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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02699

AIM Growth Series (Invesco Growth Series)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Philip A. Taylor

11 Greenway Plaza,

Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Item 1. Report to Stockholders.

Invesco

Annual Report to Shareholders December 31, 2014

Invesco Alternative Strategies Fund

Nasdaq:
A: LQLAX ▪ C: LQLCX ▪ R: LQLRX ▪ Y: LQLYX ▪ R5: LQLFX ▪ R6: LQLSX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
5 Fund Performance
5 Supplemental Information
11 Schedule of Investments
12 Financial Statements
14 Notes to Financial Statements
19 Financial Highlights
20 Auditor's Report
21 Fund Expenses
22 Initial Approval of Investment Advisory and Sub-Advisory Agreements
24 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period, the US economy showed unmistakable signs of improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second and third quarters as employment data improved markedly. Given continuing positive economic trends, the US Federal Reserve (the Fed) ended its extraordinary asset purchase program in October – but it pledged in December to be “patient” before raising interest rates. Overseas, the story was much different. Concerns about economic stagnation and the potential for deflation depressed European markets, while the Chinese economy was hurt by a slowdown in manufacturing.

Political change in Washington, DC; changes to monetary policy by the Fed and other central banks; the future direction of oil prices; and unexpected geopolitical events are likely to affect markets in the US and overseas in 2015. This may make some investors hesitant to begin to save for their long-term financial goals. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2	Invesco Alternative Strategies Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use  to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of  changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Alternative Strategies Fund

Management’s Discussion of Fund Performance

Performance summary

Invesco Alternative Strategies Fund incepted on October 14, 2014. For the two-and-a-half-month reporting period ended December 31, 2014, the Fund, at net asset value (NAV), produced positive returns and outperformed the Citigroup 90-Day Treasury Bill Index.

Additional Fund performance appears later in this report.

Fund vs. Indexes

Cumulative total returns, 10/14/14 to 12/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.39%
Class C Shares	1.23
Class R Shares	1.34
Class Y Shares	1.54
Class R5 Shares	1.44
Class R6 Shares	1.44
Citigroup 90-Day Treasury Bill Index▼ (Broad Market/Style-Specific Index)	0.00
Lipper Alternative Multi-Strategy Funds Classification Average¿ (Peer Group)	2.63
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The Fund incepted on October 14, 2014. For the two-and-a-half-month reporting period, the Fund, at NAV, generated positive returns and outperformed its broad market/style-specific benchmark, the Citigroup 90-Day Treasury Bill Index. Upon the Fund’s inception, we fully invested the Fund’s assets in a broad spectrum of alternative strategies and asset classes through affiliated underlying mutual funds and exchange-traded funds.

During the reporting period, the US economy continued to expand, albeit slowly, even as other regions – particularly Europe and Asia – struggled. The US Federal Reserve (the Fed), which had been reducing its asset purchases throughout 2014, finally ended all purchases in October. Concerns that the Fed’s policies would result in higher interest rates proved unfounded as long-term interest rates largely fell throughout the reporting period. This macroeconomic environment was broadly supportive of US equity markets, which rose during the reporting period. Oil prices began falling

Portfolio Composition*
By security type, based on total investments

Equity Funds	58.0%
Alternative Funds	29.5
Exchange-Traded Funds	4.0
Fixed Income Funds	1.7
Money Market Funds	6.8

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

sharply in mid-September, leading a broad decline in commodity prices during the reporting period.

The Fund’s core allocation comprises affiliated alternative strategies that historically have exhibited low-to-medium correlation to financial indexes that track broad asset classes; this seeks to limit their market exposure and provide lower volatility. Underlying funds selected for the core allocation, which included Invesco All Cap Market Neutral Fund, Invesco Global Market Neutral Fund and Invesco Global Markets Strategy Fund, broadly contributed to Fund performance during the reporting period.

The Fund’s satellite allocation comprises underlying funds that seek to perform well in specific economic environments, reflecting our near-term outlook for the market. Given the headwinds across commodities during the reporting period, PowerShares DB Silver Fund, Invesco Balanced-Risk Commodities Strategy Fund and PowerShares DB Base Metals Fund, each part of the Fund’s satellite allocation, detracted from Fund performance.

Total Net Assets	$520.0 thousand

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

  Please note that some of the Fund’s underlying funds – which include, but are not limited to, Invesco All Cap Market Neutral Fund, Invesco Global Market Neutral Fund, Invesco Global Markets Strategy Fund, Invesco Balanced-Risk Allocation Fund, Invesco Macro Long/Short Fund, Invesco Long/Short Equity Fund and Invesco Balanced-Risk Commodity Strategy Fund – may use derivatives, which may create economic leverage in the underlying funds. Additionally, please note that some of the underlying funds listed above have strategies that may be principally implemented with derivative instruments that include futures and total return swaps. Therefore, all or most of the performance of these underlying funds, both positive and negative, can be attributed to these instruments. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

  Thank you for investing in Invesco Alternative Strategies Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Duy Nguyen
Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco
Solutions, is manager of Invesco Alternative Strategies Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

Assisted by Invesco’s Solutions Team

4	Invesco Alternative Strategies Fund

Your Fund’s Performance

Cumulative Total Returns
As of 12/31/14, including maximum applicable sales charges
Class A Shares
Inception (10/14/14)	–4.17%
Class C Shares
Inception (10/14/14)	0.24%
Class R Shares
Inception (10/14/14)	1.34%
Class Y Shares
Inception (10/14/14)	1.54%
Class R5 Shares
Inception (10/14/14)	1.44%
Class R6 Shares
Inception (10/14/14)	1.44%

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.75%, 2.50%, 2.00%, 1.50%, 1.50% and 1.50%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 4.46%, 5.21%, 4.71%, 4.21%, 4.10% and 4.05%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least October 31, 2016. See current prospectus for more information.
2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 1.23% for Invesco Alternative Strategies Fund.

Invesco Alternative Strategies Fund’s investment objective is long-term capital appreciation.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■ Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.

■ Class Y shares are available only to certain investors. Please see the prospectus for more information.

■ Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

The principal risks of investing in the Fund are:

■ Allocation risk. The Fund’s investment performance depends, in part, on how its assets are allocated among the underlying funds. It is possible that due to unexpected market movements or other factors, the Adviser’s allocation of the Fund’s assets among underlying funds may not produce the desired results and could cause the Fund to perform poorly or underperform other available funds.

■ Exchange-traded funds risk. An investment by the Fund or an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Investments in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or an underlying fund indirectly bears its proportionate

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

continued on page 6

5	Invesco Alternative Strategies Fund

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share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

■	Fund of funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. The Fund will indirectly pay a proportional share of the fees and expenses of the underlying funds in which it invests. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

The principal risks of investing in the Fund also include the risks of each underlying fund. These risks include:

■	Active trading risk. Certain underlying funds engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the potential “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the underlying fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the underlying fund’s transaction costs.

■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risks of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, an underlying fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
■	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of an underlying fund from certain commodity-linked derivatives was treated as non-qualifying income, an underlying fund that invests in commodity-linked derivatives to a significant degree might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. The Internal Revenue Service has issued a number of private letter rulings to other mutual funds, including to another Invesco fund (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives constitutes qualifying income. However, the Internal Revenue Service suspended issuance of any further private letter rulings in July 2011 pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of an underlying fund’s use of commodity-linked notes or a wholly-owned subsidiary (which guidance might be applied to the underlying fund retroactively), it could limit the underlying fund’s ability to pursue its investment strategy and the underlying fund might not qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. The underlying fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

■	Commodity risk. Certain of the underlying fund’s significant investment exposure to the commodities markets and/ or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.
■	Commodity-linked notes risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
■	Concentration risk. To the extent, an underlying fund invests a greater amount in any one sector or industry,

6	Invesco Alternative Strategies Fund

an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.

■	Convertible securities risk. The value of an underlying fund that owns convertible securities may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Correlation risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.
■	Credit risk. The issuer of instruments in which the underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor, such as an underlying fund, in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.
■	Currency/exchange rate risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Defaulted securities risk. Defaulted
securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
■	Depositary receipts risk. The use of depositary receipts by an underlying fund involves many of the same risks as those associated with an underlying fund’s direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay an underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make an underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the underlying fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for certain underlying funds than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than certain underlying funds to implement their investment strategy.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries held by an underlying fund may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.
■	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to an underlying fund’s business of investing in securities, the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board of Trustees may authorize a significant change in continued on page 8

7	Invesco Alternative Strategies Fund

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investment strategy or fund liquidation.
■	Foreign government debt risk. Investments in foreign government debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
■	Foreign securities risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability; changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Geographic focus risk. From time to time an underlying fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If an underlying fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An underlying fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.
■	High yield bond (junk bond) risk. An underlying fund’s investment in junk bonds involves a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Indexing risk. Unlike many investment companies, an underlying fund that is an “index” fund does not utilize an investing strategy that seeks returns in excess of the underlying index that the underlying fund is designed to track.

Therefore, it would not necessarily sell a security unless that security is removed from the underlying index. An underlying index fund’s return may not match the return of the underlying index. An underlying index fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the underlying index. As a result, an adverse development respecting an issuer of securities held by an underlying index fund could result in a greater decline in NAV than would be the case if an underlying fund held all of the securities in the underlying index. To the extent the assets in an underlying fund are smaller, these risks will be greater.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund’s use of derivatives that provide leveraged exposure to government bonds.
■	Investing in the European Union risk. To the extent an underlying fund invests in countries in the European Union, the underlying fund may face increased susceptibility to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.
■	Leverage risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.
■	Liquidity risk. An underlying fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.
■	Management risk. The investment techniques and risk analysis used by the underlying funds’ portfolio managers may not produce the desired results. In particular, there is no guarantee that the underlying funds’ portfolio manager’s investment selection process will produce a portfolio effective at achieving the underlying fund’s respective investment objective. In addition, certain underlying funds’ investment strategies will likely cause the underlying fund to underperform the broader equity markets in which the underlying fund invests during market rallies. Further, the portfolio managers’ use of short derivative positions and instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.
■	Market risk. The prices of and the income generated by an underlying fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations in the various markets in which the underlying funds invest.
■	Mortgage- and asset-backed securities risk. Certain of the underlying funds may invest in mortgage and asset-backed securities that are subject to

8	Invesco Alternative Strategies Fund

prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing the underlying fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile.

■	Non-diversification risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
■	Participation notes risk. An underlying fund’s investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market they seek to replicate. In addition, the underlying fund has no rights under participation notes against the issuer of the underlying security and is subject to the creditworthiness of the issuing bank or broker-dealer.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Prepayment risk. An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit an underlying fund’s potential gains. Prepayments may require the underlying fund to replace the loan or debt security with a lower yielding security, adversely affecting an underlying fund’s yield.
■	REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to and underlying fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, an underlying fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

■	Short sales risk. Short sales may cause an underlying fund to repurchase a security at a higher price, thereby causing the underlying fund to incur a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, an underlying fund’s exposure is unlimited. In order to establish a short position in a security, an underlying fund must borrow the security from a broker. The underlying fund may not always be able to borrow a security the underlying fund seeks to sell short at a particular time or at an acceptable price. An underlying fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. An underlying fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause an underlying fund to be volatile.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies held by an underlying fund may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Subsidiary risk. Certain underlying funds invest in wholly owned subsidiaries to gain exposure to commodities and other non-securities in amounts greater than could be held directly by the underlying funds. By investing in the subsidiary, an underlying fund is indirectly exposed to risks associated with the subsidiary’s investments. The subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and except as otherwise noted in the underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the subsidiary to operate as described in the underlying fund prospectus and SAI and could negatively affect the underlying fund and, therefore, the Fund.
■	US government obligations risk. Underlying funds that invest in derivatives may hold significant positions in obligations issued by US government agencies and instrumentalities. These obligations may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.
■	Volatility risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

■	The Citigroup 90-Day Treasury Bill Index is an unmanaged index representative of three-month Treasury bills.
■	The Lipper Alternative Multi-Strategy Funds Classification Average represents an average of all funds in the Lipper Alternative Multi-Strategy Funds classification.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

continued on page 10

9	Invesco Alternative Strategies Fund

continued from page 9

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10	Invesco Alternative Strategies Fund

Schedule of Investments

December 31, 2014

Invesco Alternative Strategies Fund

Schedule of Investments in Affiliated Issuers–105.28%(a)

	% of Net Assets 12/31/14	Value 10/14/14 (Commencement Date)	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/14	Value 12/31/14
Alternative Funds-4.23%
Powershares DB Base Metals Fund-ETF(b)	2.43%	$—	$13,374	$—	$(726)	$—	$—	795	$12,648
Powershares DB Silver Fund-ETF(b)	1.80%	—	10,180	—	(805)	—	—	371	9,375
Total Alternative Funds		—	23,554	—	(1,531)	—	—	1,166	22,023

Asset Allocation Funds–31.04%
Invesco Balanced–Risk Allocation Fund	13.91%	—	81,344	(4,753)	(3,775)	3,044	1,580	6,210	72,352
Invesco Balanced–Risk Commodity Strategy Fund(b)	2.34%	—	12,903	—	(728)	—	—	1,628	12,175
Invesco Global Markets Strategy Fund	14.79%	—	78,906	(2,500)	581	1,188	1,269	7,538	76,889
Total Asset Allocation Funds		—	173,153	(7,253)	(3,922)	4,232	2,849	15,376	161,416

Domestic Equity Funds–22.12%
Invesco All Cap Market Neutral Fund(b)	18.18%	—	96,389	(1,385)	(435)	(9)	—	8,772	94,560
Invesco Long/Short Equity Fund	3.94%	—	19,544	—	921	5	—	1,808	20,465
Total Domestic Equity Funds		—	115,933	(1,385)	486	(4)	—	10,580	115,025

Fixed-Income Funds–1.81%
Invesco Floating Rate Fund	1.81%	—	9,499	—	(106)	—	73	1,217	9,393

Foreign Equity Funds–35.04%
Invesco Global Infrastructure Fund	3.56%	—	18,140	—	363	19	189	1,776	18,503
Invesco Global Market Neutral Fund	17.15%	—	93,587	(2,117)	(2,204)	13	1,620	8,735	89,189
Invesco Macro Long/Short Fund	14.33%	—	75,138	—	(596)	—	866	7,560	74,542
Total Foreign Equity Funds		—	186,865	(2,117)	(2,437)	32	2,675	18,071	182,234

Real Estate Funds–3.84%
Invesco Global Real Estate Fund	3.84%	—	19,756	—	213	—	338	1,538	19,969

Money Market Funds–7.20%
Liquid Assets Portfolio–Institutional Class	3.60%	—	254,639	(235,930)	—	—	1	18,709	18,709
Premier Portfolio–Institutional Class	3.60%	—	254,639	(235,930)	—	—	1	18,709	18,709
Total Money Market Funds		—	509,278	(471,860)	—	—	2	37,418	37,418
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $554,775)	105.28%	$—	$1,038,038	$(482,615)	$(7,297)	$4,260 (c)	$5,937		$547,478
OTHER ASSETS LESS LIABILITIES	(5.28)%								(27,456)
NET ASSETS	100.00%								$520,022

Investment Abbreviations:

ETF — Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Class R6 shares of the mutual funds listed and the Fund shares of the exchange-traded funds.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)	Includes $3,508, $1,286, $5, $19 and $90 of capital gains distributions from affiliated underlying funds for Invesco Balanced-Risk Allocation Fund, Invesco Global Markets Strategy Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund and Invesco Global Market Neutral Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Alternative Strategies Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in affiliated underlying funds, at value (Cost $554,775)	$547,478
Receivable for:
Dividends — affiliated underlying funds	38
Investment for trustee deferred compensation and retirement plans	722
Other assets	85,946
Total assets	634,184

Liabilities:
Payable for:
Investments purchased — affiliated underlying funds	27,173
Accrued fees to affiliates	59,384
Accrued trustees’ and officers’ fees and benefits	149
Accrued other operating expenses	26,734
Trustee deferred compensation and retirement plans	722
Total liabilities	114,162
Net assets applicable to shares outstanding	$520,022

Net assets consist of:
Shares of beneficial interest	$526,136
Undistributed net investment income	(625)
Undistributed net realized gain	1,808
Net unrealized appreciation (depreciation)	(7,297)
$520,022

Net Assets:
Class A	$152,309
Class C	$20,670
Class R	$18,004
Class Y	$309,117
Class R5	$9,961
Class R6	$9,961

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	15,306
Class C	2,078
Class R	1,809
Class Y	31,028
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$9.95
Maximum offering price per share
(Net asset value of $9.95 ÷ 94.50%)	$10.53
Class C:
Net asset value and offering price per share	$9.95
Class R:
Net asset value and offering price per share	$9.95
Class Y:
Net asset value and offering price per share	$9.96
Class R5:
Net asset value and offering price per share	$9.95
Class R6:
Net asset value and offering price per share	$9.95

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Alternative Strategies Fund

Statement of Operations

For the period October 14, 2014 (commencement date) through December 31, 2014

Investment income:
Dividends from affiliated underlying funds	$5,937
Other Income	24
Total investment income	5,961

Expenses:
Advisory fees	120
Administrative services fees	10,822
Custodian fees	1,089
Distribution fees:
Class A	74
Class C	43
Class R	12
Transfer agent fees — A, C, R and Y	752
Transfer agent fees — R5	2
Transfer agent fees — R6	2
Trustees’ and officers’ fees and benefits	4,040
Registration and filing fees	22,912
Reports to shareholders	5,997
Professional services fees	27,988
Other	4,046
Total expenses	77,899
Less: Fees waived and expenses reimbursed	(77,555)
Net expenses	344
Net investment income	5,617

Realized and unrealized gain (loss) from investments in affiliated underlying fund shares
Net realized gain (loss) on sales of affiliated underlying fund shares	(648)
Net realized gain from distributions of affiliated underlying fund shares	4,908
4,260
Change in net unrealized appreciation (depreciation) of affiliated underlying fund shares	(7,297)
Net gain (loss) from affiliated underlying funds	(3,037)
Net increase in net assets resulting from operations	$2,580

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Alternative Strategies Fund

Statement of Changes in Net Assets

For the period October 14, 2014 (commencement date) through December 31, 2014

October 14, 2014 (commencement date) through December 31, 2014
Operations:
Net investment income	$5,617
Net realized gain	4,260
Change in net unrealized appreciation (depreciation)	(7,297)
Net increase in net assets resulting from operations	2,580

Distributions to shareholders from net investment income:
Class A	(2,664)
Class C	(356)
Class R	(183)
Class Y	(5,449)
Class R5	(193)
Class R6	(193)
Total distributions from net investment income	(9,038)

Share transactions–net:
Class A	153,374
Class C	20,746
Class R	18,066
Class Y	314,262
Class R5	10,016
Class R6	10,016
Net increase in net assets resulting from share transactions	526,480
Net increase in net assets	520,022

Net assets:
Beginning of period	—
End of period (includes undistributed net investment income of $(625))	$520,022

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Alternative Strategies Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The Fund commenced operations on October 14, 2014.

The Fund’s primary investment objective is long-term capital appreciation. The Fund is a “fund of funds,” in that it invests in other mutual funds advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (“PowerShares Capital”), an affiliate of Invesco (“underlying funds”). Invesco and PowerShares Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publically available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

14                         Invesco Alternative Strategies Fund

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

15                         Invesco Alternative Strategies Fund

D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further in Note 10.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and PowerShares Capital (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least October 31, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding Acquired Fund Fees and Expenses and certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.52%, 1.27%, 0.77%, 0.27%, 0.27% and 0.27% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after fee waiver and/or expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on October 31, 2016. The fee waiver agreement cannot be terminated during its term.

For the period October 14, 2014 (commencement date) through December 31, 2014, the Adviser waived advisory fees and reimbursed fund level expenses of $76,799 and reimbursed class level expenses of $295, $43, $25, $389, $2 and $2 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period October 14, 2014 (commencement date) through December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period October 14, 2014 (commencement date) through December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

16                         Invesco Alternative Strategies Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the period October 14, 2014 (commencement date) through December 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period October 14, 2014 (commencement date) through December 31, 2014, IDI advised the Fund that IDI retained $183 in front-end sales commissions from the sale of Class A shares.

The underlying Invesco funds pay no distribution fees for Class Y and Class R6, and the Fund pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

For the period October 14, 2014 (commencement date) through December 31, 2014, the Fund incurred $12 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2014, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represents unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco Alternative Strategies Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period October 14, 2014 (commencement date) through December 31, 2014:

2014
Ordinary income	$9,038

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$2
Undistributed long-term gain	2,454
Net unrealized appreciation (depreciation) — investments	(7,945)
Temporary book/tax differences	(625)
Shares of beneficial interest	526,136
Total net assets	$520,022

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have capital loss carryforward as of December 31, 2014.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period October 14, 2014 (commencement date) through December 31, 2014 was $528,760 and $10,755, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,077
Aggregate unrealized (depreciation) of investment securities	(10,022)
Net unrealized appreciation (depreciation) of investment securities	$(7,945)

Cost of investments for tax purposes is $555,423.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions from underlying funds, stock issuance costs and immaterial over-distributions, on December 31, 2014, undistributed net investment income was increased by $2,796, undistributed net realized gain was decreased by $2,452 and shares of beneficial interest was decreased by $344. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Alternative Strategies Fund

NOTE 9—Share Information

	Summary of Share Activity
	October 14, 2014 (commencement date) through December 31, 2014(a)
	Shares	Amount
Sold:
Class A	15,237	$152,686
Class C	2,059	20,563
Class R	1,809	18,066
Class Y	30,683	310,841
Class R5	1,001	10,016
Class R6	1,001	10,016

Issued as reinvestment of dividends:
Class A	69	688
Class C	19	183
Class Y	345	3,421
Net increase in share activity	52,223	$526,480

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 37% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Also, 48% of the outstanding shares of the Fund are owned by the Adviser.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/14(e)	$10.00	$0.15	$(0.01)	$0.14	$(0.19)	$9.95	1.39%	$152	0.52	%(f)	97.85	%(f)	6.96	%(f)	3%
Class C
Year ended 12/31/14(e)	10.00	0.14	(0.02)	0.12	(0.17)	9.95	1.23	21	1.27	(f)	98.60	(f)	6.21	(f)	3
Class R
Year ended 12/31/14(e)	10.00	0.15	(0.02)	0.13	(0.18)	9.95	1.34	18	0.77	(f)	98.10	(f)	6.71	(f)	3
Class Y
Year ended 12/31/14(e)	10.00	0.16	(0.01)	0.15	(0.19)	9.96	1.54	309	0.27	(f)	97.60	(f)	7.21	(f)	3
Class R5
Year ended 12/31/14(e)	10.00	0.16	(0.02)	0.14	(0.19)	9.95	1.44	10	0.27	(f)	96.70	(f)	7.21	(f)	3
Class R6
Year ended 12/31/14(e)	10.00	0.16	(0.02)	0.14	(0.19)	9.95	1.44	10	0.27	(f)	96.70	(f)	7.21	(f)	3

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 1.73% for the period October 14, 2014 (commencement date) through December 31, 2014.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date of October 14, 2014.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $137, $20, $11, $180, $10 and $10 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

19                         Invesco Alternative Strategies Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Alternative Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Alternative Strategies Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period October 14, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and transfer agent, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 25, 2015

20                         Invesco Alternative Strategies Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 14, 2014 (commencement date) through December 31, 2014.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business October 14, 2014 (commencement date through December 31, 2014).

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (10/14/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[3]
A	$1,000.00	$1,032.70	$1.14	$1,022.58	$2.65	0.52%
C	1,000.00	1,029.60	2.79	1,018.80	6.46	1.27
R	1,000.00	1,031.70	1.69	1,021.32	3.92	0.77
Y	1,000.00	1,034.70	0.59	1,023.84	1.38	0.27
R5	1,000.00	1,033.70	0.59	1,023.84	1.38	0.27
R6	1,000.00	1,033.70	0.59	1,023.84	1.38	0.27

[1]	The actual ending account value is based on the actual total return of the Fund for the period October 14, 2014 (commencement date) through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 79 (as of close of business October 14, 2014 (commencement date) through December 31, 2014)/365. Because the Fund has not been in existence for a full six-month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six-month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in the Fund and other funds because such data is based on a full six-month period.

21                         Invesco Alternative Strategies Fund

Initial Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Growth Series (Invesco Growth Series) (the Company) is required under the Investment Company Act of 1940, as amended, to approve the Invesco Alternative Strategies Fund (the Fund) investment advisory agreements before the Fund can commence operations. During meetings held on October 29-30, 2013, the Board as a whole and the disinterested or “independent” Trustees voting separately approved (i) an amendment to the Company’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add the Fund, and (ii) (a) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, and (b) an amendment to the Sub-Advisory Contract with Invesco PowerShares Capital Management LLC to add the Fund (the sub-advisers, the Affiliated Sub-Advisers; and the contracts, the sub-advisory contracts). In doing so, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process as well as the information provided with respect to the Fund. Prior to the October 2013 meeting, the Board and its Investments Committee met on several occasions to receive, review and discuss among themselves and with Invesco Advisers the information provided with respect to the Fund. The Board (i) determined that the investment advisory agreement and sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s agreements is fair and reasonable and (ii) approved submission of the agreements to the initial shareholder of the Fund.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Fund will be assigned to one of the Sub-Committees. The Sub-Committees meet throughout the year to review the performance, fees, expenses and other matters related to their assigned Invesco Funds. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board was assisted in its review by the Senior Officer, an independent officer of the Invesco Funds, and by independent legal counsel. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

Factors and Conclusions and Summary of Evaluation of Investment Advisory and Sub-Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the existing relationship between Invesco Advisers and the Invesco Funds, as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers are appropriate.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who may provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance

The Board did not consider the performance of the Fund because the Fund is new and has no performance history. The Board did review performance expectations for the Fund in different market environments.

C.	Advisory and Sub-Advisory Fees and Fee Waivers

The Board considered the proposed advisory fee schedule of the Fund and the proposed fee waivers and expense limitations that will be in place for the Fund through December 31, 2015. The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees will have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.

The Board also considered comparative advisory fee data provided by Invesco Advisers with respect to comparable registered funds managed by third-party advisers. The Board noted that the advisory fee is below the Lipper Global Flexible Portfolio classification median fee and that the advisory fee is below the fee of four key competitors identified by Invesco Advisers.

Based upon the information provided and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund would benefit from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board considered information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the Fund’s investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates

22                         Invesco Alternative Strategies Fund

resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

23                         Invesco Alternative Strategies Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Qualified Dividend Income*	14.99%
Corporate Dividends Received Deduction*	5.89%
U.S. Treasury Obligations*	8.02%

*	The above percentages are based on ordinary income dividends paid to shareholders during the period October 14, 2014 (commencement date) through December 31, 2014.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$164

24                         Invesco Alternative Strategies Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Alternative Strategies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees —(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Alternative Strategies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Alternative Strategies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Alternative Strategies Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

When available, information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 will be available at invesco.com/proxysearch. The information also will be available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	ALST-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders | December 31, 2014

Invesco Balanced-Risk Retirement Funds

2 Letters to Shareholders
4 Performance Summary
4 Management Discussion
14 Long-Term Fund Performance
24 Supplemental Information
29 Schedule of Investments
x Financial Statements
x Notes to Financial Statements
x Financial Highlights
x Auditor's Report
x Fund Expenses
x Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor	Dear Shareholders:
This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period, the US economy showed unmistakable signs of improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second and third quarters as employment data improved markedly. Given continuing positive economic trends, the US Federal Reserve (the Fed) ended its extraordinary asset purchase program in October – but it pledged in December to be “patient” before raising interest rates. Overseas, the story was much different. Concerns about economic stagnation and the potential for deflation depressed European markets, while the Chinese economy was hurt by a slowdown in manufacturing.

Political change in Washington, DC; changes to monetary policy by the Fed and other central banks; the future direction of oil prices; and unexpected geopolitical events are likely to affect markets in the US and overseas in 2015. This may make some investors hesitant to begin to save for their long-term financial goals. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2	Invesco Balanced-Risk Retirement Funds

Bruce Crockett	Dear Fellow Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	■	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement Now Fund

For the year ended December 31, 2014, Class A shares of Invesco Balanced-Risk Retirement Now Fund, at net asset value (NAV), outperformed the Custom Balanced-Risk Retirement Now Index. While commodity prices declined during the reporting period, creating headwinds for the Fund, the Fund posted positive absolute returns at NAV with strategic and active positioning within fixed income driving results for the year.

Your Fund’s long-term performance appears later in this report.

Developed-market equity markets began the reporting period on a negative note, with only select markets such as Europe and the US breaking into positive territory by the end of the first quarter of 2014. Government bonds generated attractive returns as investors tried to avoid the volatility in equity and commodity markets and geopolitical uncertainty. Commodities started 2014 with mixed results; precious metals and the agricultural complexes were up strongly, while industrial metals prices languished.

The Fund finished the first half of 2014 strongly as equities, fixed-income securities and commodities posted positive results for the second quarter. IBRA, in which the Fund invests, gains exposure to these three asset classes through the use of swaps, futures and commodity-linked notes. During the second quarter, bond yields declined as geopolitical concerns related to Russia and the Middle East created greater demand for perceived “safe-haven” assets.[1] Contraction in the US economy and generally weak European economic data also benefited bonds. Equities posted strong results as investors overlooked weaker-than-expected fundamental data and downplayed the potential for geopolitical issues to erupt into wider conflicts. Across the commodity complexes, energy led results as uncertainty in the Middle East drove crude oil prices higher. Precious metals prices also advanced, benefiting from safe-haven demand.

In the third quarter of 2014, investments in government bond futures led results as all six markets in which the Fund, through its underlying funds, was invested (Australia, Canada, Germany, Japan, the UK and the US) ended in positive territory for the quarter. Factors driving bond yields lower included ongoing

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.32%
Class AX Shares	3.32
Class B Shares	2.55
Class C Shares	2.66
Class CX Shares	2.55
Class R Shares	3.02
Class RX Shares	3.14
Class Y Shares	3.61
Class R5 Shares	3.61
Class R6 Shares	3.61
S&P 500 Index▼(Broad Market Index)	13.69
Custom Balanced-Risk Allocation Broad Index■ (Style-Specific Index)	10.75
Custom Balanced-Risk Retirement Now Index■ (Style-Specific Index)	3.30
Lipper Mixed-Asset Target Today Funds Index¿ (Peer Group Index)	4.44
Source(s): ▼FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement Now Fund (the Fund) invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy with the goal of achieving real return and capital preservation for investors in retirement. As a result of the Fund’s strategy to invest in IBRA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets among the underlying funds.

During the year ended December 31, 2014, global markets produced mixed results due to volatility resulting from a variety of geopolitical developments. At NAV, the Fund ended the year in positive territory. IBRA’s tactical positioning within commodities and fixed-income derivatives, obtained through the use of swaps and futures, boosted Fund results. IBRA’s active positioning within equities, obtained through the use of swaps and futures, slightly hurt results. The net effect was a positive contribution to Fund results from IBRA’s tactical allocations.

Target Risk Allocation and			Total Net Assets	$46.9 million	Fund Nasdaq Symbols
Notional Asset Weights as of 12/31/14			The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.		Class A Shares Class AX Shares Class B Shares Class C Shares Class CX Shares Class R Shares Class RX Shares Class Y Shares Class R5 Shares Class R6 Shares	IANAX VIRAX IANBX IANCX VIRCX IANRX VIRRX IANYX IANIX IANFX
By asset class
	Target Risk	Notional
Asset Class	Allocation*	Asset Weights**
Equity	45.10%	23.54%
Fixed Income	35.24	50.75
Commodities	16.05	13.04
Cash	3.61	40.08
Total	100.00	127.41

  *Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

4	Invesco Balanced-Risk Retirement Funds

geopolitical concerns resulting from the conflict between Russia and Ukraine, as well as heightened terrorist activity in Iraq. Our investments in developed-market equity futures delivered mixed results for the quarter as Japanese, European and US large-cap equities generally rose while US small-cap, UK and Hong Kong stocks generally declined. IBRA’s investments in commodities, obtained through swaps and futures, weighed heavily on Fund results for the quarter, with the asset class underperforming bonds and equities. Agricultural commodities were particularly weak, driven by substantial price declines in soybeans, soymeal and soybean oil, the result of expected increases in global production.

Bonds were the leading asset class in the fourth quarter of 2014 as yields contracted. Investors sought refuge in high-quality government bonds as volatility returned to equities and cyclical commodity prices softened substantially, reducing inflation expectations along the way. IBRA’s strategic and tactical overweight positioning within fixed income contributed to the bulk of Fund performance. The ending of the US Federal Reserve’s asset purchase program reintroduced volatility to equity markets, resulting in price weakness early in the fourth quarter. However, solid economic data in the US, expectations for broader central market stimulus measures in Japan and the beginning of asset purchases by the European Central Bank lifted equity markets into the end of November. IBRA’s strategic and tactical neutral positioning within equities contributed slightly to the Fund’s positive performance over the quarter. Commodities saw mixed performance over the fourth quarter. The decision by OPEC not to curtail production of crude oil led to renewed equity market weakness in December, particularly within the energy sector. Agricultural commodities posted gains overall, largely on the strong performance of soybeans and soymeal. Industrial metals prices were soft due to weak global economic data, with the slowdown in China having the greatest effect. Gold and silver also saw modest price declines for the quarter. The clear loser for the quarter was energy, which saw double-digit losses for crude oil and distillates resulting from increased supply, weak demand and OPEC’s decision to maintain production levels. IBRA’s tactical underweight positioning within the commodity sleeve aided results over the quarter.

Please note that IBRA’s strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of IBRA’s strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your continued commitment to Invesco Balanced-Risk Retirement Now Fund.

1	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement Now
Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.
Chris Devine
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement Now
Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement
Now Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement Now
Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.
Scott Wolle
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement Now
Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

5	Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2020 Fund

For the year ended December 31, 2014, Class A shares of Invesco Balanced-Risk Retirement 2020 Fund, at net asset value (NAV), outperformed the Custom Balanced-Risk Retirement 2020 Index. While commodity prices declined during the reporting period, creating headwinds for the Fund, the Fund posted positive absolute returns at NAV with strategic and active positioning within fixed income driving results for the year.

Your Fund’s long-term performance appears later in this report.

note, with only select markets such as Europe and the US breaking into positive territory by the end of the first quarter of 2014. Government bonds generated attractive returns as investors tried to avoid the volatility in equity and commodity markets and geopolitical uncertainty. Commodities started 2014 with mixed results; precious metals and the agricultural complexes were up strongly, while industrial metals prices languished.

The Fund finished the first half of 2014 strongly as equities, fixed-income securities and commodities posted positive results for the second quarter. IBRA, in which the Fund invests, gains exposure to these three asset classes through the use of swaps, futures and commodity-linked notes. During the second quarter, bond yields declined as geopolitical concerns related to Russia and the Middle East created greater demand for perceived “safe-haven” assets.[1] Contraction in the US economy and generally weak European economic data also benefited bonds. Equities posted strong results as investors overlooked weaker-than-expected fundamental data and downplayed the potential for geopolitical issues to erupt into wider conflicts. Across the commodity complexes, energy led results as uncertainty in the Middle East drove crude oil prices higher. Precious metals prices also advanced, benefiting from safe-haven demand.

In the third quarter of 2014, investments in government bond futures led results as all six markets in which the Fund, through its underlying funds, was invested (Australia, Canada, Germany, Japan, the UK and the US) ended in positive territory for the quarter. Factors driving bond yields lower included ongoing geopolitical concerns resulting from the conflict between Russia and Ukraine, as well as heightened terrorist activity in

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.81%
Class AX Shares	4.81
Class B Shares	4.03
Class C Shares	3.93
Class CX Shares	4.04
Class R Shares	4.55
Class RX Shares	4.55
Class Y Shares	5.09
Class R5 Shares	5.07
Class R6 Shares	5.06
S&P 500 Index▼ (Broad Market Index)	13.69
Custom Balanced-Risk Allocation Broad Index¢ (Style-Specific Index)	10.75
Custom Balanced-Risk Retirement 2020 Index¢ (Style-Specific Index)	4.58
Lipper Mixed-Asset Target 2020 Funds Index¿ (Peer Group Index)	4.97
Source(s): ▼FactSet Research Systems Inc.; ¢Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2020 Fund (the Fund) invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy which transitions from an accumulation strategy to a real return strategy at the target retirement date. As a result of the Fund’s strategy to invest in IBRA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets among the underlying funds.

During the year ended December 31, 2014, global markets produced mixed results due to volatility resulting from a variety of geopolitical developments. At NAV, the Fund ended the year in positive territory. IBRA’s tactical positioning within commodities and fixed-income derivatives, obtained through the use of swaps and futures, boosted Fund results. IBRA’s active positioning within equities, obtained through the use of swaps and futures, slightly hurt results. The net effect was a positive contribution to Fund results from IBRA’s tactical allocations.

Developed-market equity markets began the reporting period on a negative

Target Risk Allocation and			Total Net Assets	$124.1 million	Fund Nasdaq Symbols
Notional Asset Weights as of 12/31/14			The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.		Class A Shares Class AX Shares Class B Shares Class C Shares Class CX Shares Class R Shares Class RX Shares Class Y Shares Class R5 Shares Class R6 Shares	AFTAX VRCAX AFTBX AFTCX VRCCX ATFRX VRCRX AFTYX AFTSX VRCFX
By asset class
	Target Risk	Notional
Asset Class	Allocation*	Asset Weights**
Equity	46.23%	32.15%
Fixed Income	36.11	69.32
Commodities	16.45	17.81
Cash	1.21	17.92
Total	100.00	137.20

  *Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

6	Invesco Balanced-Risk Retirement Funds

Iraq. Our investments in developed-market equity futures delivered mixed results for the quarter as Japanese, European and US large-cap equities generally rose while US small-cap, UK and Hong Kong stocks generally declined. IBRA’s investments in commodities, obtained through swaps and futures, weighed heavily on Fund results for the quarter, with the asset class underperforming bonds and equities. Agricultural commodities were particularly weak, driven by substantial price declines in soybeans, soymeal and soybean oil, the result of expected increases in global production.

Bonds were the leading asset class in the fourth quarter of 2014 as yields contracted. Investors sought refuge in high-quality government bonds as volatility returned to equities and cyclical commodity prices softened substantially, reducing inflation expectations along the way. IBRA’s strategic and tactical overweight positioning within fixed income contributed to the bulk of Fund performance. The ending of the US Federal Reserve’s asset purchase program reintroduced volatility to equity markets, resulting in price weakness early in the fourth quarter. However, solid economic data in the US, expectations for broader central market stimulus measures in Japan and the beginning of asset purchases by the European Central Bank lifted equity markets into the end of November. IBRA’s strategic and tactical neutral positioning within equities contributed slightly to the Fund’s positive performance over the quarter. Commodities saw mixed performance over the fourth quarter. The decision by OPEC not to curtail production of crude oil led to renewed equity market weakness in December, particularly within the energy sector. Agricultural commodities posted gains overall, largely on the strong performance of soybeans and soymeal. Industrial metals prices were soft due to weak global economic data, with the slowdown in China having the greatest effect. Gold and silver also saw modest price declines for the quarter. The clear loser for the quarter was energy, which saw double-digit losses for crude oil and distillates resulting from increased supply, weak demand and OPEC’s decision to maintain production levels. IBRA’s tactical underweight positioning within the commodity sleeve aided results over the quarter.

Please note that IBRA’s strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of IBRA’s strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your continued commitment to Invesco Balanced-Risk Retirement 2020 Fund.

1	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement
2020 Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.
Chris Devine
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement
2020 Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement
2020 Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement
2020 Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.
Scott Wolle
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement
2020 Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

7	Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2030 Fund

For the year ended December 31, 2014, Class A shares of Invesco Balanced-Risk Retirement 2030 Fund, at net asset value (NAV), outperformed the Custom Balanced-Risk Retirement 2030 Index. While commodity prices declined during the reporting period, creating headwinds for the Fund, the Fund posted positive absolute returns at NAV with strategic and active positioning within fixed income driving results for the year.

Your Fund’s long-term performance appears later in this report.

swaps and futures, boosted Fund results. IBRAA’s and IBRA’s active positioning within equities, obtained through the use of swaps and futures, slightly hurt results. The net effect was a positive contribution to Fund results from IBRAA’s and IBRA’s tactical allocations.

Developed-market equity markets began the reporting period on a negative note, with only select markets such as Europe and the US breaking into positive territory by the end of the first quarter of 2014. Government bonds generated attractive returns as investors tried to avoid the volatility in equity and commodity markets and geopolitical uncertainty. Commodities started 2014 with mixed results; precious metals and the agricultural complexes were up strongly, while industrial metals prices languished.

The Fund finished the first half of 2014 strongly as equities, fixed-income securities and commodities posted positive results for the second quarter. IBRAA and IBRA, in which the Fund invests, gain exposure to these three asset classes through the use of swaps, futures and commodity-linked notes. During the second quarter, bond yields declined as geopolitical concerns related to Russia and the Middle East created greater demand for perceived “safe-haven” assets.[1] Contraction in the US economy and generally weak European economic data also benefited bonds. Equities posted strong results as investors overlooked weaker-than-expected fundamental data and downplayed the potential for geopolitical issues to erupt into wider conflicts. Across the commodity complexes, energy led results as uncertainty in the Middle East drove crude oil prices higher. Precious metals prices also advanced, benefiting from safe-haven demand.

In the third quarter of 2014, investments in government bond futures led

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.25%
Class AX Shares	6.36
Class B Shares	5.51
Class C Shares	5.51
Class CX Shares	5.39
Class R Shares	6.02
Class RX Shares	5.89
Class Y Shares	6.51
Class R5 Shares	6.50
Class R6 Shares	6.50
S&P 500 Index▼ (Broad Market Index)	13.69
Custom Balanced-Risk Allocation Broad Index¢ (Style-Specific Index)	10.75
Custom Balanced-Risk Retirement 2030 Index¢ (Style-Specific Index)	5.45
Lipper Mixed-Asset Target 2030 Funds Index¿ (Peer Group Index)	5.31
Source(s): ▼FactSet Research Systems Inc.; ¢Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2030 Fund (the Fund) invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA), Invesco Balanced-Risk Aggressive Allocation Fund (IBRAA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy which transitions from an accumulation strategy to a real return strategy at the target retirement date. As a result of the Fund’s strategy to invest in IBRA, IBRAA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets among the underlying funds.

During the year ended December 31, 2014, global markets produced mixed results due to volatility resulting from a variety of geopolitical developments. At NAV, the Fund ended the year in positive territory. Tactical shifts between asset classes made within IBRAA and IBRA, both underlying funds, throughout the year helped us navigate through this volatility and benefited overall Fund returns. IBRAA’s and IBRA’s tractical positioning within commodities and fixed-income derivatives, obtained through the use of

Target Risk Allocation and			Total Net Assets	$135.1 million	Fund Nasdaq Symbols
Notional Asset Weights as of 12/31/14			The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.		Class A Shares Class AX Shares Class B Shares Class C Shares Class CX Shares Class R Shares Class RX Shares Class Y Shares Class R5 Shares Class R6 Shares	TNAAX VREAX TNABX TNACX VRECX TNARX VRERX TNAYX TNAIX TNAFX
By asset class
	Target Risk	Notional
Asset Class	Allocation*	Asset Weights**
Equity	46.78%	42.30%
Fixed Income	36.54	91.19
Commodities	16.64	23.42
Cash	0.04	0.72
Total	100.00	157.63

  *Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

8	Invesco Balanced-Risk Retirement Funds

results as all six markets in which the Fund, through its underlying funds, was invested (Australia, Canada, Germany, Japan, the UK and the US) ended in positive territory for the quarter. Factors driving bond yields lower included ongoing geopolitical concerns resulting from the conflict between Russia and Ukraine, as well as heightened terrorist activity in Iraq. Our investments in developed-market equity futures delivered mixed results for the quarter as Japanese, European and US large-cap equities generally rose while US small-cap, UK and Hong Kong stocks generally declined. IBRAA’s and IBRA’s investments in commodities, obtained through swaps and futures, weighed heavily on Fund results for the quarter, with the asset class underperforming bonds and equities. Agricultural commodities were particularly weak, driven by substantial price declines in soybeans, soymeal and soybean oil, the result of expected increases in global production.

Bonds were the leading asset class in the fourth quarter of 2014 as yields contracted. Investors sought refuge in high-quality government bonds as volatility returned to equities and cyclical commodity prices softened substantially, reducing inflation expectations along the way. IBRAA’s and IBRA’s strategic and tactical overweight positioning within fixed income contributed to the bulk of Fund performance. The ending of the US Federal Reserve’s asset purchase program reintroduced volatility to equity markets, resulting in price weakness early in the fourth quarter. However, solid economic data in the US, expectations for broader central market stimulus measures in Japan and the beginning of asset purchases by the European Central Bank lifted equity markets into the end of November. IBRAA’s and IBRA’s strategic and tactical neutral positioning within equities contributed slightly to the Fund’s positive performance over the quarter. Commodities saw mixed performance over the fourth quarter. The decision by OPEC not to curtail production of crude oil led to renewed equity market weakness in December, particularly within the energy sector. Agricultural commodities posted gains overall, largely on the strong performance of soybeans and soy-meal. Industrial metals prices were soft due to weak global economic data, with the slowdown in China having the greatest effect. Gold and silver also saw modest price declines for the quarter. The clear loser for the quarter was energy, which saw double-digit losses for crude oil and distillates resulting from increased supply, weak demand and OPEC’s decision to maintain production levels. IBRAA’s and IBRA’s tactical underweight positioning within the commodity sleeve aided results over the quarter.

Please note that IBRAA’s and IBRA’s strategy is principally implemented with derivative instruments that include futures, total return swaps and commodity-linked notes. Therefore, all or most of the performance of IBRAA’s and IBRA’s strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your continued commitment to Invesco Balanced-Risk Retirement 2030 Fund.

1	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement
2030 Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.
Chris Devine
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement
2030 Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement
2030 Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement
2030 Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.
Scott Wolle
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement
2030 Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

9	Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2040 Fund

For the year ended December 31, 2014, Invesco Balanced-Risk Retirement 2040 Fund, at net asset value (NAV), outperformed the Custom Balanced-Risk Retirement 2040 Index. While commodity prices declined during the reporting period, creating headwinds for the Fund, the Fund posted positive absolute returns at NAV with strategic and active positioning within fixed income driving results for the year.

Your Fund’s long-term performance appears later in this report.

swaps and futures, boosted Fund results. IBRAA’s and IBRA’s active positioning within equities, obtained through the use of swaps and futures, slightly hurt results. The net effect was a positive contribution to Fund results from IBRAA’s and IBRA’s tactical allocations.

Developed-market equity markets began the reporting period on a negative note, with only select markets such as Europe and the US breaking into positive territory by the end of the first quarter of 2014. Government bonds generated attractive returns as investors tried to avoid the volatility in equity and commodity markets and geopolitical uncertainty. Commodities started 2014 with mixed results; precious metals and the agricultural complexes were up strongly, while industrial metals prices languished.

The Fund finished the first half of 2014 strongly as equities, fixed-income securities and commodities posted positive results for the second quarter. IBRAA and IBRA, in which the Fund invests, gain exposure to these three asset classes through the use of swaps, futures and commodity-linked notes. During the second quarter, bond yields declined as geopolitical concerns related to Russia and the Middle East created greater demand for perceived “safe-haven” assets.[1] Contraction in the US economy and generally weak European economic data also benefited bonds. Equities posted strong results as investors overlooked weaker-than-expected fundamental data and downplayed the potential for geopolitical issues to erupt into wider conflicts. Across the commodity complexes, energy led results as uncertainty in the Middle East drove crude oil prices higher. Precious metals prices also advanced, benefiting from safe-haven demand.

In the third quarter of 2014, investments in government bond futures led

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.35%
Class AX Shares	7.23
Class B Shares	6.38
Class C Shares	6.39
Class CX Shares	6.39
Class R Shares	7.00
Class RX Shares	6.99
Class Y Shares	7.61
Class R5 Shares	7.59
Class R6 Shares	7.59
S&P 500 Index▼ (Broad Market Index)	13.69
Custom Balanced-Risk Allocation Broad Index■ (Style-Specific Index)	10.75
Custom Balanced-Risk Retirement 2040 Index■ (Style-Specific Index)	5.39
Lipper Mixed-Asset Target 2040 Funds Index¿ (Peer Group Index)	5.48
Source(s): ▼FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2040 Fund (the Fund) invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA), Invesco Balanced-Risk Aggressive Allocation Fund (IBRAA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy which transitions from an accumulation strategy to a real return strategy at the target retirement date. As a result of the Fund’s strategy to invest in IBRA, IBRAA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets among the underlying funds.

During the year ended December 31, 2014, global markets produced mixed results due to volatility resulting from a variety of geopolitical developments. At NAV, the Fund ended the year in positive territory. Tactical shifts between asset classes made within IBRAA and IBRA, both underlying funds, throughout the year helped us navigate through this volatility and benefited overall Fund returns. IBRAA’s and IBRA’s tactical positioning within commodities and fixed-income derivatives, obtained through the use of

Target Risk Allocation and			Total Net Assets	$85.3 million	Fund Nasdaq Symbols
Notional Asset Weights as of 12/31/14			The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.		Class A Shares Class AX Shares Class B Shares Class C Shares Class CX Shares Class R Shares Class RX Shares Class Y Shares Class R5 Shares Class R6 Shares	TNDAX VRGAX TNDBX TNDCX VRGCX TNDRX VRGRX TNDYX TNDIX TNDFX
By asset class
	Target Risk	Notional
Asset Class	Allocation*	Asset Weights**
Equity	46.78%	49.12%
Fixed Income	36.55	105.91
Commodities	16.64	27.21
Cash	0.03	0.64
Total	100.00	182.88

  *Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**Proprietarymodels determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

10	Invesco Balanced-Risk Retirement Funds

results as all six markets in which the Fund, through its underlying funds, was invested (Australia, Canada, Germany, Japan, the UK and the US) ended in positive territory for the quarter. Factors driving bond yields lower included ongoing geopolitical concerns resulting from the conflict between Russia and Ukraine, as well as heightened terrorist activity in Iraq. Our investments in developed-market equity futures delivered mixed results for the quarter as Japanese, European and US large-cap equities generally rose while US small-cap, UK and Hong Kong stocks generally declined. IBRAA’s and IBRA’s investments in commodities, obtained through swaps and futures, weighed heavily on Fund results for the quarter, with the asset class underperforming bonds and equities. Agricultural commodities were particularly weak, driven by substantial price declines in soybeans, soymeal and soybean oil, the result of expected increases in global production.

Bonds were the leading asset class in the fourth quarter of 2014 as yields contracted. Investors sought refuge in high-quality government bonds as volatility returned to equities and cyclical commodity prices softened substantially, reducing inflation expectations along the way. IBRAA’s and IBRA’s strategic and tactical overweight positioning within fixed income contributed to the bulk of Fund performance. The ending of the US Federal Reserve’s asset purchase program reintroduced volatility to equity markets, resulting in price weakness early in the fourth quarter. However, solid economic data in the US, expectations for broader central market stimulus measures in Japan and the beginning of asset purchases by the European Central Bank lifted equity markets into the end of November. IBRAA’s and IBRA’s strategic and tactical neutral positioning within equities contributed slightly to the Fund’s positive performance over the quarter. Commodities saw mixed performance over the fourth quarter. The decision by OPEC not to curtail production of crude oil led to renewed equity market weakness in December, particularly within the energy sector. Agricultural commodities posted gains overall, largely on the strong performance of soybeans and soymeal. Industrial metals prices were soft due to weak global economic data, with the slowdown in China having the greatest effect. Gold and silver also saw modest price declines for the quarter. The clear loser for the quarter was energy, which saw double-digit losses for crude oil and distillates resulting from increased supply, weak demand and

OPEC’s decision to maintain production levels. IBRAA’s and IBRA’s tactical underweight positioning within the commodity sleeve aided results over the quarter.

Please note that IBRAA’s and IBRA’s strategy is principally implemented with derivative instruments that include futures, total return swaps and commodity-linked notes. Therefore, all or most of the performance of IBRAA’s and IBRA’s strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your continued commitment to Invesco Balanced-Risk Retirement 2040 Fund.

1	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement
2040 Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement
2040 Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement
2040 Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement
2040 Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement
2040 Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

11	Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2050 Fund

For the year ended December 31, 2014, Invesco Balanced-Risk Retirement 2050 Fund, at net asset value (NAV), outperformed the Custom Balanced-Risk Retirement 2050 Index. While commodity prices declined during the reporting period, creating headwinds for the Fund, the Fund posted positive absolute returns at NAV with strategic and active positioning within fixed income driving results for the year.

Your Fund’s long-term performance appears later in this report.

results due to volatility resulting from a variety of geopolitical developments. At NAV, the Fund ended the year in positive territory. Tactical shifts between asset classes made within IBRAA and IBRA, both underlying funds, throughout the year helped us navigate through this volatility and benefited overall Fund returns. IBRAA’s and IBRA’s tractical positioning within commodities and fixed-income derivatives, obtained through the use of swaps and futures, boosted Fund results. IBRAA’s and IBRA’s active positioning within equities, obtained through the use of swaps and futures, slightly hurt results. The net effect was a positive contribution to Fund results from IBRAA’s and IBRA’s tactical allocations.

Developed-market equity markets began the reporting period on a negative note, with only select markets such as Europe and the US breaking into positive territory by the end of the first quarter of 2014. Government bonds generated attractive returns as investors tried to avoid the volatility in equity and commodity markets and geopolitical uncertainty. Commodities started 2014 with mixed results; precious metals and the agricultural complexes were up strongly, while industrial metals prices languished.

The Fund finished the first half of 2014 strongly as equities, fixed-income securities and commodities posted positive results for the second quarter. IBRAA and IBRA, in which the Fund invests, gain exposure to these three asset classes through the use of swaps, futures and commodity-linked notes. During the second quarter, bond yields declined as geopolitical concerns related to Russia and the Middle East created greater demand for perceived “safe-haven” assets.[1] Contraction in the US economy and generally weak European economic data also benefited bonds. Equities posted strong

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.30%
Class AX Shares	8.30
Class B Shares	7.55
Class C Shares	7.41
Class CX Shares	7.54
Class R Shares	7.96
Class RX Shares	8.09
Class Y Shares	8.81
Class R5 Shares	8.53
Class R6 Shares	8.52
S&P 500 Index▼ (Broad Market Index)	13.69
Custom Balanced-Risk Allocation Broad Index¢ (Style-Specific Index)	10.75
Custom Balanced-Risk Retirement 2050 Index¢ (Style-Specific Index)	5.32
Lipper Mixed-Asset Target 2050 Funds Index¿ (Peer Group Index)*	4.32
Lipper Mixed-Asset Target 2050 Funds Classification Average¿ (Former Peer Group)*	5.53

Source(s): ▼FactSet Research Systems Inc.; ¢Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

  *During the reporting period, the Fund elected to use the Lipper Mixed-Asset Target 2050 Funds Index, rather than the Lipper Mixed-Asset Target 2050 Funds Classification Average, as its peer group index because the Lipper Mixed-Asset Target 2050 Funds Index more closely reflects the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2050 Fund (the Fund) invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA), Invesco Balanced-Risk Aggressive Allocation Fund (IBRAA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy which transitions from an accumulation strategy to a real return strategy at the target retirement date. As a result of the Fund’s strategy to invest in IBRA, IBRAA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets among the underlying funds.

During the year ended December 31, 2014, global markets produced mixed

Target Risk Allocation and			Total Net Assets	$49.0 million	Fund Nasdaq Symbols
Notional Asset Weights as of 12/31/14			The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.		Class A Shares Class AX Shares Class B Shares Class C Shares Class CX Shares Class R Shares Class RX Shares Class Y Shares Class R5 Shares Class R6 Shares	TNEAX VRIAX TNEBX TNECX VRICX TNERX VRIRX TNEYX TNEIX TNEFX
By asset class
	Target Risk	Notional
Asset Class	Allocation*	Asset Weights**
Equity	46.78%	54.44%
Fixed Income	36.54	117.37
Commodities	16.64	30.15
Cash	0.04	1.04
Total	100.00	203.00

 *Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

12	Invesco Balanced-Risk Retirement Funds

results as investors overlooked weaker-than-expected fundamental data and downplayed the potential for geopolitical issues to erupt into wider conflicts. Across the commodity complexes, energy led results as uncertainty in the Middle East drove crude oil prices higher. Precious metals prices also advanced, benefiting from safe-haven demand.

In the third quarter of 2014, investments in government bond futures led results as all six markets in which the Fund, through its underlying funds, was invested (Australia, Canada, Germany, Japan, the UK and the US) ended in positive territory for the quarter. Factors driving bond yields lower included ongoing geopolitical concerns resulting from the conflict between Russia and Ukraine, as well as heightened terrorist activity in Iraq. Our investments in developed-market equity futures delivered mixed results for the quarter as Japanese, European and US large-cap equities generally rose while US small-cap, UK and Hong Kong stocks generally declined. IBRAA’s and IBRA’s investments in commodities, obtained through swaps and futures, weighed heavily on Fund results for the quarter, with the asset class underperforming bonds and equities. Agricultural commodities were particularly weak, driven by substantial price declines in soybeans, soymeal and soybean oil, the result of expected increases in global production.

Bonds were the leading asset class in the fourth quarter of 2014 as yields contracted. Investors sought refuge in high-quality government bonds as volatility returned to equities and cyclical commodity prices softened substantially, reducing inflation expectations along the way. IBRAA’s and IBRA’s strategic and tactical overweight positioning within fixed income contributed to the bulk of Fund performance. The ending of the US Federal Reserve’s asset purchase program reintroduced volatility to equity markets, resulting in price weakness early in the fourth quarter. However, solid economic data in the US, expectations for broader central market stimulus measures in Japan and the beginning of asset purchases by the European Central Bank lifted equity markets into the end of November. IBRAA’s and IBRA’s strategic and tactical neutral positioning within equities contributed slightly to the Fund’s positive performance over the quarter. Commodities saw mixed performance over the fourth quarter. The decision by OPEC not to curtail production of crude oil led to renewed equity market weakness in December, particularly within the energy sector. Agricultural commodities posted gains overall, largely on the strong performance of soybeans and soymeal. Industrial metals prices were soft due to weak global economic data, with the slowdown in China having the greatest effect. Gold and silver also saw modest price declines for the quarter. The clear loser for the quarter was energy, which saw double-digit losses for crude oil and distillates resulting from increased supply, weak demand and OPEC’s decision to maintain production levels. IBRAA’s and IBRA’s tactical underweight positioning within the commodity sleeve aided results over the quarter.

Please note that IBRAA’s and IBRA’s strategy is principally implemented with derivative instruments that include futures, total return swaps and commodity-linked notes. Therefore, all or most of the performance of IBRAA’s and IBRA’s strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your continued commitment to Invesco Balanced-Risk Retirement 2050 Fund.

1	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement
2050 Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement
2050 Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement
2050 Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement
2050 Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement
2050 Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

13	Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement Now Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/31/07

1	Source: FactSet Research Systems Inc.
2	Source: Invesco, FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

14	Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/14, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	2.07%
5 Years	3.75
1 Year	–2.38

Class AX Shares
Inception	2.06%
5 Years	3.73
1 Year	–2.38

Class B Shares
Inception (1/31/07)	2.02%
5 Years	3.78
1 Year	–2.34

Class C Shares
Inception (1/31/07)	2.04%
5 Years	4.17
1 Year	1.68

Class CX Shares
Inception	2.02%
5 Years	4.12
1 Year	1.57

Class R Shares
Inception (1/31/07)	2.55%
5 Years	4.66
1 Year	3.02

Class RX Shares
Inception	2.54%
5 Years	4.65
1 Year	3.14

Class Y Shares
Inception	3.01%
5 Years	5.20
1 Year	3.61

Class R5 Shares
Inception (1/31/07)	3.07%
5 Years	5.20
1 Year	3.61

Class R6 Shares
Inception	2.89%
5 Years	5.07
1 Year	3.61

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 0.79%, 0.79%, 1.54%, 1.54%, 1.54%, 1.04%, 1.04%, 0.54%, 0.54% and 0.54%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.39%, 1.39%, 2.14%, 2.14%, 2.14%, 1.64%, 1.64%, 1.14%, 1.08% and 0.99%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved.

The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.54% for Invesco Balanced-Risk Retirement Now Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2016. See current prospectus for more information.

15	Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2020 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/31/07

1	Source: FactSet Research Systems Inc.
2	Source: Invesco, FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

16	Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/14, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	2.90%
5 Years	6.65
1 Year	–0.93

Class AX Shares
Inception	2.89%
5 Years	6.63
1 Year	–0.94

Class B Shares
Inception (1/31/07)	2.84%
5 Years	6.72
1 Year	–0.85

Class C Shares
Inception (1/31/07)	2.82%
5 Years	7.02
1 Year	2.95

Class CX Shares
Inception	2.86%
5 Years	7.05
1 Year	3.07

Class R Shares
Inception (1/31/07)	3.37%
5 Years	7.58
1 Year	4.55

Class RX Shares
Inception	3.37%
5 Years	7.58
1 Year	4.55

Class Y Shares
Inception	3.81%
5 Years	8.10
1 Year	5.09

Class R5 Shares
Inception (1/31/07)	3.90%
5 Years	8.11
1 Year	5.07

Class R6 Shares
Inception	3.71%
5 Years	7.99
1 Year	5.06

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 0.96%, 0.96%, 1.71%, 1.71%, 1.71%, 1.21%, 1.21%, 0.71%, 0.71% and 0.71%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.37%, 1.37%, 2.12%, 2.12%, 2.12%, 1.62%, 1.62%, 1.12%, 1.03% and 0.94%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.71% for Invesco Balanced-Risk Retirement 2020 Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2016. See current prospectus for more information.

17	Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2030 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/31/07

1	Source: FactSet Research Systems Inc.
2	Source: Invesco, FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

18	Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/14, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	2.48%
5 Years	7.18
1 Year	0.37

Class AX Shares
Inception	2.49%
5 Years	7.20
1 Year	0.47

Class B Shares
Inception (1/31/07)	2.44%
5 Years	7.27
1 Year	0.65

Class C Shares
Inception (1/31/07)	2.43%
5 Years	7.55
1 Year	4.54

Class CX Shares
Inception	2.44%
5 Years	7.59
1 Year	4.42

Class R Shares
Inception (1/31/07)	2.94%
5 Years	8.10
1 Year	6.02

Class RX Shares
Inception	2.94%
5 Years	8.11
1 Year	5.89

Class Y Shares
Inception	3.41%
5 Years	8.66
1 Year	6.51

Class R5 Shares
Inception (1/31/07)	3.47%
5 Years	8.67
1 Year	6.50

Class R6 Shares
Inception	3.28%
5 Years	8.52
1 Year	6.50

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.12%, 1.12%, 1.87%, 1.87%, 1.87%, 1.37%, 1.37%, 0.87%, 0.87% and 0.87%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.55%, 1.55%, 2.30%, 2.30%, 2.30%, 1.80%, 1.80%, 1.30%, 1.20% and 1.11%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved.

The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.87% for Invesco Balanced-Risk Retirement 2030 Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2016. See current prospectus for more information.

19	Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2040 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/31/07

1	Source: FactSet Research Systems Inc.
2	Source: Invesco, FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

20	Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/14, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	2.20%
5 Years	7.39
1 Year	1.39

Class AX Shares
Inception	2.19%
5 Years	7.37
1 Year	1.28

Class B Shares
Inception (1/31/07)	2.16%
5 Years	7.47
1 Year	1.55

Class C Shares
Inception (1/31/07)	2.15%
5 Years	7.78
1 Year	5.42

Class CX Shares
Inception	2.14%
5 Years	7.78
1 Year	5.43

Class R Shares
Inception (1/31/07)	2.66%
5 Years	8.32
1 Year	7.00

Class RX Shares
Inception	2.68%
5 Years	8.35
1 Year	6.99

Class Y Shares
Inception	3.13%
5 Years	8.88
1 Year	7.61

Class R5 Shares
Inception (1/31/07)	3.18%
5 Years	8.87
1 Year	7.59

Class R6 Shares
Inception	3.02%
5 Years	8.76
1 Year	7.59

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.24%, 1.24%, 1.99%, 1.99%, 1.99%, 1.49%, 1.49%, 0.99%, 0.99% and 0.99%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.86%, 1.86%, 2.61%, 2.61%, 2.61%, 2.11%, 2.11%, 1.61%, 1.46% and 1.36%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.99% for Invesco Balanced-Risk Retirement 2040 Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2016. See current prospectus for more information.

21	Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2050 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/31/07

1	Source: FactSet Research Systems Inc.
2	Source: Invesco, FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

During the reporting period, the Fund elected to use the Lipper Mixed-Asset Target 2050 Funds Index, rather than the Lipper Mixed-Asset Target 2050 Funds Classification Average, as its peer group index because the Lipper Mixed-Asset Target 2050 Funds Index more closely reflects the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes. However, because the Lipper Mixed-Asset Target 2050 Funds Index does not have sufficient history, it cannot be included on the chart above.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

22	Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/14, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	2.02%
5 Years	7.62
1 Year	2.31

Class AX Shares
Inception	2.00%
5 Years	7.59
1 Year	2.31

Class B Shares
Inception (1/31/07)	1.97%
5 Years	7.72
1 Year	2.70

Class C Shares
Inception (1/31/07)	1.98%
5 Years	8.01
1 Year	6.44

Class CX Shares
Inception	1.97%
5 Years	8.00
1 Year	6.57

Class R Shares
Inception (1/31/07)	2.48%
5 Years	8.55
1 Year	7.96

Class RX Shares
Inception	2.49%
5 Years	8.55
1 Year	8.09

Class Y Shares
Inception	2.97%
5 Years	9.11
1 Year	8.81

Class R5 Shares
Inception (1/31/07)	2.98%
5 Years	9.08
1 Year	8.53

Class R6 Shares
Inception	2.82%
5 Years	8.95
1 Year	8.52

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.36%, 1.36%, 2.11%, 2.11%, 2.11%, 1.61%, 1.61%, 1.11%, 1.11% and 1.11%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 2.42%, 2.42%, 3.17%, 3.17%, 3.17%, 2.67%, 2.67%, 2.17%, 1.92% and 1.83%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 1.11% for Invesco Balanced-Risk Retirement 2050 Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2016. See current prospectus for more information.

23	Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement Now Fund’s investment objective is to provide real return and, as a secondary objective, capital preservation.

Invesco Balanced-Risk Retirement 2020 Fund’s, Invesco Balanced-Risk Retirement 2030 Fund’s, Invesco Balanced-Risk Retirement 2040 Fund’s and Invesco Balanced-Risk Retirement 2050 Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class AX shares, Class CX shares, Class RX shares and Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employee benefit plans. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for retirement plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in Invesco Balanced-Risk Retirement Funds and the underlying funds

■	Commodity-linked notes risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
■	Commodity risk. An underlying fund’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because an underlying fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

■	Correlation risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.
■	Credit risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of the underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay an underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in an underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make an underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and an underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which an underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

24	Invesco Balanced-Risk Retirement Funds

subject to changing government regulation that could impact an underlying fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for certain underlying funds than most other mutual funds because certain underlying funds will implement their investment strategy primarily through derivative instruments rather than direct investments in stocks and bonds.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Exchange-traded funds risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Investments in exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.
■	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

■	Foreign government debt risk. Investments in foreign government debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
■	Foreign securities risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Fund of funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely,

bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund’s use of derivatives that provide leveraged exposure to government bonds.

■	Liquidity risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more market participants.
■	Management risk. The investment techniques and risk analysis used by the Fund’s and the underlying fund’s portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of short derivative positions and instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.
■	Market risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Subsidiary risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the continued on page 26

25                        Invesco Balanced-Risk Retirement Funds

continued from page 25

Subsidiary to operate as described in this prospectus and the statement of additional information (SAI), and could negatively affect the underlying fund and its shareholders.
■	US government obligations risk. An underlying fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.
■	Volatility risk. An underling fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Additional risks of investing in Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund and the underlying funds

■	Banking and financial services industry focus risk. From time to time, an underlying fund may invest more than 25% of its assets in unsecured bank instruments, including but not limited to certificates of deposit and time deposits. To the extent underlying fund focuses its investments in these instruments or invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund performance will depend on the overall condition of those industries and the individual banks and financial institutions in which an underlying fund invests. Financial services companies may be dependent on the supply of short-term financing. The value of bank instruments and securities of issuers in the banking and financial services industry can be affected by and sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad. The risk of holding bank instruments is also directly tied to the risk of insolvency or bankruptcy of the issuing banks, which risk may be higher for larger or more complex financial institutions that combine traditional, commercial and investment banking.
■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service suspended issuance of any further private letter rulings in July 2011 pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s use of commodity-linked notes or the Subsidiary, it could limit Invesco Balanced-Risk Allocation Fund’s ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.
■	Foreign credit exposure risk. US-dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.
■	Money market fund risk. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund’s $1.00 share price. The credit quality of the underlying fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund’s share price. An underlying fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Furthermore, the SEC recently adopted amendments to money market fund regulations that, when implemented, could impact an underlying fund’s operations and possibly negatively impact its return.

■	Municipal securities risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the underlying fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Repurchase agreement risk. If the seller of a repurchase agreement defaults or otherwise does not fulfill its obligations, an underlying fund may incur delays and losses arising from selling the underlying securities, enforcing its rights, or declining collateral value. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or US government securities.
■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the underlying fund could suffer a loss if the issuer defaults during periods in which the underlying fund is not entitled to exercise its demand rights.
■	Yield risk. An underlying fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. Additionally, inflation may outpace and diminish investment returns over time.

26	Invesco Balanced-Risk Retirement Funds

Additional risks of investing in Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund, Invesco Balanced-Risk Retirement 2050 Fund and the underlying funds

■	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service suspended issuance of any further private letter rulings in July 2011 pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s or Invesco Balanced-Risk Aggressive Allocation Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund’s ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation.

Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

■	Non-diversification risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

About indexes used in this report

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.
■	The Custom Balanced-Risk Allocation Broad Index consists of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Index.
■	The Custom Balanced-Risk Retirement Now Index was created by Invesco to serve as a style-specific benchmark for the Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom Independence Now Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs, Barclays U.S. Universal and the three-month US Treasury bill. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index, the JP Morgan Global Government Bond Index and the three-month US Treasury bill. Since December 1, 2009, the index has comprised the MSCI World Index, the Barclays U.S. Aggregate Index and the three-month US Treasury bill. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
■	The Custom Balanced-Risk Retirement 2020 Index was created by Invesco to serve as a style-specific benchmark for the Fund. From the inception of the Fund to November 4,

2009, the index comprised the Custom Independence 2020 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index has comprised the MSCI World Index and the Barclays U.S. Aggregate Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.

■	The Custom Balanced-Risk Retirement 2030 Index was created by Invesco to serve as a style-specific benchmark for the Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom Independence 2030 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index has comprised the MSCI World Index and the Barclays U.S. Aggregate Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
■	The Custom Balanced-Risk Retirement 2040 Index was created by Invesco to serve as a style-specific benchmark for the Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom Independence 2040 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index has comprised the MSCI World Index and the Barclays U.S. Aggregate Index. The composition of the index may change based on the Fund’s target asset allocation continued on page 28

27                        Invesco Balanced-Risk Retirement Funds

continued from page 27

Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
■	The Custom Balanced-Risk Retirement 2050 Index was created by Invesco to serve as a style-specific benchmark for the Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom Independence 2050 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index has comprised the MSCI World Index and the Barclays U.S. Aggregate Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
■	The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of US REITs. The index is computed using the net return which withholds applicable taxes for non-resident investors.
■	The JP Morgan Global Government Bond Index is a total return, market capitalization weighted index that is re-balanced monthly and includes the following countries: Australia, Belgium, Canada, Denmark, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States.
■	The Lipper Mixed-Asset Target Today Funds Index is an unmanaged index considered representative of mixed-asset target today funds tracked by Lipper.
■	The Lipper Mixed-Asset Target 2020 Funds Index is an unmanaged index considered representative of mixed-asset target 2020 funds tracked by Lipper.
■	The Lipper Mixed-Asset Target 2030 Funds Index is an unmanaged index considered representative of mixed-asset target 2030 funds tracked by Lipper.
■	The Lipper Mixed-Asset Target 2040 Funds Index is an unmanaged index considered representative of mixed-asset target 2040 funds tracked by Lipper.
■	The Lipper Mixed-Asset Target 2050 Funds Classification Average represents an average of all funds in the Lipper Mixed-Asset Target 2050 Funds classification.
■	The Lipper Mixed-Asset Target 2050 Funds Index is an unmanaged index considered representative of mixed-asset target 2050 funds tracked by Lipper.
■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The MSCI WorldSM Index is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

28	Invesco Balanced-Risk Retirement Funds

Schedule of Investments

December 31, 2014

Invesco Balanced-Risk Retirement Now Fund

Schedule of Investments in Affiliated Issuers–100.30%(a)

	% of Net Assets 12/31/14	Value 12/31/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain		Dividend Income	Shares 12/31/14	Value 12/31/14
Asset Allocation Funds–60.22%
Invesco Balanced-Risk Allocation Fund–Class R6	60.22%	$31,613,424	$2,714,506	$(5,666,508)	$(269,640)	$1,355,637		$664,773	2,426,754	$28,271,689

Money Market Funds–40.08%
Liquid Assets Portfolio–Institutional Class	20.04%	10,512,131	4,645,637	(5,752,452)	—	—		6,103	9,405,316	9,405,316
Premier Portfolio–Institutional Class	20.04%	10,512,132	4,645,637	(5,752,452)	—	—		1,948	9,405,317	9,405,317
Total Money Market Funds		21,024,263	9,291,274	(11,504,904)	—	—		8,051	18,810,633	18,810,633
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $45,537,772)	100.30%	$52,637,687	$12,005,780	$(17,171,412)	$(269,640)	$1,355,637	(b)	$672,824		$47,082,322
OTHER ASSETS LESS LIABILITIES	(0.30)%									(141,671)
NET ASSETS	100.00%									$46,940,651
Invesco Balanced-Risk Retirement 2020 Fund

Schedule of Investments in Affiliated Issuers–100.17%(a)

	% of Net Assets 12/31/14	Value 12/31/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain		Dividend Income	Shares 12/31/14	Value 12/31/14
Asset Allocation Funds–82.25%
Invesco Balanced-Risk Allocation Fund–Class R6	82.25%	$115,737,869	$7,729,025	$(19,961,769)	$(864,783)	$4,772,968		$2,400,394	8,762,633	$102,084,679

Money Market Funds–17.92%
Liquid Assets Portfolio–Institutional Class	8.96%	8,894,379	12,750,620	(10,526,835)	—	—		6,172	11,118,164	11,118,164
Premier Portfolio–Institutional Class	8.96%	8,894,379	12,750,620	(10,526,836)	—	—		1,957	11,118,163	11,118,163
Total Money Market Funds		17,788,758	25,501,240	(21,053,671)	—	—		8,129	22,236,327	22,236,327
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $122,699,879)	100.17%	$133,526,627	$33,230,265	$(41,015,440)	$(864,783)	$4,772,968	(b)	$2,408,523		$124,321,006
OTHER ASSETS LESS LIABILITIES	(0.17)%									(208,507)
NET ASSETS	100.00%									$124,112,499

Invesco Balanced-Risk Retirement 2030 Fund

Schedule of Investments in Affiliated Issuers–100.21%(a)

	% of Net Assets 12/31/14	Value 12/31/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain		Dividend Income	Shares 12/31/14	Value 12/31/14
Asset Allocation Funds–99.49%
Invesco Balanced-Risk Allocation Fund–Class R6	82.07%	$104,369,953	$14,531,089	$(5,769,776)	$(2,011,311)	$5,499,290		$2,596,926	9,515,393	$110,854,332
Invesco Balanced-Risk Aggressive Allocation Fund	17.42%	27,326,360	2,911,402	(6,444,082)	(315,935)	1,412,220		1,146,466	2,530,093	23,529,861
Total Asset Allocation Funds		131,696,313	17,442,491	(12,213,858)	(2,327,246)	6,911,510		3,743,392	12,045,486	134,384,193

Money Market Funds–0.72%
Liquid Assets Portfolio–Institutional Class	0.36%	500,553	8,952,706	(8,960,574)	—	—		190	492,685	492,685
Premier Portfolio–Institutional Class	0.36%	500,553	8,952,705	(8,960,574)	—	—		60	492,684	492,684
Total Money Market Funds		1,001,106	17,905,411	(17,921,148)	—	—		250	985,369	985,369
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $136,345,446)	100.21%	$132,697,419	$35,347,902	$(30,135,006)	$(2,327,246)	$6,911,510	(b)	$3,743,642		$135,369,562
OTHER ASSETS LESS LIABILITIES	(0.21)%									(279,936)
NET ASSETS	100.00%									$135,089,626

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Includes $1,475,730, $5,328,631 and $7,125,017 of capital gains distributions from affiliated underlying funds for Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund and Invesco Balanced-Risk Retirement 2030 Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Balanced-Risk Retirement Funds

Schedule of Investments—(continued)

December 31, 2014

Invesco Balanced-Risk Retirement 2040 Fund

Schedule of Investments in Affiliated Issuers–100.65%(a)

	% of Net Assets 12/31/14	Value 12/31/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain		Dividend Income	Shares 12/31/14	Value 12/31/14
Asset Allocation Funds–100.01%
Invesco Balanced-Risk Allocation Fund–Class R6	48.70%	$35,432,090	$8,352,304	$(1,300,314)	$(892,880)	$2,097,766		$2,114,618	3,566,328	$41,547,718
Invesco Balanced-Risk Aggressive Allocation Fund	51.31%	42,448,840	7,444,586	(5,199,722)	(946,485)	2,534,814		964,570	4,706,813	43,773,366
Total Asset Allocation Funds		77,880,930	15,796,890	(6,500,036)	(1,839,365)	4,632,580		3,079,188	8,273,141	85,321,084

Money Market Funds–0.64%
Liquid Assets Portfolio–Institutional Class	0.32%	303,107	6,848,550	(6,877,703)	—	—		134	273,954	273,954
Premier Portfolio–Institutional Class	0.32%	303,107	6,848,550	(6,877,703)	—	—		44	273,954	273,954
Total Money Market Funds		606,214	13,697,100	(13,755,406)	—	—		178	547,908	547,908
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $90,051,381)	100.65%	$78,487,144	$29,493,990	$(20,255,442)	$(1,839,365)	$4,632,580	(b)	$3,079,366		$85,868,992
OTHER ASSETS LESS LIABILITIES	(0.65)%									(555,164)
NET ASSETS	100.00%									$85,313,828

Invesco Balanced-Risk Retirement 2050 Fund

Schedule of Investments in Affiliated Issuers–98.97%(a)

	% of Net Assets 12/31/14	Value 12/31/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain		Dividend Income	Shares 12/31/14	Value 12/31/14
Asset Allocation Funds–97.93%
Invesco Balanced-Risk Allocation Fund–Class R6	15.26%	$4,938,551	$3,015,152	$(263,205)	$(206,533)	$359,169		$169,844	640,866	$7,466,097
Invesco Balanced-Risk Aggressive Allocation Fund	82.67%	35,480,587	9,012,466	(2,960,423)	(995,387)	2,210,301		1,915,919	4,352,108	40,474,603
Total Asset Allocation Funds		40,419,138	12,027,618	(3,223,628)	(1,201,920)	2,569,470		2,085,763	4,992,974	47,940,700

Money Market Funds–1.04%
Liquid Assets Portfolio–Institutional Class	0.52%	155,355	5,088,802	(4,988,145)	—	—		82	256,012	256,012
Premier Portfolio–Institutional Class	0.52%	155,355	5,088,802	(4,988,145)	—	—		26	256,012	256,012
Total Money Market Funds		310,710	10,177,604	(9,976,290)	—	—		108	512,024	512,024
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $51,284,024)	98.97%	$40,729,848	$22,205,222	$(13,199,918)	$(1,201,920)	$2,569,470	(b)	$2,085,871		$48,452,724
OTHER ASSETS LESS LIABILITIES	1.03%									506,053
NET ASSETS	100.00%									$48,958,777

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Includes $4,649,915 and $2,649,978 of capital gains distributions from affiliated underlying funds for Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Balanced-Risk Retirement Funds

Statement of Assets and Liabilities

December 31, 2014

	Invesco Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund
Assets:
Investments in affiliated underlying funds, at value	$47,082,322	$124,321,006	$135,369,562	$85,868,992	$48,452,724
Receivable for:
Fund shares sold	10,876	130,222	430,159	84,682	1,019,423
Dividends from affiliated underlying funds	773	902	27	28	18
Fund expenses absorbed	6,267	—	—	1,760	57
Investment for trustee deferred compensation and retirement plans	41,273	34,385	34,115	31,257	27,999
Other assets	44,169	45,640	46,515	44,362	43,661
Total assets	47,185,680	124,532,155	135,880,378	86,031,081	49,543,882

Liabilities:
Payable for:
Investments purchased	—	—	—	—	273,127
Fund shares reacquired	145,114	270,276	631,726	600,902	219,060
Accrued fees to affiliates	31,159	82,961	93,112	54,622	38,310
Accrued trustees’ and officer’s fees and benefits	461	341	343	456	460
Accrued operating expenses	26,185	30,002	29,879	29,149	25,425
Trustee deferred compensation and retirement plans	42,110	36,076	35,692	32,124	28,723
Total liabilities	245,029	419,656	790,752	717,253	585,105
Net assets applicable to shares outstanding	$46,940,651	$124,112,499	$135,089,626	$85,313,828	$48,958,777

Net assets consist of:
Shares of beneficial interest	$44,783,040	$120,620,920	$132,978,131	$87,428,220	$50,647,165
Undistributed net investment income	31,067	46,234	4,405	(6,940)	24,860
Undistributed net realized gain	581,994	1,824,218	3,082,974	2,074,937	1,118,052
Net unrealized appreciation (depreciation)	1,544,550	1,621,127	(975,884)	(4,182,389)	(2,831,300)
	$46,940,651	$124,112,499	$135,089,626	$85,313,828	$48,958,777

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Balanced-Risk Retirement Funds

Statement of Assets and Liabilities—(continued)

December 31, 2014

	Invesco Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund
Net Assets:
Class A	$14,273,060	$47,303,034	$49,929,424	$35,495,175	$14,644,866
Class AX	$11,272,980	$9,609,337	$6,697,039	$3,283,819	$1,192,496
Class B	$340,895	$1,715,149	$2,156,897	$924,869	$348,461
Class C	$4,534,706	$9,613,156	$13,329,625	$6,249,202	$4,876,298
Class CX	$3,087,519	$2,676,953	$1,732,146	$571,889	$151,844
Class R	$1,655,516	$7,564,388	$11,530,832	$8,649,757	$5,548,243
Class RX	$180,507	$848,011	$1,138,964	$683,126	$214,287
Class Y	$1,694,744	$7,416,056	$5,729,962	$2,338,085	$3,381,352
Class R5	$9,572,940	$36,230,180	$41,595,021	$25,847,863	$18,170,583
Class R6	$327,784	$1,136,235	$1,249,716	$1,270,043	$430,347

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	1,626,739	5,194,838	5,682,122	4,399,817	1,835,601
Class AX	1,286,377	1,055,408	761,087	407,396	149,342
Class B	39,771	190,562	248,050	115,991	44,342
Class C	528,743	1,070,071	1,534,085	784,833	619,360
Class CX	360,162	297,898	199,345	71,903	19,297
Class R	189,794	834,198	1,319,512	1,078,171	699,350
Class RX	20,732	93,532	130,411	85,055	26,995
Class Y	191,764	814,635	650,404	289,155	422,280
Class R5	1,083,258	3,960,084	4,709,728	3,191,675	2,270,383
Class R6	37,098	124,025	141,503	156,844	53,700
Class A:
Net asset value per share	$8.77	$9.11	$8.79	$8.07	$7.98
Maximum offering price per share (Net asset value ÷ 94.50%)	$9.28	$9.64	$9.30	$8.54	$8.44
Class AX:
Net asset value per share	$8.76	$9.10	$8.80	$8.06	$7.99
Maximum offering price per share (Net asset value ÷ 94.50%)	$9.27	$9.63	$9.31	$8.53	$8.46
Class B:
Net asset value and offering price per share	$8.57	$9.00	$8.70	$7.97	$7.86
Class C:
Net asset value and offering price per share	$8.58	$8.98	$8.69	$7.96	$7.87
Class CX:
Net asset value and offering price per share	$8.57	$8.99	$8.69	$7.95	$7.87
Class R:
Net asset value and offering price per share	$8.72	$9.07	$8.74	$8.02	$7.93
Class RX:
Net asset value and offering price per share	$8.71	$9.07	$8.73	$8.03	$7.94
Class Y:
Net asset value and offering price per share	$8.84	$9.10	$8.81	$8.09	$8.01
Class R5:
Net asset value and offering price per share	$8.84	$9.15	$8.83	$8.10	$8.00
Class R6:
Net asset value and offering price per share	$8.84	$9.16	$8.83	$8.10	$8.01
Cost of Investments in affiliated underlying funds	$45,537,772	$122,699,879	$136,345,446	$90,051,381	$51,284,024

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Balanced-Risk Retirement Funds

Statement of Operations

For the year ended December 31, 2014

	Invesco Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund
Investment income:
Dividends from affiliated underlying funds	$672,824	$2,408,523	$3,743,642	$3,079,366	$2,085,871
Other income	4,524	3,303	3,256	3,072	2,313
Total investment income	677,348	2,411,826	3,746,898	3,082,438	2,088,184

Expenses:
Administrative services fees	50,000	50,000	50,000	50,000	50,000
Custodian fees	6,992	7,374	7,690	7,366	7,114
Distribution fees:
Class A	37,033	124,749	128,527	86,347	33,364
Class AX	31,773	26,869	18,191	8,500	2,939
Class B	4,301	20,651	24,558	10,009	3,900
Class C	45,516	94,922	125,594	57,851	38,038
Class CX	34,188	28,453	18,394	5,844	1,420
Class R	9,032	44,082	60,621	44,050	26,455
Class RX	1,050	5,110	5,533	3,250	1,160
Transfer agent fees — A, AX, B, C, CX, R, RX and Y	72,832	190,640	207,092	153,693	103,873
Transfer agent fees — R5	9,071	29,920	35,292	23,162	16,152
Transfer agent fees — R6	27	38	41	67	35
Trustees’ and officers’ fees and benefits	22,996	24,153	24,167	23,345	22,642
Registration and filing fees	108,934	115,180	112,795	108,579	107,012
Professional services fees	35,889	36,565	36,675	36,890	35,746
Other	36,375	43,649	44,989	50,381	36,984
Total expenses	506,009	842,355	900,159	669,334	486,834
Less: Expenses reimbursed and expense offset arrangement(s)	(343,149)	(497,624)	(518,891)	(443,891)	(379,615)
Net expenses	162,860	344,731	381,268	225,443	107,219
Net investment income	514,488	2,067,095	3,365,630	2,856,995	1,980,965

Realized and unrealized gain (loss) from:
Net realized gain (loss) from affiliated underlying funds	(120,093)	(555,663)	(213,507)	(17,335)	(80,508)
Net realized gain from distributions of affiliated underlying fund shares	1,475,730	5,328,631	7,125,017	4,649,915	2,649,978
Net realized gain from affiliated underlying fund shares	1,355,637	4,772,968	6,911,510	4,632,580	2,569,470
Change in net unrealized appreciation (depreciation) of affiliated underlying fund shares	(269,640)	(864,783)	(2,327,246)	(1,839,365)	(1,201,920)
Net increase in net assets resulting from operations	$1,600,485	$5,975,280	$7,949,894	$5,650,210	$3,348,515

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Balanced-Risk Retirement Funds

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	Invesco Balanced-Risk Retirement Now Fund		Invesco Balanced-Risk Retirement 2020 Fund
	2014	2013	2014	2013
Operations:
Net investment income (loss)	$514,488	$(174,004)	$2,067,095	$(388,518)
Net realized gain	1,355,637	2,438,723	4,772,968	7,992,484
Change in net unrealized appreciation (depreciation)	(269,640)	(1,651,018)	(864,783)	(5,353,570)
Net increase in net assets resulting from operations	1,600,485	613,701	5,975,280	2,250,396

Distributions to shareholders from net investment income:
Class A	(364,400)	(336,825)	(1,812,630)	(1,673,963)
Class AX	(294,723)	(318,764)	(369,802)	(388,401)
Class B	(8,317)	(9,503)	(56,171)	(61,482)
Class C	(109,009)	(99,103)	(294,938)	(255,127)
Class CX	(74,269)	(75,699)	(83,463)	(73,858)
Class R	(41,609)	(38,802)	(270,578)	(328,045)
Class RX	(4,555)	(10,870)	(33,126)	(54,697)
Class Y	(44,687)	(48,000)	(296,821)	(304,498)
Class R5	(251,618)	(169,304)	(1,454,726)	(1,110,635)
Class R6	(8,685)	(6,415)	(46,138)	(31,156)
Total distributions from net investment income	(1,201,872)	(1,113,285)	(4,718,393)	(4,281,862)

Distributions to shareholders from net realized gains:
Class A	(299,152)	(142,268)	(1,358,673)	(349,656)
Class AX	(242,254)	(134,575)	(277,178)	(81,129)
Class B	(7,541)	(4,471)	(52,790)	(17,154)
Class C	(98,791)	(46,524)	(277,190)	(71,183)
Class CX	(67,339)	(35,578)	(78,439)	(20,607)
Class R	(35,225)	(18,063)	(218,075)	(74,753)
Class RX	(3,863)	(4,779)	(26,698)	(12,464)
Class Y	(35,549)	(19,568)	(207,924)	(58,953)
Class R5	(200,167)	(68,917)	(1,019,038)	(215,026)
Class R6	(6,909)	(2,615)	(32,320)	(6,032)
Total distributions from net realized gains	(996,790)	(477,358)	(3,548,325)	(906,957)

Share transactions–net:
Class A	(1,420,882)	2,179,234	(3,284,778)	10,569,458
Class AX	(3,438,156)	(3,287,455)	(2,264,245)	(1,931,048)
Class B	(135,934)	(193,521)	(688,783)	(1,033,827)
Class C	(456,656)	429,199	(295,605)	(251,506)
Class CX	(721,654)	(720,053)	(227,525)	(766,656)
Class R	(280,618)	(13,283)	(2,745,399)	(253,483)
Class RX	(113,283)	(190,797)	(421,521)	(640,372)
Class Y	(409,157)	1,513,267	(934,782)	2,288,090
Class R5	1,908,589	4,990,704	5,034,068	26,966,208
Class R6	51,688	277,506	265,549	917,292
Net increase (decrease) in net assets resulting from share transactions	(5,016,063)	4,984,801	(5,563,021)	35,864,156
Net increase (decrease) in net assets	(5,614,240)	4,007,859	(7,854,459)	32,925,733

Net assets:
Beginning of year	52,554,891	48,547,032	131,966,958	99,041,225
End of year*	$46,940,651	$52,554,891	$124,112,499	$131,966,958
* Includes accumulated undistributed net investment income (loss)	$31,067	$(32,418)	$46,234	$(13,739)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco Balanced-Risk Retirement Funds

Statement of Changes in Net Assets—(continued)

For the years ended December 31, 2014 and 2013

	Invesco Balanced-Risk Retirement 2030 Fund		Invesco Balanced-Risk Retirement 2040 Fund
	2014	2013	2014	2013
Operations:
Net investment income (loss)	$3,365,630	$(383,949)	$2,856,995	$(225,195)
Net realized gain	6,911,510	9,011,306	4,632,580	7,946,611
Change in net unrealized appreciation (depreciation)	(2,327,246)	(6,135,964)	(1,839,365)	(6,128,749)
Net increase in net assets resulting from operations	7,949,894	2,491,393	5,650,210	1,592,667

Distributions to shareholders from net investment income:
Class A	(2,643,932)	(1,770,989)	(2,346,944)	(832,307)
Class AX	(344,412)	(285,729)	(217,920)	(86,582)
Class B	(100,522)	(75,363)	(55,986)	(19,149)
Class C	(594,112)	(322,239)	(367,039)	(100,957)
Class CX	(79,309)	(49,562)	(34,315)	(9,590)
Class R	(570,533)	(421,569)	(551,253)	(191,683)
Class RX	(57,190)	(46,627)	(43,775)	(19,982)
Class Y	(321,183)	(176,378)	(150,614)	(52,006)
Class R5	(2,204,621)	(1,258,426)	(1,738,631)	(566,940)
Class R6	(68,353)	(32,778)	(86,758)	(26,288)
Total distributions from net investment income	(6,984,167)	(4,439,660)	(5,593,235)	(1,905,484)

Distributions to shareholders from net realized gains:
Class A	(1,589,382)	(419,510)	(1,110,494)	(1,466,444)
Class AX	(211,387)	(67,675)	(103,124)	(152,647)
Class B	(70,577)	(22,885)	(29,728)	(49,704)
Class C	(417,139)	(97,855)	(194,885)	(262,058)
Class CX	(55,684)	(15,050)	(18,221)	(24,894)
Class R	(361,250)	(107,692)	(270,926)	(377,448)
Class RX	(36,211)	(11,911)	(21,515)	(39,347)
Class Y	(184,515)	(39,007)	(68,731)	(82,933)
Class R5	(1,266,529)	(278,309)	(793,403)	(904,083)
Class R6	(39,268)	(7,249)	(39,591)	(41,921)
Total distributions from net realized gains	(4,231,942)	(1,067,143)	(2,650,618)	(3,401,479)

Share transactions–net:
Class A	(687,184)	14,783,452	2,740,509	6,998,097
Class AX	(1,557,282)	(1,790,237)	(130,970)	(350,698)
Class B	(572,735)	(699,034)	(162,732)	(103,230)
Class C	1,621,386	1,322,576	453,698	(97,938)
Class CX	(51,452)	(157,794)	24,138	(1,993)
Class R	(1,259,277)	1,009,664	187,122	860,535
Class RX	48,783	(25,494)	91,900	(126,247)
Class Y	481,334	1,461,179	(328,971)	831,549
Class R5	7,672,220	17,510,481	5,612,550	16,074,157
Class R6	386,334	923,801	345,740	1,015,873
Net increase in net assets resulting from share transactions	6,082,127	34,338,594	8,832,984	25,100,105
Net increase in net assets	2,815,912	31,323,184	6,239,341	21,385,809

Net assets:
Beginning of year	132,273,714	100,950,530	79,074,487	57,688,678
End of year*	$135,089,626	$132,273,714	$85,313,828	$79,074,487
* Includes accumulated undistributed net investment income (loss)	$4,405	$(12,555)	$(6,940)	$334,856

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco Balanced-Risk Retirement Funds

Statement of Changes in Net Assets—(continued)

For the years ended December 31, 2014 and 2013

	Invesco Balanced-Risk Retirement 2050 Fund
	2014	2013
Operations:
Net investment income (loss)	$1,980,965	$(109,161)
Net realized gain	2,569,470	4,278,611
Change in net unrealized appreciation (depreciation)	(1,201,920)	(3,321,729)
Net increase in net assets resulting from operations	3,348,515	847,721

Distributions to shareholders from net investment income:
Class A	(1,016,748)	(312,499)
Class AX	(84,710)	(27,423)
Class B	(23,142)	(5,946)
Class C	(284,533)	(58,672)
Class CX	(9,889)	(2,012)
Class R	(383,441)	(97,937)
Class RX	(14,890)	(5,114)
Class Y	(150,482)	(48,501)
Class R5	(1,302,262)	(347,830)
Class R6	(31,429)	(7,190)
Total distributions from net investment income	(3,301,526)	(913,124)

Distributions to shareholders from net realized gains:
Class A	(430,390)	(747,878)
Class AX	(35,867)	(65,627)
Class B	(10,807)	(21,599)
Class C	(132,866)	(213,141)
Class CX	(4,618)	(7,311)
Class R	(167,740)	(262,863)
Class RX	(6,514)	(13,726)
Class Y	(61,712)	(104,105)
Class R5	(534,051)	(746,608)
Class R6	(12,889)	(15,434)
Total distributions from net realized gains	(1,397,454)	(2,198,292)

Share transactions–net:
Class A	1,469,740	1,416,113
Class AX	(9,296)	39,079
Class B	(39,177)	(60,070)
Class C	1,105,732	159,158
Class CX	22,277	13,121
Class R	796,896	1,320,328
Class RX	(38,052)	64,126
Class Y	1,483,469	742,230
Class R5	4,671,437	9,047,611
Class R6	157,657	299,854
Net increase in net assets resulting from share transactions	9,620,683	13,041,550
Net increase in net assets	8,270,218	10,777,855

Net assets:
Beginning of year	40,688,559	29,910,704
End of year*	$48,958,777	$40,688,559
* Includes accumulated undistributed net investment income (loss)	$24,860	$(20,073)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                         Invesco Balanced-Risk Retirement Funds

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios (each constituting a “Fund”), each authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report, each a series portfolio of the Trust, are Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund (collectively, the “Funds”). The assets, liabilities and operations of each Fund are accounted for separately. Information presented in these financial statements pertains only to the Funds. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class.

The investment objectives of the Funds are: to provide real return and, as a secondary objective, capital preservation for Invesco Balanced-Risk Retirement Now Fund; and to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation for Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund.

Each Fund currently consists of ten different classes of shares: Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6. Class AX, Class CX and Class RX shares are closed to new investors. Class A shares and Class AX shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C and Class CX shares are sold with a CDSC. Class R, Class RX, Class Y, Class R5 and Class R6 shares are sold at net asset value.

Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

Each Fund is a “fund of funds,” in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”). The Adviser may change each Fund’s asset class allocations, the underlying funds or the target weightings in an underlying fund without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Funds as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, company performance and return of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely

37                         Invesco Balanced-Risk Retirement Funds

to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Each Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Invesco Balanced-Risk Retirement Now Fund generally declares and pays dividends from net investment income, if any, quarterly. Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund generally declare and pay dividends from net investment income, if any, annually. Distributions from net realized capital gains, if any, are generally paid annually and recorded on the ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within Note 11.

Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, each Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

38                         Invesco Balanced-Risk Retirement Funds

G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Funds’ servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco has contractually agreed, through at least April 30, 2016, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares for each Fund as shown in the following table:

	Class A/AX	Class B	Class C/CX	Class R/RX	Class Y	Class R5	Class R6
Invesco Balanced-Risk Retirement Now Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2020 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2030 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2040 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2050 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%	0.00%

In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Funds have incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues each Fund’s fee waiver agreement, it will terminate on April 30, 2016. The fee waiver agreement cannot be terminated during its term.

For the year ended December 31, 2014, Invesco reimbursed the following expenses:

	Fund Level	Class A	Class AX	Class B	Class C	Class CX	Class R	Class RX	Class Y	Class R5	Class R6
Invesco Balanced-Risk Retirement Now Fund	$261,219	$27,070	$23,225	$786	$8,318	$6,247	$3,301	$384	$3,366	$9,071	$27
Invesco Balanced-Risk Retirement 2020 Fund	277,025	102,781	22,138	4,253	19,552	5,860	18,160	2,105	15,440	29,920	38
Invesco Balanced-Risk Retirement 2030 Fund	276,466	112,437	15,913	5,371	27,468	4,023	26,516	2,420	12,501	35,292	41
Invesco Balanced-Risk Retirement 2040 Fund	266,969	92,752	9,130	2,688	15,535	1,570	23,659	1,746	6,263	23,162	67
Invesco Balanced-Risk Retirement 2050 Fund	259,556	52,193	4,598	1,525	14,876	555	20,692	907	8,250	16,152	35

The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to such Fund. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares of each Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Class A, Class AX, Class B, Class C, Class CX, Class R and Class RX shares (collectively, the “Plans”). Each Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Also, each Fund, pursuant to the Plans, reimburses IDI up to a maximum annual rate of 0.25% of each Fund’s average daily net assets of Class AX shares, 1.00% of the average daily net assets of each Fund’s Class CX shares and 0.50% of each Fund’s average daily net assets of Class RX shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of each Fund. For the year ended December 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A5 shares of the Funds. CDSC are deducted from redemption proceeds prior to

39                         Invesco Balanced-Risk Retirement Funds

remittance to the shareholder. During the year ended December 31, 2014, IDI advised the Funds that IDI retained the following in front-end sales commissions from the sale of Class A and Class AX shares and received the following in CDSC imposed on redemptions by shareholders:

	Front End Sales Charges		Contingent Deferred Sales Charges
	Class A	Class AX	Class A	Class AX	Class B	Class C	Class CX
Invesco Balanced-Risk Retirement Now Fund	$5,395	$280	$0	$0	$217	$225	$135
Invesco Balanced-Risk Retirement 2020 Fund	12,172	747	24	0	2,011	811	8
Invesco Balanced-Risk Retirement 2030 Fund	18,198	696	157	0	3,286	1,552	0
Invesco Balanced-Risk Retirement 2040 Fund	16,638	513	55	14	801	882	36
Invesco Balanced-Risk Retirement 2050 Fund	10,733	136	67	9	665	412	0

The underlying Invesco Funds pay no distribution fees for Class R6 shares, Institutional Class shares or shares of Invesco Balanced-Risk Aggressive Allocation Fund, and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2014, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended December 31, 2014, there were transfers from Level 2 to Level 1, due to the availability of the open-end fund NAV, for the following funds, as follows:

Level 2 to Level 1
Invesco Balanced-Risk Retirement Now Fund	$—
Invesco Balanced-Risk Retirement 2020 Fund	—
Invesco Balanced-Risk Retirement 2030 Fund	23,529,861
Invesco Balanced-Risk Retirement 2040 Fund	43,773,366
Invesco Balanced-Risk Retirement 2050 Fund	40,474,603

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2014, the Funds received credits from this arrangement, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits
Invesco Balanced-Risk Retirement Now Fund	$135
Invesco Balanced-Risk Retirement 2020 Fund	352
Invesco Balanced-Risk Retirement 2030 Fund	443
Invesco Balanced-Risk Retirement 2040 Fund	350
Invesco Balanced-Risk Retirement 2050 Fund	276

40                         Invesco Balanced-Risk Retirement Funds

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Funds may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.

NOTE 6—Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in their account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014			2013
	Ordinary Income	Long-term Capital Gain	Total Distributions	Ordinary Income	Long-term Capital Gain	Total Distributions
Invesco Balanced-Risk Retirement Now Fund	$1,201,872	$996,790	$2,198,662	$1,101,352	$489,291	$1,590,643
Invesco Balanced-Risk Retirement 2020 Fund	4,718,393	3,548,325	8,266,718	4,281,862	906,957	5,188,819
Invesco Balanced-Risk Retirement 2030 Fund	6,984,167	4,231,942	11,216,109	4,452,281	1,054,522	5,506,803
Invesco Balanced-Risk Retirement 2040 Fund	5,593,235	2,650,618	8,243,853	1,905,484	3,401,479	5,306,963
Invesco Balanced-Risk Retirement 2050 Fund	3,301,526	1,397,454	4,698,980	913,124	2,198,292	3,111,416

Tax Components of Net Assets at Period-End:

	Undistributed Ordinary Income	Undistributed Long-term Gain	Net Unrealized Appreciation (Depreciation)— Investments	Temporary Book/Tax Differences	Shares of Beneficial Interest	Total Net Assets
Invesco Balanced-Risk Retirement Now Fund	$68,080	$623,613	$1,502,931	$(37,013)	$44,783,040	$46,940,651
Invesco Balanced-Risk Retirement 2020 Fund	78,574	2,253,552	1,191,793	(32,340)	120,620,920	124,112,499
Invesco Balanced-Risk Retirement 2030 Fund	36,339	3,441,088	(1,333,998)	(31,934)	132,978,131	135,089,626
Invesco Balanced-Risk Retirement 2040 Fund	21,443	2,273,903	(4,381,355)	(28,383)	87,428,220	85,313,828
Invesco Balanced-Risk Retirement 2050 Fund	49,992	1,264,566	(2,977,814)	(25,132)	50,647,165	48,958,777

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds net unrealized appreciation (depreciation) differences are attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

The Funds do not have a capital loss carryforward as of December 31, 2014.

41                         Invesco Balanced-Risk Retirement Funds

NOTE 8—Investment Securities

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

	For the year ended December 31, 2014*		At December 31, 2014
			Federal Tax Cost**	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
	Purchases	Sales
Invesco Balanced-Risk Retirement Now Fund	$2,714,506	$5,666,508	$45,579,391	$1,502,931	$—	$1,502,931
Invesco Balanced-Risk Retirement 2020 Fund	7,729,025	19,961,769	123,129,213	1,191,793	—	1,191,793
Invesco Balanced-Risk Retirement 2030 Fund	17,442,491	12,213,858	136,703,560	400,565	(1,734,563)	(1,333,998)
Invesco Balanced-Risk Retirement 2040 Fund	15,796,890	6,500,036	90,250,347	—	(4,381,355)	(4,381,355)
Invesco Balanced-Risk Retirement 2050 Fund	12,027,618	3,223,628	51,430,538	—	(2,977,814)	(2,977,814)

*	Excludes money market funds, if any.
**	Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period end.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital gain distributions from the underlying funds, on December 31, 2014. These reclassifications had no effect on the net assets of each Fund.

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Invesco Balanced-Risk Retirement Now Fund	$750,869	$(750,869)	$—
Invesco Balanced-Risk Retirement 2020 Fund	2,711,271	(2,711,271)	—
Invesco Balanced-Risk Retirement 2030 Fund	3,635,497	(3,635,497)	—
Invesco Balanced-Risk Retirement 2040 Fund	2,394,444	(2,384,754)	(9,690)
Invesco Balanced-Risk Retirement 2050 Fund	1,365,494	(1,365,494)	—

42                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information

Invesco Balanced-Risk Retirement Now Fund

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	375,413	$3,390,563	844,684	$7,707,125
Class AX	8,821	80,081	11,496	104,867
Class B	2,067	18,335	4,770	43,135
Class C	101,963	904,695	173,448	1,562,763
Class CX	8,045	71,416	12,775	115,129
Class R	69,218	625,816	87,648	796,717
Class RX	3,659	32,882	10,127	92,024
Class Y	63,165	580,283	253,891	2,348,808
Class R5	431,578	3,935,017	912,942	8,342,951
Class R6	7,887	72,520	39,848	365,202

Issued as reinvestment of dividends:
Class A	71,036	619,438	49,246	437,299
Class AX	61,603	536,562	48,541	430,074
Class B	1,808	15,405	1,449	12,651
Class C	22,834	194,778	14,451	126,162
Class CX	16,123	137,367	12,169	106,236
Class R	7,594	65,842	6,400	56,577
Class RX	880	7,617	1,738	15,349
Class Y	9,084	79,755	7,505	66,950
Class R5	51,401	451,302	26,671	237,907
Class R6	1,723	15,123	978	8,725

Automatic conversion of Class B shares to Class A shares:
Class A	5,669	51,674	7,328	67,078
Class B	(5,790)	(51,674)	(7,434)	(67,078)

Reacquired:
Class A	(605,120)	(5,482,557)	(660,014)	(6,032,268)
Class AX	(448,838)	(4,054,799)	(419,392)	(3,822,396)
Class B	(13,147)	(118,000)	(20,161)	(182,229)
Class C	(176,218)	(1,556,129)	(139,540)	(1,259,726)
Class CX	(104,803)	(930,437)	(104,313)	(941,418)
Class R	(107,661)	(972,276)	(95,169)	(866,577)
Class RX	(17,142)	(153,782)	(33,495)	(298,170)
Class Y	(116,928)	(1,069,195)	(98,826)	(902,491)
Class R5	(270,803)	(2,477,730)	(390,916)	(3,590,154)
Class R6	(3,885)	(35,955)	(10,519)	(96,421)
Net increase (decrease) in share activity	(548,764)	$(5,016,063)	548,326	$4,984,801

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 32% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

43                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2020 Fund

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	1,093,068	$10,462,047	2,705,827	$25,993,942
Class AX	20,270	193,990	41,242	396,254
Class B	10,837	102,184	20,575	195,137
Class C	226,299	2,116,900	493,579	4,675,156
Class CX	17,976	167,140	17,959	170,062
Class R	227,423	2,155,946	609,724	5,865,913
Class RX	13,724	129,619	33,690	321,858
Class Y	189,637	1,823,083	845,319	8,217,859
Class R5	906,082	8,734,464	3,803,461	36,493,238
Class R6	36,884	357,959	99,895	964,828

Issued as reinvestment of dividends:
Class A	324,142	2,926,998	212,036	1,963,456
Class AX	71,648	646,979	50,220	465,041
Class B	12,160	108,588	8,228	75,371
Class C	60,605	539,992	34,544	316,080
Class CX	14,614	130,211	10,219	93,501
Class R	45,260	406,890	43,512	401,616
Class RX	4,924	44,265	7,237	66,789
Class Y	55,593	501,999	35,976	333,141
Class R5	272,641	2,472,851	142,486	1,325,118
Class R6	8,566	77,777	3,947	36,783

Automatic conversion of Class B shares to Class A shares:
Class A	40,028	379,297	40,261	387,346
Class B	(40,585)	(379,297)	(40,851)	(387,346)

Reacquired:
Class A	(1,774,786)	(17,053,120)	(1,850,279)	(17,775,286)
Class AX	(323,286)	(3,105,214)	(290,484)	(2,792,343)
Class B	(55,127)	(520,258)	(97,110)	(916,989)
Class C	(316,039)	(2,952,497)	(553,542)	(5,242,742)
Class CX	(55,485)	(524,876)	(107,964)	(1,030,219)
Class R	(556,692)	(5,308,235)	(690,702)	(6,521,012)
Class RX	(63,351)	(595,405)	(109,410)	(1,029,019)
Class Y	(342,866)	(3,259,864)	(651,099)	(6,262,910)
Class R5	(647,717)	(6,173,247)	(1,128,021)	(10,852,148)
Class R6	(17,604)	(170,187)	(8,667)	(84,319)
Net increase (decrease) in share activity	(541,157)	$(5,563,021)	3,731,808	$35,864,156

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

44                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2030 Fund

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	1,290,653	$12,044,775	2,699,963	$25,226,385
Class AX	26,875	251,510	50,655	472,452
Class B	27,139	246,943	13,122	121,957
Class C	377,037	3,441,140	569,070	5,230,367
Class CX	19,185	171,605	12,477	115,515
Class R	411,723	3,802,369	603,429	5,594,366
Class RX	23,551	218,590	45,556	422,496
Class Y	157,192	1,481,004	302,771	2,833,877
Class R5	1,107,279	10,365,009	3,289,074	30,603,780
Class R6	40,931	386,423	101,709	954,532

Issued as reinvestment of dividends:
Class A	419,161	3,642,513	239,495	2,147,827
Class AX	64,389	560,181	38,603	346,651
Class B	19,895	171,100	11,002	97,812
Class C	100,805	866,919	46,345	411,546
Class CX	8,111	69,755	7,258	64,449
Class R	79,953	690,793	58,531	522,685
Class RX	10,235	88,425	6,482	57,821
Class Y	57,925	504,522	23,469	210,985
Class R5	397,481	3,470,008	170,495	1,536,158
Class R6	12,229	106,761	4,394	39,591

Automatic conversion of Class B shares to Class A shares:
Class A	39,003	364,217	41,917	391,701
Class B	(39,505)	(364,217)	(42,445)	(391,701)

Reacquired:
Class A	(1,790,864)	(16,738,689)	(1,391,009)	(12,982,461)
Class AX	(253,936)	(2,368,973)	(278,586)	(2,609,340)
Class B	(67,717)	(626,561)	(57,019)	(527,102)
Class C	(290,887)	(2,686,673)	(470,124)	(4,319,337)
Class CX	(31,568)	(292,812)	(36,996)	(337,758)
Class R	(618,428)	(5,752,439)	(555,120)	(5,107,387)
Class RX	(27,855)	(258,232)	(55,792)	(505,811)
Class Y	(161,330)	(1,504,192)	(170,480)	(1,583,683)
Class R5	(660,116)	(6,162,797)	(1,587,825)	(14,629,457)
Class R6	(11,308)	(106,850)	(7,488)	(70,322)
Net increase in share activity	737,238	$6,082,127	3,682,933	$34,338,594

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 36% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

45                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2040 Fund

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	1,277,088	$11,059,547	1,929,074	$17,048,742
Class AX	23,826	206,191	49,230	435,592
Class B	972	8,561	8,044	70,081
Class C	272,232	2,320,246	308,308	2,687,825
Class CX	16,264	136,860	13,806	119,805
Class R	374,739	3,210,408	409,427	3,599,219
Class RX	10,233	88,432	27,655	243,367
Class Y	139,410	1,212,454	197,956	1,703,429
Class R5	788,116	6,893,157	2,122,568	18,767,052
Class R6	43,556	383,075	119,477	1,063,908

Issued as reinvestment of dividends:
Class A	354,292	2,823,740	276,109	2,280,422
Class AX	40,332	321,044	28,927	239,230
Class B	10,878	85,715	8,407	68,853
Class C	61,093	480,800	43,443	355,364
Class CX	3,793	29,816	4,030	32,929
Class R	69,158	547,729	68,516	563,891
Class RX	7,768	61,601	7,118	58,652
Class Y	27,321	218,021	16,162	133,982
Class R5	316,334	2,530,674	177,115	1,470,060
Class R6	15,671	125,366	8,134	67,512

Automatic conversion of Class B shares to Class A shares:
Class A	10,574	91,779	12,941	114,455
Class B	(10,717)	(91,779)	(13,109)	(114,455)

Reacquired:
Class A	(1,294,898)	(11,234,557)	(1,410,795)	(12,445,522)
Class AX	(75,728)	(658,205)	(116,064)	(1,025,520)
Class B	(19,476)	(165,229)	(14,740)	(127,709)
Class C	(275,980)	(2,347,348)	(360,839)	(3,141,127)
Class CX	(16,548)	(142,538)	(17,647)	(154,727)
Class R	(406,770)	(3,571,015)	(377,191)	(3,302,575)
Class RX	(6,864)	(58,133)	(50,409)	(428,266)
Class Y	(202,419)	(1,759,446)	(113,423)	(1,005,862)
Class R5	(438,642)	(3,811,281)	(465,850)	(4,162,955)
Class R6	(18,201)	(162,701)	(12,893)	(115,547)
Net increase in share activity	1,097,407	$8,832,984	2,883,487	$25,100,105

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 47% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

46                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2050 Fund

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	677,144	$5,829,854	785,663	$6,894,227
Class AX	12,409	107,349	17,513	154,882
Class B	372	3,104	389	3,378
Class C	280,698	2,346,780	211,572	1,823,324
Class CX	3,316	27,666	3,429	29,277
Class R	343,603	2,886,244	252,112	2,200,068
Class RX	8,446	71,624	7,549	65,627
Class Y	270,272	2,237,022	168,657	1,493,511
Class R5	663,388	5,722,148	1,226,099	10,688,543
Class R6	13,908	121,613	33,384	295,331

Issued as reinvestment of dividends:
Class A	172,187	1,355,108	121,928	991,277
Class AX	15,313	120,513	11,404	92,712
Class B	4,380	33,949	3,075	24,660
Class C	46,208	358,568	31,544	253,617
Class CX	1,498	11,621	1,149	9,228
Class R	49,942	390,543	44,571	360,579
Class RX	2,504	19,604	2,164	17,505
Class Y	26,755	210,833	18,621	151,575
Class R5	232,581	1,835,067	134,171	1,093,494
Class R6	5,481	43,303	2,678	21,856

Automatic conversion of Class B shares to Class A shares:
Class A	3,194	28,257	860	7,467
Class B	(3,246)	(28,257)	(873)	(7,467)

Reacquired:
Class A	(670,278)	(5,743,479)	(745,399)	(6,476,858)
Class AX	(28,111)	(237,158)	(23,995)	(208,515)
Class B	(5,653)	(47,973)	(9,267)	(80,641)
Class C	(190,924)	(1,599,616)	(222,703)	(1,917,783)
Class CX	(2,032)	(17,010)	(2,947)	(25,384)
Class R	(292,408)	(2,479,891)	(143,565)	(1,240,319)
Class RX	(15,192)	(129,280)	(2,130)	(19,006)
Class Y	(110,813)	(964,386)	(104,916)	(902,856)
Class R5	(334,568)	(2,885,778)	(311,582)	(2,734,426)
Class R6	(874)	(7,259)	(1,981)	(17,333)
Net increase in share activity	1,179,500	$9,620,683	1,509,174	$13,041,550

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

47                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco Balanced-Risk Retirement Now Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/14	$8.91	$0.10	$0.19	$0.29	$(0.23)	$(0.20)	$(0.43)	$8.77	3.32%	$14,273	0.25	%(e)	0.96	%(e)	1.13	%(e)	9%
Year ended 12/31/13	9.07	(0.02)	0.14	0.12	(0.20)	(0.08)	(0.28)	8.91	1.33	15,858	0.25		0.85		(0.22)		16
Year ended 12/31/12	8.84	0.12	0.42	0.54	(0.20)	(0.11)	(0.31)	9.07	6.22	13,959	0.25		0.96		1.30		7
Year ended 12/31/11	8.58	0.17	0.35	0.52	(0.14)	(0.12)	(0.26)	8.84	6.18	10,150	0.25		1.09		1.95		15
Year ended 12/31/10	8.23	0.37	0.26	0.63	(0.28)	—	(0.28)	8.58	7.74	2,488	0.25		3.45		4.35		67
Class AX
Year ended 12/31/14	8.90	0.10	0.20	0.30	(0.24)	(0.20)	(0.44)	8.76	3.32	11,273	0.25	(e)	0.96	(e)	1.13	(e)	9
Year ended 12/31/13	9.06	(0.02)	0.14	0.12	(0.20)	(0.08)	(0.28)	8.90	1.33	14,817	0.25		0.85		(0.22)		16
Year ended 12/31/12	8.83	0.12	0.42	0.54	(0.20)	(0.11)	(0.31)	9.06	6.22	18,345	0.25		0.96		1.30		7
Year ended 12/31/11	8.58	0.17	0.34	0.51	(0.14)	(0.12)	(0.26)	8.83	6.06	20,371	0.25		1.09		1.95		15
Year ended 12/31/10(f)	8.30	0.22	0.32	0.54	(0.26)	—	(0.26)	8.58	6.53	12,929	0.25	(g)	1.24	(g)	4.35	(g)	67
Class B
Year ended 12/31/14	8.76	0.03	0.19	0.22	(0.21)	(0.20)	(0.41)	8.57	2.55	341	1.00	(e)	1.71	(e)	0.38	(e)	9
Year ended 12/31/13	8.97	(0.09)	0.14	0.05	(0.18)	(0.08)	(0.26)	8.76	0.56	480	1.00		1.60		(0.97)		16
Year ended 12/31/12	8.77	0.05	0.43	0.48	(0.17)	(0.11)	(0.28)	8.97	5.50	684	1.00		1.71		0.55		7
Year ended 12/31/11	8.56	0.11	0.33	0.44	(0.11)	(0.12)	(0.23)	8.77	5.19	812	1.00		1.84		1.20		15
Year ended 12/31/10	8.24	0.30	0.27	0.57	(0.25)	—	(0.25)	8.56	6.95	301	1.00		4.20		3.60		67
Class C
Year ended 12/31/14	8.76	0.03	0.20	0.23	(0.21)	(0.20)	(0.41)	8.58	2.66	4,535	1.00	(e)	1.71	(e)	0.38	(e)	9
Year ended 12/31/13	8.98	(0.09)	0.13	0.04	(0.18)	(0.08)	(0.26)	8.76	0.45	5,084	1.00		1.60		(0.97)		16
Year ended 12/31/12	8.78	0.05	0.43	0.48	(0.17)	(0.11)	(0.28)	8.98	5.49	4,773	1.00		1.71		0.55		7
Year ended 12/31/11	8.56	0.11	0.34	0.45	(0.11)	(0.12)	(0.23)	8.78	5.31	2,416	1.00		1.84		1.20		15
Year ended 12/31/10	8.23	0.31	0.27	0.58	(0.25)	—	(0.25)	8.56	7.08	874	1.00		4.20		3.60		67
Class CX
Year ended 12/31/14	8.76	0.03	0.20	0.23	(0.22)	(0.20)	(0.42)	8.57	2.55	3,088	1.00	(e)	1.71	(e)	0.38	(e)	9
Year ended 12/31/13	8.97	(0.09)	0.14	0.05	(0.18)	(0.08)	(0.26)	8.76	0.56	3,861	1.00		1.60		(0.97)		16
Year ended 12/31/12	8.78	0.05	0.42	0.47	(0.17)	(0.11)	(0.28)	8.97	5.38	4,667	1.00		1.71		0.55		7
Year ended 12/31/11	8.56	0.11	0.34	0.45	(0.11)	(0.12)	(0.23)	8.78	5.31	4,891	1.00		1.84		1.20		15
Year ended 12/31/10(f)	8.30	0.18	0.32	0.50	(0.24)	—	(0.24)	8.56	6.08	2,905	1.00	(g)	1.99	(g)	3.60	(g)	67
Class R
Year ended 12/31/14	8.88	0.08	0.19	0.27	(0.23)	(0.20)	(0.43)	8.72	3.02	1,656	0.50	(e)	1.21	(e)	0.88	(e)	9
Year ended 12/31/13	9.04	(0.04)	0.14	0.10	(0.18)	(0.08)	(0.26)	8.88	1.13	1,959	0.50		1.10		(0.47)		16
Year ended 12/31/12	8.82	0.10	0.42	0.52	(0.19)	(0.11)	(0.30)	9.04	5.98	2,006	0.50		1.21		1.05		7
Year ended 12/31/11	8.58	0.15	0.34	0.49	(0.13)	(0.12)	(0.25)	8.82	5.81	1,774	0.50		1.34		1.70		15
Year ended 12/31/10	8.24	0.35	0.26	0.61	(0.27)	—	(0.27)	8.58	7.47	750	0.50		3.70		4.10		67
Class RX
Year ended 12/31/14	8.86	0.08	0.20	0.28	(0.23)	(0.20)	(0.43)	8.71	3.14	181	0.50	(e)	1.21	(e)	0.88	(e)	9
Year ended 12/31/13	9.04	(0.04)	0.13	0.09	(0.19)	(0.08)	(0.27)	8.86	1.03	295	0.50		1.10		(0.47)		16
Year ended 12/31/12	8.82	0.10	0.42	0.52	(0.19)	(0.11)	(0.30)	9.04	5.98	497	0.50		1.21		1.05		7
Year ended 12/31/11	8.58	0.15	0.34	0.49	(0.13)	(0.12)	(0.25)	8.82	5.82	467	0.50		1.34		1.70		15
Year ended 12/31/10(f)	8.31	0.20	0.32	0.52	(0.25)	—	(0.25)	8.58	6.34	17	0.50	(g)	1.49	(g)	4.10	(g)	67
Class Y
Year ended 12/31/14	8.96	0.13	0.19	0.32	(0.24)	(0.20)	(0.44)	8.84	3.61	1,695	0.00	(e)	0.71	(e)	1.38	(e)	9
Year ended 12/31/13	9.11	0.00	0.13	0.13	(0.20)	(0.08)	(0.28)	8.96	1.51	2,118	0.00		0.60		0.03		16
Year ended 12/31/12	8.86	0.14	0.44	0.58	(0.22)	(0.11)	(0.33)	9.11	6.58	673	0.00		0.71		1.55		7
Year ended 12/31/11	8.60	0.20	0.34	0.54	(0.16)	(0.12)	(0.28)	8.86	6.30	305	0.00		0.84		2.20		15
Year ended 12/31/10	8.23	0.39	0.27	0.66	(0.29)	—	(0.29)	8.60	8.13	136	0.00		3.20		4.60		67
Class R5
Year ended 12/31/14	8.96	0.13	0.19	0.32	(0.24)	(0.20)	(0.44)	8.84	3.61	9,573	0.00	(e)	0.63	(e)	1.38	(e)	9
Year ended 12/31/13	9.10	0.00	0.14	0.14	(0.20)	(0.08)	(0.28)	8.96	1.63	7,802	0.00		0.54		0.03		16
Year ended 12/31/12	8.86	0.14	0.43	0.57	(0.22)	(0.11)	(0.33)	9.10	6.46	2,935	0.00		0.66		1.55		7
Year ended 12/31/11	8.59	0.20	0.35	0.55	(0.16)	(0.12)	(0.28)	8.86	6.42	26	0.00		0.75		2.20		15
Year ended 12/31/10	8.23	0.39	0.26	0.65	(0.29)	—	(0.29)	8.59	8.00	13	0.00		2.93		4.60		67
Class R6
Year ended 12/31/14	8.96	0.13	0.20	0.33	(0.25)	(0.20)	(0.45)	8.84	3.61	328	0.00	(e)	0.54	(e)	1.38	(e)	9
Year ended 12/31/13	9.10	0.00	0.14	0.14	(0.20)	(0.08)	(0.28)	8.96	1.63	281	0.00		0.45		0.03		16
Year ended 12/31/12(f)	9.38	0.04	(0.02)	0.02	(0.19)	(0.11)	(0.30)	9.10	0.30	10	0.00	(g)	0.62	(g)	1.55	(g)	7

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.56%, 0.54%, 0.52%, 0.59%, and 0.55% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $14,813, $12,709, $430, $4,552, $3,419, $1,807, $210, $1,842, $9,071 and $303 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of June 1, 2010 for Class AX, Class CX and Class RX shares and September 24, 2012 for Class R6 shares, respectively.
(g)	Annualized.

48                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2020 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/14	$9.32	$0.16	$0.28	$0.44	$(0.37)	$(0.28)	$(0.65)	$9.11	4.81%	$47,303	0.25	%(e)	0.67	%(e)	1.65	%(e)	7%
Year ended 12/31/13	9.51	(0.02)	0.21	0.19	(0.31)	(0.07)	(0.38)	9.32	2.01	51,352	0.25		0.66		(0.24)		16
Year ended 12/31/12	9.05	0.22	0.67	0.89	(0.33)	(0.10)	(0.43)	9.51	9.89	41,873	0.25		0.75		2.24		6
Year ended 12/31/11	8.56	0.23	0.61	0.84	(0.23)	(0.12)	(0.35)	9.05	9.84	26,420	0.25		0.80		2.59		15
Year ended 12/31/10	7.97	0.55	0.49	1.04	(0.44)	(0.01)	(0.45)	8.56	13.11	17,933	0.25		1.13		6.61		57
Class AX
Year ended 12/31/14	9.31	0.16	0.28	0.44	(0.37)	(0.28)	(0.65)	9.10	4.81	9,609	0.25	(e)	0.67	(e)	1.65	(e)	7
Year ended 12/31/13	9.51	(0.02)	0.20	0.18	(0.31)	(0.07)	(0.38)	9.31	1.90	11,986	0.25		0.66		(0.24)		16
Year ended 12/31/12	9.05	0.21	0.68	0.89	(0.33)	(0.10)	(0.43)	9.51	9.89	14,125	0.25		0.75		2.24		6
Year ended 12/31/11	8.56	0.23	0.61	0.84	(0.23)	(0.12)	(0.35)	9.05	9.84	15,291	0.25		0.80		2.59		15
Year ended 12/31/10(f)	8.14	0.33	0.54	0.87	(0.44)	(0.01)	(0.45)	8.56	10.75	21,136	0.25	(g)	0.73	(g)	6.61	(g)	57
Class B
Year ended 12/31/14	9.21	0.09	0.28	0.37	(0.30)	(0.28)	(0.58)	9.00	4.03	1,715	1.00	(e)	1.42	(e)	0.90	(e)	7
Year ended 12/31/13	9.40	(0.09)	0.20	0.11	(0.23)	(0.07)	(0.30)	9.21	1.19	2,425	1.00		1.41		(0.99)		16
Year ended 12/31/12	8.97	0.14	0.66	0.80	(0.27)	(0.10)	(0.37)	9.40	8.95	3,501	1.00		1.50		1.49		6
Year ended 12/31/11	8.49	0.16	0.60	0.76	(0.16)	(0.12)	(0.28)	8.97	9.04	3,163	1.00		1.55		1.84		15
Year ended 12/31/10	7.91	0.49	0.48	0.97	(0.38)	(0.01)	(0.39)	8.49	12.30	2,899	1.00		1.88		5.86		57
Class C
Year ended 12/31/14	9.20	0.09	0.27	0.36	(0.30)	(0.28)	(0.58)	8.98	3.93	9,613	1.00	(e)	1.42	(e)	0.90	(e)	7
Year ended 12/31/13	9.38	(0.09)	0.21	0.12	(0.23)	(0.07)	(0.30)	9.20	1.29	10,108	1.00		1.41		(0.99)		16
Year ended 12/31/12	8.95	0.14	0.66	0.80	(0.27)	(0.10)	(0.37)	9.38	8.97	10,550	1.00		1.50		1.49		6
Year ended 12/31/11	8.47	0.16	0.60	0.76	(0.16)	(0.12)	(0.28)	8.95	9.06	5,322	1.00		1.55		1.84		15
Year ended 12/31/10	7.90	0.49	0.47	0.96	(0.38)	(0.01)	(0.39)	8.47	12.19	3,966	1.00		1.88		5.86		57
Class CX
Year ended 12/31/14	9.20	0.09	0.28	0.37	(0.30)	(0.28)	(0.58)	8.99	4.04	2,677	1.00	(e)	1.42	(e)	0.90	(e)	7
Year ended 12/31/13	9.38	(0.09)	0.21	0.12	(0.23)	(0.07)	(0.30)	9.20	1.29	2,951	1.00		1.41		(0.99)		16
Year ended 12/31/12	8.95	0.14	0.66	0.80	(0.27)	(0.10)	(0.37)	9.38	8.97	3,759	1.00		1.50		1.49		6
Year ended 12/31/11	8.48	0.16	0.60	0.76	(0.17)	(0.12)	(0.29)	8.95	8.93	3,862	1.00		1.55		1.84		15
Year ended 12/31/10(f)	8.04	0.29	0.54	0.83	(0.38)	(0.01)	(0.39)	8.48	10.37	4,543	1.00	(g)	1.48	(g)	5.86	(g)	57
Class R
Year ended 12/31/14	9.28	0.13	0.29	0.42	(0.35)	(0.28)	(0.63)	9.07	4.55	7,564	0.50	(e)	0.92	(e)	1.40	(e)	7
Year ended 12/31/13	9.47	(0.05)	0.22	0.17	(0.29)	(0.07)	(0.36)	9.28	1.73	10,375	0.50		0.91		(0.49)		16
Year ended 12/31/12	9.02	0.19	0.67	0.86	(0.31)	(0.10)	(0.41)	9.47	9.58	10,942	0.50		1.00		1.99		6
Year ended 12/31/11	8.54	0.21	0.60	0.81	(0.21)	(0.12)	(0.33)	9.02	9.49	5,930	0.50		1.05		2.34		15
Year ended 12/31/10	7.95	0.53	0.49	1.02	(0.42)	(0.01)	(0.43)	8.54	12.90	5,214	0.50		1.38		6.36		57
Class RX
Year ended 12/31/14	9.28	0.13	0.29	0.42	(0.35)	(0.28)	(0.63)	9.07	4.55	848	0.50	(e)	0.92	(e)	1.40	(e)	7
Year ended 12/31/13	9.47	(0.05)	0.22	0.17	(0.29)	(0.07)	(0.36)	9.28	1.73	1,282	0.50		0.91		(0.49)		16
Year ended 12/31/12	9.02	0.19	0.67	0.86	(0.31)	(0.10)	(0.41)	9.47	9.58	1,957	0.50		1.00		1.99		6
Year ended 12/31/11	8.54	0.21	0.60	0.81	(0.21)	(0.12)	(0.33)	9.02	9.49	1,443	0.50		1.05		2.34		15
Year ended 12/31/10(f)	8.11	0.32	0.54	0.86	(0.42)	(0.01)	(0.43)	8.54	10.67	1,328	0.50	(g)	0.98	(g)	6.36	(g)	57
Class Y
Year ended 12/31/14	9.31	0.18	0.29	0.47	(0.40)	(0.28)	(0.68)	9.10	5.09	7,416	0.00	(e)	0.42	(e)	1.90	(e)	7
Year ended 12/31/13	9.51	0.00	0.21	0.21	(0.34)	(0.07)	(0.41)	9.31	2.16	8,497	0.00		0.41		0.01		16
Year ended 12/31/12	9.06	0.24	0.66	0.90	(0.35)	(0.10)	(0.45)	9.51	10.00	6,486	0.00		0.50		2.49		6
Year ended 12/31/11	8.57	0.25	0.61	0.86	(0.25)	(0.12)	(0.37)	9.06	10.08	395	0.00		0.55		2.84		15
Year ended 12/31/10	7.97	0.58	0.49	1.07	(0.46)	(0.01)	(0.47)	8.57	13.52	133	0.00		0.88		6.86		57
Class R5
Year ended 12/31/14	9.36	0.18	0.29	0.47	(0.40)	(0.28)	(0.68)	9.15	5.07	36,230	0.00	(e)	0.31	(e)	1.90	(e)	7
Year ended 12/31/13	9.55	0.00	0.22	0.22	(0.34)	(0.07)	(0.41)	9.36	2.26	32,091	0.00		0.32		0.01		16
Year ended 12/31/12	9.09	0.24	0.67	0.91	(0.35)	(0.10)	(0.45)	9.55	10.08	5,839	0.00		0.42		2.49		6
Year ended 12/31/11	8.60	0.25	0.61	0.86	(0.25)	(0.12)	(0.37)	9.09	10.04	12	0.00		0.47		2.84		15
Year ended 12/31/10	8.00	0.58	0.49	1.07	(0.46)	(0.01)	(0.47)	8.60	13.47	12	0.00		0.72		6.86		57
Class R6
Year ended 12/31/14	9.37	0.18	0.29	0.47	(0.40)	(0.28)	(0.68)	9.16	5.06	1,136	0.00	(e)	0.22	(e)	1.90	(e)	7
Year ended 12/31/13	9.56	0.00	0.22	0.22	(0.34)	(0.07)	(0.41)	9.37	2.25	901	0.00		0.23		0.01		16
Year ended 12/31/12(f)	9.96	0.07	(0.02)	0.05	(0.35)	(0.10)	(0.45)	9.56	0.57	10	0.00	(g)	0.30	(g)	2.49	(g)	6

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.73%, 0.71%, 0.71%, 0.85% and 0.79% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $49,900, $10,748, $2,065, $9,492, $2,845, $8,816, $1,022, $7,496, $33,322 and $1,004 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of June 1, 2010 for Class AX, Class CX and Class RX shares and September 24, 2012 for Class R6 shares, respectively.
(g)	Annualized.

49                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2030 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/14	$9.04	$0.24	$0.31	$0.55	$(0.50)	$(0.30)	$(0.80)	$8.79	6.25%	$49,929	0.25	%(e)	0.68	%(e)	2.57	%(e)	9%
Year ended 12/31/13	9.23	(0.02)	0.23	0.21	(0.32)	(0.08)	(0.40)	9.04	2.28	51,749	0.25		0.68		(0.25)		34
Year ended 12/31/12	8.72	0.25	0.67	0.92	(0.36)	(0.05)	(0.41)	9.23	10.55	38,142	0.25		0.76		2.66		3
Year ended 12/31/11	8.14	0.25	0.57	0.82	(0.23)	(0.01)	(0.24)	8.72	10.16	22,508	0.25		0.95		2.89		9
Year ended 12/31/10	7.58	0.53	0.45	0.98	(0.42)	—	(0.42)	8.14	13.06	13,983	0.25		1.32		6.63		32
Class AX
Year ended 12/31/14	9.04	0.24	0.32	0.56	(0.50)	(0.30)	(0.80)	8.80	6.36	6,697	0.25	(e)	0.68	(e)	2.57	(e)	9
Year ended 12/31/13	9.23	(0.02)	0.23	0.21	(0.32)	(0.08)	(0.40)	9.04	2.27	8,353	0.25		0.68		(0.25)		34
Year ended 12/31/12	8.72	0.25	0.67	0.92	(0.36)	(0.05)	(0.41)	9.23	10.55	10,273	0.25		0.76		2.66		3
Year ended 12/31/11	8.14	0.25	0.57	0.82	(0.23)	(0.01)	(0.24)	8.72	10.16	10,834	0.25		0.95		2.89		9
Year ended 12/31/10(f)	7.73	0.32	0.51	0.83	(0.42)	—	(0.42)	8.14	10.86	13,388	0.25	(g)	0.92	(g)	6.63	(g)	32
Class B
Year ended 12/31/14	8.95	0.17	0.31	0.48	(0.43)	(0.30)	(0.73)	8.70	5.51	2,157	1.00	(e)	1.43	(e)	1.82	(e)	9
Year ended 12/31/13	9.14	(0.09)	0.23	0.14	(0.25)	(0.08)	(0.33)	8.95	1.52	2,759	1.00		1.43		(1.00)		34
Year ended 12/31/12	8.65	0.18	0.66	0.84	(0.30)	(0.05)	(0.35)	9.14	9.70	3,507	1.00		1.51		1.91		3
Year ended 12/31/11	8.08	0.18	0.57	0.75	(0.17)	(0.01)	(0.18)	8.65	9.36	3,068	1.00		1.70		2.14		9
Year ended 12/31/10	7.54	0.46	0.44	0.90	(0.36)	—	(0.36)	8.08	12.08	3,223	1.00		2.07		5.88		32
Class C
Year ended 12/31/14	8.95	0.17	0.30	0.47	(0.43)	(0.30)	(0.73)	8.69	5.39	13,330	1.00	(e)	1.43	(e)	1.82	(e)	9
Year ended 12/31/13	9.13	(0.09)	0.24	0.15	(0.25)	(0.08)	(0.33)	8.95	1.64	12,050	1.00		1.43		(1.00)		34
Year ended 12/31/12	8.64	0.18	0.66	0.84	(0.30)	(0.05)	(0.35)	9.13	9.71	10,976	1.00		1.51		1.91		3
Year ended 12/31/11	8.07	0.18	0.57	0.75	(0.17)	(0.01)	(0.18)	8.64	9.37	6,107	1.00		1.70		2.14		9
Year ended 12/31/10	7.54	0.46	0.43	0.89	(0.36)	—	(0.36)	8.07	11.95	3,550	1.00		2.07		5.88		32
Class CX
Year ended 12/31/14	8.95	0.17	0.30	0.47	(0.43)	(0.30)	(0.73)	8.69	5.39	1,732	1.00	(e)	1.43	(e)	1.82	(e)	9
Year ended 12/31/13	9.13	(0.09)	0.24	0.15	(0.25)	(0.08)	(0.33)	8.95	1.64	1,821	1.00		1.43		(1.00)		34
Year ended 12/31/12	8.64	0.17	0.67	0.84	(0.30)	(0.05)	(0.35)	9.13	9.71	2,017	1.00		1.51		1.91		3
Year ended 12/31/11	8.07	0.18	0.57	0.75	(0.17)	(0.01)	(0.18)	8.64	9.37	1,883	1.00		1.70		2.14		9
Year ended 12/31/10(f)	7.65	0.28	0.50	0.78	(0.36)	—	(0.36)	8.07	10.34	2,989	1.00	(g)	1.67	(g)	5.88	(g)	32
Class R
Year ended 12/31/14	8.99	0.22	0.31	0.53	(0.48)	(0.30)	(0.78)	8.74	6.02	11,531	0.50	(e)	0.93	(e)	2.32	(e)	9
Year ended 12/31/13	9.18	(0.05)	0.24	0.19	(0.30)	(0.08)	(0.38)	8.99	2.03	13,007	0.50		0.93		(0.50)		34
Year ended 12/31/12	8.68	0.22	0.67	0.89	(0.34)	(0.05)	(0.39)	9.18	10.25	12,296	0.50		1.01		2.41		3
Year ended 12/31/11	8.11	0.22	0.57	0.79	(0.21)	(0.01)	(0.22)	8.68	9.83	7,636	0.50		1.20		2.64		9
Year ended 12/31/10	7.56	0.51	0.44	0.95	(0.40)	—	(0.40)	8.11	12.71	6,707	0.50		1.57		6.38		32
Class RX
Year ended 12/31/14	8.99	0.22	0.30	0.52	(0.48)	(0.30)	(0.78)	8.73	5.89	1,139	0.50	(e)	0.93	(e)	2.32	(e)	9
Year ended 12/31/13	9.18	(0.05)	0.24	0.19	(0.30)	(0.08)	(0.38)	8.99	2.04	1,119	0.50		0.93		(0.50)		34
Year ended 12/31/12	8.68	0.22	0.67	0.89	(0.34)	(0.05)	(0.39)	9.18	10.26	1,177	0.50		1.01		2.41		3
Year ended 12/31/11	8.10	0.22	0.58	0.80	(0.21)	(0.01)	(0.22)	8.68	9.97	848	0.50		1.20		2.64		9
Year ended 12/31/10(f)	7.69	0.30	0.51	0.81	(0.40)	—	(0.40)	8.10	10.68	696	0.50	(g)	1.17	(g)	6.38	(g)	32
Class Y
Year ended 12/31/14	9.06	0.27	0.31	0.58	(0.53)	(0.30)	(0.83)	8.81	6.51	5,730	0.00	(e)	0.43	(e)	2.82	(e)	9
Year ended 12/31/13	9.25	0.00	0.23	0.23	(0.34)	(0.08)	(0.42)	9.06	2.52	5,406	0.00		0.43		0.00		34
Year ended 12/31/12	8.73	0.27	0.68	0.95	(0.38)	(0.05)	(0.43)	9.25	10.88	4,077	0.00		0.51		2.91		3
Year ended 12/31/11	8.15	0.27	0.57	0.84	(0.25)	(0.01)	(0.26)	8.73	10.40	2,403	0.00		0.70		3.14		9
Year ended 12/31/10	7.59	0.55	0.45	1.00	(0.44)	—	(0.44)	8.15	13.30	1,112	0.00		1.07		6.88		32
Class R5
Year ended 12/31/14	9.08	0.27	0.31	0.58	(0.53)	(0.30)	(0.83)	8.83	6.50	41,595	0.00	(e)	0.30	(e)	2.82	(e)	9
Year ended 12/31/13	9.27	0.00	0.23	0.23	(0.34)	(0.08)	(0.42)	9.08	2.52	35,104	0.00		0.33		0.00		34
Year ended 12/31/12	8.75	0.27	0.68	0.95	(0.38)	(0.05)	(0.43)	9.27	10.86	18,476	0.00		0.40		2.91		3
Year ended 12/31/11	8.17	0.27	0.57	0.84	(0.25)	(0.01)	(0.26)	8.75	10.37	12	0.00		0.51		3.14		9
Year ended 12/31/10	7.60	0.55	0.46	1.01	(0.44)	—	(0.44)	8.17	13.43	18	0.00		0.91		6.88		32
Class R6
Year ended 12/31/14	9.08	0.27	0.31	0.58	(0.53)	(0.30)	(0.83)	8.83	6.50	1,250	0.00	(e)	0.21	(e)	2.82	(e)	9
Year ended 12/31/13	9.27	0.00	0.23	0.23	(0.34)	(0.08)	(0.42)	9.08	2.52	905	0.00		0.24		0.00		34
Year ended 12/31/12(f)	9.65	0.07	(0.02)	0.05	(0.38)	(0.05)	(0.43)	9.27	0.52	10	0.00	(g)	0.32	(g)	2.91	(g)	3

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.89%, 0.87%, 0.85%, 0.87% and 0.79% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $51,411, $7,276, $2,456, $12,559, $1,839, $12,124, $1,107, $5,716, $37,405 and $1,094 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of June 1, 2010 for Class AX, Class CX and Class RX shares and September 24, 2012 for Class R6 shares, respectively.
(g)	Annualized.

50                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2040 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/14	$8.34	$0.31	$0.29	$0.60	$(0.59)	$(0.28)	$(0.87)	$8.07	7.35%	$35,495	0.26	%(e)	0.86	%(e)	3.53	%(e)	8%
Year ended 12/31/13	8.76	(0.02)	0.21	0.19	(0.22)	(0.39)	(0.61)	8.34	2.23	33,816	0.25		0.87		(0.25)		68
Year ended 12/31/12	8.23	0.24	0.62	0.86	(0.33)	—	(0.33)	8.76	10.38	28,426	0.25		1.07		2.69		4
Year ended 12/31/11	7.79	0.23	0.57	0.80	(0.36)	—	(0.36)	8.23	10.30	13,484	0.25		1.52		2.88		14
Year ended 12/31/10	7.36	0.53	0.42	0.95	(0.25)	(0.27)	(0.52)	7.79	13.03	8,727	0.25		1.94		6.79		26
Class AX
Year ended 12/31/14	8.34	0.31	0.28	0.59	(0.59)	(0.28)	(0.87)	8.06	7.23	3,284	0.26	(e)	0.86	(e)	3.53	(e)	8
Year ended 12/31/13	8.75	(0.02)	0.22	0.20	(0.22)	(0.39)	(0.61)	8.34	2.34	3,493	0.25		0.87		(0.25)		68
Year ended 12/31/12	8.22	0.23	0.63	0.86	(0.33)	—	(0.33)	8.75	10.51	3,999	0.25		1.07		2.69		4
Year ended 12/31/11	7.79	0.23	0.56	0.79	(0.36)	—	(0.36)	8.22	10.17	4,087	0.25		1.52		2.88		14
Year ended 12/31/10(f)	7.50	0.31	0.50	0.81	(0.25)	(0.27)	(0.52)	7.79	10.92	6,212	0.25	(g)	1.42	(g)	6.79	(g)	26
Class B
Year ended 12/31/14	8.26	0.24	0.28	0.52	(0.53)	(0.28)	(0.81)	7.97	6.38	925	1.01	(e)	1.61	(e)	2.78	(e)	8
Year ended 12/31/13	8.67	(0.09)	0.22	0.13	(0.15)	(0.39)	(0.54)	8.26	1.54	1,109	1.00		1.62		(1.00)		68
Year ended 12/31/12	8.15	0.17	0.63	0.80	(0.28)	—	(0.28)	8.67	9.79	1,263	1.00		1.82		1.94		4
Year ended 12/31/11	7.73	0.17	0.55	0.72	(0.30)	—	(0.30)	8.15	9.37	1,289	1.00		2.27		2.13		14
Year ended 12/31/10	7.32	0.46	0.41	0.87	(0.19)	(0.27)	(0.46)	7.73	12.08	1,115	1.00		2.69		6.04		26
Class C
Year ended 12/31/14	8.25	0.24	0.28	0.52	(0.53)	(0.28)	(0.81)	7.96	6.39	6,249	1.01	(e)	1.61	(e)	2.78	(e)	8
Year ended 12/31/13	8.66	(0.09)	0.22	0.13	(0.15)	(0.39)	(0.54)	8.25	1.54	5,999	1.00		1.62		(1.00)		68
Year ended 12/31/12	8.14	0.17	0.63	0.80	(0.28)	—	(0.28)	8.66	9.81	6,377	1.00		1.82		1.94		4
Year ended 12/31/11	7.73	0.17	0.54	0.71	(0.30)	—	(0.30)	8.14	9.24	3,468	1.00		2.27		2.13		14
Year ended 12/31/10	7.31	0.46	0.42	0.88	(0.19)	(0.27)	(0.46)	7.73	12.24	2,136	1.00		2.69		6.04		26
Class CX
Year ended 12/31/14	8.24	0.24	0.28	0.52	(0.53)	(0.28)	(0.81)	7.95	6.39	572	1.01	(e)	1.61	(e)	2.78	(e)	8
Year ended 12/31/13	8.65	(0.09)	0.22	0.13	(0.15)	(0.39)	(0.54)	8.24	1.54	563	1.00		1.62		(1.00)		68
Year ended 12/31/12	8.14	0.17	0.62	0.79	(0.28)	—	(0.28)	8.65	9.68	590	1.00		1.82		1.94		4
Year ended 12/31/11	7.72	0.17	0.55	0.72	(0.30)	—	(0.30)	8.14	9.38	595	1.00		2.27		2.13		14
Year ended 12/31/10(f)	7.42	0.28	0.48	0.76	(0.19)	(0.27)	(0.46)	7.72	10.44	747	1.00	(g)	2.17	(g)	6.04	(g)	26
Class R
Year ended 12/31/14	8.30	0.28	0.29	0.57	(0.57)	(0.28)	(0.85)	8.02	7.00	8,650	0.51	(e)	1.11	(e)	3.28	(e)	8
Year ended 12/31/13	8.72	(0.04)	0.21	0.17	(0.20)	(0.39)	(0.59)	8.30	1.97	8,644	0.50		1.12		(0.50)		68
Year ended 12/31/12	8.19	0.21	0.63	0.84	(0.31)	—	(0.31)	8.72	10.33	8,197	0.50		1.32		2.44		4
Year ended 12/31/11	7.77	0.21	0.55	0.76	(0.34)	—	(0.34)	8.19	9.81	3,692	0.50		1.77		2.63		14
Year ended 12/31/10	7.34	0.51	0.42	0.93	(0.23)	(0.27)	(0.50)	7.77	12.83	3,536	0.50		2.19		6.54		26
Class RX
Year ended 12/31/14	8.31	0.28	0.29	0.57	(0.57)	(0.28)	(0.85)	8.03	6.99	683	0.51	(e)	1.11	(e)	3.28	(e)	8
Year ended 12/31/13	8.72	(0.04)	0.22	0.18	(0.20)	(0.39)	(0.59)	8.31	2.08	614	0.50		1.12		(0.50)		68
Year ended 12/31/12	8.20	0.21	0.62	0.83	(0.31)	—	(0.31)	8.72	10.19	781	0.50		1.32		2.44		4
Year ended 12/31/11	7.76	0.21	0.57	0.78	(0.34)	—	(0.34)	8.20	10.08	631	0.50		1.77		2.63		14
Year ended 12/31/10(f)	7.47	0.30	0.49	0.79	(0.23)	(0.27)	(0.50)	7.76	10.73	570	0.50	(g)	1.67	(g)	6.54	(g)	26
Class Y
Year ended 12/31/14	8.36	0.33	0.29	0.62	(0.61)	(0.28)	(0.89)	8.09	7.61	2,338	0.01	(e)	0.61	(e)	3.78	(e)	8
Year ended 12/31/13	8.78	0.00	0.21	0.21	(0.24)	(0.39)	(0.63)	8.36	2.49	2,716	0.00		0.62		0.00		68
Year ended 12/31/12	8.24	0.26	0.63	0.89	(0.35)	—	(0.35)	8.78	10.83	1,967	0.00		0.82		2.94		4
Year ended 12/31/11	7.81	0.25	0.56	0.81	(0.38)	—	(0.38)	8.24	10.39	190	0.00		1.27		3.13		14
Year ended 12/31/10	7.37	0.55	0.43	0.98	(0.27)	(0.27)	(0.54)	7.81	13.42	398	0.00		1.69		7.04		26
Class R5
Year ended 12/31/14	8.37	0.33	0.29	0.62	(0.61)	(0.28)	(0.89)	8.10	7.59	25,848	0.01	(e)	0.44	(e)	3.78	(e)	8
Year ended 12/31/13	8.78	0.00	0.22	0.22	(0.24)	(0.39)	(0.63)	8.37	2.60	21,149	0.00		0.47		0.00		68
Year ended 12/31/12	8.25	0.26	0.62	0.88	(0.35)	—	(0.35)	8.78	10.69	6,079	0.00		0.65		2.94		4
Year ended 12/31/11	7.81	0.25	0.57	0.82	(0.38)	—	(0.38)	8.25	10.52	13	0.00		1.02		3.13		14
Year ended 12/31/10	7.38	0.55	0.42	0.97	(0.27)	(0.27)	(0.54)	7.81	13.25	12	0.00		1.38		7.04		26
Class R6
Year ended 12/31/14	8.37	0.33	0.29	0.62	(0.61)	(0.28)	(0.89)	8.10	7.59	1,270	0.01	(e)	0.35	(e)	3.78	(e)	8
Year ended 12/31/13	8.78	0.00	0.22	0.22	(0.24)	(0.39)	(0.63)	8.37	2.60	970	0.00		0.37		0.00		68
Year ended 12/31/12(f)	9.09	0.07	(0.03)	0.04	(0.35)	—	(0.35)	8.78	0.46	10	0.00	(g)	0.53	(g)	2.94	(g)	4

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.99%, 0.99%, 0.98%, 0.87% and 0.79% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $34,539, $3,400, $1,001, $5,785, $584, $8,810, $650, $2,332, $23,168 and $1,119 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of June 1, 2010 for Class AX, Class CX and Class RX shares and September 24, 2012 for Class R6 shares, respectively.
(g)	Annualized.

51                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2050 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/14	$8.21	$0.40	$0.27	$0.67	$(0.63)	$(0.27)	$(0.90)	$7.98	8.30%	$14,645	0.25	%(e)	1.24	%(e)	4.61	%(e)	8%
Year ended 12/31/13	8.68	(0.02)	0.22	0.20	(0.20)	(0.47)	(0.67)	8.21	2.42	13,570	0.25		1.31		(0.25)		93
Year ended 12/31/12	8.20	0.23	0.63	0.86	(0.35)	(0.03)	(0.38)	8.68	10.47	12,933	0.25		1.57		2.62		4
Year ended 12/31/11	7.62	0.27	0.50	0.77	(0.19)	—	(0.19)	8.20	10.16	7,586	0.25		3.01		3.34		22
Year ended 12/31/10	7.13	0.48	0.44	0.92	(0.43)	—	(0.43)	7.62	13.08	3,693	0.25		3.63		6.42		27
Class AX
Year ended 12/31/14	8.21	0.40	0.28	0.68	(0.63)	(0.27)	(0.90)	7.99	8.43	1,192	0.25	(e)	1.24	(e)	4.61	(e)	8
Year ended 12/31/13	8.69	(0.02)	0.21	0.19	(0.20)	(0.47)	(0.67)	8.21	2.30	1,230	0.25		1.31		(0.25)		93
Year ended 12/31/12	8.20	0.23	0.64	0.87	(0.35)	(0.03)	(0.38)	8.69	10.59	1,258	0.25		1.57		2.62		4
Year ended 12/31/11	7.62	0.27	0.50	0.77	(0.19)	—	(0.19)	8.20	10.16	1,430	0.25		3.01		3.34		22
Year ended 12/31/10(f)	7.27	0.29	0.49	0.78	(0.43)	—	(0.43)	7.62	10.91	1,793	0.25	(g)	2.97	(g)	6.42	(g)	27
Class B
Year ended 12/31/14	8.10	0.33	0.27	0.60	(0.57)	(0.27)	(0.84)	7.86	7.55	348	1.00	(e)	1.99	(e)	3.86	(e)	8
Year ended 12/31/13	8.57	(0.09)	0.22	0.13	(0.13)	(0.47)	(0.60)	8.10	1.65	393	1.00		2.06		(1.00)		93
Year ended 12/31/12	8.11	0.16	0.63	0.79	(0.30)	(0.03)	(0.33)	8.57	9.68	473	1.00		2.32		1.86		4
Year ended 12/31/11	7.55	0.20	0.51	0.71	(0.15)	—	(0.15)	8.11	9.39	478	1.00		3.76		2.59		22
Year ended 12/31/10	7.08	0.42	0.43	0.85	(0.38)	—	(0.38)	7.55	12.13	489	1.00		4.38		5.67		27
Class C
Year ended 12/31/14	8.12	0.33	0.26	0.59	(0.57)	(0.27)	(0.84)	7.87	7.41	4,876	1.00	(e)	1.99	(e)	3.86	(e)	8
Year ended 12/31/13	8.59	(0.09)	0.22	0.13	(0.13)	(0.47)	(0.60)	8.12	1.65	3,924	1.00		2.06		(1.00)		93
Year ended 12/31/12	8.13	0.16	0.63	0.79	(0.30)	(0.03)	(0.33)	8.59	9.66	3,975	1.00		2.32		1.87		4
Year ended 12/31/11	7.57	0.20	0.51	0.71	(0.15)	—	(0.15)	8.13	9.36	1,872	1.00		3.76		2.59		22
Year ended 12/31/10	7.09	0.42	0.44	0.86	(0.38)	—	(0.38)	7.57	12.26	709	1.00		4.38		5.67		27
Class CX
Year ended 12/31/14	8.11	0.33	0.27	0.60	(0.57)	(0.27)	(0.84)	7.87	7.54	152	1.00	(e)	1.99	(e)	3.86	(e)	8
Year ended 12/31/13	8.58	(0.09)	0.22	0.13	(0.13)	(0.47)	(0.60)	8.11	1.65	134	1.00		2.06		(1.00)		93
Year ended 12/31/12	8.12	0.16	0.63	0.79	(0.30)	(0.03)	(0.33)	8.58	9.67	128	1.00		2.32		1.87		4
Year ended 12/31/11	7.56	0.20	0.51	0.71	(0.15)	—	(0.15)	8.12	9.37	99	1.00		3.76		2.59		22
Year ended 12/31/10(f)	7.20	0.25	0.49	0.74	(0.38)	—	(0.38)	7.56	10.40	335	1.00	(g)	3.72	(g)	5.67	(g)	27
Class R
Year ended 12/31/14	8.17	0.37	0.27	0.64	(0.61)	(0.27)	(0.88)	7.93	7.96	5,548	0.50	(e)	1.49	(e)	4.36	(e)	8
Year ended 12/31/13	8.64	(0.04)	0.22	0.18	(0.18)	(0.47)	(0.65)	8.17	2.18	4,887	0.50		1.56		(0.50)		93
Year ended 12/31/12	8.17	0.21	0.62	0.83	(0.33)	(0.03)	(0.36)	8.64	10.17	3,846	0.50		1.82		2.37		4
Year ended 12/31/11	7.59	0.24	0.51	0.75	(0.17)	—	(0.17)	8.17	9.98	1,930	0.50		3.26		3.09		22
Year ended 12/31/10	7.11	0.46	0.43	0.89	(0.41)	—	(0.41)	7.59	12.74	1,708	0.50		3.88		6.17		27
Class RX
Year ended 12/31/14	8.17	0.37	0.28	0.65	(0.61)	(0.27)	(0.88)	7.94	8.09	214	0.50	(e)	1.49	(e)	4.36	(e)	8
Year ended 12/31/13	8.65	(0.04)	0.21	0.17	(0.18)	(0.47)	(0.65)	8.17	2.06	255	0.50		1.56		(0.50)		93
Year ended 12/31/12	8.17	0.21	0.63	0.84	(0.33)	(0.03)	(0.36)	8.65	10.30	205	0.50		1.82		2.37		4
Year ended 12/31/11	7.60	0.24	0.50	0.74	(0.17)	—	(0.17)	8.17	9.84	146	0.50		3.26		3.09		22
Year ended 12/31/10(f)	7.24	0.27	0.51	0.78	(0.42)	—	(0.42)	7.60	10.85	135	0.50	(g)	3.22	(g)	6.17	(g)	27
Class Y
Year ended 12/31/14	8.22	0.42	0.29	0.71	(0.65)	(0.27)	(0.92)	8.01	8.81	3,381	0.00	(e)	0.99	(e)	4.86	(e)	8
Year ended 12/31/13	8.69	0.00	0.22	0.22	(0.22)	(0.47)	(0.69)	8.22	2.68	1,941	0.00		1.06		0.00		93
Year ended 12/31/12	8.21	0.25	0.63	0.88	(0.37)	(0.03)	(0.40)	8.69	10.68	1,336	0.00		1.32		2.87		4
Year ended 12/31/11	7.63	0.29	0.50	0.79	(0.21)	—	(0.21)	8.21	10.36	482	0.00		2.76		3.59		22
Year ended 12/31/10	7.14	0.51	0.43	0.94	(0.45)	—	(0.45)	7.63	13.33	196	0.00		3.38		6.67		27
Class R5
Year ended 12/31/14	8.23	0.42	0.27	0.69	(0.65)	(0.27)	(0.92)	8.00	8.53	18,171	0.00	(e)	0.70	(e)	4.86	(e)	8
Year ended 12/31/13	8.70	0.00	0.22	0.22	(0.22)	(0.47)	(0.69)	8.23	2.68	14,065	0.00		0.81		0.00		93
Year ended 12/31/12	8.21	0.25	0.64	0.89	(0.37)	(0.03)	(0.40)	8.70	10.80	5,747	0.00		1.08		2.87		4
Year ended 12/31/11	7.62	0.29	0.51	0.80	(0.21)	—	(0.21)	8.21	10.50	11	0.00		2.36		3.59		22
Year ended 12/31/10	7.14	0.50	0.43	0.93	(0.45)	—	(0.45)	7.62	13.18	10	0.00		3.03		6.67		27
Class R6
Year ended 12/31/14	8.24	0.42	0.27	0.69	(0.65)	(0.27)	(0.92)	8.01	8.52	430	0.00	(e)	0.61	(e)	4.86	(e)	8
Year ended 12/31/13	8.71	0.00	0.22	0.22	(0.22)	(0.47)	(0.69)	8.24	2.67	290	0.00		0.72		0.00		93
Year ended 12/31/12(f)	9.06	0.07	(0.02)	0.05	(0.37)	(0.03)	(0.40)	8.71	0.52	10	0.00	(g)	0.99	(g)	2.87	(g)	4

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 1.10%, 1.11%, 1.11%, 0.87% and 0.79% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $13,346, $1,176, $390, $3,804, $142, $5,291, $232, $2,109, $16,149 and $360 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of June 1, 2010 for Class AX, Class CX and Class RX shares and September 24, 2012 for Class R6 shares, respectively.
(g)	Annualized.

52                         Invesco Balanced-Risk Retirement Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund (five of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Funds”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 23, 2015

53                         Invesco Balanced-Risk Retirement Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014, through December 31, 2014.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Balanced-Risk Retirement Now Fund

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$995.20	$1.26	$1,023.95	$1.28	0.25%
AX	1,000.00	995.20	1.26	1,023.95	1.28	0.25
B	1,000.00	991.50	5.02	1,020.16	5.09	1.00
C	1,000.00	991.50	5.02	1,020.16	5.09	1.00
CX	1,000.00	991.50	5.02	1,020.16	5.09	1.00
R	1,000.00	993.30	2.51	1,022.68	2.55	0.50
RX	1,000.00	994.40	2.51	1,022.68	2.55	0.50
Y	1,000.00	997.20	0.00	1,025.21	0.00	0.00
R5	1,000.00	997.20	0.00	1,025.21	0.00	0.00
R6	1,000.00	997.20	0.00	1,025.21	0.00	0.00

54                         Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2020 Fund

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$993.70	$1.26	$1,023.95	$1.28	0.25%
AX	1,000.00	992.60	1.26	1,023.95	1.28	0.25
B	1,000.00	989.80	5.02	1,020.16	5.09	1.00
C	1,000.00	989.80	5.02	1,020.16	5.09	1.00
CX	1,000.00	989.90	5.02	1,020.16	5.09	1.00
R	1,000.00	993.00	2.51	1,022.68	2.55	0.50
RX	1,000.00	993.00	2.51	1,022.68	2.55	0.50
Y	1,000.00	994.30	0.00	1,025.21	0.00	0.00
R5	1,000.00	995.40	0.00	1,025.21	0.00	0.00
R6	1,000.00	994.40	0.00	1,025.21	0.00	0.00

Invesco Balanced-Risk Retirement 2030 Fund

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$992.30	$1.26	$1,023.95	$1.28	0.25%
AX	1,000.00	992.30	1.26	1,023.95	1.28	0.25
B	1,000.00	988.80	5.01	1,020.16	5.09	1.00
C	1,000.00	987.70	5.01	1,020.16	5.09	1.00
CX	1,000.00	987.70	5.01	1,020.16	5.09	1.00
R	1,000.00	990.70	2.51	1,022.68	2.55	0.50
RX	1,000.00	989.60	2.51	1,022.68	2.55	0.50
Y	1,000.00	992.80	0.00	1,025.21	0.00	0.00
R5	1,000.00	992.80	0.00	1,025.21	0.00	0.00
R6	1,000.00	992.80	0.00	1,025.21	0.00	0.00

Invesco Balanced-Risk Retirement 2040 Fund

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$990.40	$1.25	$1,023.95	$1.28	0.25%
AX	1,000.00	990.40	1.25	1,023.95	1.28	0.25
B	1,000.00	986.20	5.01	1,020.16	5.09	1.00
C	1,000.00	986.20	5.01	1,020.16	5.09	1.00
CX	1,000.00	986.10	5.01	1,020.16	5.09	1.00
R	1,000.00	988.90	2.51	1,022.68	2.55	0.50
RX	1,000.00	989.00	2.51	1,022.68	2.55	0.50
Y	1,000.00	991.90	0.00	1,025.21	0.00	0.00
R5	1,000.00	991.70	0.00	1,025.21	0.00	0.00
R6	1,000.00	991.70	0.00	1,025.21	0.00	0.00

55                         Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2050 Fund

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$989.00	$1.25	$1,023.88	$1.27	0.25%
AX	1,000.00	989.00	1.25	1,023.88	1.27	0.25
B	1,000.00	985.50	4.99	1,020.11	5.08	1.00
C	1,000.00	985.50	4.99	1,020.11	5.08	1.00
CX	1,000.00	985.50	4.99	1,020.11	5.08	1.00
R	1,000.00	987.80	2.50	1,022.62	2.54	0.50
RX	1,000.00	987.80	2.50	1,022.62	2.54	0.50
Y	1,000.00	991.60	0.00	1,025.14	0.00	0.00
R5	1,000.00	990.20	0.00	1,025.14	0.00	0.00
R6	1,000.00	990.20	0.00	1,025.14	0.00	0.00

[1]	The actual ending account value is based on the actual total return of the Funds for the period July 1, 2014, through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

56                         Invesco Balanced-Risk Retirement Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year—end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
	Long Term Capital Gain Distributions	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*
Invesco Balanced-Risk Retirement Now Fund	$996,790	0.00%	0.00%	16.49%
Invesco Balanced-Risk Retirement 2020 Fund	3,548,325	0.00%	0.00%	16.47%
Invesco Balanced-Risk Retirement 2030 Fund	4,231,942	0.00%	0.00%	12.81%
Invesco Balanced-Risk Retirement 2040 Fund	2,650,618	0.00%	0.00%	6.95%
Invesco Balanced-Risk Retirement 2050 Fund	1,397,454	0.00%	0.00%	2.38%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

57                         Invesco Balanced-Risk Retirement Funds

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Balanced-Risk Retirement Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Balanced-Risk Retirement Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Balanced-Risk Retirement Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Balanced-Risk Retirement Funds

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	IBRR-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2014

Invesco Allocation Funds Invesco Conservative Allocation Fund Invesco Growth Allocation Fund Invesco Moderate Allocation Fund

Invesco Conservative Allocation Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 4/29/05

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

2                         Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/14, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	4.30%
5 Years	5.76
1 Year	–0.73

Class B Shares
Inception (4/29/05)	4.27%
5 Years	5.85
1 Year	–0.66

Class C Shares
Inception (4/29/05)	4.16%
5 Years	6.16
1 Year	3.34

Class R Shares
Inception (4/29/05)	4.66%
5 Years	6.68
1 Year	4.75

Class S Shares
Inception	4.96%
5 Years	7.05
1 Year	5.20

Class Y Shares
Inception	5.06%
5 Years	7.18
1 Year	5.28

Class R5 Shares
Inception (4/29/05)	5.20%
5 Years	7.26
1 Year	5.41

Class S shares incepted on June 3, 2011. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares was 1.10%, 1.85%, 1.85%, 1.35%, 1.00%, 0.85% and 0.80%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.60% for Invesco Conservative Allocation Fund.

3                         Invesco Allocation Funds

Invesco Growth Allocation Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

    During the reporting period, the Fund has elected to use the Lipper Mixed-Asset Target Allocation Growth Funds Index to represent its peer group benchmark rather than the Lipper Multi-Cap Core Funds Index because the Lipper Mixed-Asset Target Allocation Growth Funds Index more closely reflects the performance of the types of securities in which the Fund invests.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                         Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/14, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	5.55%
10 Years	4.63
5 Years	7.82
1 Year	–1.38

Class B Shares
Inception (4/30/04)	5.53%
10 Years	4.60
5 Years	7.90
1 Year	–1.44

Class C Shares
Inception (4/30/04)	5.32%
10 Years	4.44
5 Years	8.21
1 Year	2.56

Class R Shares
Inception (4/30/04)	5.85%
10 Years	4.97
5 Years	8.76
1 Year	4.09

Class S Shares
10 Years	5.27%
5 Years	9.13
1 Year	4.38

Class Y Shares
10 Years	5.38%
5 Years	9.30
1 Year	4.63

Class R5 Shares
Inception (4/30/04)	6.45%
10 Years	5.55
5 Years	9.38
1 Year	4.71

Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares was 1.25%, 2.00%, 2.00%, 1.50%, 1.15%, 1.00% and 0.90%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses on the Fund’s Class A, Class B, Class C, Class R, Class S and Class Y shares in the past, performance would have been lower.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.74% for Invesco Growth Allocation Fund.

5                         Invesco Allocation Funds

Invesco Moderate Allocation Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/14, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	5.28%
10 Years	4.65
5 Years	6.98
1 Year	–1.38

Class B Shares
Inception (4/30/04)	5.25%
10 Years	4.62
5 Years	7.11
1 Year	–1.38

Class C Shares
Inception (4/30/04)	5.05%
10 Years	4.45
5 Years	7.39
1 Year	2.62

Class R Shares
Inception (4/30/04)	5.58%
10 Years	4.98
5 Years	7.93
1 Year	4.13

Class S Shares
10 Years	5.29%
5 Years	8.31
1 Year	4.58

Class Y Shares
10 Years	5.41%
5 Years	8.49
1 Year	4.74

Class R5 Shares
Inception (4/30/04)	6.12%
10 Years	5.52
5 Years	8.46
1 Year	4.71

Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares was 1.15%, 1.90%, 1.90%, 1.40%, 1.05%, 0.90% and 0.86%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses on the Fund’s Class A, Class B, Class C, Class R, Class S and Class Y shares in the past, performance would have been lower

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.69% for Invesco Moderate Allocation Fund.

7                         Invesco Allocation Funds

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period, the US economy showed unmistakable signs of improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second and third quarters as employment data improved markedly. Given continuing positive economic trends, the US Federal Reserve (the Fed) ended its extraordinary asset purchase program in October – but it pledged in December to be “patient” before raising interest rates. Overseas, the story was much different. Concerns about economic stagnation and the potential for deflation depressed European markets, while the Chinese economy was hurt by a slowdown in manufacturing.

    Political change in Washington, DC; changes to monetary policy by the Fed and other central banks; the future direction of oil prices; and unexpected geopolitical events are likely to affect markets in the US and overseas in 2015. This may make some investors hesitant to begin to save for their long-term financial goals. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

8                         Invesco Allocation Funds

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

9                         Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance summary — Invesco Conservative Allocation Fund

For the year ended December 31, 2014, Invesco Conservative Allocation Fund underperformed its custom style-specific benchmark, the Custom Conservative Allocation Index. Positive absolute performance from fixed income drove results thoughout the year. Commodities and emerging markets declined overall and experienced meaningful volatility. Global developed-market equities produced positive absolute returns despite a slow start to the year and geopolitical concerns hindering growth in some markets.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.01%
Class B Shares	4.34
Class C Shares	4.34
Class R Shares	4.75
Class S Shares	5.20
Class Y Shares	5.28
Class R5 Shares	5.41
S&P 500 Index‚ (Broad Market Index)	13.69
Custom Conservative Allocation Index■ (Style-Specific Index)	5.93
Lipper Mixed-Asset Target Allocation Conservative Funds Index¿ (Peer Group Index)	4.67

Source(s): ‚FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

Market conditions and your Fund

The year ended December 31, 2014, was volatile due to geopolitical issues and weak economic data but, overall, had strong performance in many fixed income markets, domestic equity markets and real estate. Commodities struggled and emerging markets were volatile.

    Equities, which had become a popular asset class, were largely negative through mid-March and only select markets, such as Europe and the US, broke into positive territory at the end of the first quarter. Overall, at the beginning of 2014, equities were off to a weak start. Government bonds generated attractive gains as investors sought perceived “safe havens” from equity and commodity volatility and geopolitical issues. Commodities were mixed, with the precious metals and agricultural complexes up strongly, while prices for industrial metals languished and energy-related commodities turned in mixed performance.

    In the second quarter of 2014, bond yields fell as geopolitical concerns drove demand for perceived “safe-haven” assets. Bonds also benefited from weak economic data. Equities continued to climb higher after a weak start despite elevated valuations in key markets and lackluster economic data which indicated that investor sentiment was likely the primary driver of returns. Prices of energy and metals rose on geopolitical fears. Agriculture prices tailed off over the quarter as more favorable weather patterns helped to alleviate concerns about poor crop yields.

    Capital markets were mixed for the third quarter of 2014. Government bonds generally saw yields decline as geopolitical concerns and evidence of slowing economic activity in Europe and Asia created demand for perceived “safe haven” assets. Developed equity markets were choppy with US small-cap equities, UK equities and Hong Kong equities trending lower while Japanese, US large-cap and European equities posted gains. Commodities were the clear loser in the third quarter as commodities registered price declines largely in response to the strength of the US dollar and, in many cases, a strong supply outlook.

    The final quarter of the year witnessed several key events that shaped asset returns for the period. Chief among them was the October ending of a third round of quantitative easing and the US Federal Reserve’s asset purchase program. The second key event was OPEC’s decision not to curtail production of crude oil despite a mounting supply glut and evidence

Portfolio Composition

	Target	% of Total Net Assets
Asset Class	Allocation*	as of 12/31/14
Intermediate Term Taxable Investment Grade	24.40%	24.54%
Taxable Non Investment Grade	14.28	14.23
Balanced Risk	9.98	9.84
Large Cap Value	8.54	8.60
Large Cap Growth	3.86	3.82
International/Global Blend	4.00	3.82
Inernational/Global Growth	3.68	3.58
Absolute Return	3.15	3.22
Emerging Markets Fixed Income	3.25	3.08
Emerging Markets	3.19	3.01
Large Cap Blend	2.97	2.96
Mid Cap Blend	2.08	2.07
Global Real Estate	1.92	1.91
Small Cap Blend	1.76	1.79
Cash Equivalents Plus Other Assets Less Liabilities	12.44	13.53
*Total may not equal 100% due to rounding.

Total Net Assets	$367.6 million

Fund Nasdaq Symbols
Class A Shares	CAAMX
Class B Shares	CMBAX
Class C Shares	CACMX
Class R Shares	CMARX
Class S Shares	CMASX
Class Y Shares	CAAYX
Class R5 Shares	CMAIX

10                         Invesco Allocation Funds

of slowing demand. In the face of these events, government bond yields fell throughout the fourth quarter as investors sought safety. High-quality government bond prices were further supported by receding inflation expectations and weakening economic data outside the US. Stock markets contended with heightened volatility and ended mixed, with the US, Hong Kong and Japan posting gains while share prices in Europe and the UK turned negative. Across commodities, agriculture posted nominal gains while metals and particularly energy-related commodity prices fell.

    PowerShares 1-30 Laddered Treasury Portfolio, Invesco Core Plus Bond Fund and Invesco Diversified Dividend Fund were the top contributors to absolute Fund performance for the reporting period. Invesco Balanced-Risk Commodity Strategy Fund, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio and Invesco Emerging Market Local Currency Debt Fund were the top absolute detractors from overall Fund performance.

    Relative to the Fund’s custom style-specific index, PowerShares 1-30 Laddered Treasury, Invesco Core Plus Bond Fund and Invesco International Growth Fund were the largest contributers to Fund performance. Invesco Emerging Market Local Currency Debt Fund, Invesco Floating Rate Fund and Invesco High Yield Fund were the largest detractors from relative performance for the reporting period.

    Please note that our strategy in managing some of the underlying funds – which include, but are not limited to, Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Global Markets Strategy Fund – is primarily implemented with derivatives, which create economic leverage in the underlying funds. These derivative instruments include futures and total return swaps and therefore, all or most of the performance of these underlying funds, both positive and negative, can be attributed to these instruments. The leverage used in the strategy is inherent in these instruments.

    Additionally, underlying fund holding Invesco Core Plus Bond Fund invests in derivative instruments such as futures contracts, options and swap agreements. Part of the underlying fund’s strategy to manage credit and currency risk in the portfolio during the reporting period entailed purchasing and selling credit and currency derivatives. These strategies are implemented within the risk profile of the guidelines set forth in the Fund’s prospectus.

    Finally, we thank you for your continued commitment to Invesco Conservative Allocation Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Conservative Allocation Fund.
He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Conservative Allocation Fund.
He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Conservative Allocation Fund.
He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Conservative Allocation Fund.
He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Conservative Allocation Fund.

He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

11                         Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Growth Allocation Fund

For the year ended December 31, 2014, Invesco Growth Allocation Fund underperformed its custom style-specific benchmark. Positive absolute performance from fixed income drove results thoughout the year. Commodities and emerging markets declined overall and experienced meaningful volatility. Global developed-market equities produced positive absolute returns despite a slow start to the year and geopolitical concerns hindering growth in some markets.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.35%
Class B Shares	3.56
Class C Shares	3.56
Class R Shares	4.09
Class S Shares	4.38
Class Y Shares	4.63
Class R5 Shares	4.71
S&P 500 Index‚ (Broad Market Index)	13.69
Custom Growth Allocation Index■ (Style-Specific Index)	5.54
Lipper Mixed-Asset Target Allocation Growth Funds Index¿ (Peer Group Index)*	7.04
Lipper Multi-Cap Core Funds Index¿ (Former Peer Group Index)*	10.06

Source(s): ‚FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

*	The Fund has elected to use the Lipper Mixed-Asset Target Allocation Growth Funds Index to represent its peer group benchmark rather than the Lipper Multi-Cap Core Funds Index because the Lipper Mixed-Asset Target Allocation Growth Funds Index more closely reflects the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

The year ended December 31, 2014, was volatile due to geopolitical issues and weak economic data but, overall, had strong performance in many fixed income markets, domestic equity markets and real estate. Commodities struggled and emerging markets were volatile.

    Equities, which had become a popular asset class, were largely negative through mid-March and only select markets, such as Europe and the US, broke into positive territory at the end of the first quarter. Overall, at the beginning of 2014, equities were off to a weak start. Government bonds generated attractive gains as investors sought perceived “safe havens” from equity and commodity volatility and geopolitical issues. Commodities were mixed, with the precious metals and agricultural complexes up strongly, while prices for industrial metals languished and energy-related commodities turned in mixed performance.

    In the second quarter of 2014, bond yields fell as geopolitical concerns drove demand for perceived “safe havens” assets. Bonds also benefited from weak economic data. Equities continued to climb higher after a weak start despite elevated valuations in key markets and lackluster economic data which indicated that investor sentiment was likely the primary driver of returns. Prices of energy and metals rose on geopolitical fears. Agriculture prices tailed off over the quarter as more favorable weather patterns helped to alleviate concerns about poor crop yields.

    Capital markets were mixed for the third quarter of 2014. Government bonds generally saw yields decline as geopolitical concerns and evidence of slowing economic activity in Europe and Asia created demand for perceived “safe haven” assets. Developed equity markets were choppy with US small-cap equities, UK equities and Hong Kong equities trending lower while Japanese, US large-cap and European equities posted gains. Commodities were the clear loser in the third quarter as commodities registered price declines largely in response to the strength of the US dollar and, in many cases, a strong supply outlook.

    The final quarter of the year witnessed several key events that shaped asset returns for the period. Chief among them was the October ending of a third round of quantitative easing and the US Federal Reserve’s asset purchase program. The second key event was OPEC’s decision not to curtail production of crude oil despite a mounting supply glut and evidence of slowing demand. In the face of these events, government bond yields fell throughout the fourth quarter as

Portfolio Composition

	Target	% of Total Net Assets
Asset Class	Allocation*	as of 12/31/14
Large Cap Value	18.98%	19.33%
Balanced Risk	13.97	13.93
Large Cap Growth	8.59	8.63
International/Global Blend	8.91	8.63
International/Global Growth	8.19	8.09
Emerging Markets	7.11	6.79
Large Cap Blend	6.60	6.65
Absolute Return	5.31	5.52
Mid Cap Blend	4.63	4.69
Global Real Estate	4.27	4.31
Small Cap Blend	3.92	4.02
Intermediate Term Taxable Investment Grade	3.00	3.06
Cash Equivalents Plus Other Assets Less Liabilities	6.00	6.35
*Total may not equal 100% due to rounding.

Total Net Assets	$1.2 billion

Fund Nasdaq Symbols
Class A Shares	AADAX
Class B Shares	AAEBX
Class C Shares	AADCX
Class R Shares	AADRX
Class S Shares	AADSX
Class Y Shares	AADYX
Class R5 Shares	AADIX

12                         Invesco Allocation Funds

investors sought safety. High-quality government bond prices were further supported by receding inflation expectations and weakening economic data outside the US. Stock markets contended with heightened volatility and ended mixed, with the US, Hong Kong and Japan posting gains while share prices in Europe and the UK turned negative. Across commodities, agriculture posted nominal gains while metals and particularly energy-related commodity prices fell.

    Invesco Diversified Dividend Fund, PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Fundamental Pure Large Cap Growth Portfolio were the top contributors to absolute performance for the reporting period. Invesco Balanced-Risk Commodity Strategy Fund, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio and Invesco Developing Markets Fund were the absolute detractors from overall Fund performance.

    Relative to the Fund’s custom style-specific index, PowerShares 1-30 Laddered Treasury Portfolio, Invesco International Growth Fund and Invesco Developing Markets Fund were the largest contributors to Fund performance. Invesco Small Cap Equity Fund, Invesco Charter Fund and Invesco Endeavor Fund were the largest detractors from relative performance for the reporting period.

    Please note that our strategy in managing some of the underlying funds – which include, but are not limited to, Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Global Markets Strategy Fund – is primarily implemented with derivatives, which create economic leverage in the underlying funds. These derivative instruments include futures and total return swaps and therefore, all or most of the performance of these underlying funds, both positive and negative, can be attributed to these instruments. The leverage used in the strategy is inherent in these instruments.

    Additionally, underlying fund holding Invesco Core Plus Bond Fund invests in derivative instruments such as futures contracts, options and swap agreements. Part of the underlying fund’s strategy to manage credit and currency risk in the portfolio during the reporting period entailed purchasing and selling credit and currency derivatives. These strategies are implemented within the risk profile of the guidelines set forth in the Fund’s prospectus.

    Finally, we thank you for your continued commitment to Invesco Growth Allocation Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Growth Allocation Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Growth Allocation Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Growth Allocation Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Growth Allocation Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Growth Allocation Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

13                         Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Moderate Allocation Fund

For the year ended December 31, 2014, Invesco Moderate Allocation Fund underperformed its custom style-specific benchmark. Positive absolute performance from fixed income drove results thoughout the year. Commodities and emerging markets declined overall and experienced meaningful volatility. Global developed-market equities produced positive absolute returns despite a slow start to the year and geopolitical concerns hindering growth in some markets.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.39%
Class B Shares	3.62
Class C Shares	3.62
Class R Shares	4.13
Class S Shares	4.58
Class Y Shares	4.74
Class R5 Shares	4.71
S&P 500 Index‚ (Broad Market Index)	13.69
Custom Moderate Allocation Index■ (Style-Specific Index)	5.95
Lipper Mixed-Asset Target Allocation Moderate Funds Index¿ (Peer Group Index)	6.22

Source(s): ‚FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

Market conditions and your Fund

The year ended December 31, 2014, was volatile due to geopolitical issues and weak economic data but, overall, had strong performance in many fixed income markets, domestic equity markets and real estate. Commodities struggled and emerging markets were volatile.

    Equities, which had become a popular asset class, were largely negative through mid-March and only select markets, such as Europe and the US, broke into positive territory at the end of the first quarter. Overall, at the beginning of 2014, equities were off to a weak start. Government bonds generated attractive gains as investors sought perceived “safe havens” from equity and commodity volatility and geopolitical issues. Commodities were mixed, with the precious metals and agricultural complexes up strongly, while prices for industrial metals languished and energy-related commodities turned in mixed performance.

    In the second quarter of 2014, bond yields fell as geopolitical concerns drove demand for perceived “safe-haven” assets. Bonds also benefited from weak economic data. Equities continued to climb higher after a weak start despite elevated valuations in key markets and lackluster economic data which indicated that investor sentiment was likely the primary driver of returns. Prices of energy and metals rose on geopolitical fears. Agriculture prices tailed off over the quarter as more favorable weather patterns helped to alleviate concerns about poor crop yields.

    Capital markets were mixed for the third quarter of 2014. Government bonds generally saw yields decline as geopolitical concerns and evidence of slowing economic activity in Europe and Asia created demand for perceived “safe haven” assets. Developed equity markets were choppy with US small-cap equities, UK equities and Hong Kong equities trending lower while Japanese, US large-cap and European equities posted gains. Commodities were the clear loser in the third quarter as commodities registered price declines largely in response to the strength of the US dollar and, in many cases, a strong supply outlook.

    The final quarter of the year witnessed several key events that shaped asset returns for the period. Chief among them was the October ending of a third round of quantitative easing and the US Federal Reserve’s asset purchase program. The second key event was OPEC’s decision not to curtail production of crude oil despite a mounting supply glut and evidence of slowing demand. In the face of these events, government bond yields fell throughout the fourth quarter as investors sought safety. High-quality government

Portfolio Composition

Asset Class	Target Allocation*	% of Total Net Assets as of 12/31/14
Large Cap Value	14.23%	14.44%
Balanced risk	11.98	11.90
Intermediate Term Taxable Investment Grade	11.00	11.16
Taxable Non Investment Grade	7.03	7.06
International/Global Blend	6.67	6.44
Large Cap Growth	6.42	6.42
International/Global Growth	6.14	6.04
Emerging Markets	5.33	5.08
Large Cap Blend	4.95	4.98
Absolute Return	4.15	4.30
Mid Cap Blend	3.46	3.47
Global Real Estate	3.20	3.22
Small Cap Blend	2.94	3.01
Emerging Markets Fixed Income	3.00	2.88
Cash Equivalents Plus Other Assets Less Liabilities	9.00	9.60
*Total may not equal 100% due to rounding.

Total Net Assets	$922.7 million

Fund Nasdaq Symbols
Class A Shares	AMKAX
Class B Shares	AMKBX
Class C Shares	AMKCX
Class R Shares	AMKRX
Class S Shares	AMKSX
Class Y Shares	ABKYX
Class R5 Shares	AMLIX

14                         Invesco Allocation Funds

bond prices were further supported by receding inflation expectations and weakening economic data outside the US. Stock markets contended with heightened volatility and ended mixed, with the US, Hong Kong and Japan posting gains while share prices in Europe and the UK turned negative. Across commodities, agriculture posted nominal gains while metals and particularly energy-related commodity prices fell.

    PowerShares 1-30 Laddered Treasury Portfolio, Invesco Diversified Dividend Fund and Invesco Core Plus Bond Fund were the top contributors to absolute Fund performance for the reporting period. Invesco Balanced-Risk Commodity Strategy Fund, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio and Invesco Emerging Market Local Currency Debt Fund were the largest absolute detractors from overall Fund performance.

    Relative to the Fund’s custom style-specific index, PowerShares 1-30 Laddered Treasury Portfolio, Invesco International Growth Fund and Invesco Core Plus Bond Fund were the largest contributors to performance. Invesco Emerging Market Local Currency Debt Fund, Invesco Small Cap Equity Fund and Invesco Charter Fund were the largest detractors from relative performance over the period.

    Please note that our strategy in managing some of the underlying funds – which include, but are not limited to, Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Global Markets Strategy Fund – is primarily implemented with derivatives, which create economic leverage in the underlying funds. These derivative instruments include futures and total return swaps and therefore, all or most of the performance of these underlying funds, both positive and negative, can be attributed to these instruments. The leverage used in the strategy is inherent in these instruments.

    Additionally, underlying fund holding Invesco Core Plus Bond Fund invests in derivative instruments such as futures contracts, options and swap agreements. Part of the underlying fund’s strategy to manage credit and currency risk in the portfolio during the reporting period entailed purchasing and selling credit and currency derivatives. These strategies are implemented within the risk profile of the guidelines set forth in the Fund’s prospectus.

    Finally, we thank you for your continued commitment to Invesco Moderate Allocation Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Moderate Allocation Fund.
He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Moderate Allocation Fund.
He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Moderate Allocation Fund.
He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Moderate Allocation Fund.
He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Moderate Allocation Fund.
He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

15                         Invesco Allocation Funds

Invesco Conservative Allocation Fund’s investment objective is total return consistent with a lower level of risk relative to the broad stock market.

Invesco Growth Allocation Fund’s investment objective is long-term growth of capital consistent with a higher level of risk relative to the broad stock market.

Invesco Moderate Allocation Fund’s investment objective is total return consistent with a moderate level of risk relative to the broad stock market.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class S shares and Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Active trading risk	X	X	X
Call risk	X	X	X
Collateralized loan obligations risk	X		X
Commodities tax risk	X		X
Commodities tax risk (Invesco Growth Allocation Fund)		X
Commodity-linked notes risk	X	X	X
Commodity risk	X	X	X
Concentration risk		X
Correlation risk	X	X	X
Credit risk	X	X	X
Currency/exchange rate risk	X	X	X
Depository receipts risk		X
Derivatives risk	X	X	X
Developing/emerging markets securities risk	X	X	X
Exchange-traded funds risk	X	X	X
Exchange-traded notes risk	X	X	X
Foreign government debt risk	X	X	X
Foreign securities risk	X	X	X
Fund of funds risk	X	X	X
Geographic focus risk		X
Growth investing risk		X
High yield bond (junk bond) risk	X		X
Indexing risk	X		X
Indexing risk (Invesco Growth Allocation Fund)		X
Interest rate risk	X	X	X
Investing in the European Union risk		X
Issuer-specific changes risk	X	X	X
Liquidity risk	X	X	X
Management risk	X	X	X
Market risk	X	X	X

16                         Invesco Allocation Funds

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Market trading risk	X	X	X
Mortgage- and asset-backed securities risk	X		X
Municipal securities risk	X		X
Non-correlation risk	X	X	X
Non-diversification risk	X		X
Preferred securities risk		X
Reinvestment risk	X		X
Small- and mid-capitalization risks		X
Subsidiary risk	X	X	X
TBA transactions risk	X		X
US government obligations risk	X	X	X
Value investing style risk		X
Volatility risk	X	X	X
When-issued and delayed delivery risks	X		X
Zero coupon or pay-in-kind securities risk	X		X

Principal risks defined

■	Active trading risk. Certain underlying funds engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying funds income and distributions to shareholders.
■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risk of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, an underlying fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
■	Commodities tax risk. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund,

an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investment in the Subsidiary and a form of commodity-linked notes constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service suspended issuance in July 2011 of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s use of commodity-linked notes, or the Subsidiary, it could limit Invesco Balanced-Risk Allocation Fund’s ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

■	Commodities tax risk (Invesco Growth

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Allocation Fund). The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund, or Invesco Global Markets Strategy Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund, or Invesco Global Markets Strategy Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Commodity Strategy Fund has received a private letter ruling from the Internal Revenue Service confirming that income derived from the Fund’s investment in a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Commodity Strategy Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that continued on page 18

17                         Invesco Allocation Funds

continued from page 17

invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service suspended issuance of any further private letter rulings in July 2011 pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund, or Invesco Global Markets Strategy Fund’s use of commodity-linked notes (which guidance might be applied retroactively to Invesco Global Markets Strategy Fund) or the Subsidiary (which guidance might be applied retroactively to Invesco Global Markets Strategy Fund and Invesco Balanced-Risk Commodity Strategy Fund) it could limit such underlying fund’s ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Global Markets Strategy Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.
■	Commodity-linked notes risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
■	Commodity risk. Certain of the underlying fund’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

■	Concentration risk. To the extent, an underlying fund invests a greater amount in any one sector or industry, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.
■	Correlation risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.
■	Credit risk. The issuer of instruments in which the underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay an underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in an underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make an underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and an underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which an underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact an underlying fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for certain underlying funds than most other mutual funds because certain underlying funds will implement their investment strategy primarily through derivative instruments rather than direct investments in stocks and bonds.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs,

18                         Invesco Allocation Funds

delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Exchange-traded funds risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Investments in exchange-traded funds may involve duplication of management fees and certain other expenses, as the underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the underlying fund may invest are leveraged. The more the underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.
■	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying Fund.
■	Foreign government debt risk. Investments in foreign government debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
■	Foreign securities risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability; changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Fund of funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.
■	Geographic focus risk. From time to time an underlying fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If an underlying fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An underlying fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.
■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Indexing risk. Unlike many investment companies, an underlying fund does not utilize an investing strategy that seeks returns in excess of the underlying index. Therefore, it would not necessarily sell a security unless that security is removed from the underlying index.
■	Indexing risk (Invesco Growth Allocation Fund). Unlike many investment companies, certain underlying exchange-traded funds do not utilize an investing strategy that seeks returns in excess of their benchmark indices. Such underlying exchange-traded funds would not necessarily buy or sell a security due to its general underperformance, unless that security is added to or removed from the applicable benchmark index.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Investing in the European Union risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.
■	Issuer-specific changes risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of continued on page 20

19                         Invesco Allocation Funds

continued from page 19

the market as a whole.
■	Liquidity risk. An underlying fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of short derivative positions and instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.
■	Market risk. The prices of and the income generated by an underlying fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Market trading risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.
■	Mortgage- and asset-backed securities risk. Certain of the underlying funds may invest in mortgage and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing the underlying fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

■	Municipal securities risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and an underlying fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Non-correlation risk. An underlying fund’s return may not match the return of the underlying index of certain underlying exchange-traded funds for a number of reasons. For example, the Fund incurs operating expenses not applicable to the underlying index, and incurs costs in buying and selling securities, especially when rebalancing an underlying fund’s securities holdings to reflect changes in the composition of an underlying index of certain underlying exchange-traded funds. In addition, the performance of an underlying fund and an underlying index of certain underlying exchange-traded funds may vary due to asset valuation differences and differences between an underlying fund’s portfolio and the underlying index of certain underlying exchange-traded funds resulting from legal restrictions, cost or liquidity constraints.
■	Non-diversification risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Subsidiary risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and except as otherwise noted in the underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and SAI and could negatively affect the underlying fund and its shareholders.
■	TBA transactions risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by an underlying fund when entering into the TBA transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the securities, exposing an underlying fund to further losses. Whether or not an underlying fund takes delivery of the securities at the termination date of a TBA transaction, an underlying fund will nonetheless be exposed to changes in the value of the underlying investments during the

20                         Invesco Allocation Funds

term of the agreement. When an underlying fund enters into a short sale of a TBA mortgage it does not own, an underlying fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. A short position in a TBA mortgage poses more risk than holding the same TBA mortgage long. As there is no limit on how much the price of mortgage securities can increase, an underlying fund’s exposure is unlimited. An underlying fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. An underlying fund will earmark or segregate liquid assets in an amount at least equal to its exposure for the duration of the contract. An underlying fund will incur increased transaction costs associated with selling TBA mortgages short. In addition, taking short positions in TBA mortgages results in a form of leverage which could increase the volatility of an underlying fund’s share price.
■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.
■	Value investing style risk. Certain underlying funds emphasize a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
■	Volatility risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
■	When-issued and delayed delivery risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, an underlying fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in an underlying fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Custom Conservative Allocation Index, created by Invesco to serve as a benchmark for Invesco Conservative Allocation Fund, is composed of the following indexes: S&P 500 Index, MSCI EAFE® Index and Barclays U.S. Aggregate Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
■	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
■	The MSCI EAFE Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Custom Growth Allocation Index, created by Invesco to serve as a benchmark for Invesco Growth Allocation Fund, is composed of the following indexes: S&P 500 Index, MSCI EAFE Index and Barclays U.S. Aggregate Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
■	The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth funds tracked by Lipper.
■	The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multicap core funds tracked by Lipper.
■	The Custom Moderate Allocation Index, created by Invesco to serve as a benchmark for Invesco Moderate Allocation Fund, is composed of the following indexes: S&P 500 Index, MSCI EAFE Index and Barclays U.S. Aggregate Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
■	The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an unmanaged index considered representative of mixed-asset target allocation moderate funds tracked by Lipper.
■	The Funds are not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Funds may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Funds at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

21                         Invesco Allocation Funds

Schedule of Investments

December 31, 2014

Invesco Conservative Allocation Fund

Schedule of Investments in Affiliated Issuers–99.96%(a)

	% of Net Assets 12/31/14	Value 12/31/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/14	Value 12/31/14
Asset Allocation Funds–13.06%
Invesco Balanced-Risk Allocation Fund	6.00%	$21,813,558	$2,659,021	$(2,002,387)	$ (349,752)	$1,097,847	$518,865	1,894,117	$22,066,459
Invesco Balanced-Risk Commodity Strategy Fund(b)	3.84%	13,816,219	3,343,215	(579,933)	(2,418,291)	(36,497)	—	1,888,331	14,124,713
Invesco Global Markets Strategy Fund	3.22%	11,004,540	1,225,520	(542,560)	174,297	196,666	206,274	1,161,705	11,849,390
Total Asset Allocation Funds		46,634,317	7,227,756	(3,124,880)	(2,593,746)	1,258,016	725,139	4,944,153	48,040,562

Domestic Equity Funds–19.24%
Invesco American Franchise Fund(b)	1.96%	7,204,837	1,123,168	(1,111,307)	(446,219)	1,066,783	—	427,974	7,211,352
Invesco Charter Fund	2.96%	10,586,455	1,596,020	(1,032,805)	(477,949)	1,238,974	101,322	500,068	10,881,479
Invesco Comstock Fund	2.01%	7,159,075	540,005	(851,271)	263,348	269,957	149,012	289,455	7,381,114
Invesco Diversified Dividend Fund	3.93%	13,881,892	1,150,656	(1,710,491)	749,990	665,746	271,015	790,022	14,457,406
Invesco Endeavor Fund(b)	2.07%	7,408,691	1,311,145	(1,075,106)	(263,296)	880,329	—	354,508	7,611,283
Invesco Growth and Income Fund	2.66%	9,336,673	1,691,958	(1,171,214)	(299,965)	1,070,067	223,071	367,765	9,775,188
Invesco Small Cap Equity Fund(b)	1.79%	6,309,295	1,768,298	(983,494)	(783,093)	1,008,540	—	403,159	6,563,433
PowerShares Fundamental Pure Large Growth Portfolio–ETF	1.86%	6,648,012	115,961	(840,290)	729,835	198,698	107,816	210,000	6,852,216
Total Domestic Equity Funds		68,534,930	9,297,211	(8,775,978)	(527,349)	6,399,094	852,236	3,342,951	70,733,471

Fixed-Income Funds–54.46%
Invesco Core Plus Bond Fund	24.54%	85,566,203	6,289,297	(3,963,985)	2,381,163	(50,602)	3,848,923	8,315,399	90,222,076
Invesco Emerging Market Local Currency Debt Fund	3.08%	11,334,548	1,910,436	(641,913)	(777,377)	(54,116)	92,577	1,446,001	11,336,650
Invesco Floating Rate Fund	5.38%	19,156,500	2,133,390	(833,280)	(676,031)	(7,294)	906,730	2,561,306	19,773,285
Invesco High Yield Fund	4.87%	17,297,516	1,915,610	(527,250)	(803,588)	20,538	1,073,609	4,173,153	17,902,826
Invesco Premium Income Fund	3.98%	13,809,370	781,012	(544,333)	589,907	(19,303)	754,750	1,423,238	14,616,653
PowerShares 1-30 Laddered Treasury Portfolio–ETF	12.61%	42,348,864	2,925,807	(4,074,131)	5,326,240	(175,420)	1,093,125	1,408,000	46,351,360
Total Fixed-Income Funds		189,513,001	15,955,552	(10,584,892)	6,040,314	(286,197)	7,769,714	19,327,097	200,202,850

Foreign Equity Funds–10.41%
Invesco Developing Markets Fund	3.01%	11,020,289	1,918,641	(1,248,477)	(663,277)	241,144	172,237	364,439	11,071,648
Invesco International Growth Fund	3.58%	13,087,754	1,761,230	(1,121,050)	(726,611)	594,394	220,205	403,061	13,172,043
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio–ETF	3.82%	14,162,737	2,338,979	(968,326)	(1,646,685)	135,795	517,342	355,000	14,022,500
Total Foreign Equity Funds		38,270,780	6,018,850	(3,337,853)	(3,036,573)	971,333	909,784	1,122,500	38,266,191

Real Estate Funds–1.91%
Invesco Global Real Estate Fund	1.91%	6,681,190	513,225	(925,319)	643,854	94,737	234,514	539,883	7,007,687

Money Market Funds–0.88%
Liquid Assets Portfolio–Institutional Class	0.44%	936,349	18,931,921	(18,250,722)	—	—	596	1,617,548	1,617,548
Premier Portfolio–Institutional Class	0.44%	936,350	18,931,920	(18,250,723)	—	—	188	1,617,547	1,617,547
Total Money Market Funds		1,872,699	37,863,841	(36,501,445)	—	—	784	3,235,095	3,235,095
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $333,713,355)	99.96%	$351,506,917	$76,876,435	$(63,250,367)	$526,500 (c)	$8,436,983 (d)	$10,492,171		$367,485,856
OTHER ASSETS LESS LIABILITIES	0.04%								136,707
NET ASSETS	100.00%								$367,622,563
Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Class R6 shares of the mutual funds listed and the Fund shares of the exchange-traded funds.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)	Includes $434,928 of return of capital received from Emerging Markets Local Currency Debt Fund.
(d)	Includes $1,151,828, $209,073, $625,910, $1,029,216, $280,387, $650,480, $852,331, $756,113, $196,672 and $423,674 of capital gains distributions from Invesco Balanced-Risk Allocation Fund, Invesco Global Markets Strategy Fund, Invesco American Franchise Fund, Invesco Charter Fund, Invesco Diversified Dividend Fund, Invesco Endeavor Fund, Invesco Growth and Income Fund, Invesco Small Cap Equity Fund, Invesco Developing Markets Fund and Invesco International Growth Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Allocation Funds

Schedule of Investments—(continued)

December 31, 2014

Invesco Growth Allocation Fund

Schedule of Investments in Affiliated Issuers–100.08%(a)

	% of Net Assets 12/31/14	Value 12/31/13	Purchases at Cost	Proceeds from Sales		Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/14	Value 12/31/14
Asset Allocation Funds–19.45%
Invesco Balanced-Risk Allocation Fund	8.09%	$122,907,101	$10,087,037	$(37,201,135)		$(679,680)	$4,632,985		$2,229,057	8,137,170	$94,798,026
Invesco Balanced-Risk Commodity Strategy Fund(b)	5.84%	69,147,572	14,491,762	(3,228,231)		(11,772,076)	(280,743)		—	9,138,808	68,358,284
Invesco Global Markets Strategy Fund	5.52%	61,897,648	7,811,098	(5,990,699)		1,173,380	876,279		1,125,031	6,336,020	64,627,406
Total Asset Allocation Funds		253,952,321	32,389,897	(46,420,065)		(11,278,376)	5,228,521		3,354,088	23,611,998	227,783,716

Domestic Equity Funds–43.32%
Invesco American Franchise Fund(b)	4.40%	53,248,758	7,270,138	(8,908,058)		(2,370,877)	6,813,114		—	3,060,919	51,576,489
Invesco Charter Fund	6.65%	78,330,003	9,012,457	(7,599,202)		(2,909,458)	8,414,164		725,185	3,579,117	77,881,594
Invesco Comstock Fund	4.52%	52,857,500	2,529,325	(6,266,054)		2,314,238	1,530,037		1,088,087	2,077,060	52,965,046
Invesco Diversified Dividend Fund	8.84%	102,679,545	5,796,446	(12,997,555)		6,289,048	3,860,157		1,984,967	5,662,190	103,618,075
Invesco Endeavor Fund(b)	4.69%	55,042,592	7,450,699	(7,337,810)		(1,198,942)	5,632,178		—	2,556,920	54,897,070
Invesco Growth and Income Fund	5.97%	69,520,255	9,727,325	(8,792,564)		(1,941,525)	7,469,671		1,619,083	2,629,394	69,889,285
Invesco Small Cap Equity Fund(b)	4.02%	46,736,199	10,499,606	(6,107,023)		(4,661,401)	6,093,758		—	2,895,058	47,131,546
PowerShares Fundamental Pure Large Growth Portfolio–ETF	4.23%	49,242,632	—	(6,426,810)		5,535,334	1,232,784		791,410	1,519,600	49,583,940
Total Domestic Equity Funds		507,657,484	52,285,996	(64,435,076)		1,056,417	41,045,863		6,208,732	23,980,258	507,543,045

Fixed-Income Funds–9.21%
Invesco Core Plus Bond Fund	3.06%	—	38,114,519	(2,737,197)		430,417	9,292		1,259,828	3,301,109	35,817,031
Invesco Premium Income Fund	—	80,600,826	751,851	(65,969,878	)(e)	1,388,511	700,254		751,851	—	—
PowerShares 1-30 Laddered Treasury Portfolio–ETF	6.15%	—	72,503,854	(6,788,734)		6,128,883	231,045		1,452,907	2,189,400	72,075,048
Total Fixed-Income Funds		80,600,826	111,370,224	(75,495,809)		7,947,811	940,591		3,464,586	5,490,509	107,892,079

Foreign Equity Funds–23.51%
Invesco Developing Markets Fund	6.79%	81,563,605	11,934,307	(9,593,465)		(4,824,773)	1,896,830		1,237,735	2,618,933	79,563,179
Invesco International Growth Fund	8.09%	97,069,864	7,672,991	(5,920,236)		(6,240,497)	5,192,962		1,583,628	2,898,659	94,728,184
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio–ETF	8.63%	104,881,641	14,431,772	(7,110,366)		(11,874,572)	763,875		3,809,480	2,559,300	101,092,350
Total Foreign Equity Funds		283,515,110	34,039,070	(22,624,067)		(22,939,842)	7,853,667		6,630,843	8,076,892	275,383,713

Real Estate Funds–4.31%
Invesco Global Real Estate Fund	4.31%	49,437,649	3,397,653	(7,783,360)		5,599,533	(156,155)		1,711,237	3,890,240	50,495,320

Money Market Funds–0.28%
Liquid Assets Portfolio-Institutional Class	0.14%	1,794,162	84,441,274	(84,583,900)		—	—		1,294	1,651,536	1,651,536
Premier Portfolio-Institutional Class	0.14%	1,794,162	84,441,274	(84,583,900)		—	—		419	1,651,536	1,651,536
Total Money Market Funds		3,588,324	168,882,548	(169,167,800)		—	—		1,713	3,303,072	3,303,072
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $990,724,275)	100.08%	$1,178,751,714	$402,365,388	$(385,926,177)		$(19,614,457)	$54,912,487	(c)(d)	$21,371,199		$1,172,400,945
OTHER ASSETS LESS LIABILITIES	(0.08)%										(901,376)
NET ASSETS	100.00%										$1,171,499,569

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Class R6 shares of the mutual funds listed and Fund shares of the exchange-traded funds.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)	Includes $17,471,564 from sales proceeds paid in kind from Invesco Premium Income Fund.
(d)	Includes $4,948,282, $1,140,300, $4,476,586, $7,366,370, $2,009,566, $4,691,647, $6,093,877, $5,429,593, $1,413,325 and $3,046,900 of capital gains distributions from Invesco Balanced-Risk Allocation Fund, Invesco Global Markets Strategy Fund, Invesco American Franchise Fund, Invesco Charter Fund, Invesco Diversified Dividend Fund, Invesco Endeavor Fund, Invesco Growth and Income Fund, Invesco Small Cap Equity Fund, Invesco Developing Markets Fund and Invesco International Growth Fund, respectively.
(e)	Reflects sales proceeds for securities received as part of the transfer in kind from Invesco Premium Income Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Allocation Funds

Schedule of Investments—(continued)

December 31, 2014

Invesco Moderate Allocation Fund

Schedule of Investments in Affiliated Issuers–100.04%(a)

	% of Net Assets 12/31/14	Value 12/31/13	Purchases at Cost	Proceeds from Sales		Change in Unrealized Appreciation (Depreciation)		Realized Gain (Loss)		Dividend Income	Shares 12/31/14	Value 12/31/14
Asset Allocation Funds–16.20%
Invesco Balanced-Risk Allocation Fund	7.05%	$73,276,690	$10,988,363	$(18,286,067)		$(1,154,181)		$3,635,446		$1,529,899	5,584,895	$65,064,029
Invesco Balanced-Risk Commodity Strategy Fund(b)	4.85%	44,087,308	10,164,206	(1,622,617)		(7,695,113)		(172,881)		—	5,984,078	44,760,903
Invesco Global Markets Strategy Fund	4.30%	36,836,843	6,167,235	(3,891,179)		673,861		588,585		690,666	3,889,736	39,675,305
Total Asset Allocation Funds		154,200,841	27,319,804	(23,799,863)		(8,175,433)		4,051,150		2,220,565	15,458,709	149,500,237

Domestic Equity Funds–32.32%
Invesco American Franchise Fund(b)	3.27%	29,837,872	4,697,829	(4,386,443)		(1,548,204)		4,153,159		—	1,788,626	30,138,352
Invesco Charter Fund	4.98%	43,820,854	7,597,328	(4,381,958)		(1,978,646)		5,172,228		427,293	2,108,888	45,889,394
Invesco Comstock Fund	3.37%	29,542,302	2,949,361	(3,618,777)		1,502,590		743,371		635,456	1,220,347	31,118,847
Invesco Diversified Dividend Fund	6.61%	57,460,751	5,643,956	(6,830,400)		3,607,327		2,325,087		1,161,062	3,334,603	61,023,238
Invesco Endeavor Fund(b)	3.47%	30,724,316	5,704,706	(4,227,272)		(981,015)		3,568,357		—	1,492,781	32,050,014
Invesco Growth and Income Fund	4.46%	38,816,399	6,744,653	(4,003,615)		(1,088,958)		4,297,371		948,459	1,549,120	41,175,613
Invesco Small Cap Equity Fund(b)	3.01%	26,150,905	7,786,099	(3,894,555)		(2,971,491)		3,855,547		—	1,703,426	27,731,781
PowerShares Fundamental Pure Large Growth Portfolio—ETF	3.15%	27,627,324	1,347,561	(3,863,646)		3,156,738		772,367		462,088	890,000	29,040,344
Total Domestic Equity Funds		283,980,723	42,471,493	(35,206,666)		(301,659)		24,887,487		3,634,358	14,087,791	298,167,583

Fixed-Income Funds–30.30%
Invesco Core Plus Bond Fund	11.16%	81,434,082	28,154,551	(9,052,624)		2,765,856		(301,575)		4,307,772	9,493,114	103,000,290
Invesco Emerging Market Local Currency Debt Fund	2.88%	21,492,154	9,092,658	(1,189,813)		(1,763,088)		(105,341)		215,890	3,384,116	26,531,464
Invesco Floating Rate Fund	3.04%	27,321,949	4,075,381	(2,396,952)		(894,965)		(80,790)		1,300,930	3,630,133	28,024,623
Invesco High Yield Fund	4.02%	32,865,359	7,934,009	(2,052,959)		(1,660,432)		(23,595)		2,214,576	8,639,250	37,062,382
Invesco Premium Income Fund	—	52,955,705	1,664,081	(44,352,423	)(f)	1,030,912		358,869		499,664	—	—
PowerShares 1-30 Laddered Treasury Portfolio–ETF	9.20%	54,242,600	31,460,313	(9,623,448)		9,232,460		(381,617)		1,927,946	2,579,900	84,930,308
Total Fixed-Income Funds		270,311,849	82,380,993	(68,668,219)		8,710,743		(534,049)		10,466,778	27,726,513	279,549,067

Foreign Equity Funds–17.56%
Invesco Developing Markets Fund	5.08%	45,651,237	8,980,188	(5,230,815)		(2,782,739)		1,085,783		729,156	1,542,826	46,871,057
Invesco International Growth Fund	6.04%	54,211,746	6,477,899	(2,601,537)		(2,637,781)		2,058,109		931,444	1,704,906	55,716,338
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio–ETF	6.44%	58,620,804	10,691,639	(3,379,241)		(6,715,702)		230,000		2,222,683	1,505,000	59,447,500
Total Foreign Equity Funds		158,483,787	26,149,726	(11,211,593)		(12,136,222)		3,373,892		3,883,283	4,752,732	162,034,895

Real Estate Funds–3.22%
Invesco Global Real Estate Fund	3.22%	27,625,838	2,899,881	(3,919,300)		2,797,951		345,376		1,002,694	2,291,968	29,749,746

Money Market Funds–0.44%
Liquid Assets Portfolio-Institutional Class	0.22%	4,469,025	48,109,446	(50,554,476)		—		—		1,221	2,023,995	2,023,995
Premier Portfolio-Institutional Class	0.22%	4,469,025	48,109,446	(50,554,476)		—		—		399	2,023,995	2,023,995
Total Money Market Funds		8,938,050	96,218,892	(101,108,952)		—		—		1,620	4,047,990	4,047,990
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $806,082,144)	100.04%	$903,541,088	$277,440,789	$(243,914,593)		$(9,104,620	)(c)	$32,123,856	(d)(e)	$21,209,298		$923,049,518
OTHER ASSETS LESS LIABILITIES	(0.04)%											(390,376)
NET ASSETS	100.00%											$922,659,142

Investment Abbreviations:

ETF — Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Class R6 shares of the mutual funds listed and the Fund shares of the exchange-traded funds.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)	Includes $995,106 of return of capital received from Invesco Emerging Markets Local Currency Debt Fund.
(d)	Includes $11,657,144 of proceeds from sales of paid in kind from Invesco Premium Income Fund.
(e)	Includes $3,396,222, $700,040, $2,615,861, $4,340,412, $1,183,483, $2,739,078, $3,590,237, $3,194,724, $832,597 and $1,792,098 of capital gains distributions from Invesco Balanced-Risk Allocation Fund, Invesco Global Markets Strategy Fund, Invesco American Franchise Fund, Invesco Charter Fund, Invesco Diversified Dividend Fund, Invesco Endeavor Fund, Invesco Growth and Income Fund, Invesco Small Cap Equity Fund, Invesco Developing Markets Fund and Invesco International Growth Fund, respectively.
(f)	Reflects sales proceeds for securities received as part of the transfer in kind from Invesco Premium Income Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Allocation Funds

Statement of Assets and Liabilities

December 31, 2014

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Assets:
Investments in affiliated underlying funds, at value	$367,485,856	$1,172,400,945	$923,049,518
Receivable for:
Fund shares sold	865,563	1,099,668	1,260,203
Dividends from affiliated underlying funds	—	223	—
Investment for trustee deferred compensation and retirement plans	87,380	196,354	137,190
Other assets	17,513	22,475	22,396
Total assets	368,456,312	1,173,719,665	924,469,307

Liabilities:
Payable for:
Fund shares reacquired	470,036	1,025,308	1,046,315
Accrued fees to affiliates	236,265	889,674	551,368
Accrued trustees’ and officer’s fees and benefits	554	537	693
Accrued operating expenses	30,378	82,005	54,163
Trustee deferred compensation and retirement plans	96,516	222,572	157,626
Total liabilities	833,749	2,220,096	1,810,165
Net assets applicable to shares outstanding	$367,622,563	$1,171,499,569	$922,659,142

Net assets consist of:
Shares of beneficial interest	$344,439,627	$1,146,786,175	$839,880,238
Undistributed net investment income	2,135,440	435,341	3,446,089
Undistributed net realized gain (loss)	(12,725,005)	(157,398,617)	(37,634,559)
Net unrealized appreciation	33,772,501	181,676,670	116,967,374
	$367,622,563	$1,171,499,569	$922,659,142

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Allocation Funds

Statement of Assets and Liabilities—(continued)

December 31, 2014

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Net Assets:
Class A	$256,586,885	$850,812,311	$659,138,834
Class B	$17,242,607	$91,798,178	$48,796,196
Class C	$77,159,193	$168,736,835	$154,724,416
Class R	$10,210,654	$25,308,571	$21,117,149
Class S	$2,524,797	$28,379,998	$31,853,503
Class Y	$3,871,244	$6,090,170	$6,869,679
Class R5	$27,183	$373,506	$159,365

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	22,617,172	61,006,450	52,392,964
Class B	1,538,571	6,653,502	3,906,488
Class C	6,871,621	12,221,394	12,394,419
Class R	903,317	1,819,604	1,682,199
Class S	222,282	2,036,949	2,532,897
Class Y	341,641	437,563	545,308
Class R5	2,385	26,672	12,625
Class A:
Net asset value per share	$11.34	$13.95	$12.58
Maximum offering price per share (Net asset value of ÷ 94.50%)	$12.00	$14.76	$13.31
Class B:
Net asset value and offering price per share	$11.21	$13.80	$12.49
Class C:
Net asset value and offering price per share	$11.23	$13.81	$12.48
Class R:
Net asset value and offering price per share	$11.30	$13.91	$12.55
Class S:
Net asset value and offering price per share	$11.36	$13.93	$12.58
Class Y:
Net asset value and offering price per share	$11.33	$13.92	$12.60
Class R5:
Net asset value and offering price per share	$11.40	$14.00	$12.62
Cost of Investments in affiliated issuers	$333,713,355	$990,724,275	$806,082,144

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Allocation Funds

Statement of Operations

For the year ended December 31, 2014

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Investment income:
Dividends from affiliated underlying funds	$10,492,171	$21,371,199	$21,209,298
Other Income	5,772	53,127	35,643
Total investment income	10,497,943	21,424,326	21,244,941

Expenses:
Administrative services fees	113,139	303,038	242,856
Custodian fees	10,633	13,482	10,968
Distribution fees:
Class A	630,868	2,119,848	1,628,335
Class B	203,378	1,081,817	567,492
Class C	723,232	1,695,972	1,544,239
Class R	50,143	127,077	108,826
Class S	4,077	45,531	51,937
Transfer agent fees — A, B, C, R, S and Y	498,157	2,626,734	1,442,866
Transfer agent fees — R5	35	370	229
Trustees’ and officers’ fees and benefits	28,101	42,828	38,387
Other	257,761	447,862	304,088
Total expenses	2,519,524	8,504,559	5,940,223
Less: Expense offset arrangement(s)	(1,312)	(6,832)	(4,039)
Net expenses	2,518,212	8,497,727	5,936,184
Net investment income	7,979,731	12,926,599	15,308,757

Realized and unrealized gain (loss) from:
Net realized gain from:
Net realized gain on sales of affiliated underlying fund shares	2,261,299	14,296,041	7,739,104
Net realized gain from distributions of affiliated underlying fund shares	6,175,684	40,616,446	24,384,752
Foreign currencies	—	15,359	10,262
	8,436,983	54,927,846	32,134,118
Change in net unrealized appreciation (depreciation) of affiliated underlying fund shares	526,500	(19,614,457)	(9,104,620)
Net gain from affiliated underlying funds	8,963,483	35,313,389	23,029,498
Net increase in net assets resulting from operations	$16,943,214	$48,239,988	$38,338,255

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Allocation Funds

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	Invesco Conservative Allocation Fund		Invesco Growth Allocation Fund
	2014	2013	2014	2013
Operations:
Net investment income	$7,979,731	$6,414,447	$12,926,599	$8,611,708
Net realized gain	8,436,983	12,907,042	54,927,846	99,446,192
Change in net unrealized appreciation (depreciation)	526,500	(1,351,126)	(19,614,457)	36,680,637
Net increase in net assets resulting from operations	16,943,214	17,970,363	48,239,988	144,738,537

Distributions to shareholders from net investment income:
Class A	(6,465,578)	(4,647,640)	(14,857,772)	(12,446,938)
Class B	(337,494)	(365,417)	(922,817)	(1,084,205)
Class C	(1,329,564)	(1,051,977)	(1,655,374)	(1,445,703)
Class R	(231,484)	(169,016)	(377,240)	(326,733)
Class S	(68,915)	(56,186)	(527,256)	(511,533)
Class Y	(104,721)	(71,584)	(121,080)	(80,718)
Class R5	(941)	(965)	(8,311)	(6,661)
Total distributions from net investment income	(8,538,697)	(6,362,785)	(18,469,850)	(15,902,491)

Share transactions–net:
Class A	6,913,371	7,190,507	2,757,125	140,441,635
Class B	(6,307,687)	(9,035,955)	(33,873,938)	11,943,006
Class C	6,894,590	3,702,689	(1,377,221)	16,232,207
Class R	526,924	301,000	(697,324)	(413,281)
Class S	(412,981)	(101,678)	(4,413,534)	(3,918,014)
Class Y	37,378	659,463	1,402,067	1,573,327
Class R5	(20,268)	22,421	18,582	101,940
Net increase (decrease) in net assets resulting from share transactions	7,631,327	2,738,447	(36,184,243)	165,960,820
Net increase (decrease) in net assets	16,035,844	14,346,025	(6,414,105)	294,796,866

Net assets:
Beginning of year	351,586,719	337,240,694	1,177,913,674	883,116,808
End of year*	$367,622,563	$351,586,719	$1,171,499,569	$1,177,913,674
* Includes accumulated undistributed net investment income	$2,135,440	$1,840,217	$435,341	$1,639,432

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Allocation Funds

Statement of Changes in Net Assets—(continued)

For the years ended December 31, 2014 and 2013

	Invesco Moderate Allocation Fund
	2014	2013
Operations:
Net investment income	$15,308,757	$12,117,943
Net realized gain	32,134,118	41,423,656
Change in net unrealized appreciation (depreciation)	(9,104,620)	30,452,368
Net increase in net assets resulting from operations	38,338,255	83,993,967

Distributions to shareholders from net investment income:
Class A	(13,271,778)	(10,935,222)
Class B	(669,640)	(910,330)
Class C	(1,971,212)	(2,008,657)
Class R	(383,491)	(382,184)
Class S	(712,790)	(649,649)
Class Y	(149,884)	(86,806)
Class R5	(5,101)	(4,310)
Total distributions from net investment income	(17,163,896)	(14,977,158)

Share transactions–net:
Class A	16,563,581	42,631,811
Class B	(16,998,448)	(21,556,804)
Class C	3,733,323	13,443,792
Class R	(2,492,258)	726,111
Class S	(4,690,944)	(4,035,573)
Class Y	1,867,634	1,276,437
Class R5	(78,556)	(238,928)
Net increase (decrease) in net assets resulting from share transactions	(2,095,668)	32,246,846
Net increase in net assets	19,078,691	101,263,655

Net assets:
Beginning of year	903,580,451	802,316,796
End of year*	$922,659,142	$903,580,451
* Includes accumulated undistributed net investment income	$3,446,089	$2,492,777

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios (each constituting a “Fund”), each authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report, each a series portfolio of the Trust, are Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund and Invesco Moderate Allocation Fund (collectively, the “Funds”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The investment objectives of the Funds are: to provide total return consistent with a lower level of risk relative to the broad stock market for Invesco Conservative Allocation Fund, to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market for Invesco Growth Allocation Fund, and to provide total return consistent with a moderate level of risk relative to the broad stock market for Invesco Moderate Allocation Fund.

Each Fund is a “fund of funds,” in that it invests in other mutual funds advised by Invesco Advisers, Inc. (“Invesco”) and exchange traded funds advised by Invesco PowerShares Capital Management LLC (“PowerShares Capital”), an affiliate of Invesco (“underlying funds”). Invesco and PowerShares Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change each Fund’s asset class allocations, the underlying funds or target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publically available.

29                         Invesco Allocation Funds

Each Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class S, Class Y and Class R5. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class S, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Funds as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

30                         Invesco Allocation Funds

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Invesco Conservative Allocation Fund and Invesco Moderate Allocation Fund generally declare and pay dividends from net investment income, if any, quarterly. Invesco Growth Allocation Fund generally declares and pays dividends from net investment income, if any, annually. Distributions from net realized capital gains, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal tax purposes.
D.	Federal Income Taxes — The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Funds’ uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within Note 11.

Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Funds’ servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests and are shown in the Statement of Operations.

I.	Forward Foreign Currency Contracts — Each Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

Each Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or each Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). Each Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

31                         Invesco Allocation Funds

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities each Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco has contractually agreed, through June 30, 2015, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares for each Fund as shown in the following table:

	Class A	Class B	Class C	Class R	Class S	Class Y	Class R5
Invesco Conservative Allocation Fund	1.50%	2.25%	2.25%	1.75%	1.40%	1.25%	1.25%
Invesco Growth Allocation Fund	2.00%	2.75%	2.75%	2.25%	1.90%	1.75%	1.75%
Invesco Moderate Allocation Fund	1.50%	2.25%	2.25%	1.75%	1.40%	1.25%	1.25%

In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to each Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class S and Class R5 shares of each Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Class A, Class B, Class C, Class R and Class S shares (collectively, the “Plans”). Each Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares and 0.15% of the average daily net assets of Class S shares. Of the Plan payments, up to 0.25% of the average daily net assets of Class A, Class B, Class C and Class R shares and 0.15% of the average daily net assets of Class S shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of each Fund. For the year ended December 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2014, IDI advised the Funds that IDI retained the following in front-end sales commissions from the sale of Class A shares and received the following in CDCS imposed on redemptions by shareholders:

	Front End Sales Charges	Contingent Deferred Sales Charges
	Class A	Class A	Class B	Class C
Invesco Conservative Allocation Fund	$119,676	$2,098	$12,813	$4,364
Invesco Growth Allocation Fund	333,358	1,443	38,941	12,955
Invesco Moderate Allocation Fund	271,017	2,595	24,928	7,728

32                         Invesco Allocation Funds

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2014, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2014, the Funds received credits from this arrangement, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits
Invesco Conservative Allocation Fund	$1,312
Invesco Growth Allocation Fund	6,832
Invesco Moderate Allocation Fund	4,039

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Funds may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.

NOTE 6—Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in their account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
	Ordinary Income	Ordinary Income
Invesco Conservative Allocation Fund	$8,538,697	$6,362,785
Invesco Growth Allocation Fund	18,469,850	15,902,491
Invesco Moderate Allocation Fund	17,163,896	14,977,158

33                         Invesco Allocation Funds

Tax Components of Net Assets at Period-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation— Investments	Temporary Book/Tax Differences	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
Invesco Conservative Allocation Fund	$2,224,950	$26,057,400	$(89,510)	$(5,009,904)	$344,439,627	$367,622,563
Invesco Growth Allocation Fund	647,606	171,565,279	(212,265)	(147,287,226)	1,146,786,175	1,171,499,569
Invesco Moderate Allocation Fund	3,597,557	106,265,714	(151,468)	(26,932,899)	839,880,238	922,659,142

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds net unrealized appreciation differences are attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds capital loss carryforward utilized in the current period to offset net realized capital gain for federal income tax purposes as follows:

Capital Loss Carryforward Utilized
Invesco Conservative Allocation Fund	$7,702,970
Invesco Growth Allocation Fund	50,950,827
Invesco Moderate Allocation Fund	30,270,466

The Funds have a capital loss carryforward as of December 31, 2014 which expires as follows:

	Invesco Conservative Allocation Fund			Invesco Growth Allocation Fund			Invesco Moderate Allocation Fund
Expiration*	Short-Term	Long-Term	Total	Short-Term	Long-Term	Total	Short-Term	Long-Term	Total
December 31, 2016	$—	$—	$—	$5,862,080	$—	$5,862,080	$—	$—	$—
December 31, 2017	—	—	—	85,916,771	—	85,916,771	—	—	—
December 31, 2018	5,009,904	—	5,009,904	55,508,375	—	55,508,375	26,932,899	—	26,932,899

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

	For the year ended December 31, 2014*		At December 31, 2014
			Federal Tax Cost**	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
	Purchases	Sales
Invesco Conservative Allocation Fund	$39,012,594	$26,748,922	$341,428,456	$32,118,773	$(6,061,373)	$26,057,400
Invesco Growth Allocation Fund	233,482,840	216,758,377	1,000,835,666	192,025,762	(20,460,483)	171,565,279
Invesco Moderate Allocation Fund	181,221,897	142,805,641	816,783,804	123,831,199	(17,565,485)	106,265,714

*	Excludes U.S. Treasury obligations and money market funds, if any.
**	Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period end.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions from underlying funds, on December 31, 2014. These reclassifications had no effect on the net assets of each Fund.

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)
Invesco Conservative Allocation Fund	$854,189	$(854,189)
Invesco Growth Allocation Fund	4,339,160	(4,339,160)
Invesco Moderate Allocation Fund	2,808,451	(2,808,451)

34                         Invesco Allocation Funds

NOTE 10—Share Information

Invesco Conservative Allocation Fund

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	4,247,570	$48,371,575	4,933,509	$54,133,289
Class B	77,373	863,498	181,373	1,972,074
Class C	2,054,759	23,153,510	2,021,175	21,943,308
Class R	264,221	2,994,902	208,281	2,278,990
Class S	6,028	68,672	8,663	95,065
Class Y	184,377	2,093,033	117,607	1,295,784
Class R5	44	500	1,988	21,970

Issued as reinvestment of dividends:
Class A	534,235	6,041,984	394,515	4,344,506
Class B	27,708	309,261	31,600	343,804
Class C	112,474	1,256,736	90,588	987,555
Class R	20,513	231,062	15,404	169,016
Class S	6,083	68,915	5,088	56,080
Class Y	8,550	96,629	6,305	69,363
Class R5	21	236	42	464

Automatic conversion of Class B shares to Class A shares:
Class A	329,182	3,761,432	379,499	4,171,081
Class B	(333,497)	(3,761,432)	(383,861)	(4,171,081)

Reacquired:
Class A	(4,505,474)	(51,261,620)	(5,061,037)	(55,458,369)
Class B	(331,615)	(3,719,014)	(662,326)	(7,180,752)
Class C	(1,557,347)	(17,515,656)	(1,771,800)	(19,228,174)
Class R	(237,802)	(2,699,040)	(196,107)	(2,147,006)
Class S	(47,988)	(550,568)	(23,141)	(252,823)
Class Y	(190,229)	(2,152,284)	(64,926)	(705,684)
Class R5	(1,861)	(21,004)	(1)	(13)
Net increase in share activity	667,325	$7,631,327	232,438	$2,738,447

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 36% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

35                         Invesco Allocation Funds

NOTE 10—Share Information—(continued)

Invesco Growth Allocation Fund

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	7,201,794	$100,466,226	8,311,805	$107,222,702
Class B	139,988	1,921,768	168,104	2,139,658
Class C	2,085,610	28,673,601	2,177,475	27,735,707
Class R	372,294	5,185,411	351,227	4,516,168
Class S	109,486	1,530,827	174,357	2,229,275
Class Y	213,175	2,985,897	171,608	2,209,248
Class R5	6,200	86,669	13,530	176,789

Issued as reinvestment of dividends:
Class A	1,053,875	14,469,695	907,935	12,139,085
Class B	66,695	905,713	80,078	1,059,429
Class C	118,463	1,609,921	106,120	1,405,034
Class R	27,556	377,235	24,492	326,728
Class S	38,458	527,256	38,289	511,533
Class Y	7,472	102,365	5,402	72,116
Class R5	584	8,050	480	6,444

Issued in connection with acquisitions:(b)
Class A	—	—	9,817,179	126,474,135
Class B	—	—	3,022,206	38,428,396
Class C	—	—	1,262,772	16,047,786
Class Y	—	—	78,928	1,015,518

Automatic conversion of Class B shares to Class A shares:
Class A	1,445,766	20,316,785	1,145,770	14,808,803
Class B	(1,466,789)	(20,316,785)	(1,160,452)	(14,808,803)

Reacquired:
Class A	(9,475,239)	(132,495,581)	(9,316,203)	(120,203,090)
Class B	(1,189,352)	(16,384,634)	(1,164,915)	(14,875,674)
Class C	(2,296,253)	(31,660,743)	(2,271,534)	(28,956,320)
Class R	(451,317)	(6,259,970)	(408,157)	(5,256,177)
Class S	(462,393)	(6,471,617)	(518,320)	(6,658,822)
Class Y	(120,514)	(1,686,195)	(131,965)	(1,723,555)
Class R5	(5,468)	(76,137)	(6,164)	(81,293)
Net increase (decrease) in share activity	(2,579,909)	$(36,184,243)	12,880,047	$165,960,820

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on July 15, 2013, the Fund acquired all the net assets of Invesco Leaders Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on December 6, 2012 and by the shareholders of the Target Fund on July 2, 2013. The acquisition was accomplished by a tax-free exchange of 14,181,085 shares of the Fund for 16,087,422 shares outstanding of the Target Fund as of the close of business on July 12, 2013. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, July 12, 2013. The Target Fund’s net assets as of the close of business on July 12, 2013 of $181,965,835, including $50,107,876 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $935,420,237 and $1,117,386,072 immediately after the acquisition.
The pro forma results of operations for the year ended December 31, 2013 assuming the reorganization had been completed on January 1, 2013, the beginning of the annual reporting period are as follows:

Net investment income	$8,777,032
Net realized/unrealized gains	159,360,649
Change in net assets resulting from operations	$168,137,681

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since July 15, 2013.

36                         Invesco Allocation Funds

NOTE 10—Share Information—(continued)

Invesco Moderate Allocation Fund

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	7,840,472	$98,791,203	10,462,040	$124,386,470
Class B	176,770	2,206,122	258,581	3,065,014
Class C	2,790,751	34,758,578	3,484,238	41,284,887
Class R	428,292	5,369,677	503,011	5,948,675
Class S	107,153	1,350,025	135,561	1,606,065
Class Y	419,065	5,316,276	202,552	2,442,553
Class R5	14,674	189,351	6,499	77,233

Issued as reinvestment of dividends:
Class A	1,002,545	12,556,506	861,985	10,465,341
Class B	50,540	627,355	73,115	882,135
Class C	150,209	1,861,934	160,368	1,933,325
Class R	29,824	372,553	31,191	377,840
Class S	56,832	712,064	53,462	649,047
Class Y	9,036	113,568	4,515	54,907
Class R5	379	4,776	333	4,052

Automatic conversion of Class B shares to Class A shares:
Class A	855,100	10,793,157	1,209,247	14,363,716
Class B	(861,777)	(10,793,157)	(1,216,987)	(14,363,716)

Reacquired:
Class A	(8,382,865)	(105,577,285)	(8,957,005)	(106,583,716)
Class B	(723,949)	(9,038,768)	(943,395)	(11,140,237)
Class C	(2,626,947)	(32,887,189)	(2,518,091)	(29,774,420)
Class R	(658,693)	(8,234,488)	(468,819)	(5,600,404)
Class S	(532,330)	(6,753,033)	(527,533)	(6,290,685)
Class Y	(281,733)	(3,562,210)	(101,242)	(1,221,023)
Class R5	(21,188)	(272,683)	(27,147)	(320,213)
Net increase (decrease) in share activity	(157,840)	$(2,095,668)	2,686,479	$32,246,846

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

37                         Invesco Allocation Funds

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco Conservative Allocation Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/14	$11.08	$0.27	$0.28	$0.55	$(0.29)	$11.34	5.01%	$256,587	0.50	%(e)	0.50	%(e)	2.40	%(e)	7%
Year ended 12/31/13	10.70	0.23	0.37	0.60	(0.22)	11.08	5.58	243,852	0.50		0.50		2.06		20
Year ended 12/31/12	9.95	0.27	0.85	1.12	(0.37)	10.70	11.28	228,512	0.46		0.49		2.55		9
Year ended 12/31/11	9.94	0.33	0.04	0.37	(0.36)	9.95	3.77	201,299	0.39		0.53		3.26		27
Year ended 12/31/10	9.35	0.29	0.58	0.87	(0.28)	9.94	9.33	46,954	0.39		0.73		3.04		70
Class B
Year ended 12/31/14	10.94	0.19	0.28	0.47	(0.20)	11.21	4.34	17,243	1.25	(e)	1.25	(e)	1.65	(e)	7
Year ended 12/31/13	10.60	0.14	0.37	0.51	(0.17)	10.94	4.83	22,965	1.25		1.25		1.31		20
Year ended 12/31/12	9.87	0.19	0.83	1.02	(0.29)	10.60	10.33	31,090	1.21		1.24		1.80		9
Year ended 12/31/11	9.88	0.25	0.05	0.30	(0.31)	9.87	3.06	34,832	1.14		1.28		2.51		27
Year ended 12/31/10	9.30	0.22	0.56	0.78	(0.20)	9.88	8.45	9,032	1.14		1.48		2.29		70
Class C
Year ended 12/31/14	10.96	0.19	0.28	0.47	(0.20)	11.23	4.34	77,159	1.25	(e)	1.25	(e)	1.65	(e)	7
Year ended 12/31/13	10.63	0.14	0.36	0.50	(0.17)	10.96	4.73	68,657	1.25		1.25		1.31		20
Year ended 12/31/12	9.89	0.19	0.84	1.03	(0.29)	10.63	10.41	62,919	1.21		1.24		1.80		9
Year ended 12/31/11	9.90	0.25	0.05	0.30	(0.31)	9.89	3.05	56,322	1.14		1.28		2.51		27
Year ended 12/31/10	9.32	0.22	0.56	0.78	(0.20)	9.90	8.43	14,494	1.14		1.48		2.29		70
Class R
Year ended 12/31/14	11.04	0.24	0.28	0.52	(0.26)	11.30	4.75	10,211	0.75	(e)	0.75	(e)	2.15	(e)	7
Year ended 12/31/13	10.67	0.20	0.37	0.57	(0.20)	11.04	5.36	9,453	0.75		0.75		1.81		20
Year ended 12/31/12	9.93	0.24	0.84	1.08	(0.34)	10.67	10.92	8,845	0.71		0.74		2.30		9
Year ended 12/31/11	9.92	0.30	0.05	0.35	(0.34)	9.93	3.60	8,197	0.64		0.78		3.01		27
Year ended 12/31/10	9.34	0.27	0.56	0.83	(0.25)	9.92	8.96	3,241	0.64		0.98		2.79		70
Class S
Year ended 12/31/14	11.09	0.29	0.28	0.57	(0.30)	11.36	5.20	2,525	0.40	(e)	0.40	(e)	2.50	(e)	7
Year ended 12/31/13	10.70	0.24	0.37	0.61	(0.22)	11.09	5.73	2,863	0.40		0.40		2.16		20
Year ended 12/31/12	9.96	0.28	0.84	1.12	(0.38)	10.70	11.27	2,864	0.36		0.39		2.65		9
Year ended 12/31/11(f)	10.09	0.19	(0.17)	0.02	(0.15)	9.96	0.24	2,560	0.29	(g)	0.43	(g)	3.36	(g)	27
Class Y
Year ended 12/31/14	11.07	0.30	0.28	0.58	(0.32)	11.33	5.28	3,871	0.25	(e)	0.25	(e)	2.65	(e)	7
Year ended 12/31/13	10.67	0.25	0.38	0.63	(0.23)	11.07	5.91	3,751	0.25		0.25		2.31		20
Year ended 12/31/12	9.93	0.30	0.84	1.14	(0.40)	10.67	11.46	2,987	0.21		0.24		2.80		9
Year ended 12/31/11	9.92	0.35	0.04	0.39	(0.38)	9.93	3.94	1,173	0.14		0.28		3.51		27
Year ended 12/31/10	9.34	0.32	0.56	0.88	(0.30)	9.92	9.49	41	0.14		0.48		3.29		70
Class R5
Year ended 12/31/14	11.13	0.31	0.29	0.60	(0.33)	11.40	5.41	27	0.21	(e)	0.21	(e)	2.69	(e)	7
Year ended 12/31/13	10.73	0.26	0.37	0.63	(0.23)	11.13	5.92	47	0.20		0.20		2.36		20
Year ended 12/31/12	9.98	0.30	0.85	1.15	(0.40)	10.73	11.56	23	0.17		0.21		2.83		9
Year ended 12/31/11	9.96	0.35	0.05	0.40	(0.38)	9.98	4.03	77	0.14		0.21		3.51		27
Year ended 12/31/10	9.37	0.32	0.57	0.89	(0.30)	9.96	9.57	32	0.14		0.36		3.29		70

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.63%, 0.60%, 0.64%, 0.64% and 0.64% for the years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $226,619,088 and sold of $49,277,466 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Conservative Allocation Fund and Invesco Van Kampen Asset Allocation Conservative Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $252,347, $20,338, $72,323, $10,029, $2,718, $3,685 and $35 for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares, respectively.
(f)	Commencement date of June 3, 2011 for Class S shares.
(g)	Annualized.

38                         Invesco Allocation Funds

NOTE 11—Financial Highlights—(continued)

Invesco Growth Allocation Fund

	Net asset value, beginning of period	Net investment income (a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/14	$13.61	$0.18	$0.41	$0.59	$(0.25)	$13.95	4.35%	$850,812	0.54	%(e)	0.54	%(e)	1.27	%(e)	18%
Year ended 12/31/13	11.98	0.14	1.70	1.84	(0.21)	13.61	15.37	827,241	0.51		0.51		1.03		39
Year ended 12/31/12	10.73	0.18	1.39	1.57	(0.32)	11.98	14.68	597,879	0.46		0.55		1.55		10
Year ended 12/31/11	11.10	0.17	(0.29)	(0.12)	(0.25)	10.73	(1.13)	556,456	0.40		0.58		1.58		28
Year ended 12/31/10	10.02	0.17	1.12	1.29	(0.21)	11.10	12.91	285,192	0.46		0.61		1.69		73
Class B
Year ended 12/31/14	13.46	0.07	0.41	0.48	(0.14)	13.80	3.56	91,798	1.29	(e)	1.29	(e)	0.52	(e)	18
Year ended 12/31/13	11.87	0.04	1.67	1.71	(0.12)	13.46	14.41	122,521	1.26		1.26		0.28		39
Year ended 12/31/12	10.64	0.09	1.37	1.46	(0.23)	11.87	13.73	96,852	1.21		1.30		0.80		10
Year ended 12/31/11	10.93	0.09	(0.28)	(0.19)	(0.10)	10.64	(1.79)	110,133	1.15		1.33		0.83		28
Year ended 12/31/10	9.88	0.10	1.09	1.19	(0.14)	10.93	12.02	69,723	1.21		1.36		0.94		73
Class C
Year ended 12/31/14	13.47	0.07	0.41	0.48	(0.14)	13.81	3.56	168,737	1.29	(e)	1.29	(e)	0.52	(e)	18
Year ended 12/31/13	11.87	0.04	1.68	1.72	(0.12)	13.47	14.50	165,853	1.26		1.26		0.28		39
Year ended 12/31/12	10.64	0.09	1.37	1.46	(0.23)	11.87	13.73	131,069	1.21		1.30		0.80		10
Year ended 12/31/11	10.93	0.09	(0.28)	(0.19)	(0.10)	10.64	(1.79)	124,789	1.15		1.33		0.83		28
Year ended 12/31/10	9.88	0.10	1.09	1.19	(0.14)	10.93	12.02	74,096	1.21		1.36		0.94		73
Class R
Year ended 12/31/14	13.57	0.14	0.41	0.55	(0.21)	13.91	4.09	25,309	0.79	(e)	0.79	(e)	1.02	(e)	18
Year ended 12/31/13	11.95	0.10	1.70	1.80	(0.18)	13.57	15.08	25,394	0.76		0.76		0.78		39
Year ended 12/31/12	10.71	0.15	1.38	1.53	(0.29)	11.95	14.32	22,751	0.71		0.80		1.30		10
Year ended 12/31/11	11.05	0.15	(0.29)	(0.14)	(0.20)	10.71	(1.32)	21,917	0.65		0.83		1.33		28
Year ended 12/31/10	9.98	0.15	1.11	1.26	(0.19)	11.05	12.61	14,761	0.71		0.86		1.44		73
Class S
Year ended 12/31/14	13.60	0.19	0.40	0.59	(0.26)	13.93	4.38	28,380	0.44	(e)	0.44	(e)	1.37	(e)	18
Year ended 12/31/13	11.97	0.15	1.70	1.85	(0.22)	13.60	15.49	31,974	0.41		0.41		1.13		39
Year ended 12/31/12	10.73	0.19	1.38	1.57	(0.33)	11.97	14.70	31,803	0.36		0.45		1.65		10
Year ended 12/31/11	11.10	0.19	(0.29)	(0.10)	(0.27)	10.73	(0.96)	30,420	0.30		0.48		1.68		28
Year ended 12/31/10	10.02	0.18	1.12	1.30	(0.22)	11.10	13.02	32,295	0.36		0.51		1.79		73
Class Y
Year ended 12/31/14	13.58	0.21	0.41	0.62	(0.28)	13.92	4.63	6,090	0.29	(e)	0.29	(e)	1.52	(e)	18
Year ended 12/31/13	11.96	0.17	1.69	1.86	(0.24)	13.58	15.56	4,584	0.26		0.26		1.28		39
Year ended 12/31/12	10.72	0.21	1.38	1.59	(0.35)	11.96	14.88	2,553	0.21		0.30		1.80		10
Year ended 12/31/11	11.10	0.20	(0.28)	(0.08)	(0.30)	10.72	(0.79)	2,585	0.15		0.33		1.83		28
Year ended 12/31/10	10.02	0.20	1.12	1.32	(0.24)	11.10	13.17	1,278	0.21		0.36		1.94		73
Class R5
Year ended 12/31/14	13.66	0.23	0.41	0.64	(0.30)	14.00	4.71	374	0.17	(e)	0.17	(e)	1.64	(e)	18
Year ended 12/31/13	12.02	0.18	1.71	1.89	(0.25)	13.66	15.75	346	0.16		0.16		1.38		39
Year ended 12/31/12	10.78	0.23	1.38	1.61	(0.37)	12.02	14.95	211	0.15		0.16		1.86		10
Year ended 12/31/11	11.17	0.21	(0.29)	(0.08)	(0.31)	10.78	(0.78)	43	0.13		0.13		1.85		28
Year ended 12/31/10	10.08	0.21	1.12	1.33	(0.24)	11.17	13.24	112	0.13		0.13		2.02		73

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.69%, 0.74%, 0.78%, 0.78% and 0.77% for the years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ending December 31, 2013, the portfolio turnover calculation excludes the value of securities purchased of $131,262,377 and sold of $75,210,289 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Leaders Fund into the Fund. For the year ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $430,512,343 and sold of $117,636,196 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Moderate Growth Fund and Invesco Van Kampen Asset Allocation Growth Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $847,939, $108,182, $169,597, $25,415, $30,354, $5,262 and $370 for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares, respectively.

39                         Invesco Allocation Funds

NOTE 11—Financial Highlights—(continued)

Invesco Moderate Allocation Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/14	$12.30	$0.23	$0.31	$0.54	$(0.26)	$12.58	4.39%	$659,139	0.47	%(e)	0.47	%(e)	1.83	%(e)	15%
Year ended 12/31/13	11.32	0.19	1.01	1.20	(0.22)	12.30	10.61	628,036	0.46		0.46		1.61		23
Year ended 12/31/12	10.39	0.24	1.13	1.37	(0.44)	11.32	13.18	537,812	0.43		0.48		2.10		11
Year ended 12/31/11	10.50	0.24	(0.11)	0.13	(0.24)	10.39	1.26	481,483	0.37		0.51		2.30		26
Year ended 12/31/10	9.63	0.29	0.86	1.15	(0.28)	10.50	12.03	334,067	0.37		0.52		2.87		69
Class B
Year ended 12/31/14	12.21	0.13	0.31	0.44	(0.16)	12.49	3.62	48,796	1.22	(e)	1.22	(e)	1.08	(e)	15
Year ended 12/31/13	11.28	0.10	1.00	1.10	(0.17)	12.21	9.78	64,268	1.21		1.21		0.86		23
Year ended 12/31/12	10.35	0.15	1.13	1.28	(0.35)	11.28	12.37	80,029	1.18		1.23		1.35		11
Year ended 12/31/11	10.46	0.16	(0.10)	0.06	(0.17)	10.35	0.52	93,053	1.12		1.26		1.55		26
Year ended 12/31/10	9.59	0.21	0.87	1.08	(0.21)	10.46	11.25	79,150	1.12		1.27		2.12		69
Class C
Year ended 12/31/14	12.20	0.13	0.31	0.44	(0.16)	12.48	3.62	154,724	1.22	(e)	1.22	(e)	1.08	(e)	15
Year ended 12/31/13	11.27	0.10	1.00	1.10	(0.17)	12.20	9.79	147,372	1.21		1.21		0.86		23
Year ended 12/31/12	10.34	0.15	1.13	1.28	(0.35)	11.27	12.38	123,505	1.18		1.23		1.35		11
Year ended 12/31/11	10.46	0.16	(0.11)	0.05	(0.17)	10.34	0.42	115,040	1.12		1.26		1.55		26
Year ended 12/31/10	9.59	0.21	0.87	1.08	(0.21)	10.46	11.26	104,060	1.12		1.27		2.12		69
Class R
Year ended 12/31/14	12.27	0.20	0.30	0.50	(0.22)	12.55	4.13	21,117	0.72	(e)	0.72	(e)	1.58	(e)	15
Year ended 12/31/13	11.31	0.16	1.00	1.16	(0.20)	12.27	10.30	23,099	0.71		0.71		1.36		23
Year ended 12/31/12	10.38	0.21	1.13	1.34	(0.41)	11.31	12.91	20,557	0.68		0.73		1.85		11
Year ended 12/31/11	10.49	0.22	(0.11)	0.11	(0.22)	10.38	1.01	17,906	0.62		0.76		2.05		26
Year ended 12/31/10	9.62	0.26	0.87	1.13	(0.26)	10.49	11.77	21,639	0.62		0.77		2.62		69
Class S
Year ended 12/31/14	12.29	0.24	0.32	0.56	(0.27)	12.58	4.58	31,854	0.37	(e)	0.37	(e)	1.93	(e)	15
Year ended 12/31/13	11.31	0.20	1.00	1.20	(0.22)	12.29	10.68	35,661	0.36		0.36		1.71		23
Year ended 12/31/12	10.38	0.25	1.13	1.38	(0.45)	11.31	13.31	36,651	0.33		0.38		2.20		11
Year ended 12/31/11	10.49	0.25	(0.11)	0.14	(0.25)	10.38	1.35	35,229	0.27		0.41		2.40		26
Year ended 12/31/10	9.62	0.30	0.86	1.16	(0.29)	10.49	12.15	34,746	0.27		0.42		2.97		69
Class Y
Year ended 12/31/14	12.31	0.26	0.32	0.58	(0.29)	12.60	4.74	6,870	0.22	(e)	0.22	(e)	2.08	(e)	15
Year ended 12/31/13	11.32	0.22	1.00	1.22	(0.23)	12.31	10.84	4,912	0.21		0.21		1.86		23
Year ended 12/31/12	10.39	0.27	1.13	1.40	(0.47)	11.32	13.46	3,319	0.18		0.23		2.35		11
Year ended 12/31/11	10.50	0.27	(0.11)	0.16	(0.27)	10.39	1.49	1,851	0.12		0.26		2.55		26
Year ended 12/31/10	9.62	0.31	0.88	1.19	(0.31)	10.50	12.42	1,085	0.12		0.27		3.12		69
Class R5
Year ended 12/31/14	12.34	0.27	0.31	0.58	(0.30)	12.62	4.71	159	0.16	(e)	0.16	(e)	2.14	(e)	15
Year ended 12/31/13	11.35	0.23	1.00	1.23	(0.24)	12.34	10.84	232	0.17		0.17		1.90		23
Year ended 12/31/12	10.42	0.27	1.13	1.40	(0.47)	11.35	13.49	444	0.13		0.13		2.40		11
Year ended 12/31/11	10.53	0.27	(0.11)	0.16	(0.27)	10.42	1.50	1,110	0.10		0.10		2.57		26
Year ended 12/31/10	9.66	0.32	0.86	1.18	(0.31)	10.53	12.28	1,061	0.11		0.11		3.13		69

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.67%, 0.69%, 0.72%, 0.72% and 0.71% for the years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $218,592,415 and sold of $61,446,608 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Asset Allocation Moderate Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $651,334, $56,749, $154,424, $21,765, $34,624, $6,320 and $245 for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares, respectively.

40                         Invesco Allocation Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund and Invesco Moderate Allocation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund and Invesco Moderate Allocation Fund (three of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Funds”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 23, 2015

41                         Invesco Allocation Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014, through December 31, 2014.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Conservative Allocation Fund

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$992.80	$2.56	$1,022.63	$2.60	0.51%
B	1,000.00	989.60	6.32	1,018.85	6.41	1.26
C	1,000.00	989.60	6.32	1,018.85	6.41	1.26
R	1,000.00	992.30	3.82	1,021.37	3.87	0.76
S	1,000.00	994.20	2.06	1,023.14	2.09	0.41
Y	1,000.00	994.90	1.31	1,023.89	1.33	0.26
R5	1,000.00	995.30	0.70	1,024.50	0.71	0.14

42                         Invesco Allocation Funds

Invesco Growth Allocation Fund

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$982.80	$2.65	$1,022.53	$2.70	0.53%
B	1,000.00	978.90	6.38	1,018.75	6.51	1.28
C	1,000.00	978.90	6.38	1,018.75	6.51	1.28
R	1,000.00	981.50	3.90	1,021.27	3.97	0.78
S	1,000.00	983.10	2.15	1,023.04	2.19	0.43
Y	1,000.00	983.90	1.40	1,023.79	1.43	0.28
R5	1,000.00	984.50	0.85	1,024.35	0.87	0.17

Invesco Moderate Allocation Fund

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$985.50	$2.30	$1,022.89	$2.35	0.46%
B	1,000.00	981.50	6.04	1,019.11	6.16	1.21
C	1,000.00	981.50	6.04	1,019.11	6.16	1.21
R	1,000.00	983.40	3.55	1,021.63	3.62	0.71
S	1,000.00	986.00	1.80	1,023.39	1.84	0.36
Y	1,000.00	986.80	1.05	1,024.15	1.07	0.21
R5	1,000.00	986.40	0.75	1,024.45	0.77	0.15

[1]	The actual ending account value is based on the actual total return of the Funds for the period July 1, 2014, through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

43                         Invesco Allocation Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*
Invesco Conservative Allocation Fund	21.72%	9.61%	9.16%
Invesco Growth Allocation Fund	79.65%	38.35%	4.41%
Invesco Moderate Allocation Fund	44.37%	18.83%	6.37%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

44                         Invesco Allocation Funds

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Allocation Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Allocation Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Allocation Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Allocation Funds

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 AAS-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders | December 31, 2014

Invesco Convertible Securities Fund

Nasdaq:
A: CNSAX ▪ B: CNSBX ▪ C: CNSCX ▪ Y: CNSDX ▪ R5: CNSIX ▪ R6: CNSFX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
14 Financial Statements
16 Notes to Financial Statements
22 Financial Highlights
23 Auditor's Report
24 Fund Expenses
25 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period, the US economy showed unmistakable signs of improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second and third quarters as employment data improved markedly. Given continuing positive economic trends, the US Federal Reserve (the Fed) ended its extraordinary asset purchase program in October – but it pledged in December to be “patient” before raising interest rates. Overseas, the story was much different. Concerns about economic stagnation and the potential for deflation depressed European markets, while the Chinese economy was hurt by a slowdown in manufacturing.

Political change in Washington, DC; changes to monetary policy by the Fed and other central banks; the future direction of oil prices; and unexpected geopolitical events are likely to affect markets in the US and overseas in 2015. This may make some investors hesitant to begin to save for their long-term financial goals. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2	Invesco Convertible Securities Fund

Bruce Crockett	Dear Fellow Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	■	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Convertible Securities Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco Convertible Securities Fund, at net asset value (NAV), delivered positive returns but lagged its broad market/style- specific index, the Bank of America Merrill Lynch All U.S. Convertibles Index. Though the health care sector was the top contributor to the Fund’s absolute returns, the sector detracted from results relative to the broad market/style-specific index, given the Fund’s relative underweighting in a few of the outperforming issues. Despite a positive absolute return, security selection in the information technology (IT) sector also detracted from relative performance. The energy sector detracted from both absolute and relative results during the reporting period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.95%
Class B Shares	3.20
Class C Shares	3.30
Class Y Shares	4.24
Class R5 Shares	4.28
Class R6 Shares	4.35
Bank of America Merrill Lynch All U.S. Convertibles Index▼
(Broad Market/Style-Specific Index)	9.44
Lipper Convertible Securities Funds Index■ (Peer Group Index)	6.14
Source(s): ▼FactSet Research Systems Inc.; ■ Lipper Inc.

Market conditions and your Fund

Slow and steady improvement in the US economy and historically low interest rates led the US equity market higher during the year ended December 31, 2014. As the US economy continued along a slow growth path, the US Federal Reserve reduced its asset purchase program throughout 2014, finally ending all purchases in October. In the early months of 2014, the stock market was often volatile; pulling back as investors began to worry that stocks may have risen too far, too fast during 2013. Also, unusually cold winter weather impacted consumers, but only briefly. Corporate earnings bounced back relatively quickly and remained generally strong through the rest of the year. Stocks rallied through the summer despite political upheaval in Ukraine and signs of an economic slowdown in China.

As investors digested evidence that US economic growth appeared to be on a stronger footing than the rest of the world, in September the price of oil began a sharp decline, as did US equities. Despite the unknown economic impact of significantly lower oil prices for an extended period, US equity markets stabilized and recovered, ending the year in positive territory, with the S&P 500 returning 13.69%. The S&P 500 Index is considered representative of the performance of the US stock market.

  Similar to equities, the convertibles market produced positive returns for the year ended December 31, 2014. The convertible securities market benefited from the strength of underlying equities – primarily large-cap stocks. The Bank of America Merrill Lynch All U.S. Convertibles Index produced a return of 9.44% for the year.

  During 2014, the Fund benefited from its investments in the health care and IT sectors. Within health care, Illumina, Gilead Sciences and InterMune were top contributors. We sold our position in InterMune before the year end.

  Micron Technology was a key contributor in the IT sector. However, due to our tendency to limit the Fund’s concentration and individual position sizes, we held relative underweights in several top-performing issues in these sectors, including Gilead and Micron Technology. This hurt Fund performance relative to the broad market/style-specific benchmark.

  A key detractor from the Fund’s absolute and relative return was GT Advanced Technologies. The company’s convertible bond declined along with the underlying stock following an unexpected bankruptcy filing in October. The company had been under pressure since Apple (not a Fund holding) announced it would not be using the company’s sapphire glass in the new iPhone 6. We sold our position with GT Advanced Technologies before the year end.

  Given the sharp decline in oil prices, the energy sector also detracted from results on both a relative and absolute basis. The sector included some of the Fund’s largest detractors for the reporting period, such as Energy XXI, which we sold during the reporting period, and McDermott International and Alpha Natural Resources.

Portfolio Composition
By sector

Information Technology	28.2%
Health Care	18.7
Financials	15.5
Consumer Discretionary	10.9
Industrials	7.6
Utilities	5.2
Energy	4.2
Materials	4.0
Consumer Staples	2.0
Telecommunication Services	0.1
Money Market Funds Plus Other Assets Less Liabilities	3.6

Top 10 Debt Issuers*

1. Gilead Sciences, Inc.	1.8%
2. Micron Technology, Inc.	1.7
3. Palo Alto Networks, Inc.	1.6
4. Liberty Interactive LLC	1.5
5. BioMarin Pharmaceutical Inc.	1.4
6. salesforce.com, inc.	1.4
7. Illumina Inc.	1.4
8. Intel Corp.	1.4
9. Jarden Corp.	1.3
10. Omnicare, Inc.	1.3

Total Net Assets	$2.3 billion

Total Number of Holdings*	152

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4	Invesco Convertible Securities Fund

As always, we continue to focus on companies with healthy balance sheets and reasonable valuations that may benefit from the current economic environment.

Moreover, we strive to avoid issue-specific underperformers, which we believe is the key to delivering strong results. We believe this will prove to be extremely important given the uncertainty that remains in the market.

Thank you for investing in Invesco Convertible Securities Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ellen Gold
Portfolio Manager, is lead manager of Invesco Convertible Securities Fund. She joined Invesco in
2010. Ms. Gold earned a BBA from George Washington University and an MBA from New York University.
Ramez Nashed
Portfolio Manager, is manager of Invesco Convertible Securities Fund. He joined Invesco in 2010. Mr.
Nashed earned a BA in finance from New Jersey City University and an MBA from Seton Hall University.

5	Invesco Convertible Securities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

■	The Bank of America Merrill Lynch All U.S. Convertibles Index tracks the performance of US-dollar-denominated convertible securities that are not currently in bankruptcy and have total market values of more than $50 million at issuance.
■	The Lipper Convertible Securities Funds Index represents the average performance of the 10 largest convertible securities mutual funds, as classified by Lipper.
■	The S&P 500 Index is an unmanaged index considered representative of the US stock market.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6	Invesco Convertible Securities Fund

Average Annual Total Returns
As of 12/31/14, including maximum applicable sales charges

Class A Shares

Inception (7/28/97)	6.64%

10 Years	6.52

5 Years	8.84

1 Year	-1.78

Class B Shares

Inception (10/31/85)	7.88%

10 Years	6.47

5 Years	8.97

1 Year	-1.74

Class C Shares

Inception (7/28/97)	6.20%

10 Years	6.36

5 Years	9.32

1 Year	2.31

Class Y Shares

Inception (7/28/97)	7.24%

10 Years	7.39

5 Years	10.35

1 Year	4.24

Class R5 Shares

10 Years	7.25%

5 Years	10.35

1 Year	4.28

Class R6 Shares

10 Years	7.21%

5 Years	10.26

1 Year	4.35

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley Convertible Securities Trust, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Convertible Securities Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Convertible Securities Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 0.89%, 1.65%, 1.65%, 0.65%, 0.58% and 0.56%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 0.90%, 1.66%, 1.66%, 0.66%, 0.59% and 0.57%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2015. See current prospectus for more information.

7	Invesco Convertible Securities Fund

Invesco Convertible Securities Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

continued on page 6
8	Invesco Convertible Securities Fund

Schedule of Investments(a)

December 31, 2014

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–83.81%
Aerospace & Defense–0.85%
United Technologies Corp., Jr. Unsec. Sub. Conv. Investment Units, 7.50%, 08/01/15	$15,835,000	$19,423,211

Air Freight & Logistics–1.04%
UTi Worldwide Inc., Sr. Unsec. Conv. Notes, 4.50%, 03/01/19(b)	21,465,000	23,812,734

Airport Services–0.55%
Macquarie Infrastructure Co. LLC, Sr. Unsec. Conv. Notes, 2.88%, 07/15/19	11,055,000	12,616,519

Apparel, Accessories & Luxury Goods–0.70%
Iconix Brand Group Inc., Sr. Unsec. Sub. Conv. Bonds, 1.50%, 03/15/18	3,530,000	4,185,256
Sr. Unsec. Sub. Conv. Notes, 2.50%, 06/01/16	10,000,000	11,806,250
		15,991,506

Application Software–4.22%
Citrix Systems Inc., Sr. Unsec. Conv. Notes, 0.50%, 04/15/19(b)	19,865,000	20,945,159
Mentor Graphics Corp., Unsec. Sub. Conv. Bonds, 4.00%, 04/01/18(c)	4,950,000	5,952,375
Nuance Communications Inc., Sr. Unsec. Conv. Notes, 2.75%, 11/01/17(c)	10,150,000	10,169,031
salesforce.com, inc., Sr. Unsec. Conv. Notes, 0.25%, 04/01/18	28,330,000	32,349,319
Synchronoss Technologies, Inc., Sr. Unsec. Conv. Notes, 0.75%, 08/15/19	9,140,000	9,671,263
Workday Inc., Sr. Unsec. Conv. Bonds, 0.75%, 07/15/18	14,500,000	17,264,062
		96,351,209

Automobile Manufacturers–0.97%
Tesla Motors, Inc., Sr. Unsec. Conv. Notes, 0.25%, 03/01/19	20,129,000	18,707,389
1.25%, 03/01/21	3,760,000	3,409,850
		22,117,239

Biotechnology–5.01%
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 0.75%, 10/15/18	12,517,000	14,777,883
1.50%, 10/15/20	14,497,000	17,840,371
Cepheid Inc., Sr. Unsec. Conv. Notes, 1.25%, 02/01/21(b)	18,000,000	19,856,250
Emergent Biosolutions Inc., Sr. Unsec. Conv. Notes, 2.88%, 01/15/21(b)	3,587,000	4,042,101

	Principal Amount	Value
Biotechnology–(continued)
Gilead Sciences, Inc., Series D, Sr. Unsec. Conv. Notes, 1.63%, 05/01/16	$9,882,000	$40,917,706
Incyte Corp. Ltd., Sr. Unsec. Conv. Bonds, 0.38%, 11/15/18	1,775,000	2,660,281
1.25%, 11/15/20	1,775,000	2,743,484
Medivation Inc., Sr. Unsec. Conv. Notes, 2.63%, 04/01/17	6,000,000	11,666,250
		114,504,326

Broadcasting–0.95%
Liberty Media Corp., Sr. Unsec. Conv. Bonds, 1.38%, 10/15/23	21,825,000	21,634,031

Casinos & Gaming–0.72%
MGM Resorts International, Sr. Unsec. Gtd. Conv. Notes, 4.25%, 04/15/15	13,845,000	16,371,713

Catalog Retail–1.48%
Liberty Interactive LLC, Sr. Unsec. Conv. Global Bonds, 0.75%, 03/30/23(c)	13,800,000	19,682,250
Sr. Unsec. Conv. Notes, 1.00%, 10/05/16(b)(c)	12,835,000	14,198,719
		33,880,969

Coal & Consumable Fuels–0.31%
Alpha Natural Resources Inc., Sr. Unsec. Gtd. Conv. Notes, 3.75%, 12/15/17	14,250,000	7,187,344

Communications Equipment–2.64%
Finisar Corp., Sr. Unsec. Conv. Bonds, 0.50%, 12/15/18(c)	6,300,000	5,985,000
JDS Uniphase Corp., Sr. Unsec. Conv. Bonds, 0.63%, 08/15/18(c)	15,730,000	16,693,462
Palo Alto Networks, Inc., Sr. Unsec. Conv. Notes, 0.00%, 07/01/19(b)(d)	29,695,000	37,656,972
		60,335,434

Construction Machinery & Heavy Trucks–2.39%
Greenbrier Cos., Inc. (The), Sr. Unsec. Conv. Notes, 3.50%, 04/01/18	7,884,000	11,894,985
Meritor Inc., Sr. Unsec. Gtd. Conv. Bonds, 7.88%, 12/01/20(c)	9,414,000	15,550,751
Navistar International Corp., Sr. Unsec. Sub. Conv. Bonds, 4.50%, 10/15/18	11,880,000	11,449,350
Sr. Unsec. Sub. Conv. Notes, 4.75%, 04/15/19(b)	16,236,000	15,606,855
		54,501,941

Consumer Finance–0.89%
PRA Group, Inc., Sr. Unsec. Conv. Bonds, 3.00%, 08/01/20	18,060,000	20,328,788

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Convertible Securities Fund

	Principal Amount	Value
Data Processing & Outsourced Services–1.33%
Cardtronics, Inc., Sr. Unsec. Conv. Bonds, 1.00%, 12/01/20	$18,897,000	$18,790,704
Euronet Worldwide, Inc., Sr. Unsec. Conv. Notes, 1.50%, 10/01/20(b)(c)	11,400,000	11,635,125
		30,425,829

Diversified Metals & Mining–1.06%
RTI International Metals Inc., Sr. Unsec. Gtd. Conv. Notes, 1.63%, 10/15/19	24,745,000	24,172,772

Diversified REIT’s–0.63%
Spirit Realty Capital Inc., Sr. Unsec. Conv. Notes, 3.75%, 05/15/21	14,800,000	14,448,574

Electric Utilities–2.29%
Exelon Corp., Jr. Unsec. Sub. Conv. Investment Units, 6.50%, 06/01/17	24,130,050	25,336,552
NextEra Energy, Inc., Conv. Investment Units, 5.80%, 09/01/16	23,450,000	27,056,610
		52,393,162

Electronic Components–0.28%
InvenSense, Inc., Sr. Unsec. Conv. Bonds, 1.75%, 11/01/18	6,295,000	6,283,197

Gold–0.36%
Royal Gold Inc., Sr. Unsec. Conv. Notes, 2.88%, 06/15/19	7,926,000	8,228,179

Health Care Equipment–3.84%
HeartWare International Inc., Sr. Unsec. Conv. Notes, 3.50%, 12/15/17	7,804,000	8,374,667
Hologic Inc., Series 2010, Sr. Unsec. Conv. Notes, 2.00%, 12/15/16(c)(e)	8,000,000	9,995,000
Series 2012, Sr. Unsec. Conv. Notes, 2.00%, 03/01/18(c)(e)	4,400,000	4,911,500
Insulet Corp., Sr. Unsec. Conv. Notes, 2.00%, 06/15/19	9,133,000	10,765,524
Integra Lifesciences Holdings Corp., Sr. Unsec. Conv. Notes, 1.63%, 12/15/16	4,400,000	4,699,750
NuVasive Inc., Sr. Unsec. Conv. Notes, 2.75%, 07/01/17	15,000,000	19,143,750
Teleflex Inc., Sr. Unsec. Sub. Conv. Notes, 3.88%, 08/01/17	8,200,000	15,426,250
Wright Medical Group, Inc., Sr. Unsec. Conv. Notes, 2.00%, 08/15/17	11,920,000	14,445,550
		87,761,991

Health Care Facilities–1.93%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/18	17,750,000	24,239,844
HealthSouth Corp., Sr. Unsec. Sub. Conv. Notes, 2.00%, 12/01/20(c)	17,868,000	19,956,322
		44,196,166

	Principal Amount	Value
Health Care REIT’s–0.50%
Health Care REIT, Inc., Sr. Unsec. Conv. Notes, 3.00%, 12/01/19(c)	$7,635,000	$11,466,816

Health Care Services–1.28%
Omnicare, Inc., Sr. Unsec. Gtd. Sub. Conv. Notes, 3.50%, 02/15/44	24,286,000	29,143,200

Health Care Supplies–0.49%
Spectranetics Corp. (The), Sr. Unsec. Conv. Notes, 2.63%, 06/05/21(c)	8,773,000	11,284,271

Health Care Technology–0.88%
Allscripts Healthcare Solutions, Inc., Sr. Unsec. Conv. Bonds, 1.25%, 07/01/20	15,580,000	15,404,725
Medidata Solutions, Inc., Sr. Unsec. Conv. Notes, 1.00%, 08/01/18	4,337,000	4,776,121
		20,180,846

Home Entertainment Software–1.23%
Electronic Arts Inc., Sr. Unsec. Conv. Notes, 0.75%, 07/15/16	8,675,000	13,110,094
Take-Two Interactive Software, Inc., Sr. Unsec. Conv. Notes, 1.00%, 07/01/18	10,700,000	14,986,687
		28,096,781

Homebuilding–0.98%
KB Home, Sr. Unsec. Gtd. Conv. Notes, 1.38%, 02/01/19	11,182,000	11,140,068
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Conv. Notes, 0.50%, 12/15/17(c)	10,862,000	11,133,550
		22,273,618

Homefurnishing Retail–0.58%
Restoration Hardware Holdings Inc., Sr. Unsec. Conv. Notes, 0.00%, 06/15/19(b)(d)	12,755,000	13,241,284

Housewares & Specialties–1.32%
Jarden Corp., Sr. Unsec. Gtd. Sub. Conv. Bonds, 1.88%, 09/15/18	16,300,000	25,641,938
Sr. Unsec. Gtd. Sub. Conv. Notes, 1.13%, 03/15/24(b)(c)	4,000,000	4,502,500
		30,144,438

Industrial Machinery–1.01%
Stanley Black & Decker, Inc., Conv. Investment Units, 6.25%, 11/17/16	19,623,300	23,104,473

Internet Retail–0.85%
Priceline Group Inc. (The), Sr. Unsec. Conv. Bonds, 0.35%, 06/15/20	17,300,000	19,376,000

Internet Software & Services–5.67%
Akamai Technologies, Inc., Sr. Unsec. Conv. Notes, 0.00%, 02/15/19(b)(d)	14,130,000	14,730,596
AOL, Inc., Sr. Unsec. Conv. Notes, 0.75%, 09/01/19(b)	14,796,000	15,739,245

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Convertible Securities Fund

	Principal Amount	Value
Internet Software & Services–(continued)
Cornerstone OnDemand, Inc., Sr. Unsec. Conv. Bonds, 1.50%, 07/01/18	$15,206,000	$14,920,887
Dealertrack Technologies, Inc., Sr. Unsec. Gtd. Conv. Notes, 1.50%, 03/15/17	4,250,000	5,532,969
HomeAway, Inc., Sr. Unsec. Conv. Notes, 0.13%, 04/01/19(b)	14,200,000	13,356,875
LinkedIn Corp., Sr. Unsec. Conv. Notes, 0.50%, 11/01/19(b)	10,000,000	10,568,800
MercadoLibre Inc. (Argentina), Sr. Unsec. Conv. Notes, 2.25%, 07/01/19(b)	4,475,000	5,336,438
Twitter, Inc., Sr. Unsec. Conv. Notes, 1.00%, 09/15/21(b)	18,305,000	16,039,756
Web.com Group Inc., Sr. Unsec. Conv. Notes, 1.00%, 08/15/18	7,095,000	6,522,966
Yahoo! Inc., Sr. Unsec. Conv. Bonds, 0.00%, 12/01/18(d)	23,530,000	26,735,962
		129,484,494

Investment Banking & Brokerage–1.06%
Cowen Group, Inc., Sr. Unsec. Conv. Notes, 3.00%, 03/15/19(b)	11,300,000	12,211,063
FXCM, Inc., Sr. Unsec. Conv. Bonds, 2.25%, 06/15/18	11,581,000	12,116,621
		24,327,684

Life Sciences Tools & Services–1.41%
Illumina Inc., Sr. Unsec. Conv. Notes, 0.00%, 06/15/19(b)(d)	9,120,000	10,043,400
0.50%, 06/15/21(b)	19,580,000	22,272,250
		32,315,650

Managed Health Care–1.73%
Anthem, Inc., Sr. Unsec. Conv. Bonds, 2.75%, 10/15/42	10,410,000	17,970,263
Molina Healthcare, Inc., Sr. Unsec. Conv. Bonds, 1.63%, 08/19/18(c)	5,700,000	6,369,750
Sr. Unsec. Conv. Notes, 1.13%, 01/15/20	10,853,000	15,139,935
		39,479,948

Mortgage REIT’s–2.29%
Blackstone Mortgage Trust, Inc., Sr. Unsec. Conv. Notes, 5.25%, 12/01/18	10,711,000	11,300,105
Colony Financial, Inc., Sr. Unsec. Conv. Notes, 3.88%, 01/15/21	16,567,000	16,929,403
iStar Financial Inc., Sr. Unsec. Conv. Notes, 1.50%, 11/15/16(b)	9,770,000	9,959,294
Pennymac Corp., Sr. Unsec. Gtd. Conv. Notes, 5.38%, 05/01/20	8,354,000	8,019,840
Starwood Property Trust, Inc., Sr. Unsec. Conv. Notes, 4.55%, 03/01/18	5,800,000	6,191,500
		52,400,142

	Principal Amount	Value
Movies & Entertainment–0.86%
Live Nation Entertainment, Inc., Sr. Unsec. Conv. Notes, 2.50%, 05/15/19(b)	$18,448,000	$19,531,820

Multi-Utilities–1.96%
Dominion Resources, Inc., Series A, Jr. Unsec. Sub. Conv. Investment Units, 6.13%, 04/01/16(f)	7,480,000	8,977,496
6.38%, 07/01/17(g)	18,606,600	19,354,585
Series B, Jr. Unsec. Sub. Conv. Investment Units, 6.00%, 07/01/16	13,610,000	16,364,664
		44,696,745

Office REIT’s–0.84%
SL Green Operating Partnership L.P., Sr. Unsec. Gtd. Conv. Notes, 3.00%, 10/15/17(b)	12,958,000	19,129,248

Oil & Gas Equipment & Services–1.79%
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 3.25%, 03/15/18(c)	8,755,000	9,756,353
Hornbeck Offshore Services, Inc., Sr. Unsec. Gtd. Conv. Notes, 1.50%, 09/01/19	14,790,000	12,331,163
McDermott International, Inc., Conv. Amortizing Notes, 6.25%, 04/01/17	14,948,400	7,229,046
SEACOR Holdings Inc., Sr. Unsec. Conv. Bonds, 3.00%, 11/19/20(c)	12,679,000	11,617,134
		40,933,696

Oil & Gas Exploration & Production–0.46%
Stone Energy Corp., Sr. Unsec. Gtd. Conv. Notes, 1.75%, 03/01/17	11,994,000	10,487,254

Oil & Gas Storage & Transportation–0.61%
Scorpio Tankers Inc. (Monaco), Sr. Unsec. Conv. Notes, 2.38%, 07/01/19(b)	14,649,000	14,035,573

Packaged Foods & Meats–1.22%
Tyson Foods, Inc., Conv. Amortizing Notes, 4.75%, 07/15/17	27,642,850	27,830,821

Pharmaceuticals–1.62%
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Notes, 1.88%, 08/15/21(b)	17,520,000	19,907,100
Pacira Pharmaceuticals Inc., Sr. Unsec. Conv. Bonds, 3.25%, 02/01/19	1,233,000	4,413,369
Salix Pharmaceuticals Ltd., Sr. Unsec. Conv. Notes, 1.50%, 03/15/19	6,951,000	12,707,297
		37,027,766

Precious Metals & Minerals–0.46%
Stillwater Mining Co., Sr. Unsec. Conv. Notes, 1.75%, 10/15/19(c)	8,434,000	10,458,160

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Convertible Securities Fund

	Principal Amount	Value
Railroads–0.56%
Genesee & Wyoming Inc., Conv. Amortizing Notes, 5.00%, 10/01/15	$10,980,000	$12,742,290

Real Estate Development–0.30%
Forestar Group, Inc., Conv. Amortizing Notes, 6.00%, 12/15/16	8,153,975	6,777,584

Research & Consulting Services–0.42%
Huron Consulting Group, Inc., Sr. Unsec. Conv. Notes, 1.25%, 10/01/19(b)	9,150,000	9,533,156

Semiconductor Equipment–2.48%
Lam Research Corp., Series A, Sr. Unsec. Conv. Notes, 0.50%, 05/15/16	16,200,000	21,343,500
Novellus Systems Inc., Sr. Unsec. Gtd. Conv. Notes, 2.63%, 05/15/41	4,500,000	10,338,750
Photronics Inc., Sr. Unsec. Conv. Notes, 3.25%, 04/01/16	4,525,000	4,703,172
SunEdison Inc., Sr. Unsec. Conv. Notes, 0.25%, 01/15/20(b)	9,772,000	9,515,485
2.00%, 10/01/18(b)	7,350,000	10,822,875
		56,723,782

Semiconductors–5.78%
Intel Corp., Jr. Unsec. Sub. Conv. Deb., 2.95%, 12/15/35	8,676,000	11,419,785
Jr. Unsec. Sub. Conv. Notes, 3.25%, 08/01/39	11,440,000	19,912,807
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/28(c)	28,700,000	37,901,937
NVIDIA Corp., Sr. Unsec. Conv. Bonds, 1.00%, 12/01/18	12,852,000	14,836,028
NXP Semiconductors N.V. (Netherlands), Sr. Unsec. Conv. Notes, 1.00%, 12/01/19(b)	20,100,000	20,690,438
ON Semiconductor Corp., Series B, Sr. Unsec. Gtd. Sub. Conv. Notes, 2.63%, 12/15/16(c)	7,720,000	9,206,100
SunPower Corp., Sr. Unsec. Conv. Notes, 0.88%, 06/01/21(b)	5,300,000	4,796,500
4.50%, 03/15/15	1,358,000	1,591,406
Xilinx Inc., Sr. Unsec. Conv. Notes, 2.63%, 06/15/17	7,780,000	11,747,800
		132,102,801

Specialty Chemicals–0.85%
RPM International Inc., Sr. Unsec. Conv. Notes, 2.25%, 12/15/20	16,526,000	19,345,749

Systems Software–3.08%
NetSuite Inc., Sr. Unsec. Conv. Notes, 0.25%, 06/01/18	16,510,000	18,573,750
Proofpoint, Inc., Sr. Unsec. Conv. Bonds, 1.25%, 12/15/18	9,405,000	12,890,728
Red Hat, Inc., Sr. Unsec. Conv. Notes, 0.25%, 10/01/19(b)	18,075,000	21,418,875

	Principal Amount	Value
Systems Software–(continued)
ServiceNow, Inc., Sr. Unsec. Conv. Bonds, 0.00%, 11/01/18(d)	$15,312,000	$17,493,960
		70,377,313

Technology Hardware, Storage & Peripherals–2.09%
Electronics For Imaging, Inc., Sr. Unsec. Conv. Notes, 0.75%, 09/01/19(b)	22,900,000	23,286,438
SanDisk Corp., Sr. Unsec. Conv. Bonds, 0.50%, 10/15/20	20,362,000	24,561,662
		47,848,100

Thrifts & Mortgage Finance–1.15%
MGIC Investment Corp., Sr. Unsec. Conv. Notes, 2.00%, 04/01/20	8,000,000	11,745,000
5.00%, 05/01/17	12,864,000	14,512,200
		26,257,200

Tobacco–0.82%
Vector Group Ltd., Sr. Unsec. Conv. Notes, 1.75%, 04/15/20	17,685,000	18,823,472

Trading Companies & Distributors–0.74%
Air Lease Corp., Sr. Unsec. Conv. Notes, 3.88%, 12/01/18	12,379,000	16,974,704
Total U.S. Dollar Denominated Bonds and Notes (Cost $1,746,569,109)		1,914,923,713

	Shares
Preferred Stocks–12.41%
Aluminum–0.68%
Alcoa Inc., Series 1, $2.69 Conv. Pfd.	306,972	15,486,737

Asset Management & Custody Banks–0.85%
AMG Capital Trust II, $2.58 Jr. Gtd. Sub. Conv. Pfd.	315,200	19,542,400

Automobile Manufacturers–0.75%
Fiat Chrysler Automobiles N.V. (United Kingdom), $7.58 Unsec. Sub. Conv. Euro Pfd.	159,300	17,124,750

Diversified Banks–2.25%
Bank of America Corp., Series L, $72.50 Conv. Pfd.	22,000	25,585,340
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	21,500	25,929,000
		51,514,340

Gas Utilities–0.34%
Laclede Group, Inc. (The), $3.38 Jr. Unsec. Sub. Conv. Pfd.	136,800	7,689,528

Health Care Facilities–0.51%
Amsurg Corp., Series A-1, $5.25 Conv. Pfd.	103,596	11,706,348

Independent Power Producers & Energy Traders–0.64%
Dynegy Inc., Series A, $5.38 Conv. Pfd.	142,328	14,517,456

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Convertible Securities Fund

	Shares	Value
Oil & Gas Exploration & Production–1.00%
Chesapeake Energy Corp., $57.50 Conv. Pfd.(b)	13,155	$13,656,534
Penn Virginia Corp., Series B, $6.00 Conv. Pfd.(b)	109,269	7,198,095
Sanchez Energy Corp., Series A, $2.44 Conv. Pfd.	67,789	1,931,987
		22,786,616

Regional Banks–0.69%
KeyCorp, Series A, $7.75 Conv. Pfd.	18,000	2,349,360
Wintrust Financial Corp., Series C, $50.00 Conv. Pfd.	10,673	13,477,331
		15,826,691

Reinsurance–0.59%
Maiden Holdings Ltd., Series B, $3.63 Conv. Pfd.	277,348	13,401,455

Specialized REIT’s–3.41%
American Tower Corp., Series A, $5.25 Conv. Pfd.	230,544	26,503,338
Crown Castle International Corp., Series A, $4.50 Conv. Pfd.	269,770	27,783,613
Weyerhaeuser Co., Series A, $3.19 Conv. Pfd.	411,000	23,714,700
		78,001,651

	Shares	Value
Steel–0.62%
ArcelorMittal (Luxembourg), Series MTUS, $1.50 Jr. Unsec. Sub. Conv. Pfd.	815,400	$14,106,420

Wireless Telecommunication Services–0.08%
T-Mobile US, Inc., Series A, $2.75 Conv. Pfd.	35,000	1,854,650
Total Preferred Stocks (Cost $278,296,894)		283,559,042

Common Stocks–0.18%
Cable & Satellite–0.18%
Sirius XM Holdings Inc. (Cost $4,337,494)(h)	1,194,902	4,182,157

Money Market Funds–3.42%
Liquid Assets Portfolio–Institutional Class(i)	39,111,556	39,111,556
Premier Portfolio–Institutional Class(i)	39,111,556	39,111,556
Total Money Market Funds (Cost $78,223,112)		78,223,112
TOTAL INVESTMENTS–99.82% (Cost $2,107,426,609)		2,280,888,024
OTHER ASSETS LESS LIABILITIES–0.18%		4,098,774
NET ASSETS–100.00%		$2,284,986,798

Investment Abbreviations:

Conv.	– Convertible
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2014 was $489,277,553, which represented 21.43% of the Fund’s Net Assets.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Each corporate unit consists of a purchase contract for the issuer’s common stock & a 1/20th undivided beneficial ownership interest in the issuer’s Series A, 1.07% subordinated notes due 2021.
(g)	Each corporate unit consists of a purchase contract for the issuer’s common stock & a 1/20th undivided beneficial ownership interest in the issuer’s Series A, 1.50% subordinated notes due 2020.
(h)	Non-income producing security.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Convertible Securities Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (Cost $2,029,203,497)	$2,202,664,912
Investments in affiliated money market funds, at value and cost	78,223,112
Total investments, at value (Cost $2,107,426,609)	2,280,888,024
Receivable for:
Fund shares sold	11,172,875
Dividends and interest	9,085,044
Investment for trustee deferred compensation and retirement plans	102,770
Other assets	84,482
Total assets	2,301,333,195

Liabilities:
Payable for:
Investments purchased	1,842,404
Fund shares reacquired	11,782,122
Amount due custodian	1,607,417
Accrued fees to affiliates	936,122
Accrued trustees’ and officers’ fees and benefits	770
Trustee deferred compensation and retirement plans	177,562
Total liabilities	16,346,397
Net assets applicable to shares outstanding	$2,284,986,798

Net assets consist of:
Shares of beneficial interest	$2,101,114,700
Undistributed net investment income	17,318,840
Undistributed net realized gain (loss)	(6,908,157)
Net unrealized appreciation	173,461,415
$2,284,986,798

Net Assets:
Class A	$980,513,273
Class B	$5,641,758
Class C	$232,064,799
Class Y	$1,043,553,951
Class R5	$6,615,114
Class R6	$16,597,903

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	41,053,832
Class B	235,563
Class C	9,761,284
Class Y	43,645,122
Class R5	276,858
Class R6	694,476
Class A:
Net asset value per share	$23.88
Maximum offering price per share
(Net asset value of $23.88 ÷ 94.50%)	$25.27
Class B:
Net asset value and offering price per share	$23.95
Class C:
Net asset value and offering price per share	$23.77
Class Y:
Net asset value and offering price per share	$23.91
Class R5:
Net asset value and offering price per share	$23.89
Class R6:
Net asset value and offering price per share	$23.90

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Convertible Securities Fund

Statement of Operations

For the year ended December 31, 2014

Investment income:
Interest	$37,423,676
Dividends	12,966,911
Dividends from affiliated money market funds	45,703
Total investment income	50,436,290

Expenses:
Advisory fees	10,510,416
Administrative services fees	482,798
Custodian fees	40,267
Distribution fees:
Class A	2,497,303
Class B	66,762
Class C	1,944,571
Transfer agent fees — A, B, C and Y	2,871,371
Transfer agent fees — R5	2,953
Transfer agent fees — R6	740
Trustees’ and officers’ fees and benefits	58,194
Other	440,752
Total expenses	18,916,127
Less: Fees waived and expense offset arrangement(s)	(179,013)
Net expenses	18,737,114
Net investment income	31,699,176

Realized and unrealized gain (loss) from:
Net realized gain from investment securities	68,489,786
Change in net unrealized appreciation (depreciation) of investment securities	(29,402,794)
Net realized and unrealized gain	39,086,992
Net increase in net assets resulting from operations	$70,786,168

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Convertible Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$31,699,176	$30,900,231
Net realized gain	68,489,786	65,830,650
Change in net unrealized appreciation (depreciation)	(29,402,794)	142,680,462
Net increase in net assets resulting from operations	70,786,168	239,411,343

Distributions to shareholders from net investment income:
Class A	(21,623,593)	(16,300,589)
Class B	(85,043)	(106,105)
Class C	(3,066,223)	(1,788,064)
Class Y	(25,721,876)	(12,542,856)
Class R5	(141,198)	(97,800)
Class R6	(208,270)	(1,244)
Total distributions from net investment income	(50,846,203)	(30,836,658)

Distributions to shareholders from net realized gains:
Class A	(29,129,632)	(21,152,609)
Class B	(168,094)	(164,265)
Class C	(6,890,239)	(3,802,721)
Class Y	(30,581,014)	(16,316,691)
Class R5	(217,675)	(112,554)
Class R6	(482,852)	(1,464)
Total distributions from net realized gains	(67,469,506)	(41,550,304)

Share transactions–net:
Class A	59,208,695	304,706,376
Class B	(1,499,592)	(1,203,517)
Class C	63,949,697	74,959,516
Class Y	350,985,169	392,013,037
Class R5	2,168,066	1,542,315
Class R6	17,313,231	50,007
Net increase in net assets resulting from share transactions	492,125,266	772,067,734
Net increase in net assets	444,595,725	939,092,115

Net assets:
Beginning of year	1,840,391,073	901,298,958
End of year (includes undistributed net investment income of $17,318,840 and $14,017,733, respectively)	$2,284,986,798	$1,840,391,073

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Convertible Securities Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be

16                         Invesco Convertible Securities Fund

able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and

17                         Invesco Convertible Securities Fund

unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $750 million	0.52%
Next $250 million	0.47%
Next $500 million	0.42%
Next $500 million	0.395%
Next $1 billion	0.37%
Over $3 billion	0.345%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.44%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

18                         Invesco Convertible Securities Fund

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $177,500.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended December 31, 2014, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2014, IDI advised the Fund that IDI retained $223,613 in front-end sales commissions from the sale of Class A shares and $19,191, $3,422 and $29,624 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$285,343,686	$80,620,625	$—	$365,964,311
Corporate Debt Securities	180,190,704	1,734,733,009	—	1,914,923,713
Total Investments	$465,534,390	$1,815,353,634	$—	$2,280,888,024

19                         Invesco Convertible Securities Fund

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,513.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$56,582,247	$36,847,565
Long-term capital gain	61,733,462	35,539,397
Total distributions	$118,315,709	$72,386,962

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$35,841,641
Net unrealized appreciation — investments	154,956,962
Temporary book/tax differences	(173,047)
Post-October capital loss deferral	(6,753,458)
Shares of beneficial interest	2,101,114,700
Total net assets	$2,284,986,798

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, bond premium amortization and convertible preferred debt instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2014.

20                         Invesco Convertible Securities Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $1,720,368,895 and $1,249,757,397, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$207,699,085
Aggregate unrealized (depreciation) of investment securities	(52,742,123)
Net unrealized appreciation of investment securities	$154,956,962

Cost of investments for tax purposes is $2,125,931,062.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of convertible preferred debt instruments and bond premium amortization, on December 31, 2014, undistributed net investment income was increased by $22,448,134, undistributed net realized gain (loss) was decreased by $22,445,287 and shares of beneficial interest was decreased by $2,847. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	19,914,111	$495,629,049	19,894,522	$465,006,946
Class B	27,238	679,032	53,934	1,260,639
Class C	3,726,131	92,040,371	3,763,916	88,349,747
Class Y	36,586,736	909,226,631	21,832,270	507,766,106
Class R5	246,200	6,178,233	116,725	2,672,397
Class R6	667,481	16,738,136	2,055	47,866

Issued as reinvestment of dividends:
Class A	1,943,409	46,641,230	1,312,518	30,644,391
Class B	9,744	233,924	9,938	232,306
Class C	393,190	9,329,115	204,079	4,753,908
Class Y	1,866,921	44,803,217	839,879	19,661,287
Class R5	13,659	326,531	8,432	196,703
Class R6	29,022	690,483	91	2,141

Automatic conversion of Class B shares to Class A shares:
Class A	42,304	1,052,390	55,652	1,263,085
Class B	(42,217)	(1,052,390)	(55,541)	(1,263,085)

Reacquired:
Class A	(19,587,595)	(484,113,974)	(8,335,103)	(192,208,046)
Class B	(54,938)	(1,360,158)	(62,487)	(1,433,377)
Class C	(1,521,259)	(37,419,789)	(793,408)	(18,144,139)
Class Y	(24,554,095)	(603,044,679)	(5,817,243)	(135,414,356)
Class R5	(180,741)	(4,336,698)	(57,976)	(1,326,785)
Class R6	(4,654)	(115,388)	—	—
Net increase in share activity	19,520,647	$492,125,266	32,972,253	$772,067,734

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21                         Invesco Convertible Securities Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/14	$24.17	$0.32		$0.63	$0.95	$(0.52)	$(0.72)	$(1.24)	$23.88	3.95%	$980,513	0.84	%(d)(e)	0.85	%(d)(e)	1.29	%(d)(e)	56%
Year ended 12/31/13	20.88	0.55	(f)	3.84	4.39	(0.53)	(0.57)	(1.10)	24.17	21.31	936,425	0.88	(g)	0.89	(g)	2.40	(f)(g)	45
Year ended 12/31/12	18.78	0.48		2.08	2.56	(0.46)	—	(0.46)	20.88	13.74	538,962	0.93	(h)	0.94	(h)	2.41	(h)	58
Year ended 12/31/11	20.05	0.46		(1.34)	(0.88)	(0.39)	—	(0.39)	18.78	(4.46)	518,426	0.97		0.98		2.37		38
Three months ended 12/31/10	18.71	0.12		1.35	1.47	(0.13)	—	(0.13)	20.05	7.86	118,359	1.09	(i)	1.10	(i)	2.42	(i)	24
Year ended 09/30/10	16.86	0.59		1.97	2.56	(0.71)	—	(0.71)	18.71	15.45	90,840	1.17		1.17		3.33		85
Class B
Year ended 12/31/14	24.24	0.13		0.63	0.76	(0.33)	(0.72)	(1.05)	23.95	3.16	5,642	1.60	(d)(e)	1.61	(d)(e)	0.53	(d)(e)	56
Year ended 12/31/13	20.93	0.38	(f)	3.86	4.24	(0.36)	(0.57)	(0.93)	24.24	20.45	7,167	1.64	(g)	1.65	(g)	1.64	(f)(g)	45
Year ended 12/31/12	18.83	0.33		2.08	2.41	(0.31)	—	(0.31)	20.93	12.85	7,325	1.70	(h)	1.71	(h)	1.64	(h)	58
Year ended 12/31/11	20.10	0.32		(1.35)	(1.03)	(0.24)	—	(0.24)	18.83	(5.16)	10,505	1.72		1.73		1.62		38
Three months ended 12/31/10	18.76	0.08		1.35	1.43	(0.09)	—	(0.09)	20.10	7.64	11,038	1.84	(i)	1.85	(i)	1.67	(i)	24
Year ended 09/30/10	16.90	0.46		1.97	2.43	(0.57)	—	(0.57)	18.76	14.61	11,454	1.92		1.92		2.58		85
Class C
Year ended 12/31/14	24.04	0.16		0.62	0.78	(0.33)	(0.72)	(1.05)	23.77	3.30	232,065	1.48	(d)(e)	1.49	(d)(e)	0.65	(d)(e)	56
Year ended 12/31/13	20.78	0.38	(f)	3.81	4.19	(0.36)	(0.57)	(0.93)	24.04	20.37	172,232	1.64	(g)	1.65	(g)	1.64	(f)(g)	45
Year ended 12/31/12	18.69	0.36		2.06	2.42	(0.33)	—	(0.33)	20.78	13.02	82,876	1.53	(h)	1.54	(h)	1.81	(h)	58
Year ended 12/31/11	19.94	0.32		(1.33)	(1.01)	(0.24)	—	(0.24)	18.69	(5.12)	87,388	1.72		1.73		1.62		38
Three months ended 12/31/10	18.61	0.08		1.34	1.42	(0.09)	—	(0.09)	19.94	7.64	18,719	1.84	(i)	1.85	(i)	1.67	(i)	24
Year ended 09/30/10	16.77	0.46		1.96	2.42	(0.58)	—	(0.58)	18.61	14.62	9,486	1.92		1.92		2.58		85
Class Y
Year ended 12/31/14	24.20	0.38		0.63	1.01	(0.58)	(0.72)	(1.30)	23.91	4.20	1,043,554	0.60	(d)	0.61	(d)	1.53	(d)	56
Year ended 12/31/13	20.90	0.61	(f)	3.84	4.45	(0.58)	(0.57)	(1.15)	24.20	21.62	719,722	0.64		0.65		2.64	(f)	45
Year ended 12/31/12	18.81	0.53		2.07	2.60	(0.51)	—	(0.51)	20.90	13.94	269,400	0.70		0.71		2.64		58
Year ended 12/31/11	20.07	0.52		(1.34)	(0.82)	(0.44)	—	(0.44)	18.81	(4.16)	204,319	0.72		0.73		2.62		38
Three months ended 12/31/10	18.73	0.13		1.35	1.48	(0.14)	—	(0.14)	20.07	7.92	17,204	0.84	(i)	0.85	(i)	2.67	(i)	24
Year ended 09/30/10	16.87	0.64		1.97	2.61	(0.75	—	(0.75)	18.73	15.78	3,661	0.92		0.92		3.58		85
Class R5
Year ended 12/31/14	24.18	0.40		0.63	1.03	(0.60)	(0.72)	(1.32)	23.89	4.28	6,615	0.53	(d)	0.54	(d)	1.60	(d)	56
Year ended 12/31/13	20.88	0.63	(f)	3.84	4.47	(0.60)	(0.57)	(1.17)	24.18	21.72	4,781	0.57		0.58		2.71	(f)	45
Year ended 12/31/12	18.78	0.55		2.08	2.63	(0.53)	—	(0.53)	20.88	14.13	2,726	0.60		0.61		2.74		58
Year ended 12/31/11(j)	21.19	0.33		(2.38)	(2.05)	(0.36)	—	(0.36)	18.78	(9.70)	1,851	0.57	(i)	0.58	(i)	2.77	(i)	38
Class R6
Year ended 12/31/14	24.18	0.41		0.64	1.05	(0.61)	(0.72)	(1.33)	23.90	4.35	16,598	0.49	(d)	0.50	(d)	1.64	(d)	56
Year ended 12/31/13	20.89	0.64	(f)	3.83	4.47	(0.61)	(0.57)	(1.18)	24.18	21.69	64	0.55		0.56		2.73	(f)	45
Year ended 12/31/12(j)	20.78	0.15		0.10	0.25	(0.14)	—	(0.14)	20.89	1.23	10	0.58	(i)	0.59	(i)	2.76	(i)	58

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $310,063,973 and sold of $85,053,876 in effect to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Harbor Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,033,658, $6,676, $221,375, $1,093,250, $5,269 and $7,453 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24%, 1.00% and 0.88% for Class A, Class B and Class C shares, respectively.
(f)	Net investment income per share and the ratio of net investment income to average net assets include material significant dividends received during the year ended December 31, 2013. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.42 and 2.39%, $0.25 and 1.63%, $0.25 and 1.63%, $0.48 and 2.63%, $0.50 and 2.70% and $0.51 and 2.72%, for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24%, 1.00% and 1.00% for Class A, Class B and Class C shares, respectively.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23%, 1.00% and 0.83% for Class A, Class B and Class C shares, respectively.
(i)	Annualized.
(j)	Commencement date of May 23, 2011 and September 24, 2012 for Class R5 and Class R6 shares, respectively.

22                         Invesco Convertible Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Convertible Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Convertible Securities Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 23, 2015

23                         Invesco Convertible Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$973.40	$4.13	$1,021.02	$4.23	0.83%
B	1,000.00	969.80	7.89	1,017.19	8.08	1.59
C	1,000.00	970.70	6.76	1,018.35	6.92	1.36
Y	1,000.00	974.70	2.94	1,022.23	3.01	0.59
R5	1,000.00	974.70	2.69	1,022.48	2.75	0.54
R6	1,000.00	975.20	2.39	1,022.79	2.45	0.48

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24                         Invesco Convertible Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$61,733,462
Qualified Dividend Income*	21.50%
Corporate Dividends Received Deduction*	21.40%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Capital Gains	$5,723,763

25                         Invesco Convertible Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Convertible Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Convertible Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Convertible Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Convertible Securities Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	MS-CSEC-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2014

Invesco Global Low Volatility Equity Yield Fund Nasdaq: A: GTNDX ■ B: GNDBX ■ C: GNDCX ■ R: GTNRX ■ Y: GTNYX ■ R5: GNDIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period, the US economy showed unmistakable signs of improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second and third quarters as employment data improved markedly. Given continuing positive economic trends, the US Federal Reserve (the Fed) ended its extraordinary asset purchase program in October – but it pledged in December to be “patient” before raising interest rates. Overseas, the story was much different. Concerns about economic stagnation and the potential for deflation depressed European markets, while the Chinese economy was hurt by a slowdown in manufacturing.

    Political change in Washington, DC; changes to monetary policy by the Fed and other central banks; the future direction of oil prices; and unexpected geopolitical events are likely to affect markets in the US and overseas in 2015. This may make some investors hesitant to begin to save for their long-term financial goals. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Global Low Volatility Equity Yield Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Global Low Volatility Equity Yield Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco Global Low Volatility Equity Yield Fund, at net asset value (NAV), lagged its broad market/style-specific index, the MSCI World Index. During the reporting period, stock selection was weak in the energy, financials and health care sectors. In contrast, the Fund benefited from positive stock selection in the consumer discretionary, information technology (IT) and industrials sectors as well as an overweight exposure to the utilities sector.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.26%
Class B Shares	-1.08
Class C Shares	-0.98
Class R Shares	-0.51
Class Y Shares	-0.04
Class R5 Shares	0.21
MSCI World Index‚ (Broad Market/Style-Specific Index)	4.94
Lipper Global Equity Income Funds Index■ (Peer Group Index)	2.01

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Following a robust 2013, global equity markets began the year in a relatively quiet fashion. Volatility remained in the global markets as investors began to worry that stocks may have risen too far, too fast in 2013. Stocks rallied through the summer despite upheaval in Ukraine and signs of economic sluggishness in China. Also, equity markets in Europe continued to show momentum supported by the continent’s economic rebound. European Central Bank President Mario Draghi became the first major central banker to cut a key interest rate below zero and signaled a willingness to employ quantitative easing programs if low inflation persists. Investors interpreted these measures as an indication that global interest rates will likely remain low longer than expected.

    As investors wrestled with evidence that US growth appeared to be on stronger footing than the rest of the world, in mid-September the price of oil began a sharp decline, along with global equities. Despite the unknown economic impact of significantly lower oil prices for an unforseeable period, equity markets stabilized and recovered even through a subsequent December sell-off to end the year on a positive note overall.

    For the reporting period, the MSCI World Index delivered gains, with seven of the 10 sectors posting positive returns. The health care sector had the highest return, while the energy sector posted the lowest return.

    During the reporting period, stock selection within the industrials sector was the largest contributor to both absolute performance and relative performance versus the Fund’s style-specific index, the

MSCI World Index. An overweight position in Lockheed Martin, the US-based aerospace and defense company, added to the Fund’s performance. A positive earnings surprise, the announcement of a higher dividend and a share buyback program drove the stock’s price during the reporting period.

    In addition, an overweight position in US energy company Enerplus added to the Fund’s performance relative to its style-specific index. Our selection process rated this stock high in both our Market Sentiment concept and Management and Quality concept.

    Another strong contributor to Fund performance was Frontier Communications. Frontier is a communications company providing services primarily to rural areas and small- and medium-sized US towns and cities. The company offers a range of voice, data, Internet and television services and products. Strong results at the beginning of the year boosted consumer confidence in this holding.

    Stock selection in the energy sector was very difficult during the reporting period. The Fund’s overweight exposure to the energy sector further detracted from performance compared to the Fund’s style-specific index. An overweight position in the Canadian energy sector was also a detractor. The top five detractors from returns relative to the MSCI World Index were all Canadian energy companies. These companies included Baytex Energy, Canadian Oil Sands, Enerplus, Crescent Point Energy and Penn West Petroleum. The tumbling price of oil was the main driver for the underperformance of these stocks.

    When looking closely at the countries in which the Fund invests, stock selection in Canada and Norway were the biggest detractors compared to the MSCI World Index. The Fund had significant overweight

Portfolio Composition
By sector
Telecommunication Services	16.1%
Utilities	15.8
Consumer Discretionary	14.6
Energy	11.6
Financials	10.5
Industrials	9.8
Health Care	7.8
Information Technology	7.1
Consumer Staples	5.1
Money Market Funds Plus Other Assets Less Liabilities	1.6

Top 10 Equity Holdings*

1. Lockheed Martin Corp.	2.2%
2. Hennes & Mauritz AB-Class B	2.1
3. Archer-Daniels-Midland Co.	2.1
4. Western Union Co. (The)	2.1
5. Spark New Zealand Ltd.	2.1
6. Frontier Communications Corp.	2.0
7. Skandinaviska Enskilda Banken AB-Class A	2.0
8. Shaw Communications, Inc.- Class B	2.0
9. Telstra Corp. Ltd.	2.0
10. Belgacom S.A.	2.0

Top Five Countries*

1. United States	25.9%
2. Australia	17.0
3. Canada	12.3
4. United Kingdom	10.3
5. Sweden	7.6

Total Net Assets	$188.0 million

Total Number of Holdings*	72

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Global Low Volatility Equity Yield Fund

exposure to Canada which amplified poor stock selection. In addition, the Fund’s significant underweight exposure to the US was a detriment. Conversely, stock selection was very strong in Australia, Belgium, France, Japan and the UK.

    While our stock selection model was a good predictor of return when viewed across the full 3400+ security universe, the highest-ranked stocks generally underperformed their peers. The balance in the model proved a benefit in 2014, as the Earnings and Price Momentum concepts were strongest in the second half of the year when our Value and Management and Quality concepts were weakest. Investors rewarded companies with high and improving earnings expectations, as they sought growth in a global economic environment that was lacking it. As oil prices declined, investors also sought out recent winners in an attempt to identify those firms that could weather that storm. The unknown economic impact of significantly lower oil prices for an extended period, as well as deteriorating growth in the eurozone, Japan and China, likely impacted our stock selection model’s Value concept, as investors were unwilling to commit to companies trading at a discount.

    We welcome new investors during the year and thank all shareholders for your continued investment in Invesco Global Low Volatility Equity Yield Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Low Volatility Equity Yield
Fund. He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Karl Georg Bayer Portfolio Manager, is manager of Invesco Global Low Volatility Equity Yield Fund. He joined Invesco in
1991. Mr. Bayer earned Diplom Kaufmann and Diplom Ingenieur degrees from the University of Darmstadt.

Uwe Draeger Portfolio Manager, is manager of Invesco Global Low Volatility Equity Yield Fund. He joined Invesco in
2005. Mr. Draeger earned a Diplom-Ökonom degree from Hoch- schule für Ökonomie Berlin, an MA from City of London Polytechnic and an MBA from Anglia Business School (Cambridge).

Nils Huter Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Low Volatility Equity Yield
Fund. He joined Invesco in 2007. Mr. Huter earned a Diplom Kaufmann degree from the University of Applied Sciences and Arts in Hildesheim.

Charles Ko Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Low Volatility Equity Yield
Fund. He joined Invesco in 2012. Mr. Ko earned a BS from MIT and an MBA from Yale University.

Jens Langewand Portfolio Manager, is manager of Invesco Global Low Volatility Equity Yield Fund. He joined Invesco in
2007. Mr. Langewand earned a Diplom-Kaufmann degree from the University of Münster and a PhD from the University of Augsburg.

Andrew Waisburd Portfolio Manager, is manager of Invesco Global Low Volatility Equity Yield Fund. He joined Invesco in
2008. Mr. Waisburd earned a BS in statistics from Cornell University and an MS and a PhD in finance from Indiana University.

5                         Invesco Global Low Volatility Equity Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

1 Source: Factset Research systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	REIT/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

About indexes used in this report

■	The MSCI World Index is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Lipper Global Equity Income Funds Index is an unmanaged Index considered representative of global equity income funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Global Low Volatility Equity Yield Fund

Average Annual Total Returns
As of 12/31/14, including maximum applicable sales charges

Class A Shares
Inception (9/15/97)	6.06%
10 Years	4.01
5 Years	8.64
1 Year	-5.75

Class B Shares
Inception (9/15/97)	6.16%
10 Years	3.97
5 Years	8.77
1 Year	-5.89

Class C Shares
Inception (1/2/98)	6.03%
10 Years	3.82
5 Years	9.06
1 Year	-1.95

Class R Shares
10 Years	4.35%
5 Years	9.61
1 Year	-0.51

Class Y Shares
10 Years	4.75%
5 Years	10.14
1 Year	-0.04

Class R5 Shares
Inception (4/30/04)	6.50%
10 Years	5.16
5 Years	10.50
1 Year	0.21

Class R shares incepted on October 31, 2005. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.54%, 2.29%, 2.29%, 1.79%, 1.29% and 1.02%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                         Invesco Global Low Volatility Equity Yield Fund

Invesco Global Low Volatility Equity Yield Fund’s investment objective is income and long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.
■	Investing in the European Union risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

continued on page 6

8                         Invesco Global Low Volatility Equity Yield Fund

Schedule of Investments

December 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–98.43%
Australia–17.05%
Bank of Queensland Ltd.	331,881	$3,279,668
Caltex Australia Ltd.	125,105	3,461,967
Cochlear Ltd.(a)	42,531	2,684,261
Commonwealth Bank of Australia	30,952	2,149,625
CSL Ltd.	35,650	2,510,155
DUET Group	1,860,115	3,652,117
Lend Lease Group	277,102	3,689,546
Ramsay Health Care Ltd.	75,313	3,492,343
Telstra Corp. Ltd.	775,145	3,764,264
Woodside Petroleum Ltd.	108,350	3,368,395
		32,052,341

Austria–0.54%
Oesterreichische Post AG	20,669	1,007,780

Belgium–3.39%
Belgacom S.A.	103,382	3,743,600
Delhaize Group S.A.	36,265	2,634,467
		6,378,067

Canada–12.29%
Baytex Energy Corp.(a)	96,600	1,606,397
Canadian Oil Sands Ltd.	209,500	1,878,972
Canadian Tire Corp., Ltd.–Class A	33,100	3,496,896
Capital Power Corp.(a)	72,200	1,615,769
Crescent Point Energy Corp.(a)	79,200	1,834,457
Enerplus Corp.(a)	189,000	1,820,374
Metro Inc.	38,500	3,091,797
Penn West Petroleum Ltd.(a)	464,900	972,376
Russel Metals, Inc.	63,600	1,417,834
Shaw Communications, Inc.–Class B(a)	139,700	3,769,663
Stantec Inc.	14,800	406,753
Superior Plus Corp.	115,800	1,195,078
		23,106,366

Denmark–1.07%
Pandora AS	7,234	586,754
TDC A/S	186,526	1,421,415
		2,008,169

France–1.87%
GDF Suez	150,924	3,525,021

Germany–1.86%
ProSiebenSat.1 Media AG	83,136	3,503,998

Hong Kong–1.85%
Power Assets Holdings Ltd.	359,500	3,473,006

Israel–1.72%
Bezeq The Israeli Telecommunication Corp. Ltd.	1,813,507	3,225,683

	Shares	Value
Japan–3.82%
Nippon Telegraph & Telephone Corp.	71,000	$3,654,129
Tokyo Gas Co., Ltd.	654,000	3,529,680
		7,183,809

New Zealand–3.87%
SKY Network Television Ltd.	489,227	2,305,142
SKYCITY Entertainment Group Ltd.	369,655	1,116,715
Spark New Zealand Ltd.	1,588,548	3,849,161
		7,271,018

Norway–0.61%
Seadrill Ltd.(a)	99,469	1,145,024

Singapore–1.24%
ComfortDelGro Corp. Ltd.	229,000	448,311
Singapore Post Ltd.	821,000	1,186,439
Venture Corp. Ltd.	118,000	701,034
		2,335,784

Spain–2.88%
Banco Santander S.A.	419,757	3,510,079
Endesa, S.A.	95,972	1,906,216
		5,416,295

Sweden–7.65%
Hennes & Mauritz AB–Class B	96,277	3,993,821
Intrum Justitia AB	74,356	2,199,429
Loomis AB–Class B	24,425	708,116
Skandinaviska Enskilda Banken AB–Class A	302,983	3,832,659
Tele2 AB–Class B	301,204	3,646,514
		14,380,539

Switzerland–0.56%
Forbo Holding AG	1,056	1,056,425

United Kingdom–10.28%
Berendsen PLC	79,969	1,363,592
Micro Focus International PLC	78,154	1,308,313
National Grid PLC	201,097	2,866,986
Next PLC	35,242	3,717,417
Royal Dutch Shell PLC–Class A	106,322	3,524,425
SSE PLC	134,549	3,378,021
WH Smith PLC	152,383	3,179,500
		19,338,254

United States–25.88%
Amdocs Ltd.	9,300	433,892
Archer-Daniels-Midland Co.	75,500	3,926,000
Edison International	12,900	844,692
Entergy Corp.	41,500	3,630,420
Frontier Communications Corp.(a)	575,000	3,835,250
Garmin Ltd.	14,200	750,186
Hewlett-Packard Co.	92,400	3,708,012

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Global Low Volatility Equity Yield Fund

	Shares	Value
United States–(continued)
Lexmark International, Inc.–Class A	81,600	$3,367,632
Lockheed Martin Corp.	21,100	4,063,227
Northrop Grumman Corp.	23,900	3,522,621
PDL BioPharma Inc.(a)	396,000	3,053,160
Pfizer Inc.	95,000	2,959,250
Prospect Capital Corp.(a)	403,461	3,332,588
R. R. Donnelley & Sons Co.	129,400	2,174,567
Transocean Ltd.(a)	114,500	2,098,785
Western Union Co. (The)	215,700	3,863,187
Windstream Holdings Inc.(a)	377,600	3,111,424
		48,674,893
Total Common Stocks & Other Equity Interests (Cost $182,098,108)		185,082,472

Money Market Funds–1.00%
Liquid Assets Portfolio–Institutional Class(b)	937,568	937,568
Premier Portfolio–Institutional Class(b)	937,568	937,568
Total Money Market Funds (Cost $1,875,136)		1,875,136
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.43% (Cost $183,973,244)		186,957,608

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–11.02%
Liquid Assets Portfolio–Institutional Class (Cost $20,723,839)(b)(c)	20,723,839	$20,723,839
TOTAL INVESTMENTS–110.45% (Cost $204,697,083)		207,681,447
OTHER ASSETS LESS LIABILITIES–(10.45)%		(19,637,219)
NET ASSETS–100.00%		$188,044,228

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at December 31, 2014.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.
(c)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of December 31, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
State Street Bank and Trust Co.	$19,794,087	$(19,794,087)	$—

*	Amount does not include excess collateral received.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Low Volatility Equity Yield Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (Cost $182,098,108)*	$185,082,472
Investments in affiliated money market funds, at value and cost	22,598,975
Total investments, at value (Cost $204,697,083)	207,681,447
Foreign currencies, at value (Cost $442,939)	440,016
Receivable for:
Deposits with brokers for open futures contracts	144,421
Fund shares sold	360,650
Dividends	538,539
Investment for trustee deferred compensation and retirement plans	81,919
Other assets	42,973
Total assets	209,289,965

Liabilities:
Payable for:
Fund shares reacquired	246,583
Amount due custodian	6,291
Collateral upon return of securities loaned	20,723,839
Variation margin — futures	4,028
Accrued fees to affiliates	120,914
Accrued trustees’ and officers’ fees and benefits	478
Accrued other operating expenses	51,052
Trustee deferred compensation and retirement plans	92,552
Total liabilities	21,245,737
Net assets applicable to shares outstanding	$188,044,228

Net assets consist of:
Shares of beneficial interest	$259,462,275
Undistributed net investment income	1,310,178
Undistributed net realized gain (loss)	(75,732,353)
Net unrealized appreciation	3,004,128
$188,044,228

Net Assets:
Class A	$140,460,588
Class B	$3,579,901
Class C	$18,936,080
Class R	$1,627,051
Class Y	$10,067,254
Class R5	$13,373,354

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	10,113,762
Class B	272,374
Class C	1,442,692
Class R	116,978
Class Y	723,328
Class R5	949,928
Class A:
Net asset value per share	$13.89
Maximum offering price per share
(Net asset value of $13.89 ÷ 94.50%)	$14.70
Class B:
Net asset value and offering price per share	$13.14
Class C:
Net asset value and offering price per share	$13.13
Class R:
Net asset value and offering price per share	$13.91
Class Y:
Net asset value and offering price per share	$13.92
Class R5:
Net asset value and offering price per share	$14.08

*	At December 31, 2014, securities with an aggregate value of $19,794,087 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Low Volatility Equity Yield Fund

Statement of Operations

For the year ended December 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $902,977)	$9,608,273
Dividends from affiliated money market funds (includes securities lending income of $14,194)	17,498
Total investment income	9,625,771

Expenses:
Advisory fees	1,540,980
Administrative services fees	50,000
Custodian fees	46,086
Distribution fees:
Class A	352,294
Class B	46,862
Class C	186,024
Class R	7,692
Transfer agent fees — A, B, C, R and Y	409,312
Transfer agent fees — R5	2,137
Trustees’ and officers’ fees and benefits	26,732
Other	209,915
Total expenses	2,878,034
Less: Fees waived and expense offset arrangement(s)	(13,477)
Net expenses	2,864,557
Net investment income	6,761,214

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	7,286,865
Foreign currencies	(53,756)
Futures contracts	679,224
7,912,333
Change in net unrealized appreciation (depreciation) of:
Investment securities	(17,898,163)
Foreign currencies	(25,870)
Futures contracts	(117,649)
(18,041,682)
Net realized and unrealized gain (loss)	(10,129,349)
Net increase (decrease) in net assets resulting from operations	$(3,368,135)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Low Volatility Equity Yield Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$6,761,214	$3,076,839
Net realized gain	7,912,333	22,838,549
Change in net unrealized appreciation (depreciation)	(18,041,682)	11,149,683
Net increase (decrease) in net assets resulting from operations	(3,368,135)	37,065,071

Distributions to shareholders from net investment income:
Class A	(5,036,421)	(2,105,673)
Class B	(125,084)	(86,576)
Class C	(541,427)	(162,951)
Class R	(51,207)	(22,777)
Class Y	(385,152)	(29,719)
Class R5	(657,283)	(494,220)
Total distributions from net investment income	(6,796,574)	(2,901,916)

Share transactions–net:
Class A	31,050,791	(2,243,589)
Class B	(1,777,489)	(2,641,008)
Class C	6,090,593	2,900,630
Class R	353,446	145,344
Class Y	8,274,567	2,202,871
Class R5	(12,306,494)	1,425,061
Net increase in net assets resulting from share transactions	31,685,414	1,789,309
Net increase in net assets	21,520,705	35,952,464

Net assets:
Beginning of year	166,523,523	130,571,059
End of year (includes undistributed net investment income of $1,310,178 and $1,380,057, respectively)	$188,044,228	$166,523,523

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Global Low Volatility Equity Yield Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is income and long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded.

13                         Invesco Global Low Volatility Equity Yield Fund

Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

14                         Invesco Global Low Volatility Equity Yield Fund

D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

15                         Invesco Global Low Volatility Equity Yield Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.80%
Next $250 million	0.78%
Next $500 million	0.76%
Next $1.5 billion	0.74%
Next $2.5 billion	0.72%
Next $2.5 billion	0.70%
Next $2.5 billion	0.68%
Over $10 billion	0.66%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.80%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $12,265.

16                         Invesco Global Low Volatility Equity Yield Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2014, IDI advised the Fund that IDI retained $98,797 in front-end sales commissions from the sale of Class A shares and $129, $2,038 and $1,028 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended December 31, 2014, there were transfers from Level 1 to Level 2 of $23,089,935 and from Level 2 to Level 1 of $4,212,114, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$32,052,341	$—	$32,052,341
Austria	—	1,007,780	—	1,007,780
Belgium	—	6,378,067	—	6,378,067
Canada	23,106,366	—	—	23,106,366
Denmark	—	2,008,169	—	2,008,169
France	—	3,525,021	—	3,525,021
Germany	3,503,998	—	—	3,503,998
Hong Kong	—	3,473,006	—	3,473,006
Israel	—	3,225,683	—	3,225,683
Japan	—	7,183,809	—	7,183,809
New Zealand	2,305,142	4,965,876	—	7,271,018
Norway	—	1,145,024	—	1,145,024
Singapore	701,034	1,634,750	—	2,335,784
Spain	—	5,416,295	—	5,416,295

17                         Invesco Global Low Volatility Equity Yield Fund

	Level 1	Level 2	Level 3	Total
Sweden	$708,116	$13,672,423	$—	$14,380,539
Switzerland	1,056,425	—	—	1,056,425
United Kingdom	—	19,338,254	—	19,338,254
United States	71,273,868	—	—	71,273,868
	102,654,949	105,026,498	—	207,681,447
Futures Contracts*	28,161	—	—	28,161
Total Investments	$102,683,110	$105,026,498	$—	$207,709,608

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Market risk:
Futures contracts(a)	$28,161	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain:
Market risk	$679,224
Change in Unrealized Appreciation (Depreciation):
Market risk	(117,649)
Total	$561,575

Open Futures Contracts*
Long Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
CME E-Mini S&P 500 Index	Long	5	March-2015	$513,100	$17,225
Dow Jones EURO STOXX 50 Index	Long	4	March-2015	151,650	4,170
FTSE 100 Index	Long	1	March-2015	101,666	6,587
SGX NIKKEI 225 Index	Long	2	March-2015	145,124	179
Total — Market Risk					$28,161
*	Futures contracts collateralized by $144,421 cash held with Merrill Lynch & Co., Inc.

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$5,455,760

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,212.

18                         Invesco Global Low Volatility Equity Yield Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$6,796,574	$2,901,916

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$1,397,229
Net unrealized appreciation — investments	2,840,599
Net unrealized appreciation (depreciation) — other investments	(8,318)
Temporary book/tax differences	(87,050)
Post-October deferrals	(1,040,516)
Capital loss carryforward	(74,519,991)
Shares of beneficial interest	259,462,275
Total net assets	$188,044,228

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $9,029,119 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$9,183,598	$—	$9,183,598
December 31, 2017	65,336,393	—	65,336,393
	$74,519,991	$—	$74,519,991

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

19                         Invesco Global Low Volatility Equity Yield Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $152,368,814 and $116,793,125, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$20,039,916
Aggregate unrealized (depreciation) of investment securities	(17,199,317)
Net unrealized appreciation of investment securities	$2,840,599

Cost of investments for tax purposes is $204,840,848.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2014, undistributed net investment income was decreased by $34,519 and undistributed net realized gain (loss) was increased by $34,519. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	3,645,949	$55,524,723	892,170	$12,035,616
Class B	19,430	279,092	24,692	304,057
Class C	768,700	11,069,282	351,333	4,604,503
Class R	28,869	436,093	26,323	339,649
Class Y	1,314,528	19,997,440	212,216	2,976,469
Class R5	161,546	2,399,041	126,716	1,700,052

Issued as reinvestment of dividends:
Class A	316,244	4,668,613	143,650	1,985,952
Class B	8,598	120,492	6,337	82,922
Class C	35,534	495,575	11,871	155,209
Class R	3,472	51,207	1,645	22,777
Class Y	22,430	332,152	1,861	25,810
Class R5	43,910	656,624	18,617	260,831

Automatic conversion of Class B shares to Class A shares:
Class A	97,859	1,464,301	150,788	1,971,696
Class B	(103,467)	(1,464,301)	(159,168)	(1,971,696)

Reacquired:
Class A	(2,067,448)	(30,606,846)	(1,395,884)	(18,236,853)
Class B	(50,000)	(712,772)	(86,959)	(1,056,291)
Class C	(394,015)	(5,474,264)	(151,961)	(1,859,082)
Class R	(8,823)	(133,854)	(16,103)	(217,082)
Class Y	(832,813)	(12,055,025)	(61,331)	(799,408)
Class R5	(979,653)	(15,362,159)	(40,140)	(535,822)
Net increase in share activity	2,030,850	$31,685,414	56,673	$1,789,309

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20                         Invesco Global Low Volatility Equity Yield Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/14	$14.44	$0.53	$(0.55)	$(0.02)	$(0.53)	$13.89	(0.33)%	$140,461	1.45	%(e)	1.46	%(e)	3.55	%(e)	64%
Year ended 12/31/13	11.38	0.27	3.05	3.32	(0.26)	14.44	29.32	117,234	1.54		1.54		2.10		103
Year ended 12/31/12	10.28	0.13	1.24	1.37	(0.27)	11.38	13.32	94,785	1.63		1.63		1.21		72
Year ended 12/31/11	10.74	0.21	(0.53)	(0.32)	(0.14)	10.28	(2.98)	98,542	1.56		1.56		1.91		86
Year ended 12/31/10	9.63	0.11	1.14	1.25	(0.14)	10.74	13.00	124,102	1.61		1.61		1.09		74
Class B
Year ended 12/31/14	13.66	0.39	(0.52)	(0.13)	(0.39)	13.14	(1.08)	3,580	2.20	(e)	2.21	(e)	2.80	(e)	64
Year ended 12/31/13	10.81	0.16	2.89	3.05	(0.20)	13.66	28.34	5,434	2.29		2.29		1.35		103
Year ended 12/31/12	9.74	0.05	1.17	1.22	(0.15)	10.81	12.53	6,626	2.38		2.38		0.46		72
Year ended 12/31/11	10.15	0.12	(0.50)	(0.38)	(0.03)	9.74	(3.74)	9,313	2.31		2.31		1.16		86
Year ended 12/31/10	9.09	0.03	1.08	1.11	(0.05)	10.15	12.18	14,370	2.36		2.36		0.34		74
Class C
Year ended 12/31/14	13.66	0.40	(0.52)	(0.12)	(0.41)	13.13	(1.06)	18,936	2.20	(e)	2.21	(e)	2.80	(e)	64
Year ended 12/31/13	10.79	0.17	2.89	3.06	(0.19)	13.66	28.42	14,099	2.29		2.29		1.35		103
Year ended 12/31/12	9.73	0.05	1.16	1.21	(0.15)	10.79	12.44	8,864	2.38		2.38		0.46		72
Year ended 12/31/11	10.13	0.12	(0.49)	(0.37)	(0.03)	9.73	(3.65)	9,298	2.31		2.31		1.16		86
Year ended 12/31/10	9.08	0.03	1.07	1.10	(0.05)	10.13	12.09	11,535	2.36		2.36		0.34		74
Class R
Year ended 12/31/14	14.46	0.49	(0.55)	(0.06)	(0.49)	13.91	(0.58)	1,627	1.70	(e)	1.71	(e)	3.30	(e)	64
Year ended 12/31/13	11.41	0.25	3.05	3.30	(0.25)	14.46	29.00	1,351	1.79		1.79		1.85		103
Year ended 12/31/12	10.30	0.11	1.23	1.34	(0.23)	11.41	13.01	931	1.88		1.88		0.96		72
Year ended 12/31/11	10.74	0.18	(0.52)	(0.34)	(0.10)	10.30	(3.13)	888	1.81		1.81		1.66		86
Year ended 12/31/10	9.63	0.08	1.14	1.22	(0.11)	10.74	12.68	1,146	1.86		1.86		0.84		74
Class Y
Year ended 12/31/14	14.49	0.57	(0.55)	0.02	(0.59)	13.92	(0.04)	10,067	1.20	(e)	1.21	(e)	3.80	(e)	64
Year ended 12/31/13	11.38	0.32	3.04	3.36	(0.25)	14.49	29.63	3,176	1.29		1.29		2.35		103
Year ended 12/31/12	10.29	0.16	1.23	1.39	(0.30)	11.38	13.55	756	1.38		1.38		1.46		72
Year ended 12/31/11	10.76	0.24	(0.54)	(0.30)	(0.17)	10.29	(2.76)	599	1.31		1.31		2.16		86
Year ended 12/31/10	9.65	0.13	1.15	1.28	(0.17)	10.76	13.27	720	1.36		1.36		1.34		74
Class R5
Year ended 12/31/14	14.63	0.61	(0.55)	0.06	(0.61)	14.08	0.21	13,373	0.97	(e)	0.98	(e)	4.03	(e)	64
Year ended 12/31/13	11.49	0.35	3.08	3.43	(0.29)	14.63	29.99	25,230	1.02		1.02		2.62		103
Year ended 12/31/12	10.39	0.20	1.25	1.45	(0.35)	11.49	13.96	18,609	1.06		1.06		1.78		72
Year ended 12/31/11	10.88	0.28	(0.54)	(0.26)	(0.23)	10.39	(2.44)	16,133	0.98		0.98		2.49		86
Year ended 12/31/10	9.77	0.17	1.17	1.34	(0.23)	10.88	13.76	18,770	0.97		0.97		1.73		74

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for fiscal years prior to December 31, 2012.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $140,918, $4,686, $18,602, $1,538, $9,221 and $17,657 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.

21                         Invesco Global Low Volatility Equity Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Funds Group)

and Shareholders of Invesco Global Low Volatility Equity Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Low Volatility Equity Yield Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 23, 2015

22                         Invesco Global Low Volatility Equity Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$890.80	$6.82	$1,018.00	$7.27	1.43%
B	1,000.00	887.00	10.37	1,014.22	11.07	2.18
C	1,000.00	887.50	10.37	1,014.22	11.07	2.18
R	1,000.00	889.30	8.00	1,016.74	8.54	1.68
Y	1,000.00	891.70	5.63	1,019.26	6.01	1.18
R5	1,000.00	892.70	4.48	1,020.47	4.79	0.94

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Global Low Volatility Equity Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	38.33%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Low Volatility Equity Yield Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms
N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 GLVEY-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2014

Invesco Income Allocation Fund Nasdaq: A: ALAAX ■ B: BLIAX ■ C: CLIAX ■ R: RLIAX ■ Y: ALAYX ■ R5: ILAAX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period, the US economy showed unmistakable signs of improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second and third quarters as employment data improved markedly. Given continuing positive economic trends, the US Federal Reserve (the Fed) ended its extraordinary asset purchase program in October – but it pledged in December to be “patient” before raising interest rates. Overseas, the story was much different. Concerns about economic stagnation and the potential for deflation depressed European markets, while the Chinese economy was hurt by a slowdown in manufacturing.

    Political change in Washington, DC; changes to monetary policy by the Fed and other central banks; the future direction of oil prices; and unexpected geopolitical events are likely to affect markets in the US and overseas in 2015. This may make some investors hesitant to begin to save for their long-term financial goals. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Income Allocation Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Income Allocation Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Class A shares of Invesco Income Allocation Fund, at net asset value (NAV), outperformed its style-specific benchmark, the Custom Income Allocation Index. Positive absolute performance from domestic fixed income drove results throughout the year. While 2014 began on an optimistic note, international markets, particularly in Europe and China, pulled back at various points during the year in reaction to economic and geopolitical concerns.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.44%
Class B Shares	7.63
Class C Shares	7.63
Class R Shares	8.26
Class Y Shares	8.71
Class R5 Shares	8.71
S&P 500 Index‚ (Broad Market Index)	13.69
Custom Income Allocation Index■ (Style-Specific Index)	8.22
Lipper Mixed-Asset Target Allocation Conservative Funds Index¿ (Peer Group Index)	4.67

Source(s): ‚FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.;

                  ¿Lipper Inc.

Market conditions and your Fund

The year ended December 31, 2014, experienced volatility from geopolitical issues and weak economic data but, overall, had strong performance in many fixed income markets, domestic equity markets and real estate. Commodities struggled and emerging markets were volatile.

    Equities, which had become a popular asset class, were largely negative through mid-March and only select markets, such as Europe and the US, broke into positive territory at the end of the first quarter. Overall, at the beginning of 2014, equities were off to a weak start. Government bonds generated attractive gains as investors sought perceived “safe havens” from equity and commodity volatility and geopolitical issues. Commodities were mixed, with the precious metals and agricultural complexes up strongly, while prices for industrial metals languished and energy-related commodities turned-in a mixed performance.

    In the second quarter of 2014, bond yields fell as geopolitical concerns drove demand for perceived “safe havens” assets. Bonds also benefited from weak economic data. Equities continued to climb higher after a weak start despite elevated valuations in key markets and lackluster economic data, which indicated that investor sentiment was likely the primary driver of returns. Prices of energy and metals rose on geopolitical fears. Agriculture prices tailed off over the quarter as more favorable weather patterns helped to alleviate concerns about poor crop yields.

Portfolio Composition
Asset Class	Target Allocation	% of Total Net Assets as of 12/31/14
Taxable Non-Investment Grade	31.25%	30.85%
Intermediate Term Taxable Investment Grade	23.75	23.44
Large Cap Value	23.00	22.74
International Blend	10.00	9.90
Real Estate	7.00	6.96
Short Term Taxable Investment Grade	5.00	4.98
Other Assets Less Liabilities	0.00	1.13

Based on the composition of the underlying funds.

    Capital markets were mixed for the third quarter of 2014. Government bonds generally saw yields decline as geopolitical concerns and evidence of slowing economic activity in Europe and Asia created perceived “safe-haven” demand. Developed equity markets were choppy with US small-cap equities, UK equities and Hong Kong equities trending lower while Japanese, US large-cap and European equities posted gains. Commodities were the clear loser in the third quarter as commodities registered price declines largely in response to the strength of the US dollar and, in many cases, a strong supply outlook.

    The final quarter of the year witnessed several key events that shaped asset returns for the reporting period. Chief among them was the October ending of a third round of quantitative easing and the Federal Reserve’s asset purchase program. The second key event was the Organization of the Petroleum Exporting Countries’ decision not to curtail production of crude oil despite a mounting supply glut and evidence of slowing demand. In the face of these events, government bond yields fell throughout the fourth quarter as investors sought safety. High-quality government bond prices were further supported by receding inflation expectations and weakening economic data outside the US. Stock markets contended with heightened volatility and ended mixed, with the US, Hong Kong and Japan posting gains while share prices in Europe and the UK turned negative. Across commodities, agriculture posted nominal gains while metals and particularly energy-related commodity prices fell.

    Invesco Dividend Income Fund, PowerShares Active U.S. Real Estate Fund, Invesco Premium Income Fund and Invesco Core Plus Bond Fund were the top contributors to performance for the

Total Net Assets	$290.9 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4                         Invesco Income Allocation Fund

reporting period. PowerShares International Dividend Achievers Portfolio and Invesco International Total Return Fund were the only detractors from Fund performance.

    Relative to the Fund’s style-specific index, PowerShares Active U.S. Real Estate Fund, Invesco Premium Income Fund and Invesco Dividend Income Fund were the largest contributors to performance. In contrast, Invesco Floating Rate Fund, Invesco International Total Return Fund and Invesco High Yield Fund were the largest detractors from relative performance for the reporting period.

    Please note that some of the underlying funds – which include, but are not limited to, Invesco Core Plus Bond Fund – may utilize derivatives such as futures contracts and swap agreements, including interest rate futures and credit derivatives, credit default swaps and/or credit default indexes.

    Finally, we thank you for your continued commitment to Invesco Income Allocation Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco Solutions, is

manager of Invesco Income Allocation Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

Assisted by the Invesco Solutions Team

5                         Invesco Income Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 10/31/05

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Income Allocation Fund

Average Annual Total Returns
As of 12/31/14, including maximum applicable sales charges

Class A Shares
Inception (10/31/05)	5.32%
5 Years	6.82
1 Year	2.50

Class B Shares
Inception (10/31/05)	5.28%
5 Years	6.92
1 Year	2.63

Class C Shares
Inception (10/31/05)	5.18%
5 Years	7.22
1 Year	6.63

Class R Shares
Inception (10/31/05)	5.71%
5 Years	7.76
1 Year	8.26

Class Y Shares
Inception	6.15%
5 Years	8.31
1 Year	8.71

Class R5 Shares
Inception (10/31/05)	6.24%
5 Years	8.31
1 Year	8.71

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 0.87%, 1.62%, 1.62%,

1.12%, 0.62% and 0.62%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.18%, 1.93%, 1.93%, 1.43%, 0.93% and 0.89%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.62% for Invesco Income Allocation Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2016. See current prospectus for more information.

7                         Invesco Income Allocation Fund

Invesco Income Allocation Fund’s investment objective is current income and, secondarily, growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading risk. Certain underlying funds engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying funds income and distributions to shareholders.
■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risk of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, an underlying fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
■	Concentration risk. To the extent, an underlying fund invests a greater amount in any one sector or industry, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.
■	Convertible securities risk. An underlying fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.
■	Credit risk. The issuer of instruments in which the underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Defaulted securities risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay an underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in an underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make an underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which an underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact an underlying fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes,

8                         Invesco Income Allocation Fund

nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Dollar roll transactions risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase.
■	Exchange-traded funds risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Investments in exchange-traded funds may involve duplication of management fees and certain other expenses, as the underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the underlying fund may invest are leveraged. The more the underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.
■	Financial institutions risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.
■	Floating rate securities risk. Some of the underlying funds may invest in senior secured floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.
■	Foreign currency tax risk. If the U.S. Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the underlying fund’s business of investing in securities, the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board may authorize a significant change in investment strategy or fund liquidation.
■	Foreign securities risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability; changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Fund-of-funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Income risk. The income you receive from an underlying fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from an underlying fund may drop as well.
■	Industry focus risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and overall economy.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Issuer-specific changes risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
■	Liquidity risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by an underlying fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

continued on page 10

9                         Invesco Income Allocation Fund

continued from page 9

■	Market trading risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.
■	Mortgage- and asset-backed securities risk. Certain of the underlying funds may invest in mortgage and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing the underlying fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.
■	Municipal securities risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and an underlying fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Non-correlation risk. The return of the underlying fund’s preferred equity segment may not match the return of the Index for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when re-balancing securities holdings to reflect changes in the Index. In addition, the performance of the preferred equity segment and the Index may vary due to asset valuation differences and differences between the preferred equity segment and the Index resulting from legal restrictions, cost or liquidity constraints.
■	Non-diversification risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Prepayment risk. An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit an underlying fund’s potential gains. Prepayments may require the underlying fund to replace the loan or debt security with a lower yielding security, adversely affecting an underlying fund’s yield.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Real estate investment trust (REIT) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, an underlying fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Sovereign debt risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
■	TBA transactions risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by an underlying fund when entering into the TBA transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the securities, exposing an underlying fund to further losses. Whether or not an underlying fund takes delivery of the securities at the termination date of a TBA

10                         Invesco Income Allocation Fund

transaction, an underlying fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. When an underlying fund enters into a short sale of a TBA mortgage it does not own, an underlying fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. A short position in a TBA mortgage poses more risk than holding the same TBA mortgage long. As there is no limit on how much the price of mortgage securities can increase, an underlying fund’s exposure is unlimited. An underlying fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. An underlying fund will earmark or segregate liquid assets in an amount at least equal to its exposure for the duration of the contract. An underlying fund will incur increased transaction costs associated with selling TBA mortgages short. In addition, taking short positions in TBA mortgages results in a form of leverage which could increase the volatility of an underlying fund’s share price.

■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.
■	Value investing style risk. Certain underlying funds emphasize a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
■	When-issued and delayed delivery risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, an underlying fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in an underlying fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
■	The Custom Income Allocation Index, created by Invesco to serve as a benchmark for Invesco Income Allocation Fund, is composed of the following indexes: Russell 3000® Index, MSCI EAFE® Index, FTSE NAREIT Equity REITs Index and Barclays U.S. Universal Index. The composition of the index may change based on the fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the fund’s objective.

■	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
■	The Russell 3000 Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The MSCI EAFE Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of US REITs. The index is computed using the net return which withholds applicable taxes for non-resident investors.
■	The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Euro-dollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

11                         Invesco Income Allocation Fund

Schedule of Investments

December 31, 2014

Invesco Income Allocation Fund

Schedule of Investments in Affiliated Issuers–98.87%(a)

	% of Net Assets 12/31/14	Value 12/31/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/14	Value 12/31/14
Domestic Equity Funds–22.74%
Invesco Diversified Dividend Fund	7.92%	$15,964,443	$7,980,122	$(2,408,061)	$1,390,025	$552,732	$379,412	1,259,066	$23,040,914
Invesco Dividend Income Fund	14.82%	28,563,972	13,608,337	(3,173,834)	4,098,137	431,288	863,963	2,056,618	43,106,716
Total Domestic Equity Funds		44,528,415	21,588,459	(5,581,895)	5,488,162	984,020	1,243,375		66,147,630

Fixed-Income Funds–64.25%
Invesco Core Plus Bond Fund	14.96%	26,801,034	16,315,108	(365,840)	787,299	(5,710)	1,469,951	4,012,156	43,531,891
Invesco Corporate Bond Fund	8.48%	14,922,354	9,398,221	(203,911)	551,172	(4,733)	835,332	3,387,789	24,663,103
Invesco Floating Rate Fund	6.98%	12,775,875	8,312,975	(167,926)	(622,607)	(1,109)	734,651	2,629,172	20,297,208
Invesco High Yield Fund	10.22%	18,768,241	12,462,792	(245,892)	(1,234,603)	(3,567)	1,417,951	6,934,026	29,746,971
Invesco International Total Return Fund	4.98%	9,045,510	6,326,415	(213,052)	(655,271)	179,763	155,780	1,407,070	14,492,819
Invesco Premium Income Fund	13.65%	23,616,083	15,495,417	(335,853)	939,851	(15,051)	1,626,352	3,865,672	39,700,447
Invesco Short Term Bond Fund	4.98%	8,929,978	5,810,798	(119,947)	(126,617)	(508)	249,075	1,681,404	14,493,704
Total Fixed-Income Funds		114,859,075	74,121,726	(1,652,421)	(360,776)	149,085	6,489,092		186,926,143

Foreign Equity Funds–4.92%
PowerShares International Dividend Achievers Portfolio–ETF	4.92%	9,268,878	6,297,531	(502,204)	(729,837)	(4,219)	424,128	818,398	14,330,149

Real Estate Funds–6.96%
PowerShares Active U.S. Real Estate Fund–ETF	6.96%	10,964,672	5,444,428	(286,898)	4,131,196	(9,085)	233,135	271,984	20,244,313
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $274,643,856)	98.87%	$179,621,040	$107,452,144	$(8,023,418)	$8,528,745	$1,119,801 (b)	$8,389,730		$287,648,235
OTHER ASSETS LESS LIABILITIES	1.13%								3,298,261
NET ASSETS	100.00%								$290,946,496
Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Class R6 shares of the mutual funds listed and the Fund shares of the exchange-traded funds.
(b)	Includes $438,347, $421,184 and $190,546 of capital gains distributions from affiliated underlying funds for Invesco Diversified Dividend Fund, Invesco Dividend Income Fund and Invesco International Total Return Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Income Allocation Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in affiliated underlying funds, at value (Cost $274,643,856)	$287,648,235
Cash	1,809,936
Receivable for:
Fund shares sold	2,058,006
Fund expenses absorbed	60,588
Investment for trustee deferred compensation and retirement plans	42,267
Other assets	45,208
Total assets	291,664,240

Liabilities:
Payable for:
Investments purchased — affiliated underlying funds	213,327
Fund shares reacquired	258,070
Accrued fees to affiliates	166,414
Accrued trustees’ and officers’ fees and benefits	499
Accrued other operating expenses	34,149
Trustee deferred compensation and retirement plans	45,285
Total liabilities	717,744
Net assets applicable to shares outstanding	$290,946,496

Net assets consist of:
Shares of beneficial interest	$283,638,891
Undistributed net investment income	592,572
Undistributed net realized gain (loss)	(6,289,346)
Net unrealized appreciation	13,004,379
$290,946,496

Net Assets:
Class A	$199,833,625
Class B	$4,357,008
Class C	$68,770,710
Class R	$3,072,718
Class Y	$14,030,601
Class R5	$881,834

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	17,874,424
Class B	389,308
Class C	6,144,563
Class R	274,679
Class Y	1,255,073
Class R5	78,853
Class A:
Net asset value per share	$11.18
Maximum offering price per share
(Net asset value of $11.18 ÷ 94.50%)	$11.83
Class B:
Net asset value and offering price per share	$11.19
Class C:
Net asset value and offering price per share	$11.19
Class R:
Net asset value and offering price per share	$11.19
Class Y:
Net asset value and offering price per share	$11.18
Class R5:
Net asset value and offering price per share	$11.18

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Income Allocation Fund

Statement of Operations

For the year ended December 31, 2014

Investment income:
Dividends from affiliated underlying funds	$8,389,730
Other Income	2,750
Total investment income	8,392,480

Expenses:
Administrative services fees	77,582
Custodian fees	8,597
Distribution fees:
Class A	406,432
Class B	49,092
Class C	513,797
Class R	14,105
Transfer agent fees — A, B, C, R and Y	322,226
Transfer agent fees — R5	524
Trustees’ and officers’ fees and benefits	25,484
Registration and filing fees	102,809
Other	91,202
Total expenses	1,611,850
Less: Expenses reimbursed and expense offset arrangement(s)	(628,799)
Net expenses	983,051
Net investment income	7,409,429

Realized and unrealized gain from investments in affiliated underlying fund shares
Net realized gain on sales of affiliated underlying fund shares	69,724
Net realized gain from distributions of affiliated underlying fund shares	1,050,077
Net realized gain from affiliated underlying fund shares	1,119,801
Change in net unrealized appreciation of affiliated underlying fund shares	8,528,745
Net gain from affiliated underlying funds	9,648,546
Net increase in net assets resulting from operations	$17,057,975

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Income Allocation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$7,409,429	$4,842,513
Net realized gain	1,119,801	6,340,868
Change in net unrealized appreciation (depreciation)	8,528,745	(2,351,736)
Net increase in net assets resulting from operations	17,057,975	8,831,645

Distributions to shareholders from net investment income:
Class A	(6,037,241)	(3,779,824)
Class B	(139,118)	(146,546)
Class C	(1,547,611)	(860,731)
Class R	(96,092)	(60,300)
Class Y	(269,047)	(105,900)
Class R5	(21,501)	(10,486)
Total distributions from net investment income	(8,110,610)	(4,963,787)

Share transactions–net:
Class A	61,899,402	43,083,981
Class B	(1,034,400)	(990,257)
Class C	28,462,440	13,871,403
Class R	900,397	91,709
Class Y	11,121,929	354,922
Class R5	580,818	49,908
Net increase in net assets resulting from share transactions	101,930,586	56,461,666
Net increase in net assets	110,877,951	60,329,524

Net assets:
Beginning of year	180,068,545	119,739,021
End of year (includes undistributed net investment income of $592,572 and $1,019,536, respectively)	$290,946,496	$180,068,545

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Income Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is current income and, secondarily, growth of capital.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange traded funds advised by Invesco PowerShares Capital Management LLC (“PowerShares Capital”), an affiliate of Invesco. Invesco and PowerShares Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publically available.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

15                         Invesco Income Allocation Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

16                         Invesco Income Allocation Fund

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further in Note 11.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2016, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 0.25%, 1.00%, 1.00%, 0.50%, 0.00% and 0.00% of average daily net assets, respectively. In determining Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2016. The fee waiver agreement cannot be terminated during its term.

For the year ended December 31, 2014, the Adviser reimbursed Fund level expenses of $306,048 and reimbursed class level expenses of $229,300, $6,924, $72,469, $3,979, $9,041 and $524 of Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund,

17                         Invesco Income Allocation Fund

subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2014, IDI advised the Fund that IDI retained $210,897 in front-end sales commissions from the sale of Class A shares and $1,818, $1,775 and $2,333 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

The underlying Invesco funds pay no distribution fees for Class R6 and the Fund pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2014, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $514.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Income Allocation Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$8,110,610	$4,963,787

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$633,750
Undistributed long-term gain	174,192
Net unrealized appreciation — investments	6,540,841
Temporary book/tax differences	(41,178)
Shares of beneficial interest	283,638,891
Total net assets	$290,946,496

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $762,969 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of December 31, 2014.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $107,452,144 and $8,023,418, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$8,200,005
Aggregate unrealized (depreciation) of investment securities	(1,659,164)
Net unrealized appreciation of investment securities	$6,540,841

Cost of investments for tax purposes is $281,107,394.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions from underlying funds, on December 31, 2014, undistributed net investment income was increased by $274,217 and undistributed net realized gain (loss) was decreased by $274,217. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Income Allocation Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	7,569,377	$84,036,422	6,302,752	$66,696,433
Class B	70,323	774,538	96,462	1,022,570
Class C	3,820,891	42,459,945	2,192,131	23,321,703
Class R	197,777	2,171,947	70,996	755,320
Class Y	1,185,022	13,132,580	270,780	2,885,674
Class R5	56,441	625,310	10,426	111,104

Issued as reinvestment of dividends:
Class A	465,332	5,139,587	303,609	3,195,604
Class B	11,024	121,760	11,935	125,791
Class C	119,287	1,318,971	69,283	729,683
Class R	8,695	96,092	5,719	60,294
Class Y	14,473	159,902	7,712	81,094
Class R5	1,890	20,917	949	9,985

Automatic conversion of Class B shares to Class A shares:
Class A	96,348	1,067,889	77,760	825,697
Class B	(96,251)	(1,067,889)	(77,720)	(825,697)

Reacquired:
Class A	(2,561,027)	(28,344,496)	(2,620,452)	(27,633,753)
Class B	(77,910)	(862,809)	(124,210)	(1,312,921)
Class C	(1,385,178)	(15,316,476)	(964,030)	(10,179,983)
Class R	(123,119)	(1,367,642)	(68,273)	(723,905)
Class Y	(196,847)	(2,170,553)	(247,856)	(2,611,846)
Class R5	(5,979)	(65,409)	(6,717)	(71,181)
Net increase in share activity	9,170,569	$101,930,586	5,311,256	$56,461,666

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 51% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20                         Invesco Income Allocation Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/14	$10.69	$0.38	$0.51	$0.89	$(0.40)	$11.18	8.44%	$199,834	0.25	%(e)	0.52	%(e)	3.42	%(e)	4%
Year ended 12/31/13	10.38	0.36	0.31	0.67	(0.36)	10.69	6.53	131,485	0.25		0.56		3.39		24
Year ended 12/31/12	9.62	0.40	0.72	1.12	(0.36)	10.38	11.83	85,518	0.26		0.63		3.96		20
Year ended 12/31/11	9.64	0.39	(0.05)	0.34	(0.36)	9.62	3.54	63,727	0.28		0.65		4.00		11
Year ended 12/31/10	9.13	0.40	0.50	0.90	(0.39)	9.64	10.02	55,556	0.28		0.67		4.22		16
Class B
Year ended 12/31/14	10.70	0.30	0.51	0.81	(0.32)	11.19	7.63	4,357	1.00	(e)	1.27	(e)	2.67	(e)	4
Year ended 12/31/13	10.39	0.28	0.31	0.59	(0.28)	10.70	5.73	5,157	1.00		1.31		2.64		24
Year ended 12/31/12	9.63	0.32	0.72	1.04	(0.28)	10.39	10.98	5,980	1.01		1.38		3.21		20
Year ended 12/31/11	9.65	0.31	(0.05)	0.26	(0.28)	9.63	2.77	6,592	1.03		1.40		3.25		11
Year ended 12/31/10	9.13	0.33	0.51	0.84	(0.32)	9.65	9.31	6,811	1.03		1.42		3.47		16
Class C
Year ended 12/31/14	10.70	0.30	0.51	0.81	(0.32)	11.19	7.63	68,771	1.00	(e)	1.27	(e)	2.67	(e)	4
Year ended 12/31/13	10.39	0.28	0.31	0.59	(0.28)	10.70	5.73	38,400	1.00		1.31		2.64		24
Year ended 12/31/12	9.63	0.32	0.72	1.04	(0.28)	10.39	10.98	23,814	1.01		1.38		3.21		20
Year ended 12/31/11	9.65	0.31	(0.05)	0.26	(0.28)	9.63	2.77	20,669	1.03		1.40		3.25		11
Year ended 12/31/10	9.14	0.33	0.50	0.83	(0.32)	9.65	9.18	19,802	1.03		1.42		3.47		16
Class R
Year ended 12/31/14	10.69	0.35	0.52	0.87	(0.37)	11.19	8.26	3,073	0.50	(e)	0.77	(e)	3.17	(e)	4
Year ended 12/31/13	10.38	0.33	0.31	0.64	(0.33)	10.69	6.27	2,046	0.50		0.81		3.14		24
Year ended 12/31/12	9.62	0.38	0.72	1.10	(0.34)	10.38	11.55	1,899	0.51		0.88		3.71		20
Year ended 12/31/11	9.65	0.36	(0.06)	0.30	(0.33)	9.62	3.18	1,173	0.53		0.90		3.75		11
Year ended 12/31/10	9.13	0.37	0.51	0.88	(0.36)	9.65	9.86	1,078	0.53		0.92		3.97		16
Class Y
Year ended 12/31/14	10.69	0.41	0.51	0.92	(0.43)	11.18	8.71	14,031	0.00	(e)	0.27	(e)	3.67	(e)	4
Year ended 12/31/13	10.38	0.38	0.31	0.69	(0.38)	10.69	6.80	2,697	0.00		0.31		3.64		24
Year ended 12/31/12	9.62	0.43	0.72	1.15	(0.39)	10.38	12.12	2,302	0.01		0.38		4.21		20
Year ended 12/31/11	9.65	0.41	(0.06)	0.35	(0.38)	9.62	3.70	1,502	0.03		0.40		4.25		11
Year ended 12/31/10	9.13	0.42	0.51	0.93	(0.41)	9.65	10.42	757	0.03		0.42		4.47		16
Class R5
Year ended 12/31/14	10.69	0.41	0.51	0.92	(0.43)	11.18	8.71	882	0.00	(e)	0.23	(e)	3.67	(e)	4
Year ended 12/31/13	10.38	0.38	0.31	0.69	(0.38)	10.69	6.80	283	0.00		0.27		3.64		24
Year ended 12/31/12	9.62	0.43	0.72	1.15	(0.39)	10.38	12.12	227	0.01		0.30		4.21		20
Year ended 12/31/11	9.64	0.41	(0.05)	0.36	(0.38)	9.62	3.81	27	0.03		0.34		4.25		11
Year ended 12/31/10	9.13	0.42	0.50	0.92	(0.41)	9.64	10.30	11	0.03		0.33		4.47		16

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.62%, 0.60%, 0.65%, 0.65% and 0.60% for the years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $162,573, $4,909, $51,380, $2,821, $6,410 and $525 for Class A, Class B, Class C, Class R, Class Y, and Class R5 shares, respectively.

21                         Invesco Income Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Income Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Income Allocation Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 23, 2015

22                         Invesco Income Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014, through December 31, 2014.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,011.70	$1.27	$1,023.95	$1.28	0.25%
B	1,000.00	1,007.90	5.06	1,020.16	5.09	1.00
C	1,000.00	1,007.90	5.06	1,020.16	5.09	1.00
R	1,000.00	1,010.40	2.53	1,022.68	2.55	0.50
Y	1,000.00	1,013.00	0.00	1,025.21	0.00	0.00
R5	1,000.00	1,012.90	0.00	1,025.21	0.00	0.00

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Income Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Qualified Dividend Income*	24.28%
Corporate Dividends Received Deduction*	18.94%
U.S. Treasury Obligations*	1.52%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Income Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Income Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Income Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Income Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Income Allocation Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 INCAL-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2014

Invesco International Allocation Fund Nasdaq: A: AINAX ■ B: INABX ■ C: INACX ■ R: RINAX ■ Y: AINYX ■ R5: INAIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period, the US economy showed unmistakable signs of improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second and third quarters as employment data improved markedly. Given continuing positive economic trends, the US Federal Reserve (the Fed) ended its extraordinary asset purchase program in October – but it pledged in December to be “patient” before raising interest rates. Overseas, the story was much different. Concerns about economic stagnation and the potential for deflation depressed European markets, while the Chinese economy was hurt by a slowdown in manufacturing.

    Political change in Washington, DC; changes to monetary policy by the Fed and other central banks; the future direction of oil prices; and unexpected geopolitical events are likely to affect markets in the US and overseas in 2015. This may make some investors hesitant to begin to save for their long-term financial goals. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco International Allocation Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco International Allocation Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco International Allocation Fund had negative returns but, at net asset value (NAV), outperformed its broad market/ style-specific benchmark, the MSCI All Country World ex-US Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.78%
Class B Shares	-2.52
Class C Shares	-2.52
Class R Shares	-2.05
Class Y Shares	-1.52
Class R5 Shares	-1.35
MSCI All Country World ex-US Index‚ (Broad Market/Style-Specific Index)	-3.87
Lipper International Multi-Cap Core Funds Index■ (Peer Group Index)	-4.65

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

While 2014 began on an optimistic note, global equity markets pulled back at various points during the year in reaction to economic and geopolitical concerns. In the US, concerns centered around the potential negative effects of the US Federal Reserve reducing the scope of its asset purchase program beginning in early 2014; it ended all purchases in October. Global equity markets also declined in response to an Argentine sovereign bond default, eurozone banking concerns and geopolitical tensions in Ukraine and the Middle East, which weakened the outlook for global economic growth.

    Advanced economies such as the UK and US saw an economic rebound that, while modest, was stronger than in

Europe, where a nascent recovery stalled. While a more supportive monetary policy in the eurozone failed to ignite dramatic economic recovery, it briefly boosted European equity prices despite having little effect on corporate earnings. Meanwhile, the Bank of Japan remained committed to extraordinary monetary stimulus.

    Equity market performance in emerging markets was mixed. In Russia, markets declined significantly as a result of a sharp drop in the price of energy, recession concerns and a sharp decline in the value of the ruble. China continued to face headwinds and struggled to balance structural reforms with its desire to maintain satisfactory growth, while equity markets in other Asian countries, including India, Indonesia and the Philippines, experienced gains.

    In this environment, the Fund posted negative returns but outperformed the MSCI All Country World ex-US Index. The Fund is a “fund-of-funds” and invests in other underlying Invesco mutual funds or Invesco exchange-traded funds. Within the underlying funds, Invesco International Small Company Fund and PowerShares International Dividend Achievers Portfolio were the top detractors from absolute performance for the reporting period.

    Stock selection and overweight exposure to Canada in Invesco International Small Company Fund detracted from both absolute and relative returns versus the Fund’s broad market/style-specific index. Particular weakness was seen in the underlying fund’s Canadian energy holdings, which were significantly hurt by sharply declining oil prices.

    Invesco International Growth Fund contributed to Fund performance on an absolute and relative basis. Within Invesco International Growth Fund, stock selection in the UK, Singapore and Australia was the primary driver of performance and contributed to the underlying fund’s performance. The UK, Singapore and Australia were also the top country-level contributors within Invesco International Growth Fund for the reporting period. Overweight exposure to Ireland and Israel and no exposure in the weak Russian market were supportive on a relative basis versus the Fund’s broad market/style-specific benchmark. Stock selection in the underlying fund is driven by the underlying fundamentals of each individual company, not by any top-down macroeconomic views. This focus on bottom-up stock selection is the key driver of the Fund’s overall performance.

Portfolio Composition

Asset Class	Target Allocation	% of Total Net Assets as of 12/31/14
International/Global Growth	32.50%	32.49%
International/Global Blend	31.00	30.93
International/Global Value	27.50	27.41
Emerging Markets	9.00	8.99
Cash Equivalents Plus Other Assets Less Liabilities	0.00	0.18

Based on the composition of the underlying funds.

Total Net Assets	$175.2 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4                         Invesco International Allocation Fund

    In closing, volatile markets can test an investor’s resolve, but it’s worth remembering that real investment opportunity can present itself when the markets are turbulent.

    We welcome new investors who joined the Fund during the year, and we thank our shareholders for your continued investment in Invesco International Allocation Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco Solutions, is
manager of Invesco International Allocation Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

Assisted by the Invesco Solutions Team

5                         Invesco International Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 10/31/05

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco International Allocation Fund

Average Annual Total Returns
As of 12/31/14, including maximum applicable sales charges

Class A Shares
Inception (10/31/05)	3.89%
5 Years	4.06
1 Year	-7.15

Class B Shares
Inception (10/31/05)	3.85%
5 Years	4.12
1 Year	-7.35

Class C Shares
Inception (10/31/05)	3.75%
5 Years	4.46
1 Year	-3.48

Class R Shares
Inception (10/31/05)	4.28%
5 Years	5.00
1 Year	-2.05

Class Y Shares
Inception	4.71%
5 Years	5.51
1 Year	-1.52

Class R5 Shares
Inception (10/31/05)	4.86%
5 Years	5.64
1 Year	-1.35

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.52%, 2.27%, 2.27%, 1.77%, 1.27% and 1.06%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses on the Fund’s Class A, Class B, Class C, Class R and Class Y shares in the past, performance would have been lower.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.88% for Invesco International Allocation Fund.

7                         Invesco International Allocation Fund

Invesco International Allocation Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Concentration risk. To the extent, an underlying fund invests a greater amount in any one sector or industry, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay an underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in an underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make an underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which an underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact an underlying fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for certain underlying funds than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than certain underlying funds to implement their investment strategy.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

timely information than those in developed countries.

■	Dividend paying security risk. Securities that pay high dividends as a group can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies’ dividend payments may affect the Fund.
■	Financial services sector risk. The financial services sector is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services sector depends on the availability and cost of money and may fluctuate significantly in response to changes in government regulation, interest rates and general economic conditions. Businesses in the financial sector often operate with substantial financial leverage.
■	Foreign securities risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability; changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Fund-of-funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.
■	Geographic focus risk. From time to time an underlying fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If an underlying fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An underlying fund’s investment performance may also be more volatile if it focuses its

8                         Invesco International Allocation Fund

investments in certain countries, especially emerging market countries.

■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Indexing risk. Unlike many investment companies, certain underlying exchange-traded funds do not utilize an investing strategy that seeks returns in excess of their benchmark indices. Such underlying exchange-traded funds would not necessarily buy or sell a security due to its general underperformance, unless that security is added to or removed from the applicable benchmark index.
■	Investing in the European Union risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.
■	Issuer-specific changes risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
■	Management risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by an underlying fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Market trading risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.
■	Non-correlation risk. An underlying fund’s return may not match the return of the underlying index of certain underlying exchange-traded funds for a number of reasons. For example, the Fund incurs operating expenses not applicable to the underlying index, and incurs costs in buying and selling securities, especially when rebalancing an underlying fund’s securities holdings to reflect changes in the composition of an underlying index of certain underlying exchange-traded funds. In addition, the performance of an underlying fund and an underlying index of certain underlying exchange-traded funds may vary due to asset valuation differences and differences between an underlying fund’s portfolio and the underlying index of certain underlying exchange-traded funds resulting from legal restrictions, cost or liquidity constraints.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Small-and mid-capitalization risks. Stocks of small-and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small - and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The MSCI All Country World ex-US Index is an index considered representative of developed and emerging market stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Lipper International Multi-Cap Core Funds Index is an unmanaged index considered representative of international multicap core funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9                         Invesco International Allocation Fund

Schedule of Investments

December 31, 2014

Invesco International Allocation Fund

Schedule of Investments in Affiliated Issuers–100.12%(a)

	% of Net Assets 12/31/14	Value 12/31/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)(b)		Dividend Income	Shares 12/31/14	Value 12/31/14
Foreign Equity Funds–99.82%
Invesco Developing Markets Fund	4.49%	$8,006,446	$1,243,225	$(907,377)	$(415,539)	$68,235		$119,555	258,673	$7,858,474
Invesco Emerging Market Equity Fund	4.50%	8,472,093	723,151	(945,015)	(291,039)	(68,011)		59,556	1,124,099	7,891,179
Invesco International Core Equity Fund	30.93%	58,302,709	9,312,889	(9,859,316)	(2,084,363)	978,419		817,524	5,133,435	54,209,074
Invesco International Growth Fund	22.53%	43,700,203	4,597,323	(7,028,907)	(1,727,422)	1,229,841		671,753	1,208,035	39,478,585
Invesco International Small Company Fund	9.96%	18,919,003	4,412,325	(3,329,194)	(2,390,372)	1,189,391		329,652	955,528	17,457,494
PowerShares International Dividend Achievers Portfolio–ETF	27.41%	53,188,502	2,332,633	(5,068,984)	(2,662,295)	248,549		1,904,739	2,743,484	48,038,405
Total Foreign Equity Funds		190,588,956	22,621,546	(27,138,793)	(9,571,030)	3,646,424		3,902,779		174,933,211

Money Market Funds–0.30%
Liquid Assets Portfolio–Institutional Class	0.15%	411,867	9,132,274	(9,286,392)	—	—		130	257,749	257,749
Premier Portfolio–Institutional Class	0.15%	411,867	9,132,273	(9,286,392)	—	—		41	257,748	257,748
Total Money Market Funds		823,734	18,264,547	(18,572,784)	—	—		171		515,497
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $167,850,793)	100.12%	$191,412,690	$40,886,093	$(45,711,577)	$(9,571,030)	$3,646,424	(b)	$3,902,950		$175,448,708
OTHER ASSETS LESS LIABILITIES	(0.12)%									(200,708)
NET ASSETS	100.00%									$175,248,000

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Class R6 shares of the mutual funds listed and the Fund shares of the exchange-traded fund.
(b)	Includes $136,516, $2,441,264, $1,292,453 and $1,343,659 of capital gains from affiliated underlying funds for Invesco Developing Markets Fund, Invesco International Core Equity Fund, Invesco International Growth Fund and Invesco International Small Company Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco International Allocation Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in affiliated underlying funds, at value (Cost $167,850,793)	$175,448,708
Receivable for:
Investments sold — affiliated underlying funds	516,407
Fund shares sold	92,141
Dividends from affiliated underlying funds	28
Investment for trustee deferred compensation and retirement plans	57,211
Other assets	30,483
Total assets	176,144,978

Liabilities:
Payable for:
Fund shares reacquired	641,485
Accrued fees to affiliates	162,178
Accrued trustees’ and officers’ fees and benefits	355
Accrued other operating expenses	29,027
Trustee deferred compensation and retirement plans	63,933
Total liabilities	896,978
Net assets applicable to shares outstanding	$175,248,000

Net assets consist of:
Shares of beneficial interest	$262,041,898
Undistributed net investment income	(59,729)
Undistributed net realized gain (loss)	(94,332,084)
Net unrealized appreciation	7,597,915
$175,248,000

Net Assets:
Class A	$128,451,784
Class B	$5,275,798
Class C	$27,873,755
Class R	$6,259,711
Class Y	$7,345,192
Class R5	$41,760

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	12,017,497
Class B	493,323
Class C	2,607,186
Class R	585,447
Class Y	689,595
Class R5	3,909
Class A:
Net asset value per share	$10.69
Maximum offering price per share
(Net asset value of $10.69 ÷ 94.50%)	$11.31
Class B:
Net asset value and offering price per share	$10.69
Class C:
Net asset value and offering price per share	$10.69
Class R:
Net asset value and offering price per share	$10.69
Class Y:
Net asset value and offering price per share	$10.65
Class R5:
Net asset value and offering price per share	$10.68

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco International Allocation Fund

Statement of Operations

For the year ended December 31, 2014

Investment income:
Dividends from affiliated underlying funds	$3,902,950
Other Income	3,479
Total investment income	3,906,429

Expenses:
Administrative services fees	50,000
Custodian fees	7,671
Distribution fees:
Class A	339,696
Class B	73,350
Class C	298,377
Class R	33,060
Transfer agent fees — A, B, C, R and Y	466,270
Transfer agent fees — R5	187
Trustees’ and officers’ fees and benefits	25,864
Registration and filing fees	78,736
Other	86,837
Total expenses	1,460,048
Less: Expense offset arrangement(s)	(1,338)
Net expenses	1,458,710
Net investment income	2,447,719

Realized and unrealized gain (loss) from:
Net realized gain (loss) on sales of affiliated underlying fund shares	(1,567,468)
Net realized gain from distributions of affiliated underlying fund shares	5,213,892
3,646,424
Change in net unrealized appreciation (depreciation) of affiliated underlying fund shares	(9,571,030)
Net gain (loss) from affiliated underlying funds	(5,924,606)
Net increase (decrease) in net assets resulting from operations	$(3,476,887)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco International Allocation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$2,447,719	$2,179,906
Net realized gain (loss)	3,646,424	(2,279,062)
Change in net unrealized appreciation (depreciation)	(9,571,030)	21,998,312
Net increase (decrease) in net assets resulting from operations	(3,476,887)	21,899,156

Distributions to shareholders from net investment income:
Class A	(2,138,432)	(1,919,174)
Class B	(46,784)	(64,632)
Class C	(234,570)	(214,028)
Class R	(90,024)	(75,910)
Class Y	(133,497)	(132,984)
Class R5	(5,178)	(21,908)
Total distributions from net investment income	(2,648,485)	(2,428,636)

Share transactions–net:
Class A	(3,146,300)	(3,401,253)
Class B	(3,544,461)	(2,661,470)
Class C	(1,375,399)	(728,178)
Class R	70,103	213,760
Class Y	(306,337)	425,840
Class R5	(1,152,871)	849,993
Net increase (decrease) in net assets resulting from share transactions	(9,455,265)	(5,301,308)
Net increase (decrease) in net assets	(15,580,637)	14,169,212

Net assets:
Beginning of year	190,828,637	176,659,425
End of year (includes undistributed net investment income of $(59,729) and $(55,799), respectively)	$175,248,000	$190,828,637

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco International Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide long-term growth of capital.

The Fund is a “fund of funds,” in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (“Invesco”) and exchange traded funds advised by Invesco PowerShares Capital Management LLC (“PowerShares Capital”), an affiliate of Invesco. Invesco and PowerShares Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publically available.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

13                         Invesco International Allocation Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

14                         Invesco International Allocation Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within Note 11.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after expene reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

15                         Invesco International Allocation Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2014, IDI advised the Fund that IDI retained $40,150 in front-end sales commissions from the sale of Class A shares and $443, $2,357 and $1,104 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

The underlying Invesco funds pay no distribution fees for Class R6 and the Fund pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2014, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,338.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

16                         Invesco International Allocation Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$2,648,485	$2,428,636

Tax Components of Net Assets at Period-End:

2014
Net unrealized appreciation (depreciation) — investments	$(18,264,041)
Temporary book/tax differences	(59,728)
Capital loss carryforward	(68,470,129)
Shares of beneficial interest	262,041,898
Total net assets	$175,248,000

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $4,460,259 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$27,122,541	$—	$27,122,541
December 31, 2017	23,283,288	—	23,283,288
December 31, 2018	9,317,140	—	9,317,140
Not subject to expiration	257,564	8,489,596	8,747,160
	$59,980,533	$8,489,596	$68,470,129

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $22,621,546 and $27,138,793, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$11,745,598
Aggregate unrealized (depreciation) of investment securities	(30,009,639)
Net unrealized appreciation (depreciation) of investment securities	$(18,264,041)

Cost of investments for tax purposes is $193,712,749.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions from underlying funds, on December 31, 2014, undistributed net investment income was increased by $196,836, undistributed net realized gain (loss) was decreased by $186,831 and shares of beneficial interest was decreased by $10,005. This reclassification had no effect on the net assets of the Fund.

17                         Invesco International Allocation Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	1,961,296	$21,922,387	2,386,055	$24,928,583
Class B	17,676	199,727	47,633	493,815
Class C	437,812	4,889,538	483,201	5,072,727
Class R	146,752	1,640,369	206,214	2,125,929
Class Y	229,043	2,568,918	235,753	2,439,778
Class R5	3,422	38,309	81,932	872,718

Issued as reinvestment of dividends:
Class A	187,034	1,961,988	163,169	1,752,423
Class B	4,158	43,657	5,622	60,328
Class C	20,252	212,646	18,500	198,509
Class R	8,565	89,931	7,056	75,786
Class Y	8,471	88,603	8,016	85,776
Class R5	416	4,366	1,946	20,902

Automatic conversion of Class B shares to Class A shares:
Class A	208,510	2,334,929	94,120	983,537
Class B	(209,218)	(2,334,929)	(94,452)	(983,537)

Reacquired:
Class A	(2,634,192)	(29,365,604)	(2,976,760)	(31,065,796)
Class B	(130,631)	(1,452,916)	(214,440)	(2,232,076)
Class C	(585,471)	(6,477,583)	(577,384)	(5,999,414)
Class R	(149,297)	(1,660,197)	(192,318)	(1,987,955)
Class Y	(269,507)	(2,963,858)	(201,475)	(2,099,714)
Class R5	(107,255)	(1,195,546)	(4,094)	(43,627)
Net increase (decrease) in share activity	(852,164)	$(9,455,265)	(521,706)	$(5,301,308)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 38% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

18                         Invesco International Allocation Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(e)
Class A
Year ended 12/31/14	$11.07	$0.16	$(0.36)	$(0.20)	$(0.18)	$10.69	(1.78)%	$128,452	0.63	%(f)	0.63	%(f)	1.46	%(f)	12%
Year ended 12/31/13	9.94	0.14	1.15	1.29	(0.16)	11.07	13.02	136,055	0.64		0.64		1.36		8
Year ended 12/31/12	9.07	0.14	1.09	1.23	(0.36)	9.94	13.62	125,566	0.60		0.68		1.42		6
Year ended 12/31/11	10.10	0.20	(1.07)	(0.87)	(0.16)	9.07	(8.57)	123,677	0.43		0.66		1.97		11
Year ended 12/31/10	9.20	0.14	0.96	1.10	(0.20)	10.10	12.04	140,375	0.43		0.64		1.50		6
Class B
Year ended 12/31/14	11.06	0.08	(0.36)	(0.28)	(0.09)	10.69	(2.52)	5,276	1.38	(f)	1.38	(f)	0.71	(f)	12
Year ended 12/31/13	9.94	0.06	1.14	1.20	(0.08)	11.06	12.09	8,974	1.39		1.39		0.61		8
Year ended 12/31/12	8.98	0.06	1.08	1.14	(0.18)	9.94	12.78	10,606	1.35		1.43		0.67		6
Year ended 12/31/11	9.97	0.12	(1.04)	(0.92)	(0.07)	8.98	(9.21)	12,392	1.18		1.41		1.22		11
Year ended 12/31/10	9.09	0.07	0.94	1.01	(0.13)	9.97	11.18	17,336	1.18		1.39		0.75		6
Class C
Year ended 12/31/14	11.06	0.08	(0.36)	(0.28)	(0.09)	10.69	(2.52)	27,874	1.38	(f)	1.38	(f)	0.71	(f)	12
Year ended 12/31/13	9.94	0.06	1.14	1.20	(0.08)	11.06	12.09	30,241	1.39		1.39		0.61		8
Year ended 12/31/12	8.98	0.06	1.08	1.14	(0.18)	9.94	12.78	27,929	1.35		1.43		0.67		6
Year ended 12/31/11	9.97	0.12	(1.04)	(0.92)	(0.07)	8.98	(9.21)	29,727	1.18		1.41		1.22		11
Year ended 12/31/10	9.09	0.07	0.94	1.01	(0.13)	9.97	11.18	40,020	1.18		1.39		0.75		6
Class R
Year ended 12/31/14	11.07	0.14	(0.37)	(0.23)	(0.15)	10.69	(2.05)	6,260	0.88	(f)	0.88	(f)	1.21	(f)	12
Year ended 12/31/13	9.94	0.12	1.14	1.26	(0.13)	11.07	12.74	6,412	0.89		0.89		1.11		8
Year ended 12/31/12	9.04	0.11	1.09	1.20	(0.30)	9.94	13.35	5,554	0.85		0.93		1.17		6
Year ended 12/31/11	10.06	0.17	(1.06)	(0.89)	(0.13)	9.04	(8.81)	4,929	0.68		0.91		1.72		11
Year ended 12/31/10	9.16	0.12	0.96	1.08	(0.18)	10.06	11.84	5,679	0.68		0.89		1.25		6
Class Y
Year ended 12/31/14	11.03	0.19	(0.36)	(0.17)	(0.21)	10.65	(1.52)	7,345	0.38	(f)	0.38	(f)	1.71	(f)	12
Year ended 12/31/13	9.91	0.17	1.13	1.30	(0.18)	11.03	13.23	7,959	0.39		0.39		1.61		8
Year ended 12/31/12	9.07	0.16	1.09	1.25	(0.41)	9.91	13.90	6,732	0.35		0.43		1.67		6
Year ended 12/31/11	10.10	0.22	(1.06)	(0.84)	(0.19)	9.07	(8.30)	4,396	0.18		0.41		2.22		11
Year ended 12/31/10	9.20	0.16	0.97	1.13	(0.23)	10.10	12.29	4,965	0.18		0.39		1.75		6
Class R5
Year ended 12/31/14	11.07	0.23	(0.38)	(0.15)	(0.24)	10.68	(1.35)	42	0.17	(f)	0.17	(f)	1.92	(f)	12
Year ended 12/31/13	9.94	0.19	1.15	1.34	(0.21)	11.07	13.52	1,188	0.18		0.18		1.82		8
Year ended 12/31/12	9.10	0.17	1.11	1.28	(0.44)	9.94	14.09	274	0.21		0.22		1.81		6
Year ended 12/31/11	10.16	0.22	(1.09)	(0.87)	(0.19)	9.10	(8.52)	177	0.18		0.22		2.22		11
Year ended 12/31/10	9.23	0.17	0.99	1.16	(0.23)	10.16	12.59	89	0.16		0.16		1.77		6

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for fiscal years ended December 31, 2011 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.88%, 0.88%, 0.88%, 0.88% and 0.88% for the years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $135,879, $7,335, $29,838, $6,612, $6,881 and $512, for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.

19                         Invesco International Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco International Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco International Allocation Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 23, 2015

20                         Invesco International Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014, through December 31, 2014.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$923.00	$3.01	$1,022.08	$3.16	0.62%
B	1,000.00	919.10	6.63	1,018.30	6.97	1.37
C	1,000.00	919.90	6.63	1,018.30	6.97	1.37
R	1,000.00	922.00	4.21	1,020.82	4.43	0.87
Y	1,000.00	924.40	1.79	1,023.34	1.89	0.37
R5	1,000.00	925.40	0.78	1,024.40	0.82	0.16

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21                         Invesco International Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22                         Invesco International Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco International Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco International Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco International Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco International Allocation Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 INTAL-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2014

Invesco Mid Cap Core Equity Fund Nasdaq: A: GTAGX ■ B: GTABX ■ C: GTACX ■ R: GTARX ■ Y: GTAYX ■ R5: GTAVX ■ R6: GTAFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period, the US economy showed unmistakable signs of improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second and third quarters as employment data improved markedly. Given continuing positive economic trends, the US Federal Reserve (the Fed) ended its extraordinary asset purchase program in October – but it pledged in December to be “patient” before raising interest rates. Overseas, the story was much different. Concerns about economic stagnation and the potential for deflation depressed European markets, while the Chinese economy was hurt by a slowdown in manufacturing.

    Political change in Washington, DC; changes to monetary policy by the Fed and other central banks; the future direction of oil prices; and unexpected geopolitical events are likely to affect markets in the US and overseas in 2015. This may make some investors hesitant to begin to save for their long-term financial goals. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Mid Cap Core Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Mid Cap Core Equity Fund

Management’s Discussion of Fund Performance

Performance summary

Invesco Mid Cap Core Equity Fund delivered positive returns at net asset value for the year ended December 31, 2014, but underperformed its broad market and style-specific benchmarks, the S&P 500 Index and the Russell Midcap Index, respectively. The Fund’s absolute returns benefited from holdings in the consumer staples, information technology (IT) and materials sectors. The Fund also benefited from stock selection in the utilities sector, but the Fund’s underweight exposure (compared to the Russell Midcap Index) in the sector was a drag on relative performance. The Fund’s largest detractors included stock selection in the financials, health care and industrials sectors. The Fund’s allocation to cash also tempered results for the reporting period.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.51%
Class B Shares	3.74
Class C Shares	3.69
Class R Shares	4.24
Class Y Shares	4.76
Class R5 Shares	4.88
Class R6 Shares	4.97
S&P 500 Index‚ (Broad Market Index)	13.69
Russell Midcap Index‚ (Style-Specific Index)	13.22
Lipper Mid-Cap Core Funds Index■ (Peer Group Index)	8.89

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Slow and steady improvement in the US economy and historically low interest rates led the US equity market higher during the year ended December 31, 2014. As the US economy continued along a slow growth path, the US Federal Reserve reduced its asset purchase program throughout 2014, finally ending all purchases in October. In the early months of 2014, the stock market turned volatile, pulling back as investors began to worry that stocks may have risen too far, too fast in 2013. Unusually cold winter weather also impacted consumers, but only briefly. Relatively quickly, corporate earnings bounced back and remained generally strong through the rest of the year. Stocks rallied through the summer despite political upheaval in Ukraine and signs of economic sluggishness in China.

    As investors wrestled with evidence that US growth appeared to be on stronger footing than the rest of the world, in mid-September the price of oil began a sharp decline, along with US equities. Despite the unknown economic impact of significantly lower oil prices for an extended period, the US equity market stabilized and recovered, ending the year in positive territory.

    For the year, major US equity market indexes delivered strong gains, with all sectors of the S&P 500 Index, with the exception of the energy sector, posting positive returns. The utilities sector had the highest return of any sector.

    The largest contributor to relative performance was Shire, an Ireland-based pharmaceutical company, which was active during the year in both entertaining takeover offers and acquiring interests in several smaller pharmaceutical companies. During the reporting period, we sold our position in Shire.

    Another contributor to relative Fund performance was Sigma Aldrich. This long-term holding in the materials sector, received a buyout offer mid-year, resulting in the liquidation of our position. Sigma Aldrich develops, manufactures and distributes a range of chemicals and biochemicals.

    Molson Coors Brewing was a standout performer in its sector, in part due to ongoing speculation regarding potential consolidation in the global brewing industry.

    The industrials sector was the largest detractor from Fund performance during the year relative to the style-specific benchmark, the Russell Midcap Index. Within the industrials sector, Kennametal struggled. Kennametal is a supplier of tools and industrial materials used in the energy industry. Despite an increase in year-over-year sales, the company reported earnings in 2014 that were below analysts’ expectations, which weighed on shares. The company also reduced its earnings outlook for the full year due to higher operating expenses and integration costs from a recent acquisition.

    Also detracting from the Fund’s performance was energy infrastructure company Chicago Bridge & Iron. During the

Portfolio Composition
By sector
Information Technology	17.0%
Financials	14.5
Consumer Discretionary	13.4
Health Care	12.2
Industrials	10.4
Energy	5.7
Materials	4.6
Consumer Staples	3.9
Utilities	1.1
Money Market Funds Plus Other Assets Less Liabilities	17.2

Top 10 Equity Holdings*

1. Progressive Corp. (The)	2.5%
2. Linear Technology Corp.	2.4
3. Torchmark Corp.	2.2
4. Moody’s Corp.	2.2
5. Northern Trust Corp.	2.2
6. Stanley Black & Decker, Inc.	2.1
7. Teradyne, Inc.	2.0
8. Amphenol Corp.-Class A	2.0
9. F5 Networks, Inc.	1.9
10. First Republic Bank	1.9

Top Five Industries*

1. Industrial Machinery	7.3%
2. Semiconductor Equipment	4.4
3. Property & Casualty Insurance	4.3
4. Pharmaceuticals	4.3
5. Semiconductors	3.9

Total Net Assets	$2.4 billion

Total Number of Holdings*	68

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Mid Cap Core Equity Fund

year, concerns arose regarding potential cost increases for select projects acquired through a recent acquisition. In addition, the sharp decline in oil prices put a slight damper on its core business.

    The Fund maintained its slight overweight position in the IT and materials sectors compared to the Russell Midcap Index. The Fund also moved from an overweight position in the consumer staples sector to an underweight position. At the end of the year, our largest overweights relative to the Russell Midcap Index were in the energy and materials sectors, and our largest underweights were in the consumer discretionary and financials sectors.

    Regardless of market conditions, our goal remains the same: to serve as a conservative cornerstone for your mid-cap investment allocation, seeking to provide upside participation with a measure of downside protection, so that over a full market cycle we deliver strong investment results with reduced risk relative to the style-specific benchmark.

    As always, we thank you for your continued investment in Invesco’s Mid Cap Core Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ronald Sloan Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco’s global core investments team, is lead manager of Invesco Mid Cap Core Equity Fund. He joined Invesco in 1998. Mr. Sloan earned a BS in business administration and an MBA from the University of Missouri.

Brian Nelson Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Mid Cap Core Equity Fund. He joined Invesco in 2004. Mr. Nelson earned a BA from the University of California, Santa Barbara.

Assisted by Invesco’s Global Core Equity Team

5                         Invesco Mid Cap Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Mid Cap Core Equity Fund

Average Annual Total Returns
As of 12/31/14, including maximum applicable sales charges

Class A Shares
Inception (6/9/87)	10.62%
10 Years	6.29
5 Years	8.24
1 Year	-1.25

Class B Shares
Inception (4/1/93)	10.12%
10 Years	6.25
5 Years	8.37
1 Year	-0.70

Class C Shares
Inception (5/3/99)	8.30%
10 Years	6.09
5 Years	8.65
1 Year	2.81

Class R Shares
Inception (6/3/02)	7.09%
10 Years	6.62
5 Years	9.19
1 Year	4.24

Class Y Shares
10 Years	7.06%
5 Years	9.74
1 Year	4.76

Class R5 Shares
Inception (3/15/02)	7.51%
10 Years	7.33
5 Years	9.88
1 Year	4.88

Class R6 Shares
10 Years	7.00%
5 Years	9.70
1 Year	4.97

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.19%, 1.94%, 1.94%, 1.44%, 0.94%, 0.83% and 0.74%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.22%, 1.97%, 1.97%, 1.47%, 0.97%, 0.86% and 0.77%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

7                         Invesco Mid Cap Core Equity Fund

Invesco Mid Cap Core Equity Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as continued on page 6

8                         Invesco Mid Cap Core Equity Fund

Schedule of Investments(a)

December 31, 2014

	Shares	Value
Common Stocks–82.80%
Apparel Retail–0.80%
Abercrombie & Fitch Co.–Class A	678,528	$19,433,042

Apparel, Accessories & Luxury Goods–1.57%
Prada S.p.A. (Italy)	1,889,300	10,707,804
PVH Corp.	212,369	27,219,334
		37,927,138

Asset Management & Custody Banks–2.16%
Northern Trust Corp.	774,218	52,182,293

Auto Parts & Equipment–1.75%
Dana Holding Corp.	1,949,067	42,372,717

Brewers–1.43%
Molson Coors Brewing Co.–Class B	462,941	34,498,363

Communications Equipment–3.58%
F5 Networks, Inc.(b)	354,962	46,310,118
Juniper Networks, Inc.	1,120,551	25,010,698
Polycom, Inc.(b)	1,129,722	15,251,247
		86,572,063

Computer & Electronics Retail–0.88%
GameStop Corp.–Class A	633,533	21,413,415

Construction & Engineering–0.74%
Chicago Bridge & Iron Co. N.V.	423,709	17,787,304

Construction Materials–0.93%
CRH PLC (Ireland)	938,996	22,611,953

Data Processing & Outsourced Services–0.80%
Jack Henry & Associates, Inc.	309,898	19,257,062

Department Stores–0.57%
Macy’s, Inc.	209,480	13,773,310

Education Services–0.52%
Houghton Mifflin Harcourt Co.(b)	606,581	12,562,293

Electrical Components & Equipment–1.14%
Regal-Beloit Corp.	366,459	27,557,717

Electronic Components–2.00%
Amphenol Corp.–Class A	900,794	48,471,725

Electronic Equipment & Instruments–0.42%
Keysight Technologies, Inc.(b)	300,040	10,132,351

Environmental & Facilities Services–1.14%
Republic Services, Inc.	684,652	27,557,243

Footwear–0.48%
Wolverine World Wide, Inc.	394,633	11,629,835

	Shares	Value
General Merchandise Stores–0.46%
Tuesday Morning Corp.(b)	514,482	$11,164,259

Health Care Distributors–1.07%
Cardinal Health, Inc.	321,883	25,985,615

Health Care Equipment–1.69%
ResMed Inc.	731,657	41,016,691

Health Care Facilities–2.96%
Community Health Systems Inc.(b)	735,536	39,660,101
Tenet Healthcare Corp.(b)	631,498	31,998,004
		71,658,105

Homebuilding–1.00%
D.R. Horton, Inc.	956,929	24,200,734

Hotels, Resorts & Cruise Lines–1.43%
Norwegian Cruise Line Holdings Ltd.(b)	741,101	34,653,883

Human Resource & Employment Services–0.32%
ManpowerGroup Inc.	112,940	7,699,120

Industrial Machinery–7.33%
ITT Corp.	509,306	20,606,521
Kennametal Inc.	749,669	26,830,653
Lincoln Electric Holdings, Inc.	336,495	23,248,440
SKF AB–Class B (Sweden)	1,417,848	29,827,790
Stanley Black & Decker Inc.	532,627	51,174,802
Xylem, Inc.	671,902	25,579,309
		177,267,515

Insurance Brokers–1.70%
Brown & Brown, Inc.	1,248,435	41,085,996

Life & Health Insurance–2.20%
Torchmark Corp.	984,196	53,313,897

Life Sciences Tools & Services–2.20%
Agilent Technologies, Inc.	600,080	24,567,275
Waters Corp.(b)	254,799	28,720,943
		53,288,218

Marine–0.97%
Kirby Corp.(b)	292,015	23,577,291

Multi-Utilities–1.08%
CMS Energy Corp.	754,608	26,222,628

Oil & Gas Drilling–0.51%
Nabors Industries Ltd.	945,596	12,273,836

Oil & Gas Equipment & Services–2.56%
Cameron International Corp.(b)	647,373	32,336,281
Dril-Quip, Inc.(b)	201,909	15,492,478

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Mid Cap Core Equity Fund

	Shares	Value
Oil & Gas Equipment & Services–(continued)
TETRA Technologies, Inc.(b)	2,114,269	$14,123,317
		61,952,076

Oil & Gas Exploration & Production–2.62%
Concho Resources Inc.(b)	273,049	27,236,638
Ultra Petroleum Corp.(b)	1,064,204	14,004,924
Vermilion Energy, Inc. (Canada)	450,007	22,078,154
		63,319,716

Packaged Foods & Meats–2.47%
Hain Celestial Group, Inc. (The)(b)	580,042	33,810,648
JM Smucker Co. (The)	256,880	25,939,743
		59,750,391

Paper Packaging–1.28%
Packaging Corp. of America	397,170	30,999,118

Pharmaceuticals–4.28%
Endo International PLC(b)	516,519	37,251,350
Perrigo Co. PLC	186,670	31,203,757
Salix Pharmaceuticals, Ltd.(b)	305,051	35,062,562
		103,517,669

Property & Casualty Insurance–4.34%
Arch Capital Group Ltd.(b)	754,000	44,561,400
Progressive Corp. (The)	2,238,740	60,423,593
		104,984,993

Regional Banks–1.89%
First Republic Bank	879,231	45,825,520

Restaurants–0.63%
Brinker International, Inc.	259,997	15,259,224

Semiconductor Equipment–4.43%
KLA-Tencor Corp.	288,577	20,292,735
Lam Research Corp.	473,067	37,533,136
Teradyne, Inc.	2,491,946	49,315,611
		107,141,482

	Shares	Value
Semiconductors–3.93%
Linear Technology Corp.	1,266,715	$57,762,204
Xilinx, Inc.	860,307	37,242,690
		95,004,894

Specialized Finance–2.16%
Moody’s Corp.	546,201	52,331,518

Specialty Chemicals–2.40%
Cytec Industries Inc.	531,195	24,525,273
International Flavors & Fragrances Inc.	330,162	33,465,220
		57,990,493

Specialty Stores–1.24%
Dick’s Sporting Goods, Inc.	602,186	29,898,535

Technology Hardware, Storage & Peripherals–1.81%
NetApp, Inc.	1,056,562	43,794,495

Trading Companies & Distributors–0.93%
WESCO International, Inc.(b)	294,675	22,457,182
Total Common Stocks (Cost $1,507,045,560)		2,003,374,918

Money Market Funds–17.42%
Liquid Assets Portfolio–Institutional Class(c)	210,792,206	210,792,206
Premier Portfolio–Institutional Class(c)	210,792,205	210,792,205
Total Money Market Funds (Cost $421,584,411)		421,584,411
TOTAL INVESTMENTS–100.22% (Cost $1,928,629,971)		2,424,959,329
OTHER ASSETS LESS LIABILITIES–(0.22)%		(5,439,704)
NET ASSETS–100.00%		$2,419,519,625

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which -was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Mid Cap Core Equity Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (Cost $1,507,045,560)	$2,003,374,918
Investments in affiliated money market funds, at value and cost	421,584,411
Total investments, at value (Cost $1,928,629,971)	2,424,959,329
Foreign currencies, at value (Cost $71,416)	71,120
Receivable for:
Fund shares sold	5,250,438
Dividends	1,576,085
Investment for trustee deferred compensation and retirement plans	445,468
Other assets	82,944
Total assets	2,432,385,384

Liabilities:
Payable for:
Fund shares reacquired	10,566,528
Accrued fees to affiliates	1,644,096
Accrued trustees’ and officers’ fees and benefits	1,111
Accrued other operating expenses	129,595
Trustee deferred compensation and retirement plans	524,429
Total liabilities	12,865,759
Net assets applicable to shares outstanding	$2,419,519,625

Net assets consist of:
Shares of beneficial interest	$1,920,133,821
Undistributed net investment income	1,294,154
Undistributed net realized gain	1,762,539
Net unrealized appreciation	496,329,111
$2,419,519,625

Net Assets:
Class A	$1,155,634,679
Class B	$25,115,407
Class C	$180,461,323
Class R	$99,552,029
Class Y	$808,894,929
Class R5	$146,211,021
Class R6	$3,650,237

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	49,129,871
Class B	1,504,141
Class C	10,842,129
Class R	4,350,559
Class Y	34,046,809
Class R5	5,821,712
Class R6	145,173
Class A:
Net asset value per share	$23.52
Maximum offering price per share
(Net asset value of $23.52 ÷ 94.50%)	$24.89
Class B:
Net asset value and offering price per share	$16.70
Class C:
Net asset value and offering price per share	$16.64
Class R:
Net asset value and offering price per share	$22.88
Class Y:
Net asset value and offering price per share	$23.76
Class R5:
Net asset value and offering price per share	$25.11
Class R6:
Net asset value and offering price per share	$25.14

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Mid Cap Core Equity Fund

Statement of Operations

For the year ended December 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $201,200)	$33,846,271
Dividends from affiliated money market funds	165,122
Total investment income	34,011,393

Expenses:
Advisory fees	17,282,493
Administrative services fees	510,650
Custodian fees	77,256
Distribution fees:
Class A	3,237,129
Class B	296,362
Class C	1,951,903
Class R	570,638
Transfer agent fees — A, B, C, R and Y	5,118,363
Transfer agent fees — R5	179,697
Transfer agent fees — R6	354
Trustees’ and officers’ fees and benefits	72,329
Other	537,088
Total expenses	29,834,262
Less: Fees waived and expense offset arrangement(s)	(615,123)
Net expenses	29,219,139
Net investment income	4,792,254

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $1,289,225)	205,506,436
Foreign currencies	(65,012)
205,441,424
Change in net unrealized appreciation (depreciation) of:
Investment securities	(95,299,597)
Foreign currencies	(248)
(95,299,845)
Net realized and unrealized gain	110,141,579
Net increase in net assets resulting from operations	$114,933,833

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Mid Cap Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income (loss)	$4,792,254	$(879,447)
Net realized gain	205,441,424	269,818,036
Change in net unrealized appreciation (depreciation)	(95,299,845)	383,299,597
Net increase in net assets resulting from operations	114,933,833	652,238,186

Distributions to shareholders from net investment income:
Class A	(67,089)	—
Class Y	(2,266,788)	—
Class R5	(556,116)	—
Class R6	(17,056)	—
Total distributions from net investment income	(2,907,049)	—

Distributions to shareholders from net realized gains:
Class A	(122,026,362)	(117,282,912)
Class B	(3,623,743)	(3,796,540)
Class C	(25,836,129)	(22,409,467)
Class R	(10,929,551)	(10,813,336)
Class Y	(83,013,129)	(54,269,126)
Class R5	(14,313,691)	(17,858,370)
Class R6	(355,488)	(698,489)
Total distributions from net realized gains	(260,098,093)	(227,128,240)

Share transactions–net:
Class A	(161,690,874)	(210,837,562)
Class B	(6,226,018)	(8,146,662)
Class C	(3,929,073)	(13,943,597)
Class R	(19,084,069)	(22,609,882)
Class Y	210,460,029	94,842,358
Class R5	(69,900,736)	(79,069,622)
Class R6	(402,498)	4,228,034
Net increase (decrease) in net assets resulting from share transactions	(50,773,239)	(235,536,933)
Net increase (decrease) in net assets	(198,844,548)	189,573,013

Net assets:
Beginning of year	2,618,364,173	2,428,791,160
End of year (includes undistributed net investment income (loss) of $1,294,154 and $(509,971), respectively)	$2,419,519,625	$2,618,364,173

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares.

13                         Invesco Mid Cap Core Equity Fund

Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

14                         Invesco Mid Cap Core Equity Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the

15                         Invesco Mid Cap Core Equity Fund

contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.70%
Next $500 million	0.675%
Over $1.5 billion	0.65%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.68%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $610,131.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2014, IDI advised the Fund that IDI retained $225,066 in front-end sales commissions from the sale of Class A shares and $2,680, $19,025 and $5,103 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended December 31, 2014, the Fund incurred $4,374 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco Mid Cap Core Equity Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$2,395,131,539	$29,827,790	$—	$2,424,959,329

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2014, the Fund engaged in securities purchases of $5,143,500 and securities sales of $5,687,500, which resulted in net realized gains of $1,289,225.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,992.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco Mid Cap Core Equity Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$43,528,386	$84,961,123
Long-term capital gain	219,476,756	142,167,117
Total distributions	$263,005,142	$227,128,240

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$626,130
Undistributed long-term gain	1,762,539
Net unrealized appreciation — investments	497,519,738
Net unrealized appreciation (depreciation) — other investments	(248)
Temporary book/tax differences	(512,933)
Late-Year ordinary loss deferral	(9,422)
Shares of beneficial interest	1,920,133,821
Total net assets	$2,419,519,625

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to return of capital distributions.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2014.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $735,757,887 and $940,575,386, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$553,480,822
Aggregate unrealized (depreciation) of investment securities	(55,961,084)
Net unrealized appreciation of investment securities	$497,519,738

Cost of investments for tax purposes is $1,927,439,591.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and distributions, on December 31, 2014, undistributed net investment income was decreased by $81,080 and undistributed net realized gain was increased by $81,080. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Mid Cap Core Equity Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	5,004,982	$129,388,002	7,267,039	$177,579,330
Class B	35,446	674,275	59,112	1,110,362
Class C	831,681	15,846,763	1,092,841	20,560,073
Class R	760,600	19,170,344	1,176,883	28,224,889
Class Y	9,902,505	261,630,770	8,447,839	208,775,864
Class R5	916,297	24,608,112	1,691,520	42,897,037
Class R6	15,570	431,306	323,138	8,533,446

Issued as reinvestment of dividends:
Class A	5,315,190	121,186,351	4,623,289	111,975,988
Class B	221,068	3,579,082	202,034	3,652,778
Class C	1,582,609	25,543,218	1,181,408	21,300,788
Class R	492,270	10,918,541	456,083	10,804,607
Class Y	3,673,574	84,602,423	2,140,785	52,320,789
Class R5	608,234	14,804,423	684,061	17,566,682
Class R6	15,238	371,353	27,131	697,525

Automatic conversion of Class B shares to Class A shares:
Class A	216,139	5,570,199	296,186	7,195,054
Class B	(291,597)	(5,570,199)	(384,767)	(7,195,054)

Reacquired:
Class A	(16,114,997)	(417,835,426)	(20,786,497)	(507,587,934)
Class B	(257,225)	(4,909,176)	(303,806)	(5,714,748)
Class C	(2,388,544)	(45,319,054)	(2,987,325)	(55,804,458)
Class R	(1,957,416)	(49,172,954)	(2,554,243)	(61,639,378)
Class Y	(5,221,466)	(135,773,164)	(6,736,243)	(166,254,295)
Class R5	(3,943,919)	(109,313,271)	(5,427,767)	(139,533,341)
Class R6	(44,164)	(1,205,157)	(192,157)	(5,002,937)
Net increase (decrease) in share activity	(627,925)	$(50,773,239)	(9,703,456)	$(235,536,933)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco Mid Cap Core Equity Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a) (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/14	$25.20	$0.04		$1.01	$1.05	$(0.00)	$(2.73)	$(2.73)	$23.52	4.51%	$1,155,635	1.17	%(d)	1.19	%(d)	0.17	%(d)	35%
Year ended 12/31/13	21.37	(0.01)		6.15	6.14	—	(2.31)	(2.31)	25.20	29.19	1,378,888	1.16		1.19		(0.04)		33
Year ended 12/31/12	21.02	0.12	(e)	2.03	2.15	(0.12)	(1.68)	(1.80)	21.37	10.38	1,352,886	1.17		1.20		0.55	(e)	61
Year ended 12/31/11	23.17	(0.02)		(1.42)	(1.44)	—	(0.71)	(0.71)	21.02	(6.24)	1,554,838	1.16		1.19		(0.09)		57
Year ended 12/31/10	20.95	0.01		2.61	2.62	(0.01)	(0.39)	(0.40)	23.17	12.52	1,838,719	1.18		1.21		0.06		61
Class B
Year ended 12/31/14	18.81	(0.11)		0.73	0.62	—	(2.73)	(2.73)	16.70	3.74	25,115	1.92	(d)	1.94	(d)	(0.58	)(d)	35
Year ended 12/31/13	16.55	(0.15)		4.72	4.57	—	(2.31)	(2.31)	18.81	28.20	33,795	1.91		1.94		(0.79)		33
Year ended 12/31/12	16.66	(0.03	)(e)	1.60	1.57	—	(1.68)	(1.68)	16.55	9.60	36,795	1.92		1.95		(0.20	)(e)	61
Year ended 12/31/11	18.66	(0.16)		(1.13)	(1.29)	—	(0.71)	(0.71)	16.66	(6.95)	55,166	1.91		1.94		(0.84)		57
Year ended 12/31/10	17.06	(0.12)		2.10	1.98	—	(0.38)	(0.38)	18.66	11.65	114,279	1.93		1.96		(0.69)		61
Class C
Year ended 12/31/14	18.76	(0.11)		0.72	0.61	—	(2.73)	(2.73)	16.64	3.69	180,461	1.92	(d)	1.94	(d)	(0.58	)(d)	35
Year ended 12/31/13	16.51	(0.15)		4.71	4.56	—	(2.31)	(2.31)	18.76	28.21	202,919	1.91		1.94		(0.79)		33
Year ended 12/31/12	16.62	(0.03	)(e)	1.60	1.57	—	(1.68)	(1.68)	16.51	9.62	190,302	1.92		1.95		(0.20	)(e)	61
Year ended 12/31/11	18.62	(0.16)		(1.13)	(1.29)	—	(0.71)	(0.71)	16.62	(6.97)	220,772	1.91		1.94		(0.84)		57
Year ended 12/31/10	17.02	(0.12)		2.10	1.98	—	(0.38)	(0.38)	18.62	11.68	249,883	1.93		1.96		(0.69)		61
Class R
Year ended 12/31/14	24.65	(0.02)		0.98	0.96	—	(2.73)	(2.73)	22.88	4.24	99,552	1.42	(d)	1.44	(d)	(0.08	)(d)	35
Year ended 12/31/13	21.00	(0.07)		6.03	5.96	—	(2.31)	(2.31)	24.65	28.85	124,622	1.41		1.44		(0.29)		33
Year ended 12/31/12	20.66	0.07	(e)	2.00	2.07	(0.05)	(1.68)	(1.73)	21.00	10.17	125,474	1.42		1.45		0.30	(e)	61
Year ended 12/31/11	22.85	(0.08)		(1.40)	(1.48)	—	(0.71)	(0.71)	20.66	(6.51)	165,812	1.41		1.44		(0.34)		57
Year ended 12/31/10	20.71	(0.04)		2.56	2.52	—	(0.38)	(0.38)	22.85	12.21	188,803	1.43		1.46		(0.19)		61
Class Y
Year ended 12/31/14	25.44	0.11		1.01	1.12	(0.07)	(2.73)	(2.80)	23.76	4.76	808,895	0.92	(d)	0.94	(d)	0.42	(d)	35
Year ended 12/31/13	21.50	0.05		6.20	6.25	—	(2.31)	(2.31)	25.44	29.53	653,577	0.91		0.94		0.21		33
Year ended 12/31/12	21.14	0.18	(e)	2.04	2.22	(0.18)	(1.68)	(1.86)	21.50	10.68	469,510	0.92		0.95		0.80	(e)	61
Year ended 12/31/11	23.25	0.04		(1.44)	(1.40)	—	(0.71)	(0.71)	21.14	(6.05)	175,773	0.91		0.94		0.16		57
Year ended 12/31/10	20.97	0.07		2.60	2.67	(0.01)	(0.38)	(0.39)	23.25	12.80	192,236	0.93		0.96		0.31		61
Class R5
Year ended 12/31/14	26.73	0.15		1.07	1.22	(0.11)	(2.73)	(2.84)	25.11	4.88	146,211	0.81	(d)	0.83	(d)	0.53	(d)	35
Year ended 12/31/13	22.47	0.08		6.49	6.57	—	(2.31)	(2.31)	26.73	29.68	220,321	0.81		0.83		0.31		33
Year ended 12/31/12	22.03	0.22	(e)	2.12	2.34	(0.22)	(1.68)	(1.90)	22.47	10.78	253,815	0.80		0.83		0.92	(e)	61
Year ended 12/31/11	24.15	0.07		(1.48)	(1.41)	—	(0.71)	(0.71)	22.03	(5.87)	339,807	0.79		0.82		0.28		57
Year ended 12/31/10	21.74	0.11		2.70	2.81	(0.01)	(0.39)	(0.40)	24.15	12.94	311,455	0.76		0.79		0.48		61
Class R6
Year ended 12/31/14	26.76	0.17		1.07	1.24	(0.13)	(2.73)	(2.86)	25.14	4.97	3,650	0.72	(d)	0.74	(d)	0.62	(d)	35
Year ended 12/31/13	22.48	0.11		6.48	6.59	—	(2.31)	(2.31)	26.76	29.75	4,243	0.72		0.74		0.40		33
Year ended 12/31/12(f)	24.00	0.07	(e)	0.31	0.38	(0.22)	(1.68)	(1.90)	22.48	1.75	9	0.67	(g)	0.70	(g)	1.05	(e)(g)	61

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,294,852, $29,636, $195,190, $114,128, $725,963, $179,855 and $3,836 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes a special cash dividend received of $1.00 per share owned of Tellabs Inc. on December 24, 2012. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.08 and 0.38%, $(0.07) and (0.37)%, $(0.07) and (0.37)%, $0.03 and 0.13%, $0.14 and 0.63%, $0.18 and 0.75%, and $0.03 and 0.88%, for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012 for Class R6 shares.
(g)	Annualized.

20                         Invesco Mid Cap Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group (Invesco Funds Group)

and Shareholders of Invesco Mid Cap Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Mid Cap Core Equity Fund (one of the funds constituting AIM Funds Group (Invesco Funds Group), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 23, 2015

21                         Invesco Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$970.00	$5.81	$1,019.31	$5.96	1.17%
B	1,000.00	966.50	9.52	1,015.53	9.75	1.92
C	1,000.00	965.90	9.51	1,015.53	9.75	1.92
R	1,000.00	968.50	7.05	1,018.05	7.22	1.42
Y	1,000.00	971.30	4.57	1,020.57	4.69	0.92
R5	1,000.00	971.70	4.00	1,021.15	4.10	0.81
R6	1,000.00	972.00	3.55	1,021.60	3.64	0.72

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco Mid Cap Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$219,476,756
Qualified Dividend Income*	78.53%
Corporate Dividends Received Deduction*	72.53%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$40,605,269

23                         Invesco Mid Cap Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Mid Cap Core Equity Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 MCCE-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2014

Invesco Multi-Asset Inflation Fund Nasdaq: A: MIZAX ■ C: MIZCX ■ R: MIZRX ■ Y: MIZYX ■ R5: MIZFX ■ R6: MIZSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period, the US economy showed unmistakable signs of improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second and third quarters as employment data improved markedly. Given continuing positive economic trends, the US Federal Reserve (the Fed) ended its extraordinary asset purchase program in October – but it pledged in December to be “patient” before raising interest rates. Overseas, the story was much different. Concerns about economic stagnation and the potential for deflation depressed European markets, while the Chinese economy was hurt by a slowdown in manufacturing.

    Political change in Washington, DC; changes to monetary policy by the Fed and other central banks; the future direction of oil prices; and unexpected geopolitical events are likely to affect markets in the US and overseas in 2015. This may make some investors hesitant to begin to save for their long-term financial goals. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Multi-Asset Inflation Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Multi-Asset Inflation Fund

Management’s Discussion of Fund Performance

Performance summary

Invesco Multi-Asset Inflation Fund incepted on October 14, 2014. For the two-and-a-half-month reporting period ended December 31, 2014, the Fund, at net asset value (NAV), underperformed the Barclays 1-3 Month Treasury Bill Index.

    Additional Fund performance appears later in this report.

Fund vs. Indexes

Cumulative total returns, 10/14/14 to 12/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–3.55%
Class C Shares	–3.61
Class R Shares	–3.60
Class Y Shares	–3.49
Class R5 Shares	–3.49
Class R6 Shares	–3.49
Barclays 1-3 Month Treasury Bill Index‚ (Broad Market Index)	0.01
US Consumer Price Index‚ (Style-Specific Index)*	–1.35
Lipper Flexible Portfolio Funds Index‚ (Peer Group Index)	3.15
Source(s): ‚Lipper Inc.
*The return for the US Consumer Price Index is from 9/30/14, the month-end closest to the Fund’s inception.

Market conditions and your Fund

The Fund incepted on October 14, 2014. For the two-and-a-half month reporting period, the Fund produced negative returns and underperformed its its broad market benchmark, the Barclays 1-3 Month Treasury Bill Index. Upon the Fund’s inception, we fully invested the Fund’s assets in a mix of inflation-sensitive asset classes through underlying mutual funds and exchange traded funds (ETFs).

    During the reporting period, the US economy continued to expand, albeit slowly, even as other regions – particularly Europe and Asia – struggled. The US Federal Reserve (the Fed), which had been reducing its asset purchases throughout 2014, finally ended all purchases in October. Concerns that the Fed’s policies would result in higher interest rates proved unfounded as long-term interest rates largely fell throughout the reporting period. This macroeconomic environment was broadly supportive of US equity markets, which rose during the reporting period. Oil prices began falling sharply in mid-September, leading a broad decline in commodity prices during the reporting period.

    Against this backdrop, Invesco Global Health Care Fund and iShares U.S. Consumer Goods ETF contributed to the Fund’s performance. Invesco Global Real Estate Fund, which benefited from the continued recovery of US real estate investment trusts, also contributed to absolute performance. Given the head-winds across commodities, PowerShares DB Oil Fund, Invesco Energy Fund and Invesco Gold & Precious Metals Fund were the largest detractors from Fund performance.

    Please note that some of the Fund’s underlying funds, which include, but are not limited to, Invesco Balanced-Risk Commodity Strategy Fund, may use derivatives, which may create economic leverage in the underlying funds. Additionally, please note that the underlying fund listed above has a strategy that may be principally implemented with derivative instruments that include futures and total return swaps. Therefore, all or most of the performance of the underlying fund, both positive and negative, can be attributed to these instruments. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for investing in Invesco Multi-Asset Inflation Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition*

By security type, based on total investments

Equity Funds	41.8%
Exchange-Traded Funds	27.6
Fixed Income Funds	19.0
Alternative Funds	8.8
Money Market Funds	2.8

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$285.7 thousand

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco Solutions, is
manager of Invesco Multi-Asset Inflation Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

Assisted by Invesco’s Solutions Team

4                         Invesco Multi-Asset Inflation Fund

Your Fund’s Performance

Cumulative Total Returns
As of 12/31/14, including maximum applicable sales charges

Class A Shares
Inception (10/14/14)	–8.83%

Class C Shares
Inception (10/14/14)	–4.57%

Class R Shares
Inception (10/14/14)	–3.60%

Class Y Shares
Inception (10/14/14)	–3.49%

Class R5 Shares
Inception (10/14/14)	–3.49%

Class R6 Shares
Inception (10/14/14)	–3.49%

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.36%, 2.11%, 1.61%, 1.11%, 1.11% and 1.11%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.78%, 3.53%, 3.03%, 2.53%, 2.43% and 2.38%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2016. See current prospectus for more information.
2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.63% for Invesco Multi-Asset Inflation Fund.

Invesco Multi-Asset Inflation Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

The principal risks of investing in the Fund are:

■	Allocation risk. The Fund’s investment performance depends, in part, on how its assets are allocated among the inflation-sensitive asset classes and, within each asset class, among the underlying funds and other investments held by the Fund. There is a risk that the Adviser’s evaluations and assumptions regarding the Fund’s broad asset classes or the underlying funds in which the Fund invests may be incorrect, causing the Fund to be invested (or not invested)

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

in an asset class at an inopportune time. The Adviser’s allocation of the Fund’s assets among asset classes and underlying funds and other investments may therefore not produce the desired results and could cause the Fund to perform poorly or underperform other available funds. The Fund may underperform the rate of inflation during a sudden rapid rise in inflation as the Fund’s investment strategy relies on historical trends and may not react quickly enough to capture a spike in interest rates.
■	Exchange-traded funds risk. An investment by the Fund or an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares continued on page 6

5                         Invesco Multi-Asset Inflation Fund

continued from page 5

to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Investments in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.
■	Fund of funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. The Fund will indirectly pay a proportional share of the fees and expenses of the underlying funds in which it invests. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.
■	Inflation-indexed security risk. The value of an inflation-indexed security (such as TIPS) tends to decrease when real interest rates increase and increase when real interest rates decrease. Interest payments on inflation-indexed securities will vary along with changes in the CPI.

The principal risks of investing in the Fund also include the risks of each underlying fund. These risks include:

■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the
FRB and central banks raise these rates. This risk is heightened due to the potential “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the underlying fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the underlying fund’s transaction costs.
■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risks of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, an underlying fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
■	Commodity-linked notes risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
■	Commodity risk. Certain of the underlying fund’s significant investment exposure to the commodities markets and/ or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.
■	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of an underlying fund from certain commodity-linked derivatives was treated as non-qualifying income, an underlying fund that invests in commodity-linked derivatives to a significant degree might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. The Internal Revenue Service has issued a number of private letter rulings to other mutual funds, including to another Invesco fund (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives constitutes qualifying income. However, the Internal Revenue Service suspended issuance of any further private letter rulings in July 2011 pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of an underlying fund’s use of commodity-linked notes or a wholly-owned subsidiary (which guidance might be applied

6                         Invesco Multi-Asset Inflation Fund

to the underlying fund retroactively), it could limit the underlying fund’s ability to pursue its investment strategy and the underlying fund might not qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. The underlying fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.
■	Concentration risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.
■	Consumer discretionary sector risk. An underlying fund may concentrate its investments in securities of issuers in the consumer discretionary sector. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer preferences. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.
■	Convertible securities risk. An underlying fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Correlation risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.
■	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.
■	Credit risk. The issuer of instruments in which the underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Defaulted securities risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay an underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make an underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the underlying fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for certain underlying funds than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than certain underlying funds to implement their investment strategy.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries held by an underlying fund may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Energy industry sector risk. Certain underlying funds may concentrate their investments in the securities of issuers engaged primarily in energy related industries. The businesses in which an underlying fund invests may be adversely affected by foreign, federal or state regulations governing energy continued on page 8

7                         Invesco Multi-Asset Inflation Fund

continued from page 7

production, distribution and sale as well as supply-and-demand for energy resources. Although individual security selection drives the performance of the Fund, short-term fluctuations in energy prices may cause price fluctuations in its shares.
■	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.
■	Financial industry focus risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and overall economy.
■	Floating rate risk. Some of the underlying funds may invest in senior secured floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.
■	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “ qualifying income” foreign currency gains not directly related to an underlying fund’s business of investing in securities, the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation.
■	Foreign government debt risk. Investments in foreign government debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
■	Foreign securities risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability; changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Geographic focus risk. From time to time an underlying fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If an underlying fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An underlying fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.
■	Gold bullion risk. To the extent an underlying fund invests in gold bullion, it will earn no income. Appreciation in the market price of gold is the sole manner in which an underlying fund can realize gains on gold bullion, and such investments may incur higher storage and custody costs as compared to purchasing, holding and selling more traditional investments.
■	Gold and precious metals industry risk. Fluctuations in the price of gold and precious metals may affect the profitability of companies in the gold and precious metals sector. Changes in the political or economic conditions of countries where companies in the gold and precious metals sector are located may have a direct effect on the price of gold and precious metals.
■	Health care sector risk. An underlying fund will concentrate its investments in the securities of domestic and foreign issuers in the health care industry. The underlying fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Income risk. The income the Fund receives from an underlying fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, the income from an underlying fund may drop as well.
■	Indexing risk. Unlike many investment companies, an underlying fund does not utilize an investing strategy that seeks returns in excess of the underlying index. Therefore, it would not necessarily sell a security unless that security is removed from the underlying index.
■	Infrastructure companies risk. Certain underlying funds may concentrate their investments in the infrastructure industry. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including costs associated with environmental, governmental and other regulations, high interest costs in connection with capital construction programs, high leverage, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable

8                         Invesco Multi-Asset Inflation Fund

prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies, and other factors. Infrastructure companies are also affected by environmental damage due to a company’s operations or an accident, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Leverage risk. Leverage exists when an underlying fund purchases or sells an asset or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.
■	Liquidity risk. An underlying fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by an underlying fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Market trading risks of exchange-traded funds. Certain underlying exchange-traded funds face market trading risks, including the potential lack of an active market for the underlying fund’s shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the underlying fund. Any of these factors may lead to the underlying fund’s shares trading at a premium or discount to the underlying fund’s net asset value (“NAV”).

■	MLP risk. An MLP is a public limited partnership or limited liability company taxed as a partnership under the Internal Revenue Code (the Code). Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Additionally, if an underlying fund were to invest more than 25% its total assets in MLPs that are taxed as partnerships this could cause the underlying fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code.
■	MLP tax risk. MLPs taxed as partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the underlying fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the underlying fund’s investment, and consequently your investment in the Fund and lower income.
■	Mortgage- and asset-backed securities risk. Certain of the underlying funds may invest in mortgage and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing the underlying fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.
■	Non-correlation risk. The return of an underlying fund that seeks to track an index may not match the return of the underlying index for a number of reasons. For example, the underlying fund incurs operating expenses not applicable to the underlying index, and incurs costs in buying and selling securities, especially when rebalancing an underlying fund’s securities holdings to reflect changes in the composition of the underlying index. In addition, the performance of an underlying fund and an underlying index may vary due to asset valuation differences and differences between an underlying fund’s portfolio continued on page 10

9                         Invesco Multi-Asset Inflation Fund

continued from page 9

and the underlying index resulting from legal restrictions, cost or liquidity constraints.
■	Non-diversification risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Prepayment risk. An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit an underlying fund’s potential gains. Prepayments may require the underlying fund to replace the loan or debt security with a lower yielding security, adversely affecting an underlying fund’s yield.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be reinvested at a lower interest rate.
■	REIT risk/real estate risk. Certain underlying funds may concentrate their investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to and underlying fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, an underlying fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
■	Sector fund risk. Certain of the underlying funds’ investments are concentrated in a comparatively narrow segment of the economy, which may make the underlying fund more volatile than non-concentrated funds.
■	Securities lending risk. Certain underlying funds may engage in securities lending. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If an underlying fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the underlying fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the underlying fund will bear any loss on the investment of cash collateral.
■	Short sales risk. If an underlying fund sells short a security that it does not own and the security increases in value, the underlying fund will pay a higher price to repurchase the security and thereby incur a loss. Short sales may cause an underlying fund to repurchase a security at a higher price, causing the underlying fund to incur a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the underlying fund’s exposure is unlimited. In order to establish a short position in a security, the underlying fund must borrow the security from a broker. The underlying fund may not always be able to borrow a security the underlying fund seeks to sell short at a particular time or at an acceptable price. The underlying fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The underlying fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the underlying fund to be volatile.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Subsidiary risk. Certain underlying funds invest in wholly owned subsidiaries to gain exposure to commodities and other non-securities in amounts greater than could be held directly by the underlying funds. By investing in the subsidiary, an underlying fund is indirectly exposed to risks associated with the subsidiary’s investments. The subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and except as otherwise noted in the underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the subsidiary to operate as described in the underlying fund prospectus and SAI and could negatively affect the underlying fund and, therefore, the Fund.
■	US government obligations risk. Underlying funds may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.
■	Volatility risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

10                         Invesco Multi-Asset Inflation Fund

About indexes used in this report

■	The Barclays 1-3 Month Treasury Bill Index includes all publicly issued zero-coupon US Treasury bills that have a remaining maturity of less than three months and more than one month, that are rated investment-grade and have $250 million or more of outstanding face value. In addition, the securities must be denominated in US dollars and must be fixed rate and non-convertible.
■	The US Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
■	The Lipper Flexible Portfolio Funds Index is an unmanaged index considered representative of flexible portfolio funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

11                         Invesco Multi-Asset Inflation Fund

Schedule of Investments

December 31, 2014

Invesco Multi-Asset Inflation Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.12%(a)

	% of Net Assets 12/31/14	Value 10/14/14 (Commencement Date)	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)		Realized Gain (Loss)	Dividend Income	Shares 12/31/14	Value 12/31/14
Alternative Funds–6.41%
PowerShares DB Oil Fund–ETF(b)	6.41%	$—	$27,194	$—	$(8,872)		$—	$—	1,167	$18,322

Asset Allocation Funds–8.86%
Invesco Balanced-Risk Commodity Strategy Fund–Class R6(b)	8.86%	—	27,361	—	(2,060)		—	—	3,383	25,301

Domestic Equity Funds–19.47%
Invesco Energy Fund–Class R5	12.50%	—	42,304	(557)	(5,810)		3,208	245	1,067	35,724
iShares U.S. Consumer Goods ETF(d)	6.97%	—	19,628	(1,134)	1,406		4	101	190	19,904
Total Domestic Equity Funds		—	61,932	(1,691)	(4,404)		3,212	346	1,257	55,628

Fixed-Income Funds–33.27%
Invesco Emerging Market Local Currency Debt Fund–Class R6(c)	1.88%	—	5,827	—	(437)		—	45	685	5,372
Invesco Floating Rate Fund–Class R6	4.80%	—	14,411	(497)	(198)		(14)	146	1,775	13,702
Invesco High Yield Fund–Class R6	4.45%	—	12,990	(104)	(173)		(6)	164	2,962	12,707
iShares TIPS Bond ETF(d)	14.23%	—	43,231	(1,916)	(634)		(21)	23	363	40,660
Invesco U.S. Government Fund–Class R5	6.01%	—	18,330	(1,129)	(22)		3	81	1,911	17,182
Invesco U.S. Mortgage Fund–Class R5	1.90%	—	5,789	(353)	—		—	52	432	5,436
Total Fixed–Income Funds		—	100,578	(3,999)	(1,464)		(38)	511	8,128	95,059

Foreign Equity Funds–22.69%
Invesco Global Health Care Fund–Class Y	7.68%	—	23,338	(1,054)	(230)		2,221	7	506	21,927
Invesco Global Infrastructure Fund–Class R6	6.68%	—	18,291	—	796		20	204	1,832	19,087
Invesco Gold & Precious Metals Fund–Class Y(b)	6.30%	—	19,820	—	(1,827)		—	—	4,673	17,993
Invesco International Growth Fund–Class R6	2.03%	—	5,905	—	(102)		187	97	178	5,803
Total Foreign Equity Funds		—	67,354	(1,054)	(1,363)		2,428	308	7,189	64,810

Real Estate Funds–6.65%
Invesco Global Real Estate Fund–Class R6	6.65%	—	18,701	(358)	658		(14)	352	1,463	18,987

Money Market Funds–2.77%
Liquid Assets Portfolio–Institutional Class	1.38%	—	153,922	(149,956)	—		—	1	3,966	3,966
Premier Portfolio–Institutional Class	1.39%	—	153,923	(149,957)	—		—	0	3,966	3,966
Total Money Market Funds		—	307,845	(299,913)	—		—	1	7,932	7,932
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $303,544)	100.12%	$—	$610,965	$(307,015)	$(17,505	)(c)	$5,588 (e)	$1,518		$286,039
OTHER ASSETS LESS LIABILITIES	(0.12)%									(357)
NET ASSETS	100.00%									$285,682

Investment Abbreviations:

ETF  – Exchange Traded Fund

TIPS – Treasury Inflation Protected Securities

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in the Fund shares of the exchange-traded funds listed.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)	Includes $18 of return of capital received from Invesco Emerging Markets Local Currency Debt Fund.
(d)	Not affiliated with Invesco Advisers, Inc.
(e)	Includes $3,421, $2,348, $20 and $187 of capital gains distributions from affiliated underlying funds for Invesco Energy Fund, Invesco Global Health Care Fund, Invesco Global Infrastructure Fund and Invesco International Growth Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                          Invesco Multi-Asset Inflation Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in affiliated and unaffiliated underlying funds, at value (Cost $303,544)	$286,039
Receivable for:
Dividends — affiliated and unaffiliated underlying funds	182
Investment for trustee deferred compensation and retirement plans	722
Other assets	84,809
Total assets	371,752

Liabilities:
Payable for:
Investments purchased — affiliated and unaffiliated underlying funds	182
Accrued fees to affiliates	58,048
Accrued trustees’ and officers’ fees and benefits	148
Accrued other operating expenses	26,970
Trustee deferred compensation and retirement plans	722
Total liabilities	86,070
Net assets applicable to shares outstanding	$285,682

Net assets consist of:
Shares of beneficial interest	$299,205
Undistributed net investment income	(625)
Undistributed net realized gain	4,607
Net unrealized appreciation (depreciation)	(17,505)
$285,682

Net Assets:
Class A	$107,203
Class C	$9,555
Class R	$9,554
Class Y	$140,262
Class R5	$9,554
Class R6	$9,554

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	11,232
Class C	1,001
Class R	1,001
Class Y	14,694
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$9.54
Maximum offering price per share
(Net asset value of $9.54 ÷ 94.50%)	$10.10
Class C:
Net asset value and offering price per share	$9.55
Class R:
Net asset value and offering price per share	$9.54
Class Y:
Net asset value and offering price per share	$9.55
Class R5:
Net asset value and offering price per share	$9.54
Class R6:
Net asset value and offering price per share	$9.54

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                          Invesco Multi-Asset Inflation Fund

Statement of Operations

For the period October 14, 2014 (commencement date) through December 31, 2014

Investment income:
Dividends from affiliated and unaffiliated underlying funds	$1,518
Other Income	23
Total investment income	1,541

Expenses:
Advisory fees	91
Administrative services fees	10,822
Custodian fees	668
Distribution fees:
Class A	57
Class C	22
Class R	11
Transfer agent fees — A, C, R and Y	710
Transfer agent fees — R5	2
Transfer agent fees — R6	2
Trustees’ and officers’ fees and benefits	4,040
Registration and filing fees	22,912
Reports to shareholders	6,635
Professional services fees	25,504
Other	3,640
Total expenses	75,116
Less: Fees waived and expenses reimbursed	(74,735)
Net expenses	381
Net investment income	1,160

Realized and unrealized gain (loss) from:
Net realized gain (loss) on sales of affiliated and unaffiliated underlying fund shares	(388)
Net realized gain from distributions of affiliated and unaffiliated underlying fund shares	5,976
5,588
Change in net unrealized appreciation (depreciation) of affiliated and unaffiliated underlying fund shares	(17,505)
Net gain (loss) from affiliated and unaffiliated underlying funds	(11,917)
Net increase (decrease) in net assets resulting from operations	$(10,757)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                          Invesco Multi-Asset Inflation Fund

Statement of Changes in Net Assets

For the period October 14, 2014 (commencement date) through December 31, 2014

October 14, 2014 (commencement date) through December 31, 2014
Operations:
Net investment income	$1,160
Net realized gain	5,588
Change in net unrealized appreciation (depreciation)	(17,505)
Net increase (decrease) in net assets resulting from operations	(10,757)

Distributions to shareholders from net investment income:
Class A	(1,128)
Class C	(88)
Class R	(100)
Class Y	(1,611)
Class R5	(110)
Class R6	(110)
Total distributions from net investment income	(3,147)

Share transactions–net:
Class A	112,127
Class C	10,010
Class R	10,010
Class Y	147,419
Class R5	10,010
Class R6	10,010
Net increase in net assets resulting from share transactions	299,586
Net increase in net assets	285,682

Net assets:
Beginning of period	—
End of period (includes undistributed net investment income of $(625))	$285,682

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Multi-Asset Inflation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The Fund commenced operations on October 14, 2014.

The Fund’s investment objective is total return, comprised of income and capital appreciation. The Fund is a “fund of funds,” in that it invests in other mutual funds advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”), and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (“PowerShares Capital”), an affiliate of Invesco or other unaffiliated advisers (“underlying funds”). Invesco and PowerShares Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publically available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are

15                          Invesco Multi-Asset Inflation Fund

not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

16                          Invesco Multi-Asset Inflation Fund

C.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and PowerShares Capital (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through October 31, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding Acquired Fund Fees and Expenses and certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.73%, 1.48%, 0.98%, 0.48%, 0.48% and 0.48% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after fee waiver and/or expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on October 31, 2015. The fee waiver agreement cannot be terminated during its term.

For the period October 14, 2014 (commencement date) through December 31, 2014, the Adviser waived advisory fees and reimbursed fund level expenses of $74,021 and reimbursed class level expenses of $288, $27, $27, $368, $2 and $2 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period October 14, 2014 (commencement date) through December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund,

17                          Invesco Multi-Asset Inflation Fund

subject to certain limitations approved by the Trust’s Board of Trustees. For the period October 14, 2014 (commencement date) through December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the period October 14, 2014 (commencement date) through December 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period October 14, 2014 (commencement date) through December 31, 2014, IDI advised the Fund that IDI retained $15 in front-end sales commissions from the sale of Class A shares.

The underlying Invesco funds pay no distribution fees for Class Y and Class R6, and the Fund pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2014, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represents unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                          Invesco Multi-Asset Inflation Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period October 14, 2014 (commencement date) through December 31, 2014:

2014
Ordinary income	$2,166
Long-term capital gain	981
Total distributions	$3,147

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$12
Undistributed long-term gain	4,972
Net unrealized appreciation (depreciation) — investments	(17,882)
Temporary book/tax differences	(625)
Shares of beneficial interest	299,205
Total net assets	$285,682

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2014.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period October 14, 2014 (commencement date) through December 31, 2014 was $303,120 and $7,102, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,861
Aggregate unrealized (depreciation) of investment securities	(20,743)
Net unrealized appreciation (depreciation) of investment securities	$(17,882)

Cost of investments for tax purposes is $303,921.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of stock issuance costs and dividend reclassification, on December 31, 2014, undistributed net investment income was increased by $1,362, undistributed net realized gain was decreased by $981 and shares of beneficial interest was decreased by $381. This reclassification had no effect on the net assets of the Fund.

19                          Invesco Multi-Asset Inflation Fund

NOTE 9—Share Information

	Summary of Share Activity
	October 14, 2014 (commencement date) through December 31, 2014(a)
	Shares	Amount
Sold:
Class A	11,229	$112,097
Class C	1,001	10,010
Class R	1,001	10,010
Class Y	14,646	146,963
Class R5	1,001	10,010
Class R6	1,001	10,010

Issued as reinvestment of dividends:
Class A	3	30
Class Y	48	456
Net increase in share activity	29,930	$299,586

(a)	98% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/14(e)	$10.00	$0.04	$(0.40)	$(0.36)	$(0.10)	$9.54	(3.55)%	$107	0.73	%(f)	124.07	%(f)	1.81	%(f)	3%
Class C
Year ended 12/31/14(e)	10.00	0.02	(0.38)	(0.36)	(0.09)	9.55	(3.61)	10	1.48	(f)	124.82	(f)	1.06	(f)	3
Class R
Year ended 12/31/14(e)	10.00	0.03	(0.39)	(0.36)	(0.10)	9.54	(3.60)	10	0.98	(f)	124.32	(f)	1.56	(f)	3
Class Y
Year ended 12/31/14(e)	10.00	0.04	(0.38)	(0.34)	(0.11)	9.55	(3.39)	140	0.48	(f)	123.82	(f)	2.06	(f)	3
Class R5
Year ended 12/31/14(e)	10.00	0.04	(0.39)	(0.35)	(0.11)	9.54	(3.49)	10	0.48	(f)	122.66	(f)	2.06	(f)	3
Class R6
Year ended 12/31/14(e)	10.00	0.04	(0.39)	(0.35)	(0.11)	9.54	(3.49)	10	0.48	(f)	122.66	(f)	2.06	(f)	3

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.62% for the period ended December 31, 2014.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date of October 14, 2014.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $106, $10, $10, $135, $10 and $10 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

20                          Invesco Multi-Asset Inflation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Multi-Asset Inflation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Multi-Asset Inflation Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period October 14, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and transfer agent, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 25, 2015

21                          Invesco Multi-Asset Inflation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 14, 2014 (commencement date) through December 31, 2014.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of the close of business October 14, 2014 (commencement date) through December 31, 2014).

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (10/14/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[3]
A	$1,000.00	$964.50	$1.55	$1,021.53	$3.72	0.73%
C	1,000.00	963.90	3.15	1,017.74	7.53	1.48
R	1,000.00	964.00	2.08	1,020.27	4.99	0.98
Y	1,000.00	965.10	1.02	1,022.79	2.45	0.48
R5	1,000.00	965.10	1.02	1,022.79	2.45	0.48
R6	1,000.00	965.10	1.02	1,022.79	2.45	0.48

[1]	The actual ending account value is based on the actual total return of the Fund for the period October 14, 2014 (commencement date) through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 79 (as of close of business October 14, 2014 (commencement date) through December 31, 2014)/365. Because the Fund has not been in existence for a full six-month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six-month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in the Fund and other funds because such data is based on a full six-month period.

22                          Invesco Multi-Asset Inflation Fund

Initial Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Growth Series (Invesco Growth Series) (the Company) is required under the Investment Company Act of 1940, as amended, to approve the Invesco Multi-Asset Inflation Fund (the Fund) investment advisory agreements before the Fund can commence operations. During meetings held on March 25-26, 2014, the Board as a whole and the disinterested or “independent” Trustees voting separately approved (i) an amendment to the Company’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add the Fund, and (ii) (a) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, and (b) an amendment to the Sub-Advisory Contract with Invesco PowerShares Capital Management LLC to add the Fund (the sub-advisers, the Affiliated Sub-Advisers; and the contracts, the sub-advisory contracts). In doing so, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers (the Invesco Funds) and considered the information provided in the most recent annual review process as well as the information provided with respect to the Fund. The Board (i) determined that the investment advisory agreement and sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s agreements is fair and reasonable and (ii) approved submission of the agreements to the initial shareholder of the Fund.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Fund will be assigned to one of the Sub-Committees. This Sub-Committee structure permits the Trustees to focus on the performance of the Invesco Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance, fees, expenses and other matters related to their assigned Invesco Funds. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board was assisted in its review by the Senior Officer, an independent officer of the Funds, and by independent legal counsel. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

Factors and Conclusions and Summary of Evaluation of Investment Advisory and Sub-Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board noted that the Fund is a fund of funds investing principally in affiliated funds and exchange trade funds, although the Fund may also invest directly in individual securities and derivatives. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the existing relationship between Invesco Advisers and the Invesco Funds, as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers are appropriate.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who may provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance

The Board did not consider the performance of the Fund because the Fund is new and has no performance history. The Board did review performance expectations for the Fund in different market environments.

C.	Advisory and Sub-Advisory Fees and Fee Waivers

The Board considered the contractual management fee rate of the Fund and the proposed fee waivers and expense limitations that will be in place for the Fund through April 30, 2015. The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees will have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.

The Board also considered comparative advisory fee data provided by Invesco Advisers for comparable registered funds managed by third-party advisers. The Board noted that although Invesco Advisers manages other fund of funds, it does not manage other funds or client accounts with investment strategies comparable to those of the Fund. The Board noted that the advisory fee is below the Lipper Flexible Portfolio Fund of Funds classification median fee and that the advisory fee is below the fees of three key fund of fund competitors identified by Invesco Advisers at all breakpoints.

Based upon the information provided and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund would benefit from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and through expense waivers. The Board also noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board considered information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary

23                         Invesco Multi-Asset Inflation Fund

to perform their obligations under the Fund’s investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The

Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2014, the advisory fees payable by the Fund with respect to such investments. This waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers or its affiliates receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral from securities lending arrangements. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

24                         Invesco Multi-Asset Inflation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$981
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0.24%

*	The above percentages are based on ordinary income dividends paid to shareholders during the period October 14, 2014 (commencement date) through December 31, 2014.

25                          Invesco Multi-Asset Inflation Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                          Invesco Multi-Asset Inflation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                          Invesco Multi-Asset Inflation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                          Invesco Multi-Asset Inflation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                          Invesco Multi-Asset Inflation Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    When available, information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 will be available at invesco.com/proxysearch. The information also will be available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 MAI-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2014

Invesco Small Cap Growth Fund Nasdaq: A: GTSAX ■ B: GTSBX ■ C: GTSDX ■ R: GTSRX ■ Y: GTSYX ■ Investor: GTSIX R5: GTSVX ■ R6: GTSFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period, the US economy showed unmistakable signs of improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second and third quarters as employment data improved markedly. Given continuing positive economic trends, the US Federal Reserve (the Fed) ended its extraordinary asset purchase program in October – but it pledged in December to be “patient” before raising interest rates. Overseas, the story was much different. Concerns about economic stagnation and the potential for deflation depressed European markets, while the Chinese economy was hurt by a slowdown in manufacturing.

    Political change in Washington, DC; changes to monetary policy by the Fed and other central banks; the future direction of oil prices; and unexpected geopolitical events are likely to affect markets in the US and overseas in 2015. This may make some investors hesitant to begin to save for their long-term financial goals. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Small Cap Growth Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Small Cap Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco Small Cap Growth Fund, at net asset value (NAV), posted strong positive returns, outperforming its style-specific index, the Russell 2000 Growth Index. The Fund outperformed its style-specific benchmark in several sectors including the health care, consumer discretionary and industrials sectors, but underperformed in the energy sector.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.67%
Class B Shares	6.87
Class C Shares	6.85
Class R Shares	7.40
Class Y Shares	7.95
Investor Class Shares	7.67
Class R5 Shares	8.09
Class R6 Shares	8.21
S&P 500 Index‚ (Broad Market Index)	13.69
Russell 2000 Growth Index‚ (Style-Specific Index)	5.60
Lipper Small-Cap Growth Funds Index■ (Peer Group Index)	1.98
Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Slow and steady improvement in the US economy and historically low interest rates led the US equity market higher during the year ended December 31, 2014. As the US economy continued along a slow growth path, the US Federal Reserve reduced its asset purchase program throughout 2014, finally ending all purchases in October. In the early months of 2014, the stock market turned volatile, pulling back as investors began to worry that stocks may have risen too far, too fast in 2013. Unusually cold winter weather also impacted consumers, but only briefly. Relatively quickly, corporate earnings bounced back and remained generally strong through the rest of the year. Stocks rallied through the summer despite political upheaval in Ukraine and signs of economic sluggishness in China.

    As investors wrestled with evidence that US growth appeared to be on stronger footing than the rest of the world, in mid-September the price of oil began a sharp decline, along with US equities. Despite the unknown economic impact of significantly lower oil prices for an extended period, the US equity market stabilized and recovered, ending the year in positive territory.

    The Fund did relatively well in this environment, posting a positive return and, at NAV, outperforming its style-specific benchmark due to stock selection decisions across most sectors. The Fund particularly outperformed in the health care, consumer discretionary and industrials sectors. These sectors contributed to

Fund results even after offsetting underperformance in the energy sector, where the Fund’s modest overweight exposure hurt performance as oil prices plummeted.

    The Fund outperformed by the widest margin in the health care sector primarily due to stock selection. Intermune Pharmaceuticals was the Fund’s largest contributor to performance. During the year, the company’s stock outperformed when the biotechnology company reported better-than-expected trial results and confirmed efficacy of its key lung disease treatment. The company further appreciated when it was acquired for a significant premium, thus it was no longer a Fund holding at year end. Exact Sciences also benefited Fund performance based on the promising outlook for adoption of its non-invasive screening tool for colorectal cancer.

    The Fund also outperformed in the consumer discretionary sector due to stock selection. Top contributors in this sector included Jack in the Box, which reported strong sales and earnings growth throughout the year, and Domino’s Pizza, which benefited from its investments in online and mobile technology to increase market share.

    In the fall, the impact of unexpected new oil supply and decreased global demand hit oil markets simultaneously. As commodity prices tumbled, energy was the worst-performing sector of the style-specific index by a wide margin. The Fund underperformed in the sector primarily due to a modest overweight exposure to the weak sector. Nonetheless, due to stock selection, most of the Fund’s energy stocks held up better than those of the style-specific index. However, a few Fund holdings did underperform, including Oasis Petroleum and Laredo Petroleum, two exploration and

Portfolio Composition
By sector
Information Technology	25.7%
Health Care	21.5
Industrials	19.3
Consumer Discretionary	13.5
Financials	7.1
Materials	3.1
Energy	2.8
Utilities	1.6
Consumer Staples	1.5
Telecommunication Services	1.5
Money Market Funds Plus Other Assets Less Liabilities	2.4

Top 10 Equity Holdings*

1. Manhattan Associates, Inc.	2.0%
2. Jack in the Box Inc.	1.6
3. CoStar Group Inc.	1.5
4. SBA Communications Corp.-Class A	1.5
5. Wabtec Corp.	1.4
6. Exact Sciences Corp.	1.3
7. VCA, Inc.	1.3
8. A.O. Smith Corp.	1.2
9. Knight Transportation, Inc.	1.2
10. Incyte Corp.	1.2

Top Five Industries*

1. Application Software	10.3%
2. Health Care Equipment	5.1
3. Biotechnology	5.0
4. Semiconductors	4.1
5. Restaurants	3.9

Total Net Assets	$2.3 billion

Total Number of Holdings*	124

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                          Invesco Small Cap Growth Fund

production companies that trailed the broader energy sector.

    Fund positioning did not change dramatically during the year, and is based on a disciplined investment process which keeps the portfolio diversified by matching exposure to index industry groups within a moderate range, and uses rigorous fundamental research to identify attractive individual stocks.

    As we’ve discussed, the stock market experienced significant positive performance during the reporting period. However, stocks remained volatile and we caution investors against making investment decisions based on short-term performance.

    We thank you for your commitment to Invesco Small Cap Growth Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Juliet Ellis Chartered Financial Analyst, Portfolio Manager and chief investment officer of Invesco’s domestic growth investments team, is lead manager of Invesco Small Cap Growth Fund. She joined Invesco in 2004. Ms. Ellis earned a BA in economics and political science from Indiana University.
Juan Hartsfield Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Small Cap Growth Fund. He joined Invesco in 2004. Mr. Hartsfield earned a BS in petroleum engineering from The University of Texas at Austin and an MBA from the University of Michigan.
Clay Manley Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Small Cap Growth Fund. He joined Invesco in 2001. Mr. Manley earned a BA in history and geology from Vanderbilt University and an MBA with concentrations in finance and accounting from Emory University’s Goizueta Business School.

5                         Invesco Small Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Small Cap Growth Fund

Average Annual Total Returns
As of 12/31/14, including maximum applicable sales charges

Class A Shares
Inception (10/18/95)	10.66%
10 Years	9.08
5 Years	16.00
1 Year	1.74

Class B Shares
Inception (10/18/95)	10.66%
10 Years	9.04
5 Years	16.22
1 Year	2.57

Class C Shares
Inception (5/3/99)	8.16%
10 Years	8.87
5 Years	16.45
1 Year	5.99

Class R Shares
Inception (6/3/02)	9.03%
10 Years	9.42
5 Years	17.03
1 Year	7.40

Class Y Shares
10 Years	9.87%
5 Years	17.62
1 Year	7.95

Investor Class Shares
10 Years	9.70%
5 Years	17.33
1 Year	7.67

Class R5 Shares
Inception (3/15/02)	8.91%
10 Years	10.17
5 Years	17.80
1 Year	8.09

Class R6 Shares
10 Years	9.82%
5 Years	17.57
1 Year	8.21

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Investor Class shares incepted on April 7, 2006. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 1.21%, 1.96%, 1.96%, 1.46%, 0.96%, 1.21%, 0.83% and 0.74%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                         Invesco Small Cap Growth Fund

Invesco Small Cap Growth Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions,

regional or global instability, and currency and interest rate fluctuations.

■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

8                         Invesco Small Cap Growth Fund

Schedule of Investments(a)

December 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–97.64%
Aerospace & Defense–1.51%
Hexcel Corp.(b)	401,014	$16,638,071
TransDigm Group, Inc.	94,889	18,631,455
		35,269,526

Air Freight & Logistics–0.87%
Forward Air Corp.	401,997	20,248,589

Apparel Retail–1.44%
ANN Inc.(b)	420,811	15,351,185
DSW Inc.–Class A	490,617	18,300,014
		33,651,199

Apparel, Accessories & Luxury Goods–1.05%
G-III Apparel Group, Ltd.(b)	243,246	24,570,278

Application Software–10.28%
Aspen Technology, Inc.(b)	484,654	16,972,583
Cadence Design Systems, Inc.(b)	1,021,278	19,373,644
Guidewire Software Inc.(b)	391,267	19,809,848
Interactive Intelligence Group, Inc.(b)	315,229	15,099,469
Manhattan Associates, Inc.(b)	1,159,146	47,200,425
Mentor Graphics Corp.	771,968	16,921,539
MicroStrategy Inc.–Class A(b)	125,688	20,411,731
NetScout Systems, Inc.(b)	240,282	8,779,904
Qlik Technologies Inc.(b)	626,012	19,337,511
SolarWinds, Inc.(b)	395,129	19,689,278
Ultimate Software Group, Inc. (The)(b)	129,958	19,079,784
Verint Systems Inc.(b)	302,569	17,633,721
		240,309,437

Asset Management & Custody Banks–1.70%
Affiliated Managers Group, Inc.(b)	85,734	18,196,184
Janus Capital Group Inc.	1,336,443	21,556,826
		39,753,010

Automotive Retail–0.89%
Group 1 Automotive, Inc.	231,158	20,716,380

Biotechnology–5.01%
Alnylam Pharmaceuticals Inc.(b)	206,277	20,008,869
Exact Sciences Corp.(b)(c)	1,086,633	29,817,209
Incyte Corp.(b)	367,987	26,903,529
NPS Pharmaceuticals, Inc.(b)	555,092	19,855,641
Repligen Corp.(b)	397,501	7,870,520
Seattle Genetics, Inc.(b)(c)	394,397	12,671,976
		117,127,744

Broadcasting–0.64%
Sinclair Broadcast Group, Inc.–Class A(c)	549,071	15,022,583

Building Products–1.21%
A.O. Smith Corp.	500,102	28,210,754

	Shares	Value
Communications Equipment–1.57%
ARRIS Group Inc.(b)	804,482	$24,287,312
Finisar Corp.(b)	634,278	12,311,336
		36,598,648

Construction & Engineering–0.49%
MasTec Inc.(b)	503,576	11,385,853

Construction Machinery & Heavy Trucks–2.29%
WABCO Holdings Inc.(b)	209,276	21,927,939
Wabtec Corp.	364,001	31,628,047
		53,555,986

Construction Materials–0.68%
Martin Marietta Materials, Inc.	143,972	15,882,991

Distributors–0.83%
Pool Corp.	307,039	19,478,554

Electric Utilities–0.92%
ITC Holdings Corp.	533,905	21,585,779

Electrical Components & Equipment–1.05%
Acuity Brands, Inc.	175,290	24,552,870

Electronic Equipment & Instruments–1.40%
Cognex Corp.(b)	435,445	17,996,942
National Instruments Corp.	470,700	14,634,063
		32,631,005

Electronic Manufacturing Services–0.53%
IPG Photonics Corp.(b)(c)	165,186	12,375,735

Environmental & Facilities Services–0.64%
Tetra Tech, Inc.	559,961	14,950,959

Footwear–0.73%
Steven Madden, Ltd.(b)	533,491	16,981,019

Health Care Equipment–5.12%
DexCom Inc.(b)	417,288	22,971,704
Insulet Corp.(b)	377,950	17,408,377
NuVasive, Inc.(b)	489,750	23,096,610
Sirona Dental Systems, Inc.(b)	222,812	19,467,085
STERIS Corp.	384,443	24,931,129
Thoratec Corp.(b)	365,222	11,855,106
		119,730,011

Health Care Facilities–3.85%
Community Health Systems Inc.(b)	430,322	23,202,962
Community Health Systems Inc.–Rts.(b)	1,164,768	29,119
HealthSouth Corp.	500,308	19,241,846
Select Medical Holdings Corp.	1,249,212	17,988,653
VCA, Inc.(b)	606,298	29,569,153
		90,031,733

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Small Cap Growth Fund

	Shares	Value
Health Care Services–1.75%
Chemed Corp.	226,528	$23,937,214
Envision Healthcare Holdings, Inc.(b)	490,358	17,010,519
		40,947,733

Health Care Technology–0.32%
HMS Holdings Corp.(b)	354,521	7,494,574

Homebuilding–0.65%
Standard Pacific Corp.(b)	2,074,270	15,121,428

Hotels, Resorts & Cruise Lines–0.78%
Choice Hotels International, Inc.	326,916	18,313,834

Industrial Machinery–2.54%
Crane Co.	266,102	15,620,187
ITT Corp.	513,557	20,778,516
Lincoln Electric Holdings, Inc.	333,643	23,051,395
		59,450,098

Internet Software & Services–3.62%
CoStar Group Inc.(b)	193,579	35,546,912
Dealertrack Technologies Inc.(b)	431,956	19,139,970
Envestnet, Inc.(b)	313,210	15,391,139
HomeAway Inc.(b)	489,751	14,584,785
		84,662,806

Investment Banking & Brokerage–1.52%
Greenhill & Co., Inc.(c)	230,089	10,031,880
Stifel Financial Corp.(b)	502,184	25,621,428
		35,653,308

IT Consulting & Other Services–1.63%
Booz Allen Hamilton Holding Corp.	673,919	17,879,071
EPAM Systems, Inc.(b)	425,913	20,337,346
		38,216,417

Leisure Products–0.82%
Brunswick Corp.	372,699	19,104,551

Life & Health Insurance–0.94%
American Equity Investment Life Holding Co.	756,095	22,070,413

Life Sciences Tools & Services–2.34%
Bio-Techne Corp.	193,891	17,915,528
PAREXEL International Corp.(b)	361,967	20,110,887
PerkinElmer, Inc.	382,433	16,723,795
		54,750,210

Marine–0.69%
Kirby Corp.(b)	199,575	16,113,686

Metal & Glass Containers–0.96%
Berry Plastics Group Inc.(b)	714,570	22,544,683

Office Services & Supplies–1.75%
Pitney Bowes Inc.	907,897	22,125,450
Steelcase Inc.–Class A	1,052,103	18,885,249
		41,010,699

	Shares	Value
Oil & Gas Drilling–0.60%
Atwood Oceanics, Inc.(b)	264,592	$7,506,475
Patterson-UTI Energy, Inc.	391,716	6,498,568
		14,005,043

Oil & Gas Equipment & Services–0.63%
Dril-Quip, Inc.(b)	190,590	14,623,971

Oil & Gas Exploration & Production–1.69%
Energen Corp.	255,080	16,263,901
Laredo Petroleum Inc.(b)(c)	599,674	6,206,626
Oasis Petroleum Inc.(b)	451,940	7,475,087
Ultra Petroleum Corp.(b)(c)	722,836	9,512,522
		39,458,136

Oil & Gas Storage & Transportation–0.60%
SemGroup Corp.–Class A	205,829	14,076,645

Packaged Foods & Meats–1.48%
B&G Foods Inc.	477,106	14,265,469
Lancaster Colony Corp.	216,086	20,234,293
		34,499,762

Pharmaceuticals–3.09%
Catalent, Inc.(b)	16,416	457,678
Jazz Pharmaceuticals PLC(b)	109,080	17,859,668
Nektar Therapeutics(b)	1,351,842	20,953,551
Pacira Pharmaceuticals, Inc.(b)	160,813	14,257,681
Salix Pharmaceuticals, Ltd.(b)	163,706	18,816,368
		72,344,946

Regional Banks–2.98%
Hancock Holding Co.	490,897	15,070,538
Home BancShares Inc.	502,474	16,159,564
SVB Financial Group(b)	187,747	21,791,794
UMB Financial Corp.	293,678	16,707,341
		69,729,237

Restaurants–3.90%
BJ’s Restaurants Inc.(b)	369,906	18,572,980
Cheesecake Factory Inc. (The)	342,927	17,252,657
Domino’s Pizza, Inc.	186,967	17,606,683
Jack in the Box Inc.	472,794	37,804,608
		91,236,928

Semiconductor Equipment–1.40%
MKS Instruments, Inc.	401,229	14,684,981
Teradyne, Inc.	912,816	18,064,629
		32,749,610

Semiconductors–4.08%
Atmel Corp.(b)	2,357,802	19,793,748
Cavium Inc.(b)	344,029	21,267,873
Monolithic Power Systems Inc.	380,130	18,907,666
Power Integrations, Inc.	357,417	18,492,756
Silicon Laboratories Inc.(b)	357,694	17,033,388
		95,495,431

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Small Cap Growth Fund

	Shares	Value
Specialized REIT’s–0.86%
Corrections Corp. of America	556,175	$20,211,400

Specialty Chemicals–0.94%
PolyOne Corp.	580,216	21,995,989

Specialty Stores–1.14%
Five Below, Inc.(b)	390,407	15,940,318
Vitamin Shoppe, Inc.(b)	220,999	10,736,131
		26,676,449

Steel–0.54%
Carpenter Technology Corp.	256,131	12,614,452

Systems Software–1.24%
CommVault Systems, Inc.(b)	215,683	11,148,654
Qualys Inc.(b)	472,792	17,847,898
		28,996,552

Technology Distributors–1.13%
SYNNEX Corp.	337,919	26,411,749

Technology Hardware, Storage & Peripherals–0.97%
Cray, Inc.(b)	658,354	22,700,046

Trading Companies & Distributors–1.58%
Watsco, Inc.	186,262	19,930,034
WESCO International, Inc.(b)(c)	221,729	16,897,967
		36,828,001

Trucking–2.32%
Knight Transportation, Inc.	811,457	27,313,643

	Shares	Value
Trucking–(continued)
Old Dominion Freight Line, Inc.(b)	30,994	$2,406,374
Swift Transportation Co.(b)	853,857	24,445,926
		54,165,943

Wireless Telecommunication Services–1.46%
SBA Communications Corp.–Class A(b)	309,077	34,233,369
Total Common Stocks & Other Equity Interests (Cost $1,481,171,959)		2,283,128,742

Money Market Funds–2.96%
Liquid Assets Portfolio–Institutional Class(d)	34,616,335	34,616,335
Premier Portfolio–Institutional Class(d)	34,616,335	34,616,335
Total Money Market Funds (Cost $69,232,670)		69,232,670
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.60% (Cost $1,550,404,629)		2,352,361,412

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.19%
Liquid Assets Portfolio–Institutional Class (Cost $74,591,940)(d)(e)	74,591,940	74,591,940
TOTAL INVESTMENTS–103.79% (Cost $1,624,996,569)		2,426,953,352
OTHER ASSETS LESS LIABILITIES–(3.79)%		(88,578,100)
NET ASSETS–100.00%		$2,338,375,252

Investment Abbreviations:

REIT	– Real Estate Investment Trust
Rts.	– Rights

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2014.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of December 31, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman	$71,752,875	$(71,752,875)	$—

*	Amount does not include excess collateral received.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Small Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (Cost $1,481,171,959)*	$2,283,128,742
Investments in affiliated money market funds, at value and cost	143,824,610
Total investments, at value (Cost $1,624,996,569)	2,426,953,352
Receivable for:
Investments sold	539,305
Fund shares sold	4,117,439
Dividends	1,062,743
Investment for trustee deferred compensation and retirement plans	328,709
Other assets	39,826
Total assets	2,433,041,374

Liabilities:
Payable for:
Investments purchased	795,117
Fund shares reacquired	17,511,772
Collateral upon return of securities loaned	74,591,940
Accrued fees to affiliates	1,280,502
Accrued trustees’ and officers’ fees and benefits	740
Accrued other operating expenses	101,161
Trustee deferred compensation and retirement plans	384,890
Total liabilities	94,666,122
Net assets applicable to shares outstanding	$2,338,375,252

Net assets consist of:
Shares of beneficial interest	$1,503,712,766
Undistributed net investment income (loss)	(373,585)
Undistributed net realized gain	33,079,288
Net unrealized appreciation	801,956,783
$2,338,375,252

Net Assets:
Class A	$710,426,451
Class B	$3,876,195
Class C	$20,956,674
Class R	$108,855,123
Class Y	$105,193,572
Investor Class	$279,827,651
Class R5	$970,302,778
Class R6	$138,936,808

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	19,763,351
Class B	139,643
Class C	756,279
Class R	3,184,811
Class Y	2,874,398
Investor Class	7,494,552
Class R5	24,815,828
Class R6	3,547,425
Class A:
Net asset value per share	$35.95
Maximum offering price per share
(Net asset value of $35.95 ÷ 94.50%)	$38.04
Class B:
Net asset value and offering price per share	$27.76
Class C:
Net asset value and offering price per share	$27.71
Class R:
Net asset value and offering price per share	$34.18
Class Y:
Net asset value and offering price per share	$36.60
Investor Class:
Net asset value and offering price per share	$37.34
Class R5:
Net asset value and offering price per share	$39.10
Class R6:
Net asset value and offering price per share	$39.17

*	At December 31, 2014, securities with an aggregate value of $71,752,875 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Small Cap Growth Fund

Statement of Operations

For the year ended December 31, 2014

Investment income:
Dividends	$21,135,911
Dividends from affiliated money market funds (includes securities lending income of $1,257,716)	1,278,364
Total investment income	22,414,275

Expenses:
Advisory fees	15,750,789
Administrative services fees	485,016
Custodian fees	81,325
Distribution fees:
Class A	2,250,478
Class B	45,559
Class C	210,318
Class R	523,375
Investor Class	694,450
Transfer agent fees — A, B, C, R, Y and Investor	3,418,998
Transfer agent fees — R5	750,775
Transfer agent fees — R6	5,580
Trustees’ and officers’ fees and benefits	63,460
Other	393,992
Total expenses	24,674,115
Less: Fees waived and expense offset arrangement(s)	(74,484)
Net expenses	24,599,631
Net investment income (loss)	(2,185,356)

Realized and unrealized gain (loss) from:
Net realized gain from investment securities (includes net gains from securities sold to affiliates of $15,831,286)	367,675,632
Change in net unrealized appreciation (depreciation) of investment securities	(192,965,916)
Net realized and unrealized gain	174,709,716
Net increase in net assets resulting from operations	$172,524,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Small Cap Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income (loss)	$(2,185,356)	$(5,805,423)
Net realized gain	367,675,632	137,285,199
Change in net unrealized appreciation (depreciation)	(192,965,916)	554,576,570
Net increase in net assets resulting from operations	172,524,360	686,056,346

Distributions to shareholders from net investment income:
Class A	—	(464,703)
Class Y	—	(142,290)
Investor Class	—	(131,177)
Class R5	—	(2,107,894)
Class R6	—	(263,149)
Total distributions from net investment income	—	(3,109,213)

Distributions to shareholders from net realized gains:
Class A	(112,329,694)	(50,373,771)
Class B	(760,931)	(346,313)
Class C	(4,021,213)	(1,383,920)
Class R	(17,549,526)	(5,761,621)
Class Y	(13,580,474)	(3,813,169)
Investor Class	(41,845,493)	(14,219,636)
Class R5	(139,489,926)	(37,861,750)
Class R6	(19,766,824)	(4,645,821)
Total distributions from net realized gains	(349,344,081)	(118,406,001)

Share transactions–net:
Class A	(198,540,936)	(49,449,943)
Class B	(1,004,971)	(1,833,964)
Class C	1,797,451	(930,726)
Class R	11,877,276	(6,262,529)
Class Y	39,037,806	24,780,307
Investor Class	19,512,081	3,899,627
Class R5	267,853,461	(38,219,296)
Class R6	31,495,999	102,885,376
Net increase in net assets resulting from share transactions	172,028,167	34,868,852
Net increase (decrease) in net assets	(4,791,554)	599,409,984

Net assets:
Beginning of year	2,343,166,806	1,743,756,822
End of year (includes undistributed net investment income (loss) of $(373,585) and $(363,733), respectively)	$2,338,375,252	$2,343,166,806

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Small Cap Growth Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of eight different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless

14                         Invesco Small Cap Growth Fund

certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

Effective as of the close of business on March 18, 2002, the Fund’s shares were offered on a limited basis to certain investors.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and

15                         Invesco Small Cap Growth Fund

unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

16                         Invesco Small Cap Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.70%
Next $500 million	0.675%
Over $1.5 billion	0.65%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.68%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $72,207.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2014, IDI advised the Fund that IDI retained $8,359 in front-end sales commissions from the sale of Class A shares and $36, $774 and $206 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended December 31, 2014, the Fund incurred $18,713 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17                         Invesco Small Cap Growth Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2014, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2014, the Fund engaged in securities purchases of $2,861,435 and securities sales of $51,783,806, which resulted in net realized gains of $15,831,286.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,277.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Small Cap Growth Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$47,657,569	$22,557,611
Long-term capital gain	301,686,512	98,957,603
Total distributions	$349,344,081	$121,515,214

Tax Components of Net Assets at Period-End:

2014
Undistributed long-term gain	$33,599,350
Net unrealized appreciation — investments	801,616,262
Temporary book/tax differences	(373,585)
Post-October deferrals	(179,541)
Shares of beneficial interest	1,503,712,766
Total net assets	$2,338,375,252

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2014.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $640,434,166 and $816,109,697, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$862,642,664
Aggregate unrealized (depreciation) of investment securities	(61,026,402)
Net unrealized appreciation of investment securities	$801,616,262

Cost of investments for tax purposes is $1,625,337,090.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2014, undistributed net investment income (loss) was increased by $2,175,504 and undistributed net realized gain was decreased by $2,175,504. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Small Cap Growth Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	3,533,450	$141,316,020	4,961,797	$176,236,513
Class B	5,453	180,080	8,085	241,333
Class C	50,523	1,622,011	66,257	1,931,678
Class R	774,796	29,770,436	985,949	34,141,640
Class Y	1,190,168	46,481,889	872,999	31,874,733
Investor Class	869,200	36,059,734	1,133,772	41,267,610
Class R5	7,804,908	343,256,765	4,792,353	178,660,210
Class R6	1,140,068	48,733,723	2,860,247	107,479,821

Issued as reinvestment of dividends:
Class A	3,168,434	110,293,199	1,325,013	50,204,805
Class B	27,325	734,788	10,957	338,224
Class C	146,297	3,926,603	43,878	1,352,764
Class R	530,178	17,548,901	158,194	5,761,415
Class Y	371,251	13,153,419	95,473	3,663,312
Investor Class	1,128,040	40,778,642	357,615	13,993,469
Class R5	3,581,094	135,544,419	949,647	38,479,691
Class R6	521,364	19,764,901	121,073	4,908,298

Automatic conversion of Class B shares to Class A shares:
Class A	32,411	1,300,240	41,095	1,447,293
Class B	(40,099)	(1,300,240)	(49,721)	(1,447,293)

Reacquired:
Class A	(11,099,217)	(451,450,395)	(7,759,244)	(277,338,554)
Class B	(18,907)	(619,599)	(33,031)	(966,228)
Class C	(115,926)	(3,751,163)	(144,668)	(4,215,168)
Class R	(925,648)	(35,442,061)	(1,364,659)	(46,165,584)
Class Y	(504,562)	(20,597,502)	(292,245)	(10,757,738)
Investor Class	(1,380,628)	(57,326,295)	(1,399,378)	(51,361,452)
Class R5	(4,950,996)	(210,947,723)	(6,829,713)	(255,359,197)
Class R6	(861,258)	(37,002,625)	(234,362)	(9,502,743)
Net increase in share activity	4,977,719	$172,028,167	677,383	$34,868,852

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20                         Invesco Small Cap Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/14	$39.68	$(0.10)		$2.93	$2.83	$—	$(6.56)	$(6.56)	$35.95	7.67%	$710,426	1.22	%(d)	1.22	%(d)	(0.25	)%(d)	28%
Year ended 12/31/13	30.00	(0.15)		12.02	11.87	(0.02)	(2.17)	(2.19)	39.68	39.90	957,432	1.21		1.21		(0.41)		19
Year ended 12/31/12	27.71	0.01	(e)	5.01	5.02	—	(2.73)	(2.73)	30.00	18.35	766,787	1.23		1.23		0.04	(e)	24
Year ended 12/31/11	28.59	(0.19)		(0.17)	(0.36)	—	(0.52)	(0.52)	27.71	(1.27)	829,696	1.27		1.27		(0.65)		38
Year ended 12/31/10	22.64	(0.15)		6.10	5.95	—	—	—	28.59	26.28	933,268	1.25		1.25		(0.62)		38
Class B
Year ended 12/31/14	32.31	(0.32)		2.33	2.01	—	(6.56)	(6.56)	27.76	6.87	3,876	1.97	(d)	1.97	(d)	(1.00	)(d)	28
Year ended 12/31/13	24.90	(0.34)		9.92	9.58	—	(2.17)	(2.17)	32.31	38.87	5,360	1.96		1.96		(1.16)		19
Year ended 12/31/12	23.58	(0.18	)(e)	4.23	4.05	—	(2.73)	(2.73)	24.90	17.44	5,717	1.98		1.98		(0.71	)(e)	24
Year ended 12/31/11	24.59	(0.36)		(0.13)	(0.49)	—	(0.52)	(0.52)	23.58	(2.01)	7,572	2.02		2.02		(1.40)		38
Year ended 12/31/10	19.62	(0.28)		5.25	4.97	—	—	—	24.59	25.33	12,195	2.00		2.00		(1.37)		38
Class C
Year ended 12/31/14	32.27	(0.32)		2.32	2.00	—	(6.56)	(6.56)	27.71	6.85	20,957	1.97	(d)	1.97	(d)	(1.00	)(d)	28
Year ended 12/31/13	24.87	(0.34)		9.91	9.57	—	(2.17)	(2.17)	32.27	38.88	21,794	1.96		1.96		(1.16)		19
Year ended 12/31/12	23.55	(0.18	)(e)	4.23	4.05	—	(2.73)	(2.73)	24.87	17.46	17,657	1.98		1.98		(0.71	)(e)	24
Year ended 12/31/11	24.56	(0.36)		(0.13)	(0.49)	—	(0.52)	(0.52)	23.55	(2.01)	17,851	2.02		2.02		(1.40)		38
Year ended 12/31/10	19.59	(0.28)		5.25	4.97	—	—	—	24.56	25.37	21,201	2.00		2.00		(1.37)		38
Class R
Year ended 12/31/14	38.13	(0.19)		2.80	2.61	—	(6.56)	(6.56)	34.18	7.40	108,855	1.47	(d)	1.47	(d)	(0.50	)(d)	28
Year ended 12/31/13	28.95	(0.23)		11.58	11.35	—	(2.17)	(2.17)	38.13	39.55	106,983	1.46		1.46		(0.66)		19
Year ended 12/31/12	26.89	(0.06	)(e)	4.85	4.79	—	(2.73)	(2.73)	28.95	18.05	87,606	1.48		1.48		(0.21	)(e)	24
Year ended 12/31/11	27.83	(0.26)		(0.16)	(0.42)	—	(0.52)	(0.52)	26.89	(1.52)	70,749	1.52		1.52		(0.90)		38
Year ended 12/31/10	22.09	(0.20)		5.94	5.74	—	—	—	27.83	25.98	67,464	1.50		1.50		(0.87)		38
Class Y
Year ended 12/31/14	40.18	0.00		2.98	2.98	—	(6.56)	(6.56)	36.60	7.95	105,194	0.97	(d)	0.97	(d)	0.00	(d)	28
Year ended 12/31/13	30.33	(0.06)		12.16	12.10	(0.08)	(2.17)	(2.25)	40.18	40.24	73,035	0.96		0.96		(0.16)		19
Year ended 12/31/12	27.93	0.09	(e)	5.05	5.14	(0.01)	(2.73)	(2.74)	30.33	18.64	34,616	0.98		0.98		0.29	(e)	24
Year ended 12/31/11	28.73	(0.12)		(0.16)	(0.28)	—	(0.52)	(0.52)	27.93	(0.99)	8,108	1.02		1.02		(0.40)		38
Year ended 12/31/10	22.70	(0.09)		6.12	6.03	—	—	—	28.73	26.56	6,245	1.00		1.00		(0.37)		38
Investor Class
Year ended 12/31/14	40.97	(0.10)		3.03	2.93	—	(6.56)	(6.56)	37.34	7.67	279,828	1.22	(d)	1.22	(d)	(0.25	)(d)	28
Year ended 12/31/13	30.92	(0.15)		12.39	12.24	(0.02)	(2.17)	(2.19)	40.97	39.92	281,811	1.21		1.21		(0.41)		19
Year ended 12/31/12	28.49	0.01	(e)	5.15	5.16	—	(2.73)	(2.73)	30.92	18.34	209,842	1.23		1.23		0.04	(e)	24
Year ended 12/31/11	29.37	(0.20)		(0.16)	(0.36)	—	(0.52)	(0.52)	28.49	(1.24)	209,381	1.27		1.27		(0.65)		38
Year ended 12/31/10	23.26	(0.15)		6.26	6.11	—	—	—	29.37	26.27	230,909	1.25		1.25		(0.62)		38
Class R5
Year ended 12/31/14	42.44	0.07		3.15	3.22	—	(6.56)	(6.56)	39.10	8.09	970,303	0.82	(d)	0.82	(d)	0.15	(d)	28
Year ended 12/31/13	31.92	(0.01)		12.82	12.81	(0.12)	(2.17)	(2.29)	42.44	40.46	780,094	0.83		0.83		(0.03)		19
Year ended 12/31/12	29.27	0.14	(e)	5.29	5.43	(0.05)	(2.73)	(2.78)	31.92	18.77	621,522	0.83		0.83		0.44	(e)	24
Year ended 12/31/11	30.03	(0.06)		(0.18)	(0.24)	—	(0.52)	(0.52)	29.27	(0.81)	501,895	0.83		0.83		(0.21)		38
Year ended 12/31/10	23.68	(0.05)		6.40	6.35	—	—	—	30.03	26.82	427,893	0.82		0.82		(0.19)		38
Class R6
Year ended 12/31/14	42.46	0.10		3.17	3.27	—	(6.56)	(6.56)	39.17	8.21	138,937	0.73	(d)	0.73	(d)	0.24	(d)	28
Year ended 12/31/13	31.92	0.02		12.81	12.83	(0.12)	(2.17)	(2.29)	42.46	40.53	116,657	0.74		0.74		0.06		19
Year ended 12/31/12(f)	34.10	0.05	(e)	0.56	0.61	(0.06)	(2.73)	(2.79)	31.92	1.97	9	0.75	(g)	0.75	(g)	0.52	(e)(g)	24

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $900,191, $4,556, $21,032, $104,675, $77,724, $277,780, $791,079 and $130,776 for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.12) and (0.39)%, $(0.29) and (1.14)%, $(0.29) and (1.14)%, $(0.19) and (0.64)%, $(0.04) and (0.14)%, $(0.12) and (0.39)%, $0.01 and 0.01% and $0.01 and 0.09% for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

21                         Invesco Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group (Invesco Funds Group)

and Shareholders of Invesco Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Small Cap Growth Fund (one of the funds constituting AIM Funds Group (Invesco Funds Group), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 23, 2015

22                         Invesco Small Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,028.70	$6.24	$1,019.06	$6.21	1.22%
B	1,000.00	1,024.90	10.05	1,015.27	10.01	1.97
C	1,000.00	1,024.70	10.05	1,015.27	10.01	1.97
R	1,000.00	1,027.40	7.51	1,017.80	7.48	1.47
Y	1,000.00	1,030.00	4.96	1,020.32	4.94	0.97
Investor	1,000.00	1,028.50	6.24	1,019.06	6.21	1.22
R5	1,000.00	1,030.60	4.20	1,021.07	4.18	0.82
R6	1,000.00	1,031.30	3.74	1,021.53	3.72	0.73

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Small Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$301,686,512
Qualified Dividend Income*	29.25%
Corporate Dividends Received Deduction*	29.25%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$47,657,569

24                         Invesco Small Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Small Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Small Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Small Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Small Cap Growth Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 SCG-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2014

Invesco U.S. Mortgage Fund Nasdaq: A: VKMGX ■ B: VUSBX ■ C: VUSCX ■ Y: VUSIX ■ R5: VUSJX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period, the US economy showed unmistakable signs of improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second and third quarters as employment data improved markedly. Given continuing positive economic trends, the US Federal Reserve (the Fed) ended its extraordinary asset purchase program in October – but it pledged in December to be “patient” before raising interest rates. Overseas, the story was much different. Concerns about economic stagnation and the potential for deflation depressed European markets, while the Chinese economy was hurt by a slowdown in manufacturing.

    Political change in Washington, DC; changes to monetary policy by the Fed and other central banks; the future direction of oil prices; and unexpected geopolitical events are likely to affect markets in the US and overseas in 2015. This may make some investors hesitant to begin to save for their long-term financial goals. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco U.S. Mortgage Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco U.S. Mortgage Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Class A shares of Invesco U.S. Mortgage Fund, at net asset value (NAV), outperformed the Fund’s style-specific index, the Barclays U.S. Mortgage Backed Securities Index. Sector and security selection each played a role in the Fund’s performance for the reporting period.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.27%
Class B Shares	5.48
Class C Shares	5.48
Class Y Shares	6.52
Class R5 Shares	6.56
Bank of America Merrill Lynch 1-10 Year Treasury Index‚ (Broad Market Index)	2.82
Barclays U.S. Mortgage Backed Securities Index‚ (Style-Specific Index)	6.08

Source(s): ‚FactSet Research Systems Inc.

Market conditions and your Fund

The year ended December 31, 2014, turned out to be a surprisingly successful year for many bond market participants given the predictions for rising rates that dominated the media and investor psyche at the beginning of the year. Falling long-term bond yields were a driving force behind generally positive intermediate- to long-term, higher-quality bond returns during 2014.

    The year began on a positive note for bonds, buoyed by a general decline in yields on concerns over US economic growth following unexpectedly disruptive winter weather in the first quarter of 2014. Yields also were pushed lower due to demand driven by rising tensions in Eastern Europe and the Middle East, which prompted investors to seek safety. The yield on the 10-year US Treasury note fell to 2.5% by the end of June.1 This happened despite the US Federal Reserve’s (the Fed) tapering of its quantitative easing via bond purchases from $75 billion a month beginning in January to $35 billion a month beginning in July.1

    Despite growing geopolitical risk and softer-than-expected global economic growth, investors’ demand for yield also fueled positive results in credit-related markets, such as emerging market debt and high yield corporate bonds, during the first half of the year. While a favorable supply/demand dynamic and solid credit fundamentals throughout the first part of the year supported an environment in which investors were willing to assume somewhat greater credit risk, these credit sectors experienced notable volatility near the end of the reporting period. A steep drop in oil prices in the second half of 2014 and concerns over the ongoing conflict between Russia and the Ukraine spurred notable sell-offs in both high yield corporate bonds and emerging market debt.

    As the reporting period drew to a close, the most credit-sensitive markets made it to the finish line with positive, albeit subdued, returns after a bumpy ride throughout 2014. Meanwhile, long-term Treasury bonds were some of the best-performing bonds in 2014 as yields drifted lower, with the yield on the 30-year US Treasury rate ending the year at 2.75%, down from just under 4.00% at the start of the year.1

    In this market environment, Class A shares of Invesco U.S. Mortgage Fund, at NAV, generated positive total returns and outperformed the Fund’s style-specific index, the Barclays U.S. Mortgage Backed Securities Index, mostly due to a favorable sector and security selection versus the style-specific benchmark.

    We maintained the Fund’s allocation to non-agency residential mortgage-backed securities (MBS) at between 10–20% of the portfolio’s total net assets; this helped the Fund’s performance versus the style-specific index for much of the year due to a highly supportive supply/demand dynamic and fundamental improvements in the underlying mortgage loans that attracted investors. However, during the fourth quarter of 2014, the shorter duration profile of non-agency MBS hindered their performance versus the style-specific benchmark securities. For similar supply/demand and fundamental reasons, our sustained 10–20% allocation to commercial mortgage backed securities (CMBS) also contributed to relative

Portfolio Composition
By security type, based on total investments
U.S. Government Sponsored Agency Mortgage-Backed Securities	70.8%
Asset-Backed Securities	26.2
Non-Agency Obligations	0.7
U.S. Treasury Securities	0.2
Money Market Funds	2.1

Top 10 Fixed Income Issuers*

1. Federal National Mortgage Association	52.8%
2. Federal Home Loan Mortgage Corp.	33.4
3. Government National Mortgage Association	5.6
4. Bear Stearns Commercial Mortgage Securities Trust	4.1
5. Ginnie Mae REMICs	3.1
6. JP Morgan Chase Commercial Mortgage Securities Trust	3.0
7. JP Morgan Mortgage Trust	2.4
8. Citigroup Mortgage Loan Trust, Inc.	2.2
9. La Hipotecaria Panamanian Mortgage Trust	2.1
10. Morgan Stanley Capital I Trust	1.9

Total Net Assets	$453.8 million

Total Number of Holdings*	895

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco U.S. Mortgage Fund

results for the year. Our security selection decisions across the maturity, coupon, vintage and issuer strata of the residential MBS market also helped relative returns. Among agency MBS, the 30-year, fixed rate MBS with coupons below 5% were most beneficial to Fund total returns.

    The Fund also benefited from incremental income earned by engaging in dollar (mortgage) roll activity, a type of repurchase transaction in the highly liquid to-be-announced (TBA) market for agency MBS. A dollar roll involves the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Excess portfolio cash resulting from the use of this strategy is subsequently invested in short-term instruments to generate additional return for the Fund.

    The Fund used active duration and yield curve positioning for risk management and for generating “alpha” (the extra return above a specific benchmark), versus its style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. During the reporting period, we maintained the portfolio’s overall duration slightly longer than that of the style-specific benchmark, on average, which produced favorable results as rates fell. However, yield curve positioning within the portfolio emphasized short-term (six months to two years) interest rates, missing much of the performance benefit of falling longer-term rates, and more than offset the positive relative return generated by duration positioning alone. Buying and selling US Treasury futures contracts was an important tool we used for the management of interest rate risk and to maintain our targeted portfolio duration.

    Please note that our strategy is implemented using derivative instruments, including futures, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tend to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    We thank you for your investment in Invesco U.S. Mortgage Fund.

1	Source: Board of Governors of the Federal Reserve System (US)

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Clint Dudley Chartered Financial Analyst, Portfolio Manager, is manager of Invesco U.S. Mortgage Fund. He joined Invesco in 1998. Mr. Dudley earned a BBA and an MBA from Baylor University.

Jason Marshall Portfolio Manager, is manager of Invesco U.S. Mortgage Fund. He joined Invesco in 2007. Mr. Marshall earned a BS in finance from Indiana University of Pennsylvania and an MBA from Duquesne University.

Brian Norris Chartered Financial Analyst, Portfolio Manager, is manager of Invesco U.S. Mortgage Fund. He joined Invesco in 2001. Mr. Norris earned a BS in business administration from the University of Louisville.

5                         Invesco U.S. Mortgage Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

short position in a TBA mortgage poses more risk than holding the same TBA mortgage long. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. A Fund will earmark or segregate liquid assets in an amount at least equal to its exposure for the duration of the contract. The Fund will incur increased transaction costs associated with selling TBA mortgages short. In addition, taking short positions in TBA mortgages results in a form of leverage which could increase the volatility of the Fund’s share price.

■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	When-issued and delayed delivery risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.

■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The Bank of America Merrill Lynch 1-10 Year Treasury Index tracks the performance of US Treasury securities with maturities of one to 9.99 years.
■	The Barclays U.S. Mortgage Backed Securities Index represents mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6                         Invesco U.S. Mortgage Fund

Average Annual Total Returns As of 12/31/14, including maximum applicable sales charges

Class A Shares
Inception (5/31/84)	6.61%
10 Years	3.24
5 Years	3.01
1 Year	1.74

Class B Shares
Inception (8/24/92)	4.50%
10 Years	3.05
5 Years	2.78
1 Year	0.48

Class C Shares
Inception (8/13/93)	3.79%
10 Years	2.90
5 Years	3.13
1 Year	4.48

Class Y Shares
Inception (9/25/06)	4.12%
5 Years	4.17
1 Year	6.52

Class R5 Shares
10 Years	3.81%
5 Years	4.17
1 Year	6.56

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen U.S. Mortgage Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen U.S. Mortgage Fund (renamed Invesco U.S. Mortgage Fund). Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco U.S. Mortgage Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R5 shares was 0.94%, 1.70%, 1.70%, 0.70% and 0.66%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                         Invesco U.S. Mortgage Fund

Invesco U.S. Mortgage Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Borrowing risk. Borrowing money to buy securities exposes the Fund to leverage because the Fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the Fund. Borrowing may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Borrowing may also cause the Fund to liquidate positions when it may not be advantageous to do so. In addition, borrowing will cause the Fund to incur interest expenses and other fees. There can be no assurance that the Fund’s borrowing strategy will be successful.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks.

Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Dollar roll transactions risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.
■	TBA transactions risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the securities, exposing the Fund to further losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. A continued on page 6

8                         Invesco U.S. Mortgage Fund

Schedule of Investments

December 31, 2014

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–102.60%
Collateralized Mortgage Obligations–10.73%
Fannie Mae ACES, 0.45%, 12/25/17(a)	$4,475,258	$4,472,522
0.66%, 08/25/19(a)	1,910,038	1,919,228
Fannie Mae Grantor Trust 7.50%, 01/19/39	507,776	563,676
Fannie Mae Interest STRIPS, IO, 6.50%, 10/25/24	324,973	37,360
8.00%, 05/01/30	1,231,675	349,683
7.50%, 01/01/32	411,001	72,571
Fannie Mae REMICs, 2.00%, 06/25/19	726,177	734,582
7.00%, 09/25/32	428,782	490,209
6.57%, 06/25/39(a)	1,596,295	1,833,522
Fannie Mae REMICS 3.50%, 09/25/44	5,522,501	5,573,711
Fannie Mae REMICs, IO, 4.50%, 11/25/23	9,410,047	544,486
3.00%, 10/25/26	5,079,261	510,023
8.00%, 08/18/27 to 09/18/27	1,395,332	243,999
6.00%, 05/25/33	57,700	12,239
7.00%, 05/25/33	1,288,287	257,995
3.50%, 08/25/42	2,437,769	310,831
1.81%, 03/25/43(a)	24,210,334	1,939,340
Freddie Mac REMICs, 4.50%, 06/15/18	232,153	241,900
3.00%, 10/15/18 to 04/15/26	2,355,865	2,418,796
3.75%, 10/15/18	489,416	494,438
Freddie Mac REMICS 1.87%, 12/15/39(a)	31,292,145	2,620,604
Freddie Mac REMICs, IO, 3.00%, 09/15/25	8,446,277	607,731
2.50%, 09/15/27	5,091,323	505,573
1.70%, 04/15/38(a)	16,771,371	1,224,382
1.83%, 02/15/39(a)	13,923,788	1,216,208
4.00%, 12/15/41	3,774,999	399,802
Freddie Mac REMICs, PO 1.24%, 01/15/24	1,477,576	1,472,492
Freddie Mac STRIPS, IO 8.00%, 06/01/31	1,867,649	513,242
Freddie Mac Structured Pass Through Securities 6.50%, 02/25/43	2,593,216	2,991,028
Ginnie Mae REMICs, 4.00%, 04/16/33	563,580	567,858
4.50%, 10/20/33	135,869	136,405
5.87%, 01/20/39(a)	3,122,106	3,530,884
4.50%, 07/20/41(a)	5,452,334	5,821,623
1.76%, 09/20/41(a)	3,885,826	4,064,434
		48,693,377

	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–33.44%
Federal Home Loan Mortgage Corp., Pass Through Ctfs., 8.50%, 01/01/17 to 08/01/31	$559,436	$682,162
5.00%, 10/01/18 to 06/01/40	14,322,811	15,876,052
7.50%, 01/01/20 to 05/01/35	624,845	759,278
3.50%, 08/01/26	1,111,717	1,181,453
6.50%, 05/01/28 to 08/01/33	873,183	992,939
6.00%, 03/01/29	7,764	8,897
8.00%, 08/01/32	379,569	474,331
5.50%, 12/01/36	606,301	678,613
4.50%, 05/01/38 to 02/01/42	35,974,468	39,187,723
5.35%, 07/01/38 to 10/17/38	4,381,501	4,923,659
5.80%, 10/01/38 to 01/20/39	2,566,801	2,925,380
5.45%, 11/25/38	4,221,292	4,761,876
4.00%, 06/01/42	7,378,947	7,908,623
Pass Through Ctfs., ARM, 2.40%, 07/01/36(a)	3,387,902	3,630,783
2.68%, 02/01/37(a)	344,265	370,719
2.79%, 03/01/37(a)	1,233,947	1,323,167
2.38%, 05/01/37(a)	1,371,934	1,477,892
2.52%, 11/01/37(a)	3,117,257	3,357,614
2.68%, 01/01/38(a)	520,541	560,642
3.40%, 03/01/41(a)	546,744	579,465
Pass Through Ctfs., TBA, 3.00%, 01/01/45(b)	23,200,000	23,437,436
3.50%, 01/01/45(b)	21,700,000	22,564,608
4.00%, 01/01/45(b)	13,200,000	14,071,406
		151,734,718

Federal National Mortgage Association (FNMA)–52.78%
Federal National Mortgage Association, Pass Through Ctfs., 7.50%, 04/01/15 to 08/01/37	993,954	1,215,517
13.00%, 06/01/15	376	377
7.00%, 02/01/18 to 12/01/33	503,207	543,465
4.50%, 05/01/19 to 10/01/41	19,559,952	21,064,677
8.00%, 07/01/20 to 04/01/33	854,071	1,034,887
6.50%, 06/01/22 to 11/01/38	5,430,595	6,204,545
5.50%, 11/01/22 to 04/01/38	17,124,976	19,202,089
4.00%, 06/01/24 to 06/01/44	16,180,559	17,337,953
5.00%, 06/01/27 to 01/01/41	11,244,522	12,448,448
9.50%, 04/01/30	126,702	150,566
8.50%, 10/01/32	713,882	885,656
6.00%, 12/01/35 to 05/01/40	5,478,737	6,242,414
5.45%, 01/01/38	836,551	947,681
5.63%, 03/01/41	729,331	859,534
3.50%, 11/01/42	2,592,430	2,716,333
3.00%, 04/01/43	3,686,408	3,736,556

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco U.S. Mortgage Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–(continued)
Pass Through Ctfs., ARM, 2.33%, 03/01/38(a)	$483,116	$516,853
1.84%, 02/01/39(a)	5,147,867	5,347,238
3.02%, 08/01/42(a)	1,711,954	1,765,201
2.27%, 07/01/43(a)	4,476,985	4,479,866
2.68%, 09/01/43(a)	2,280,405	2,316,098
Pass Through Ctfs., BAL, 3.84%, 04/01/18	3,200,967	3,415,447
Pass Through Ctfs., TBA, 2.50%, 01/01/30(b)	8,000,000	8,145,625
3.00%, 01/01/30 to 01/01/45(b)	30,900,000	31,371,101
3.50%, 01/01/44(b)	45,700,000	47,642,255
4.00%, 01/01/44(b)	37,420,000	39,939,563
		239,529,945

Government National Mortgage Association (GNMA)–5.65%
Government National Mortgage Association, Pass Through Ctfs., 9.50%, 02/15/16 to 08/15/22	328,816	336,053
8.00%, 05/15/16 to 12/15/21	296,743	304,396
8.50%, 02/20/17	731	767
9.00%, 09/15/17 to 08/15/24	625,547	644,762
7.00%, 08/15/22 to 01/15/29	471,115	514,556
6.50%, 04/15/26 to 11/15/28	245,213	280,040
6.00%, 01/15/28 to 04/20/29	645,857	732,178
5.50%, 05/15/33 to 10/15/34	1,458,625	1,643,554
5.00%, 11/20/37	2,449,394	2,702,406
3.50%, 01/01/45(c)	13,000,000	13,646,953
Pass Through Ctfs., TBA, 4.00%, 01/01/45(b)	4,500,000	4,823,086
		25,628,751
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $458,070,823)		465,586,791

Asset-Backed Securities–38.90%
Collateralized Mortgage Obligations–37.97%
American Home Mortgage Investment Trust, Series 2005-1, Class 7A1, Floating Rate Pass Through Ctfs., 2.33%, 06/25/45(a)	1,542,646	1,536,239
Americredit Automobile Receivables Trust, Series 2014-4, Class A2A, Pass Through Ctfs., 0.72%, 04/09/18	5,000,000	4,998,818
BAMLL-DB Trust, Series 2012-OSI, Class A2FX, Pass Through Ctfs., 3.35%, 04/13/29(d)	4,997,674	5,135,447
Banc of America Funding Trust, Series 2006-3, Class 5A5, Pass Through Ctfs., 5.50%, 03/25/36	220,093	210,835

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class AJ, Pass Through Ctfs., 5.17%, 02/11/41	$3,050,000	$3,057,755
Series 2005-PWR8, Class AJ, Pass Through Ctfs., 4.75%, 06/11/41	5,000,000	5,064,665
Series 2005-PWR9, Class AJ, Variable Rate Pass Through Ctfs., 4.99%, 09/11/42(a)	500,000	511,978
Series 2006-PW11, Class A4, Variable Rate Pass Through Ctfs., 5.43%, 03/11/39(a)	4,264,100	4,407,606
Series 2006-T22, Class AJ, Variable Rate Pass Through Ctfs., 5.58%, 04/12/38(a)	4,055,000	4,235,058
Series 2006-T22, Class B, Variable Rate Pass Through Ctfs., 5.58%, 04/12/38(a)(d)	1,750,000	1,851,804
Cerberus Onshore II Clo-2 LLC, Series 2014-1A, Class A, Floating Rate Pass Through Ctfs., 2.13%, 10/15/23(a)(d)	3,000,000	3,003,300
CGBAM Commercial Mortgage Trust, Series 2014-HD, Class B, Floating Rate Pass Through Ctfs., 1.36%, 02/15/31(a)(d)	3,000,000	2,991,933
Chase Mortgage Finance Trust, Series 2005-A1, Class 3A1, Floating Rate Pass Through Ctfs., 2.46%, 12/25/35(a)	92,743	84,817
CHL Mortgage Pass Through Trust, Series 2004-29, Class 1A1, Floating Rate Pass Through Ctfs., 0.71%, 02/25/35(a)	777,995	739,762
Citigroup Mortgage Loan Trust, Series 2006-AR2, Class 1A2, Floating Rate Pass Through Ctfs., 2.63%, 03/25/36(a)	165,694	159,886
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB3, Class 2A, Floating Rate Pass Through Ctfs., 2.59%, 09/25/34(a)	3,942,184	3,908,378
Series 2004-UST1, Class A4, Floating Rate Pass Through Ctfs., 2.18%, 08/25/34(a)	728,617	724,323
Series 2009-12, Class 5A1, Pass Through Ctfs., 5.50%, 07/25/37(d)	2,383,547	2,455,054
Series 2012-6, Class 2A1, Floating Rate Pass Through Ctfs., 2.35%, 08/25/36(a)(d)	2,785,561	2,817,784
Commercial Mortgage Trust, Series 2005-GG3, Class B, Pass Through Ctfs., 4.89%, 08/10/42	2,366,076	2,366,289
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class AJ, Pass Through Ctfs., 5.10%, 08/15/38	930,000	948,673

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco U.S. Mortgage Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Credit Suisse Mortgage Trust, Series 2010-6R, Class 1A1, Pass Through Ctfs., 5.50%, 02/27/37 (Acquired 12/22/10; Cost $19,512)(d)	$18,944	$18,985
Fifth Third Auto Trust, Series 2014-3, Class A2A, Pass Through Ctfs., 0.57%, 05/15/17	4,000,000	3,997,010
GCCFC COMM Mortgage Trust, Series 2013-FL3, Class B, Floating Rate Pass Through Ctfs., 2.31%, 10/13/28(a)(d)	5,000,000	5,080,310
GSAA Home Equity Trust, Series 2007-7, Class A4, Floating Rate Pass Through Ctfs., 0.44%, 07/25/37(a)	104,441	88,957
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP3, Class AJ, Variable Rate Pass Through Ctfs., 5.00%, 08/15/42(a)	5,000,000	5,092,777
Series 2006-LDP6, Class AJ, Variable Rate Pass Through Ctfs., 5.57%, 04/15/43(a)	8,372,000	8,665,870
Series 2006-LDP8, Class AJ, Pass Through Ctfs., 5.48%, 05/15/45	4,000,000	4,196,112
JP Morgan Mortgage Trust, Series 2005-A3, Class 6A5, Floating Rate Pass Through Ctfs., 2.62%, 06/25/35(a)	2,138,347	2,138,893
Series 2005-A6, Class 7A1, Floating Rate Pass Through Ctfs., 2.53%, 08/25/35(a)	1,720,156	1,687,304
Series 2014-1, Class 1A17, Variable Rate Pass Through Ctfs., 4.00%, 01/25/44(a)(d)	6,738,737	7,105,490
JP Morgan Resecuritization Trust, Series 2009-5, Class 1A1, Floating Rate Pass Through Ctfs., 2.61%, 07/26/36(a)(d)	5,948,151	6,002,487
Series 2009-7, Class 5A1, Pass Through Ctfs., 6.00%, 02/27/37(d)	901,708	930,748
La Hipotecaria El Salvadorian Mortgage Trust (El Salvador), Series 2013-1A, Class A, Pass Through Ctfs., 3.50%, 10/25/41 (Acquired 04/22/13; Cost $5,971,243)(d)	5,769,317	6,077,618
La Hipotecaria Panamanian Mortgage Trust (El Salvador), Series 2010-1GA, Class A, Floating Rate Pass Through Ctfs., 2.50%, 09/08/39 (Acquired 11/05/10-06/25/12; Cost $9,346,699)(a)(d)	9,034,117	9,389,835
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AJ, Variable Rate Pass Through Ctfs., 5.32%, 11/15/40(a)	5,420,000	5,562,944

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/41(d)	$3,350,000	$3,387,384
Luminent Mortgage Trust, Series 2005-1, Class A1, Floating Rate Pass Through Ctfs., 0.43%, 11/25/35(a)	3,802,329	3,448,861
Series 2006-1, Class A1, Floating Rate Pass Through Ctfs., 0.41%, 04/25/36(a)	112,147	74,838
Merrill Lynch Mortgage Investors Trust, Series 2004-A, Class A2, Floating Rate Pass Through Ctfs., 0.83%, 04/25/29(a)	260,896	248,824
Series 2005-A, Class A1, Floating Rate Pass Through Ctfs., 0.63%, 03/25/30(a)	1,974,064	1,891,203
Morgan Stanley Capital I Trust, Series 2006-HQ9, Class AJ, Pass Through Ctfs., 5.79%, 07/12/44	7,945,000	8,385,959
RALI Trust, Series 2006-QO2, Class A2, Floating Rate Pass Through Ctfs., 0.44%, 02/25/46(a)	70,701	35,068
RBSSP Resecuritization Trust, Series 2009-13, Class 10A3, Floating Rate Pass Through Ctfs., 2.48%, 01/26/36(a)(d)	1,593,844	1,609,306
Series 2010-1, Class 2A1, Floating Rate Pass Through Ctfs., 2.09%, 07/26/45 (Acquired 01/31/11; Cost $3,087,845)(a)(d)	3,099,468	3,130,767
Sequoia Mortgage Trust, Series 2013-4, Class A3, Variable Rate Pass Through Ctfs., 1.55%, 04/25/43(a)	2,621,423	2,465,271
Series 2013-7, Class A2, Variable Rate Pass Through Ctfs., 3.00%, 06/25/43(a)	4,571,885	4,523,841
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, Variable Rate Pass Through Ctfs., 3.75%, 07/25/43(a)(d)	4,043,935	4,191,219
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, Floating Rate Pass Through Ctfs., 0.47%, 09/25/34(a)	828,989	741,445
Series 2004-6, Class 3A2, Floating Rate Pass Through Ctfs., 2.39%, 06/25/34(a)	4,355,504	4,445,060
Structured Asset Mortgage Investments, II Trust., Series 2005-AR2, Class 2A1, Floating Rate Pass Through Ctfs., 0.40%, 05/25/45(a)	1,890,522	1,713,423
Structured Asset Securities Corp., Series 2002-21A, Class B1II, Floating Rate Pass Through Ctfs., 2.42%, 11/25/32(a)	242,128	219,896

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco U.S. Mortgage Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AJ, Variable Rate Pass Through Ctfs., 5.16%, 07/15/42(a)	$500,000	$511,805
Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.24%, 10/15/44(a)	1,254,000	1,284,460
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A8, Floating Rate Pass Through Ctfs., 2.33%, 10/25/35(a)	7,000,191	6,817,622
WaMu Mortgage Pass-Through Certificates, Series 2007-HY2, Class 2A1, Floating Rate Pass Through Ctfs., 2.34%, 11/25/36(a)	349,873	308,084
Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2, Floating Rate Pass Through Ctfs., 2.62%, 07/25/34(a)	3,038,142	3,058,051
Series 2005-AR2, Class 2A2, Floating Rate Pass Through Ctfs., 2.61%, 03/25/35(a)	398,245	406,407
Series 2006-AR8, Class 2A3, Floating Rate Pass Through Ctfs., 2.60%, 04/25/36(a)	2,210,023	2,168,889
Total Collateralized Mortgage Obligations (Cost $170,898,004)		172,313,427

	Principal Amount	Value
Non-Agency Obligations–0.93%
Freddie Mac, Series 2014-DN1, Class M2, Floating Rate STACR® Debt Notes, 2.37%, 02/25/24(a)(d)(e) (Cost $4,314,273)	$4,300,000	$4,229,944
Total Asset-Backed Securities (Cost $175,212,277)		176,543,371

U.S. Treasury Securities–0.30%
U.S. Treasury Bills–0.07%
0.09%, 08/20/15(f)	305,000	304,708

U.S. Treasury Notes–0.23%
3.25%, 12/31/16(g)	1,000,000	1,050,076
Total U.S. Treasury Securities (Cost $1,309,907)		1,354,784

	Shares
Money Market Funds–3.10%
Liquid Assets Portfolio–Institutional Class(h)	7,042,965	7,042,965
Premier Portfolio–Institutional Class(h)	7,042,965	7,042,965
Total Money Market Funds (Cost $14,085,930)		14,085,930
TOTAL INVESTMENTS–144.90% (Cost $648,678,937)		657,570,876
OTHER ASSETS LESS LIABILITIES–(44.90)%		(203,755,476)
NET ASSETS–100.00%		$453,815,400

Investment Abbreviations:

ACES	– Automatically Convertible Extendable Security
ARM	– Adjustable Rate Mortgage
BAL	– Balloon
Ctfs.	– Certificates
Gtd.	– Guaranteed
REMIC	– Real Estate Mortgage Investment Conduits
Sr.	– Senior
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2014.
(b)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1H.
(c)	This security is subject to dollar roll transactions. See Note 1H.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2014 was $69,409,415, which represented 15.29% of the Fund’s Net Assets.
(e)	Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco U.S. Mortgage Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (Cost $634,593,007)	$643,484,946
Investments in affiliated money market funds, at value and cost	14,085,930
Total investments, at value (Cost $648,678,937)	657,570,876
Cash	133,037
Receivable for:
Investments sold	18,212,548
Fund shares sold	993,158
Dividends and interest	1,946,321
Principal paydowns	80,494
Investment for trustee deferred compensation and retirement plans	69,073
Other assets	22,987
Total assets	679,028,494

Liabilities:
Payable for:
Investments purchased	223,224,767
Fund shares reacquired	886,775
Dividends	420,364
Variation margin—futures	64,000
Accrued fees to affiliates	214,247
Accrued trustees’ and officers’ fees and benefits	398
Accrued other operating expenses	322,339
Trustee deferred compensation and retirement plans	80,204
Total liabilities	225,213,094
Net assets applicable to shares outstanding	$453,815,400

Net assets consist of:
Shares of beneficial interest	$568,338,786
Undistributed net investment income	365,205
Undistributed net realized gain (loss)	(123,534,288)
Net unrealized appreciation	8,645,697
$453,815,400

Net Assets:
Class A	$424,258,679
Class B	$2,134,639
Class C	$8,100,492
Class Y	$19,306,388
Class R5	$15,202

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	33,817,436
Class B	171,024
Class C	650,251
Class Y	1,533,102
Class R5	1,207
Class A:
Net asset value per share	$12.55
Maximum offering price per share
(Net asset value of $12.55 ÷ 95.75%)	$13.11
Class B:
Net asset value and offering price per share	$12.48
Class C:
Net asset value and offering price per share	$12.46
Class Y:
Net asset value and offering price per share	$12.59
Class R5:
Net asset value and offering price per share	$12.59

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco U.S. Mortgage Fund

Statement of Operations

For the year ended December 31, 2014

Investment income:
Interest	$14,407,643
Dividends from affiliated money market funds	4,233
Total investment income	14,411,876

Expenses:
Advisory fees	2,096,113
Administrative services fees	122,576
Custodian fees	44,602
Distribution fees:
Class A	1,034,396
Class B	26,241
Class C	78,523
Transfer agent fees — A, B, C, and Y	625,930
Transfer agent fees — R5	11
Trustees’ and officers’ fees and benefits	29,995
Other	291,434
Total expenses	4,349,821
Less: Fees waived and expense offset arrangement(s)	(16,673)
Net expenses	4,333,148
Net investment income	10,078,728

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	12,435,864
Futures contracts	(1,304,807)
11,131,057
Change in net unrealized appreciation (depreciation) of:
Investment securities	6,516,752
Futures contracts	(577,646)
5,939,106
Net realized and unrealized gain	17,070,163
Net increase in net assets resulting from operations	$27,148,891

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco U.S. Mortgage Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$10,078,728	$8,074,964
Net realized gain (loss)	11,131,057	(4,045,559)
Change in net unrealized appreciation (depreciation)	5,939,106	(12,215,849)
Net increase (decrease) in net assets resulting from operations	27,148,891	(8,186,444)

Distributions to shareholders from net investment income:
Class A	(19,256,450)	(18,165,658)
Class B	(98,872)	(125,354)
Class C	(291,848)	(302,885)
Class Y	(314,767)	(125,279)
Class R5	(515)	(397)
Total distributions from net investment income	(19,962,452)	(18,719,573)

Share transactions–net:
Class A	(23,705,101)	(64,577,974)
Class B	(1,107,150)	(2,305,725)
Class C	185,855	(3,650,135)
Class Y	16,973,129	(1,331,835)
Class R5	5,436	—
Net increase (decrease) in net assets resulting from share transactions	(7,647,831)	(71,865,669)
Net increase (decrease) in net assets	(461,392)	(98,771,686)

Net assets:
Beginning of year	454,276,792	553,048,478
End of year (includes undistributed net investment income of $365,205 and $1,208,677, respectively)	$453,815,400	$454,276,792

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco U.S. Mortgage Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Class R5. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

15                         Invesco U.S. Mortgage Fund

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
D.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

16                         Invesco U.S. Mortgage Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Dollar Rolls and Forward Commitment Transactions —The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar rolls transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Other Risks — The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
K.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

17                         Invesco U.S. Mortgage Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.47%
Next $500 million	0.445%
Next $500 million	0.42%
Next $500 million	0.395%
Next $2.5 billion	0.37%
Next $2.5 billion	0.345%
Next $2.5 billion	0.32%
Next $2.5 billion	0.295%
Over $12.5 billion	0.27%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Class R5 shares to 1.50%, 2.25%, 2.25%, 1.25% and 1.25%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $15,009.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended December 31, 2014, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2014, IDI advised the Fund that IDI retained $11,110 in front-end sales commissions from the sale of Class A shares and $1,031, $1,701 and $110 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

18                         Invesco U.S. Mortgage Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$14,085,930	$—	$—	$14,085,930
U.S. Treasury Securities	—	1,354,784	—	1,354,784
U.S. Government Sponsored Securities	—	465,586,791	—	465,586,791
Asset-Backed Securities	—	172,313,427	—	172,313,427
Non-Agency Obligations	—	4,229,944	—	4,229,944
	14,085,930	643,484,946	—	657,570,876
Futures Contracts*	(246,242)	—	—	(246,242)
Total Investments	$13,839,688	$643,484,946	$—	$657,324,634

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Interest rate risk:
Futures contracts(a)	$218,636	$(464,878)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain (Loss):
Interest rate risk	$(1,304,807)
Change in Unrealized Appreciation (Depreciation):
Interest rate risk	(577,646)
Total	$(1,882,453)

The table below summarizes the average notional value of futures contracts.

Futures Contracts
Average notional value	$101,586,759

19                         Invesco U.S. Mortgage Fund

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	Short	202	March-2015	44,155,938	$84,787
U.S. Treasury 5 Year Notes	Short	174	March-2015	20,693,766	10,503
U.S. Treasury 30 Year Bonds	Short	118	March-2015	17,058,375	(464,878)
Ultra U.S. Treasury Bonds	Long	17	March-2015	2,808,188	123,346
Total Futures Contracts — Interest Rate Risk					$(246,242)

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,664.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$19,962,452	$18,719,573

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$445,496
Net unrealized appreciation — investments	8,866,540
Temporary book/tax differences	(76,789)
Capital loss carryforward	(123,758,633)
Shares of beneficial interest	568,338,786
Total net assets	$453,815,400

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and bond amortization.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

20                         Invesco U.S. Mortgage Fund

The Fund utilized $5,059,411 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2015	$18,400,921	$—	$18,400,921
December 31, 2016	91,151,310	—	91,151,310
Not subject to expiration	9,389,992	4,816,410	14,206,402
	$118,942,223	$4,816,410	$123,758,633

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $2,821,073,531 and $2,807,535,317, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$12,381,713
Aggregate unrealized (depreciation) of investment securities	(3,515,173)
Net unrealized appreciation of investment securities	$8,866,540

Cost of investments for tax purposes is $648,704,336.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns, dollar rolls and expired capital loss carryforward, on December 31, 2014, undistributed net investment income was increased by $9,040,252 and undistributed net realized gain (loss) was increased by $3,188,689 and shares of beneficial interest was decreased by $12,228,941. This reclassification had no effect on the net assets of the Fund.

21                         Invesco U.S. Mortgage Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	2,331,170	$29,176,659	1,139,557	$14,539,629
Class B	6,987	86,900	45,634	577,025
Class C	286,853	3,557,354	169,393	2,151,995
Class Y	1,497,316	18,809,397	90,497	1,165,042
Class R5	459	5,789	—	—

Issued as reinvestment of dividends:
Class A	1,125,151	14,058,377	1,034,477	13,061,779
Class B	7,037	87,430	8,196	103,128
Class C	18,399	228,300	16,384	205,278
Class Y	18,060	226,717	8,172	103,843

Automatic conversion of Class B shares to Class A shares:
Class A	53,100	662,730	92,276	1,171,812
Class B	(53,376)	(662,730)	(92,742)	(1,171,812)

Reacquired:
Class A	(5,414,289)	(67,602,867)	(7,369,656)	(93,351,194)
Class B	(49,884)	(618,750)	(143,117)	(1,814,066)
Class C	(290,257)	(3,599,799)	(478,952)	(6,007,408)
Class Y	(164,193)	(2,062,985)	(204,462)	(2,600,720)
Class R5	(28)	(353)	—	—
Net increase (decrease) in share activity	(627,495)	$(7,647,831)	(5,684,343)	$(71,865,669)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

22                         Invesco U.S. Mortgage Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/14	$12.35	$0.28	$0.48	$0.76	$(0.56)	$12.55	6.27	%(d)	$424,259	0.96	%(d)(e)	0.96	%(d)(e)	2.28	%(d)(e)	450%
Year ended 12/31/13	13.02	0.21	(0.40)	(0.19)	(0.48)	12.35	(1.51	)(d)	441,028	0.94	(d)	0.94	(d)	1.63	(d)	475
Year ended 12/31/12	12.99	0.25	0.33	0.58	(0.55)	13.02	4.54		531,547	0.94		0.94		1.88		451
Year ended 12/31/11	13.00	0.39	0.26	0.65	(0.66)	12.99	5.06		564,871	0.90		0.90		2.99		395
Year ended 12/31/10	12.75	0.40	0.28	0.68	(0.43)	13.00	5.41		610,214	0.91		0.91		3.07		370
Class B
Year ended 12/31/14	12.28	0.18	0.48	0.66	(0.46)	12.48	5.48		2,135	1.72	(e)	1.72	(e)	1.52	(e)	450
Year ended 12/31/13	12.95	0.11	(0.40)	(0.29)	(0.38)	12.28	(2.28)		3,197	1.70		1.70		0.87		475
Year ended 12/31/12	12.93	0.15	0.32	0.47	(0.45)	12.95	3.67		5,729	1.69		1.69		1.13		451
Year ended 12/31/11	12.92	0.29	0.27	0.56	(0.55)	12.93	4.43		8,186	1.66		1.66		2.23		395
Year ended 12/31/10	12.67	0.31	0.27	0.58	(0.33)	12.92	4.64		13,574	1.67		1.67		2.37		370
Class C
Year ended 12/31/14	12.26	0.19	0.47	0.66	(0.46)	12.46	5.48		8,100	1.72	(e)	1.72	(e)	1.52	(e)	450
Year ended 12/31/13	12.93	0.11	(0.40)	(0.29)	(0.38)	12.26	(2.29)		7,788	1.70		1.70		0.87		475
Year ended 12/31/12	12.90	0.15	0.33	0.48	(0.45)	12.93	3.75		12,003	1.69		1.69		1.13		451
Year ended 12/31/11	12.91	0.29	0.25	0.54	(0.55)	12.90	4.27		9,308	1.66		1.66		2.23		395
Year ended 12/31/10	12.66	0.30	0.28	0.58	(0.33)	12.91	4.64		9,559	1.67		1.67		2.33		370
Class Y(f)
Year ended 12/31/14	12.39	0.32	0.47	0.79	(0.59)	12.59	6.52		19,306	0.72	(e)	0.72	(e)	2.52	(e)	450
Year ended 12/31/13	13.07	0.24	(0.41)	(0.17)	(0.51)	12.39	(1.32)		2,254	0.70		0.70		1.87		475
Year ended 12/31/12	13.04	0.28	0.33	0.61	(0.58)	13.07	4.79		3,759	0.69		0.69		2.13		451
Year ended 12/31/11	13.04	0.42	0.27	0.69	(0.69)	13.04	5.40		1,721	0.66		0.66		3.23		395
Year ended 12/31/10	12.79	0.42	0.30	0.72	(0.47)	13.04	5.65		2,353	0.67		0.67		3.26		370
Class R5
Year ended 12/31/14	12.39	0.33	0.47	0.80	(0.60)	12.59	6.56		15	0.67	(e)	0.67	(e)	2.57	(e)	450
Year ended 12/31/13	13.06	0.25	(0.41)	(0.16)	(0.51)	12.39	(1.23)		10	0.66		0.66		1.91		475
Year ended 12/31/12	13.03	0.28	0.33	0.61	(0.58)	13.06	4.80		10	0.65		0.65		2.17		451
Year ended 12/31/11	13.04	0.43	0.26	0.69	(0.70)	13.03	5.38		10	0.63		0.63		3.26		395
Year ended 12/31/10(g)	13.06	0.35	(0.09)	0.26	(0.28)	13.04	2.00		10	0.59	(h)	0.59	(h)	4.51	(h)	370

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended December 31, 2014 and 2013.
(e)	Ratios are based on average daily net assets (000’s omitted) of $428,499, $2,624, $7,852, $6,996 and $11 for Class A, Class B, Class C, Class Y and Class R5 shares, respectively.
(f)	On June 1, 2010, the Fund’s former Class I shares of Invesco Van Kampen U.S. Mortgage Fund were reorganized into Class Y shares of the Fund.
(g)	Commencement date of June 1, 2010.
(h)	Annualized.

23                         Invesco U.S. Mortgage Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco U.S. Mortgage Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco U.S. Mortgage Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 23, 2015

24                         Invesco U.S. Mortgage Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,021.50	$4.89	$1,020.37	$4.89	0.96%
B	1,000.00	1,017.70	8.75	1,016.53	8.74	1.72
C	1,000.00	1,017.70	8.75	1,016.53	8.74	1.72
Y	1,000.00	1,022.70	3.67	1,021.58	3.67	0.72
R5	1,000.00	1,023.00	3.42	1,021.83	3.41	0.67

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25                         Invesco U.S. Mortgage Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0.14%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco U.S. Mortgage Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco U.S. Mortgage Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco U.S. Mortgage Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco U.S. Mortgage Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco U.S. Mortgage Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s
Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 VK-USM-AR-1 Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

.ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2013	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit Fees	$337,800	N/A	$298,000	N/A
Audit-Related Fees(2)	$0	0%	$32,308	0%
Tax Fees(3)	$109,750	0%	$160,120	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$447,550	0%	$490,428	0%

(g) PWC billed the Registrant aggregate non-audit fees of $109,750 for the fiscal year ended 2014, and $192,428 for the fiscal year ended 2013, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end December 31, 2013 includes fees billed for agreed upon procedures related to fund mergers and regulatory filings.
(3)	Tax fees for the fiscal year end December 31, 2014 includes fees billed for reviewing tax returns. Tax fees for fiscal year end December 31, 2013 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit-Related Fees	$574,000	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$574,000	0%	$574,000	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,009,694 for the fiscal year ended 2014, and $1,645,309 for the fiscal year ended 2013, for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2015, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2015, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Growth Series (Invesco Growth Series)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	March 6, 2015

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	March 6, 2015

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	March 6, 2015

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.